UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

UBS PACE Select Advisors Trust
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York			10019-6114
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-882 5000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2008

Item 1.  Reports to Stockholders.

UBS PACE Select Advisors Trust

Semiannual Report

January 31, 2008

Table of contents

Portfolio Advisors' commentaries and schedules of investments

UBS PACE Money Market Investments	4

UBS PACE Government Securities Fixed Income Investments	11

UBS PACE Intermediate Fixed Income Investments	22

UBS PACE Strategic Fixed Income Investments	35

UBS PACE Municipal Fixed Income Investments	50

UBS PACE Global Fixed Income Investments	63

UBS PACE High Yield Investments	74

UBS PACE Large Co Value Equity Investments	84

UBS PACE Large Co Growth Equity Investments	93

UBS PACE Small/Medium Co Value Equity Investments	103

UBS PACE Small/Medium Co Growth Equity Investments	112

UBS PACE International Equity Investments	122

UBS PACE International Emerging Markets Equity Investments	136

UBS PACE Global Real Estate Securities Investments	147

UBS PACE Alternative Strategies Investments	155

Understanding your Portfolio's expenses	183

Statement of assets and liabilities	190

Statement of operations	198

Statement of changes in net assets	202

Financial highlights	209

Notes to financial statements	282

General information	324

Board approval of sub-advisory agreements	325

UBS PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (UBS PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a Portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a Portfolio or class of shares, which includes a discussion of investment risks, sales charges, expenses and other matters of interest. Before you invest, please carefully read the prospectus related to the Portfolio or class of shares in which you are interested.

UBS PACE Select Advisors Trust

Introduction

March 17, 2008

Dear UBS PACESM Shareholder,

We are pleased to provide you with the semiannual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio and commentaries from the individual investment advisors regarding the events that affected Portfolio performance during the six months ended January 31, 2008. Please note that the opinions of the advisors do not necessarily represent those of UBS Global Asset Management (Americas), Inc.

In both the equity and fixed income markets, the six-month period was marked by a considerable amount of volatility, which we discuss in more detail in the "Market Outlook" section below. In challenging times like these, we believe that the best way for long-term investors to weather volatility is to develop a personalized investment strategy that's balanced across a range of asset classes—and to stick with it through the markets' ups and downs.

Market Outlook

While the US economy had been fairly resilient during much of 2007, it weakened during the reporting period. A variety of factors caused the economy to stumble, including the ongoing troubles in the housing market and tepid business spending. The US Department of Commerce reported that third quarter gross domestic product ("GDP") growth was 4.9%, due, in part, to strong consumer spending and increased exports. However, advance growth rate estimates for the fourth quarter GDP sunk to just 0.6%. For the remainder of the reporting period, the combined effects of the weak housing market, issues related to subprime mortgages, and tighter credit conditions continued to negatively impact the overall economy.

Overseas, economic growth also moderated during the period, triggered by the fallout from the weakening US economy as well as high energy and food prices. According to the International Monetary Fund, global economic growth is predicted to be 4.1% in 2008, versus an estimated 4.9% advance in 2007.

The US stock market was extremely volatile during the reporting period. After generally posting positive returns early in the year, US equity prices fell sharply in June and July of 2007. This was largely due to troubles in the housing market. US stock prices then began to rise in late August 2007 and continued to do so through October. This rebound was triggered by the Federal Reserve Bank (the "Fed") lowering interest rates in an attempt to alleviate the credit crunch and avert a recession. Hopes for a continuation of the stock market's rally ended suddenly in November. Lackluster third quarter corporate profits, surging oil prices and continued fallout from the subprime mortgage market caused the S&P 500 Index to fall 10% from its peak in October. All told, the S&P 500 Index declined 4.32% over the six-month reporting period. The international developed equity markets underperformed their US counterparts during the reporting period, as the MSCI EAFE Index1 fell 7.52%. However, emerging market equities performed relatively better, with the MSCI EM Index2 declining 1.33%.

1.  The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in these countries.

2.  The MSCI EM Index measures equity market performance in the global emerging markets, and consists of approximately 25 market country indexes, including Argentina, Brazil, Malaysia and Thailand.

UBS PACE Select Advisors Trust

As was the case with the stock market, bond prices also fluctuated during the six-month period, given changing expectations regarding economic growth, inflation, and future Fed monetary policies. Issues related to the bursting of the housing bubble and subprime mortgage meltdown triggered several "flights to quality." During those times, investors flocked to the relative safety of high quality government bonds and largely shunned lower quality fixed income securities. Looking at the six months ended January 31, 2008, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,3 returned 6.82%. Given overall positive economic growth, the international bond markets slightly lagged their US counterparts. During the reporting period, the JPMorgan Global Government Bond Index4 returned 6.17%. Bond investors who assumed greater risks generated mixed results. All told, the Lehman Brothers High Yield5 Index and the JPMorgan EMBI Global Diversified Indexes6 returned 1.30% and 7.21%, respectively.

As always, we also believe it is useful to work closely with a professional financial advisor to guide you on your financial journey. We appreciate your continued support.

Sincerely,

Kai R. Sotorp
President, UBS PACE Select Advisors Trust
Head of the Americas, UBS Global Asset Management (Americas) Inc.

3.  The Lehman Brothers U.S. Aggregate Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

4.  The JPMorgan Global Government Bond Index is a market capitalization weighted index, which is rebalanced monthly and consists of 13 countries.

5.  The Lehman Brothers High Yield Index is an unmanaged market-weighted index including only SEC-registered and 144(a) securities with fixed (non-variable) coupons.

6.  The JPMorgan EMBI Global Diversified Index is an unmanaged Index of debt instruments of 31 emerging countries.

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2008. The views expressed in the Advisors' Comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisors. Advisors' comments on Portfolios that have more than one manager are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 17, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Advisors reserve the right to change their views about individual securities, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance

For the six months ended January 31, 2008, the Portfolio returned 2.21% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee for the six month period, the Portfolio returned 1.44%). In comparison, the 90-Day US T-Bill Index (the "benchmark") returned 2.08%, and the median return for the Lipper Money Market Funds category was 2.19%. (Returns over various time periods are shown in the "Performance at a Glance" table on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Market review

While the US economy was fairly resilient during the first half of the reporting period, it weakened toward the end of 2007. The reporting period began with a healthy gross domestic product ("GDP") growth rate of 4.9% in the third quarter, due, in part, to strong consumer spending and increased exports. However, a variety of factors caused the economy to stumble in the fourth quarter, as the combined effects of the weak housing market, issues related to subprime mortgages, and tighter credit conditions negatively impacted the overall economy. As a result, estimates for the fourth quarter GDP fell back to just 0.6%.

As concerns over subprime mortgages and the credit markets mounted, the Federal Reserve Board (the "Fed") provided greater amounts of liquidity to the market in order to facilitate normal market operations. In mid-August, the Fed lowered the discount rate, which is the rate the Fed uses for loans it makes directly to banks. Then, in mid-September, the Fed continued to take action by reducing the federal funds rate from 5.25% to 4.75%. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed lowered the fed funds rate in October and December 2007, bringing it to 4.25% by the end of 2007.

In January 2008, the Fed cut the fed funds rate twice within nine days. On January 22nd, it reduced the rate by 0.75%, and by another 0.50% on January 30th, bringing it to 3.00%—its lowest level since May 2005.

*  Note: As of March 20, 2008, Robert Sabatino, a director of UBS Global Asset Management (Americas) Inc.'s short duration fixed income group, will become primarily responsible for the day-to-day portfolio management of UBS PACE Money Market Investments.

UBS PACE Select Advisors Trust – UBS PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:*

Michael H. Markowitz

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Advisor's comments

During much of the period, we employed a "barbell" strategy, in which the maturities of securities in a portfolio are concentrated at opposite ends of the short-term yield curve. We continued to buy shorter-term securities, and we also sought to extend the Portfolio's weighted average maturity with longer-term money market securities maturing within nine to 13 months. However, when the troubles surfaced in the credit market in mid-August, we sought to increase liquidity by purchasing more overnight securities. This reduced the Portfolio's weighted average maturity during the remainder of the period. We also added more government agency securities to the portfolio in October and continued to increase the amount of overnight securities we held.

The Portfolio remained diversified during the reporting period by both weighted average maturity and security type. We held securities with a wide range of maturities, ranging from overnight up to several months. In terms of security types held in the Portfolio, we are able to generally hold up to 5% in any one security (subject to certain exceptions).However, we typically sought to maintain a greater level of portfolio diversification over the reporting period. We accomplished this by investing in smaller positions, typically purchasing no more than 2%–3% in any one non-government issuer.

As always, quality, liquidity and yield remained paramount in our selection process for the Portfolio. Our process led us to be highly selective in terms of the types of commercial paper held in the Portfolio, which benefited performance during the reporting period. (Commercial paper is a short-term obligation, which may be backed by a guarantee or a letter of credit from a bank or other entity.) For example, we did not have any positions in single-seller commercial paper conduits or asset-backed commercial paper programs solely backed by mortgages. Instead, we emphasized what we believed to be the more stable multi-seller commercial paper programs.

Short-term corporate obligations and certificates of deposit also comprised a fair amount of the Portfolio. Within these sectors, we also found variable-rate securities, which offer interest rates that reset periodically, to be attractive, given the uncertainty of interest rate movements by the Fed. We purchased variable-rate securities linked to the fed funds rate, as well as those linked to the one-month and three-month LIBOR. (LIBOR, or the London Interbank Offered Rate, is among the most common of benchmark interest rate indexes used to make adjustments to adjustable-rate securities.)

Later in the period, we again increased our exposure to overnight securities, such as repurchase agreements, as well as one-month securities as we sought to increase the Portfolio's liquidity. These purchases helped to decrease our risk exposure. In response to turmoil in the asset-backed commercial paper market during this time, we decreased our exposure to these securities and increased our exposure to US government and agency obligations.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08	6 months	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE Select program fee[1]	2.21%	4.64%	2.71%	3.46%
UBS PACE Money Market Investments after deducting maximum UBS PACE Select program fee[1]	1.44%	3.08%	1.18%	1.92%
90-Day US T-Bill Index[2]	2.08%	4.60%	2.99%	3.61%
Lipper Money Market Funds median	2.19%	4.52%	2.54%	3.27%

For UBS PACE Money Market Investments, average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: 1-year period, 3.16%; 5-year period, 1.13%; 10-year period, 1.94%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2008 was 3.36% (without maximum UBS PACE Select program fee and after fee waivers and/or expense reimbursements; the yield was 3.07% before fee waivers and/or expense reimbursements). With the maximum UBS PACE Select program fee, the 7-day current yield was 1.86% after fee waivers and/or expense reimbursements; the yield was 1.57% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

1  The maximum annual UBS PACE Select program fee is 1.5% of the value of UBS PACE assets.

2  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Net assets (mm)	$523.2
Number of holdings	82
Weighted average maturity	50 days
Portfolio composition[1]	01/31/08
Commercial paper	29.1%
Repurchase agreements	24.5
US government and agency obligations	21.2
Certificates of deposit	19.0
Short-term corporate obligations	8.1
Other assets less liabilities	(1.9)
Total	100.0%
Top 10 holdings[1]	01/31/08
Repurchase Agreement with Deutsche Bank Securities, 2.850% due 02/01/08	13.0%
Repurchase Agreement with Barclays Bank PLC, 2.850% due 02/01/08	11.5
Federal National Mortgage Association, 4.240% due 02/08/08	3.8
Abbey National N.A. LLC, 4.345% due 02/04/08	2.3
Federal Home Loan Bank, 2.720% due 02/22/08	2.3
Bayerische Landesbank, 3.280% due 02/27/08	2.0
Lehman Brothers Holdings, Inc., 3.040% due 02/01/08	1.9
Danske Corp., 3.030% due 03/03/08	1.9
International Lease Finance Corp., 3.020% due 03/06/08	1.9
Federal Home Loan Bank, 2.870% due 03/28/08	1.9
Total	42.5%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
US government and agency obligations—21.21%
Federal Farm Credit Bank 3.030%, due 02/22/08[1]	$4,000,000	$3,999,682
3.080%, due 03/22/08[1]	5,500,000	5,500,000
Federal Home Loan Bank 4.785%, due 02/18/08[1]	8,000,000	8,000,000
2.720%, due 02/22/08[2]	12,000,000	11,980,960
2.870%, due 03/28/08[2]	10,000,000	9,955,355
4.345%, due 04/10/08[1]	7,500,000	7,499,380
3.625%, due 04/16/08[2]	5,000,000	4,962,240
4.885%, due 08/20/08	2,750,000	2,752,181
5.100%, due 09/19/08	4,500,000	4,513,238
4.500%, due 11/05/08	4,000,000	4,000,000
3.330%, due 01/23/09	2,750,000	2,750,000
Federal Home Loan Mortgage Corp. 4.670%, due 03/30/08[1]	2,000,000	1,999,154
4.165%, due 05/12/08[2]	5,000,000	4,941,574
4.300%, due 12/26/08	3,000,000	3,000,000
Federal National Mortgage Association 4.240%, due 02/08/08[2]	20,000,000	19,983,511
3.375%, due 01/23/09	2,750,000	2,750,000
US Treasury Bills[2] 3.000%, due 03/20/08	5,500,000	5,478,000
3.145%, due 06/12/08	7,000,000	6,919,278
Total US government and agency obligations (cost—$110,984,553)		110,984,553
Certificates of deposit—19.02%
Banking-non-US—15.96%
Bank of Tokyo-Mitsubshi UFJ Ltd. 5.440%, due 03/14/08	4,500,000	4,500,000
3.790%, due 05/15/08	5,000,000	5,000,000
Barclays Bank PLC 5.530%, due 03/14/08	2,000,000	2,000,000
5.200%, due 06/16/08	3,000,000	3,000,000
3.000%, due 07/25/08	5,000,000	5,000,000
Calyon N.A., Inc. 3.045%, due 02/01/08[1]	4,000,000	3,999,874
4.750%, due 02/28/08	5,000,000	5,000,000
Credit Suisse First Boston 4.850%, due 05/27/08	5,000,000	5,000,000
4.230%, due 07/08/08	2,000,000	2,000,000
Deutsche Bank AG 3.155%, due 02/01/08[1]	4,000,000	4,000,000
4.753%, due 03/25/08[1]	5,000,000	5,000,000
Fortis Bank NV-SA 4.850%, due 02/11/08	5,000,000	5,000,000
Natixis 4.810%, due 02/08/08	5,000,000	5,000,000
5.365%, due 06/02/08	2,000,000	2,000,000
Norinchukin Bank Ltd. 4.545%, due 03/07/08	3,000,000	3,000,000

	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
4.300%, due 04/14/08	$5,000,000	$5,000,000
Royal Bank of Scotland 3.750%, due 07/18/08	5,000,000	5,000,000
Societe Generale 4.800%, due 02/07/08	5,000,000	5,000,000
Svenska Handelsbanken 5.000%, due 10/09/08	9,000,000	9,000,000
		83,499,874
Banking-US—3.06%
PNC Bank N.A. 3.190%, due 07/25/08	6,000,000	6,000,000
State Street Bank & Trust Co. 5.540%, due 02/04/08	5,000,000	5,000,000
Wachovia Bank NA (Charlotte) 4.753%, due 04/04/08[1]	5,000,000	5,000,000
		16,000,000
Total certificates of deposit (cost—$99,499,874)		99,499,874
Commercial paper[2]—29.10%
Asset backed-banking—1.43%
Atlantis One Funding 3.450%, due 02/12/08	2,500,000	2,497,365
3.850%, due 04/15/08	5,000,000	4,960,430
		7,457,795
Asset backed-miscellaneous—5.29%
Amsterdam Funding Corp. 4.450%, due 04/08/08	2,750,000	2,727,225
Falcon Asset Securitization Corp. 3.350%, due 02/25/08	5,000,000	4,988,833
Old Line Funding Corp. 4.080%, due 02/11/08	5,000,000	4,994,333
Ranger Funding Co. LLC 3.150%, due 02/06/08	5,000,000	4,997,813
Thunderbay Funding 4.120%, due 02/08/08	5,000,000	4,995,995
Variable Funding Capital Corp. 4.285%, due 02/13/08	5,000,000	4,992,858
		27,697,057
Banking-non-US—1.24%
Westpac Banking Corp. 3.450%, due 02/01/08	6,500,000	6,500,000
Banking-US—14.94%
Abbey National N.A. LLC 4.345%, due 02/04/08	12,000,000	11,995,655
ABN-AMRO N.A. Finance, Inc. 3.300%, due 02/19/08	5,000,000	4,991,750
Bayerische Landesbank 3.280%, due 02/27/08	10,500,000	10,475,127
Danske Corp. 3.030%, due 03/03/08	10,000,000	9,973,908

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Commercial paper[2]—(concluded)
Banking-US (concluded)
Deutsche Bank Financial LLC 3.100%, due 02/01/08	$6,000,000	$6,000,000
ING (US) Funding LLC 3.100%, due 04/25/08	5,000,000	4,963,833
JPMorgan Chase & Co. 4.830%, due 04/17/08	6,900,000	6,829,643
Nordea N.A., Inc. 4.740%, due 02/14/08	5,000,000	4,991,442
3.100%, due 02/28/08	5,000,000	4,988,375
Societe General N.A. Inc. 3.915%, due 04/14/08	4,000,000	3,968,245
Stadshypotek Del, Inc. 3.150%, due 04/22/08	4,000,000	3,971,650
Toronto Dominion Holdings USA, Inc. 3.100%, due 03/20/08	5,000,000	4,979,333
		78,128,961
Brokerage—2.86%
Greenwich Capital Holdings, Inc. 3.950%, due 03/24/08	5,000,000	4,971,472
Lehman Brothers Holdings, Inc. 3.040%, due 02/01/08	10,000,000	10,000,000
		14,971,472
Finance-noncaptive diversified—1.91%
International Lease Finance Corp. 3.020%, due 03/06/08	10,000,000	9,971,478
Insurance-multiline—0.74%
Hartford Financial Services Group, Inc. 3.780%, due 02/26/08	3,885,000	3,874,802
Pharmaceuticals—0.69%
Pfizer, Inc. 4.410%, due 05/28/08	3,675,000	3,622,328
Total commercial paper (cost—$152,223,893)		152,223,893
Short-term corporate obligations—8.14%
Asset backed-securities—2.98%
Asscher Finance Corp. 5.400%, due 07/09/08[3]	2,000,000	1,999,956
CC (USA), Inc. (Centauri) 5.340%, due 06/05/08[3]	2,500,000	2,499,917
Dorada Finance, Inc. 3.205%, due 02/01/08[1,3]	3,100,000	3,100,101
K2 (USA) LLC 4.218%, due 04/15/08[1,3]	5,000,000	4,999,548
5.400%, due 06/16/08[3]	3,000,000	3,000,000
		15,599,522

	Face amount	Value
Short-term corporate obligations—(concluded)
Banking-non-US—3.63%
BNP Paribas 4.032%, due 05/13/08[1]	$3,000,000	$3,000,000
La Caja de Ahorros y Pensiones de Barcelona 3.848%, due 04/23/08[1,3]	4,000,000	4,000,000
National Australia Bank Ltd. 4.206%, due 02/15/08[1,3]	6,000,000	6,000,000
Societe Generale 4.631%, due 02/04/08[1,3]	3,000,000	3,000,000
Westpac Banking Corp. 4.530%, due 02/06/08[1,3]	3,000,000	3,000,000
		19,000,000
Banking-US—0.38%
Citigroup Funding, Inc. 3.110%, due 02/01/08[1]	2,000,000	2,000,096
Finance-captive automotive—1.15%
Toyota Motor Credit Corp. 3.820%, due 02/01/08[1]	3,000,000	3,000,000
4.616%, due 04/07/08[1]	3,000,000	3,000,111
		6,000,111
Total short-term corporate obligations (cost—$42,599,729)		42,599,729
Repurchase agreements—24.48%
Repurchase agreement dated 01/31/08 with Barclays Bank PLC, 2.850%, due 02/01/08, collateralized by $55,502,000 Federal National Mortgage Association obligations, 6.000% due 05/15/11; (value—$61,200,205); proceeds: $60,004,750	60,000,000	60,000,000
Repurchase agreement dated 01/31/08 with Deutsche Bank Securities, 2.850%, due 02/01/08, collateralized by $25,000,000 Federal Home Loan Bank obligations, 3.600% due 01/16/09 and $45,922,000 Federal Home Loan Mortgage Corp. obligations, zero coupon due 11/10/08 to 07/15/13; (value—$69,360,206); proceeds: $68,005,383	68,000,000	68,000,000

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400%, due 02/01/08, collateralized by $9,865 US Treasury Bonds, 7.250% to 8.125% due 08/15/19 to 08/15/22 and $26,940 US Treasury Bills, zero coupon due 05/01/08; (value—$40,817); proceeds: $40,002	$40,000	$40,000
Total repurchase agreements (cost—$128,040,000)		128,040,000
Total investments (cost—$533,348,049)— 101.95%		533,348,049
Liabilities in excess of other assets—(1.95)%		(10,197,239)
Net assets (applicable to 523,108,984 shares of beneficial interest outstanding equivalent to $1.00 per share)— 100.00%		$523,150,810

1  Variable rate security. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of January 31, 2008, and reset periodically.

2  Rates shown are the discount rates at date of purchase.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 6.04% of net assets as of January 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Issuer breakdown by country of origin

Percentage of total investments
United States	78.5%
France	5.1
Japan	4.4
Australia	2.9
United Kingdom	2.8
Germany	1.7
Sweden	1.7
Switzerland	1.3
Belgium	0.9
Spain	0.7
Total	100.0%

Weighted average maturity—50 days

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares returned 6.82% (before the deduction of the maximum UBS PACE Select program fee; 6.02% after the deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the Lehman Brothers Mortgage-Backed Securities Index (the "benchmark") returned 7.02%, and the median return for the Lipper Intermediate US Government Funds category was 6.82%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 13. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The primary focus in the fixed income markets during the period centered on the problems in the subprime mortgage sector. Chairman Ben Bernanke of the Federal Reserve Board (the "Fed") initially indicated that the issues related to the subprime mortgage market would probably not impact the overall economy. However, as the issues escalated, the Fed became more concerned about these issues. As credit concerns mounted, the Fed provided greater amounts of liquidity to the market in order to facilitate normal market operations. In mid-August 2007, the Fed lowered the discount rate—the rate the Fed uses for loans it makes directly to banks. Then, in mid-September, the Fed continued to take action by reducing the federal funds rate from 5.25% to 4.75%. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed again lowered the fed funds rate in October and December 2007, bringing it to 4.25% by the end of 2007.

In a surprise move, the Fed again cut the fed funds rate on January 22, 2008. The 0.75% reduction, taken to address what the Fed called "a weakening of the economic outlook" brought the fed funds rate to 3.50%. Eight days later, on January 30, 2008, the Fed further lowered the fed funds rate by 0.50%, bringing it to 3.00%—the lowest level since May 2005. In another move designed to get banks lending again, the Fed joined central banks in Canada, the UK, the European Union and Switzerland to inject more than $90 billion of liquidity into the global financial system via money market auctions.

UBS PACE Select Advisors Trust – UBS PACE Government Securities Fixed Income Investments

Investment Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

W. Scott Simon

Objective:

Current income

Investment process:

The Portfolio invests in US government bonds. Under normal conditions, the Portfolio may invest in mortgage-backed securities issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other similar securities.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Advisor's comments – concluded

During the six-month reporting period, mortgages underperformed US Treasury securities of the same duration. (Duration measures a security's sensitivity to interest rate changes.) The average mortgage spread— the difference between the yields paid on U.S. Treasury bonds and higher risk securities—widened by 95 basis points during this time. (A basis point is 1/100th of one percentage point.) Poor performance was primarily a result of increasing volatility and concerns over the subprime sector, which resulted in investors favoring US Treasury securities. Demand from many global investors, such as central banks, was relatively low despite the attractive yields relative to US Treasuries. Market concerns over the financial health of guarantors and mortgage insurers sparked a continued flight to quality. This drove the 10-year Treasury yield down, lowering prices in the mortgage sector. A continued heavy supply of agency mortgage-backed securities also put pressure on prices as non-agency securitization channels were largely closed due to the subprime crisis. As the downturn in the subprime market continued, delinquency and foreclosure rates for subprime loans from recent vintages climbed to record levels.

The Portfolio's longer-than-benchmark duration had a positive effect on returns as the 10-year Treasury note fell 115 basis points over the reporting period to end at 3.59%. The Portfolio emphasized short-term securities, which benefited performance as the yield curve steepened by 185 basis points, as measured by the change in the two-year and 30-year yield differences. The Portfolio was overweight to mortgage-backed securities relative to interest rate swaps. (An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. In these, a fixed payment is often exchanged for a floating payment that is linked to an interest rate, such as the LIBOR, or the London Interbank Offered Rate.)

Adjusting the Portfolio's coupon positioning within agency mortgages added to returns. Our strategy was to opportunistically move in and out of coupons in response to buying and selling on the part of mortgage service providers. An emphasis on conventional mortgage-backed securities issued by Fannie Mae (Federal National Mortgage Association), which underperformed Ginnie Mae (Government National Mortgage Association) issues in the flight to quality, detracted from returns. An emphasis on 30-year conventional issues also hurt performance, trailing the 15-year sector. In addition, the Portfolio held some non-agency positions which underperformed relative to agency mortgage-backed securities, detracting from performance as a result. On a positive note, exposure to high-quality, low duration home equity asset-backed securities benefited the Portfolio.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	6.68%	7.75%	4.18%	N/A	4.96%
maximum sales charge	Class B3	6.26%	7.00%	3.41%	N/A	4.58%
or UBS PACE Select	Class C4	6.40%	7.28%	3.65%	N/A	4.85%
program fee	Class Y5	6.85%	8.18%	4.52%	N/A	5.29%
	Class P6	6.82%	8.02%	4.42%	5.67%	6.10%
After deducting	Class A2	1.88%	2.87%	3.23%	N/A	4.26%
maximum sales charge	Class B3	1.26%	2.00%	3.06%	N/A	4.58%
or UBS PACE Select	Class C4	5.65%	6.53%	3.65%	N/A	4.85%
program fee	Class P6	6.02%	6.41%	2.86%	4.09%	4.52%
Lehman Brothers Mortgage-Backed Securities Index		7.02%	8.81%	4.82%	6.00%	6.45%
Lipper Intermediate US Government Funds median		6.82%	8.92%	3.80%	5.13%	5.62%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 0.96%; 5-year period, 2.90%; since inception, 4.04%; Class B—1-year period, -0.09%; 5-year period, 2.72%; since inception, 4.36%; Class C—1-year period, 4.44%; 5-year period, 3.31%; since inception, 4.64%; Class Y—1-year period, 6.07%; 5-year period, 4.18%; since inception, 5.07%; Class P—1-year period, 4.42%; 5-year period, 2.54%; 10-year period, 4.00%; since inception, 4.41%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: Class A—1.13% and 1.07%; Class B—1.88% and 1.82%; Class C—1.70% and 1.57%; Class Y—0.79% and 0.76%; and Class P—0.91% and 0.82%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. Effective August 1, 2007, the portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to PIMCO. The portfolio and UBS Global AM have also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.07%; Class B—1.82%; Class C—1.57%; Class Y—0.82%; and Class P—0.82%. The portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the portfolio's expenses in any of those three years to exceed these expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages and Graduated Equity Mortgages are excluded. The average-weighted life is approximately eight years.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Weighted average duration	2.7	yrs.
Weighted average maturity	3.1	yrs.
Average coupon	5.06%
Average quality[1]	AAA
Net assets (mm)	$690.1
Number of holdings	429
Portfolio composition[2]	01/31/08
Bonds	136.5%
Options, futures and swaps	(0.0)[3]
Investments sold short	(10.8)
Cash equivalents and other assets less liabilities	(25.7)
Total	100.0%
Asset allocation[2]	01/31/08
US government agency mortgage pass-through certificates	126.9%
Collateralized mortgage obligations	6.3
Asset-backed securities	2.5
Corporate notes	0.7
Stripped mortgage-backed securities	0.1
Options, futures and swaps	(0.0)[3]
Investments sold short	(10.8)
Cash equivalents and other assets less liabilities	(25.7)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time.

3  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Government national mortgage association certificates—11.82%
GNMA 5.500%, due 12/15/32	$123,297	$125,911
5.500%, due 07/15/33	927,070	946,443
5.500%, due 12/15/33	7,512,844	7,669,841
5.500%, due 01/15/34	2,474,374	2,525,250
5.500%, due 02/15/34	242,715	247,706
5.500%, due 03/15/34	493,305	503,448
5.500%, due 04/15/34	718,418	733,189
5.500%, due 05/15/34	831,316	848,409
5.500%, due 06/15/34	200,755	204,883
5.500%, due 07/15/35	669,933	683,525
5.500%, due 08/15/35	366,514	373,949
5.500%, due 10/15/35	4,100,839	4,183,661
5.500%, due 11/15/35	392,213	400,170
5.500%, due 12/15/35	8,452,307	8,623,773
5.500%, due 01/15/36	4,924,639	5,023,965
5.500%, due 05/15/36	297,683	303,687
6.000%, due 07/15/36	242,857	250,923
6.000%, due 07/15/37	5,890,023	6,085,644
6.500%, due 08/15/36	913,168	951,136
6.500%, due 09/15/36	612,464	637,929
6.500%, due 10/15/36	118,077	122,986
6.500%, due 08/15/37	554,968	578,063
6.500%, due 09/15/37	2,445,031	2,546,783
7.500%, due 08/15/21	9,795	10,554
7.500%, due 09/15/23	1,086	1,171
8.000%, due 08/15/09	4,892	5,043
8.000%, due 02/15/23	2,677	2,934
8.250%, due 04/15/19	579,285	633,203
9.000%, due 08/15/09	77,190	77,470
10.500%, due 02/15/19	34,364	41,026
10.500%, due 06/15/19	41,435	49,467
10.500%, due 07/15/19	99,086	118,293
10.500%, due 07/15/20	4,197	4,941
10.500%, due 08/15/20	47,582	56,963
10.500%, due 09/15/20	3,936	4,712
11.500%, due 05/15/19	3,830	4,650
GNMA II 9.000%, due 04/20/25	36,594	40,210
9.000%, due 12/20/26	10,470	11,510
9.000%, due 01/20/27	13,666	15,030
9.000%, due 06/20/30	1,800	1,981
9.000%, due 07/20/30	13,005	14,311
9.000%, due 09/20/30	3,184	3,504
9.000%, due 10/20/30	8,952	9,851
9.000%, due 11/20/30	48,284	53,131
GNMA II ARM 5.625%, due 07/20/17	19,500	19,696
5.625%, due 09/20/21	286,535	288,964
5.625%, due 08/20/25	56,013	56,447
5.625%, due 09/20/25	62,963	63,438
5.625%, due 08/20/26	71,124	71,673
5.625%, due 09/20/26	10,813	10,912
5.625%, due 07/20/27	27,457	27,661

	Face amount	Value
Government national mortgage association certificates—(concluded)
5.625%, due 08/20/27	$68,614	$69,234
5.625%, due 07/20/30	387,490	390,393
5.625%, due 08/20/30	316,821	319,617
6.125%, due 11/20/21	47,375	48,217
6.125%, due 11/20/22	88,513	90,008
6.125%, due 12/20/24	1,515	1,543
6.125%, due 10/20/25	48,336	49,161
6.125%, due 12/20/25	9,585	9,745
6.125%, due 10/20/26	30,716	31,290
6.125%, due 12/20/26	42,549	43,332
6.125%, due 11/20/27	128,568	130,617
6.125%, due 12/20/27	12,524	12,759
6.125%, due 10/20/29	36,128	36,808
6.125%, due 10/20/30	42,321	43,089
6.125%, due 09/20/31	54,241	55,172
6.250%, due 02/20/28	6,216	6,307
6.375%, due 04/20/18	25,794	26,416
6.375%, due 05/20/21	8,913	9,134
6.375%, due 06/20/22	232,023	237,230
6.375%, due 01/20/23	181,268	184,859
6.375%, due 03/20/23	84,250	86,004
6.375%, due 01/20/24	236,566	241,481
6.375%, due 04/20/24	223,324	228,371
6.375%, due 01/20/25	20,276	20,732
6.375%, due 02/20/25	51,834	52,928
6.375%, due 03/20/25	74,452	76,075
6.375%, due 05/20/25	171,826	176,045
6.375%, due 06/20/25	60,169	61,651
6.375%, due 03/20/26	41,209	42,062
6.375%, due 04/20/26	375,790	383,819
6.375%, due 06/20/26	186,704	190,760
6.375%, due 01/20/27	226,138	230,561
6.375%, due 02/20/27	33,836	34,593
6.375%, due 04/20/27	125,600	128,341
6.375%, due 01/20/28	29,498	30,117
6.375%, due 02/20/28	16,902	17,256
6.375%, due 04/20/30	89,017	91,052
6.375%, due 05/20/30	1,663,774	1,702,635
6.500%, due 01/20/18	261,977	268,688
6.500%, due 05/20/18	8,997	9,242
6.500%, due 06/20/19	64,574	66,640
6.500%, due 03/20/25	35,247	36,154
6.500%, due 06/20/30	26,339	27,008
GNMA TBA 5.500%, TBA	25,000,000	25,471,871
6.000%, TBA	3,700,000	3,820,250
Total government national mortgage association certificates (cost—$79,954,049)		81,559,287

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Federal home loan mortgage corporation certificates—30.62%
FHLMC 5.000%, due 03/01/36	$89,692	$89,335
5.000%, due 04/01/36	186,649	185,906
5.000%, due 06/01/36	3,761,376	3,745,200
5.000%, due 11/01/36	14,579,956	14,521,934
5.500%, due 02/01/33	1,081,723	1,097,149
5.500%, due 03/01/33	598,989	607,532
5.500%, due 04/01/33	686,245	696,031
5.500%, due 05/01/33	777,974	789,069
5.500%, due 06/01/33	3,457,037	3,506,337
5.500%, due 10/01/33	806,802	818,308
5.500%, due 12/01/33	405,528	411,311
5.500%, due 03/01/34	139,576	141,477
5.500%, due 10/01/34	1,187,330	1,204,263
5.500%, due 12/01/34	778,882	789,490
5.500%, due 02/01/35	6,911,686	7,005,819
5.500%, due 05/01/35	225,180	228,106
5.500%, due 06/01/35	1,649,428	1,670,857
5.500%, due 03/01/37	1,239,536	1,255,137
5.500%, due 04/01/37	13,451,331	13,620,635
6.000%, due 07/01/08	180,721	182,991
6.000%, due 11/01/36	1,442,835	1,479,516
6.000%, due 01/01/37	494,078	506,639
6.000%, due 06/01/37	2,063,087	2,115,548
6.000%, due 08/01/37	2,683,397	2,751,631
6.000%, due 11/01/37	21,316,599	21,858,645
6.000%, due 01/01/38	7,000,005	7,178,004
7.000%, due 08/01/25	2,144	2,287
7.500%, due 10/01/17	4,524	4,922
8.000%, due 03/01/13	160,936	175,026
8.500%, due 05/01/16	21,224	21,703
9.000%, due 07/01/09	1,187	1,230
9.000%, due 02/01/10	4,472	4,715
9.000%, due 04/01/25	73,043	75,906
9.750%, due 11/01/16	31,065	32,513
10.500%, due 11/01/20	8,741	9,084
11.000%, due 05/01/11	5,826	5,965
11.000%, due 03/01/13	1,862	1,906
11.000%, due 07/01/15	2,926	3,447
11.000%, due 09/01/15	5,958	6,302
11.000%, due 10/01/15	1,136	1,284
11.000%, due 12/01/15	11,119	13,033
11.000%, due 04/01/19	5,471	6,509
11.000%, due 06/01/19	488	580
11.000%, due 08/01/20	70	82
11.000%, due 09/01/20	3,395	4,011
11.500%, due 05/01/10	5,176	5,309
11.500%, due 11/01/10	8,958	9,809
11.500%, due 09/01/14	1,509	1,640
11.500%, due 01/01/16	3,390	3,978
11.500%, due 01/01/18	11,536	13,536
11.500%, due 05/01/19	6,455	7,259
11.500%, due 06/01/19	22,449	26,688

	Face amount	Value
Federal home loan mortgage corporation certificates—(concluded)
FHLMC ARM 6.212%, due 10/01/29	$23,741	$24,804
6.510%, due 01/01/28	116,965	119,105
6.927%, due 11/01/27	228,629	234,977
7.042%, due 10/01/23	264,280	269,721
7.077%, due 07/01/24	436,662	445,452
7.135%, due 07/01/28	425,912	430,028
7.159%, due 04/01/29	493,236	498,347
7.195%, due 11/01/29	903,112	930,435
7.196%, due 11/01/25	554,284	566,112
7.241%, due 12/01/29	254,938	258,866
7.279%, due 06/01/28	711,481	721,052
7.279%, due 01/01/29	402,720	409,763
7.309%, due 10/01/27	739,015	756,787
7.375%, due 01/01/30	40,432	41,465
7.405%, due 10/01/27	511,084	520,344
FHLMC TBA 5.000%, TBA	21,900,000	21,763,125
5.500%, TBA	71,000,000	71,865,348
6.000%, TBA	22,000,000	22,550,000
Total federal home loan mortgage corporation certificates (cost—$209,826,031)		211,301,325
Federal housing administration certificates—0.26%
FHA GMAC 7.400%, due 02/01/21	671,990	671,990
7.480%, due 04/01/19	57,226	57,369
FHA Reilly 6.896%, due 07/01/20	1,107,714	1,074,482
Total federal housing administration certificates (cost—$1,841,574)		1,803,841
Federal national mortgage association certificates—84.19%
FNMA 4.500%, due 10/01/19	20,367,246	20,423,299
4.500%, due 02/01/20	1,243,202	1,245,848
4.500%, due 04/01/20	2,810,612	2,817,471
4.500%, due 09/01/20	927,831	930,385
4.500%, due 10/01/20	31,803	31,871
4.500%, due 12/01/21	26,880	26,941
4.500%, due 03/01/22	904,989	907,106
4.500%, due 05/01/22	31,385	31,458
4.500%, due 06/01/22	879,477	881,534
4.500%, due 07/01/22	4,726,808	4,737,864
5.000%, due 09/01/17[1]	34,259	34,825
5.000%, due 10/01/17[1]	1,635,036	1,662,043
5.000%, due 05/01/18[1]	905,747	920,132
5.000%, due 06/01/18[1]	19,325	19,643
5.000%, due 07/01/18[1]	24,312	24,698

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Federal national mortgage association certificates—(continued)
5.000%, due 08/01/18[1]	$412,868	$419,425
5.000%, due 10/01/18[1]	1,364,273	1,385,938
5.000%, due 11/01/18[1]	7,125,147	7,238,300
5.000%, due 12/01/18[1]	141,138	143,379
5.000%, due 02/01/19[1]	7,228,015	7,339,563
5.000%, due 04/01/19[1]	1,905,928	1,935,342
5.000%, due 05/01/19[1]	604,548	613,878
5.000%, due 06/01/19[1]	1,460,570	1,483,193
5.000%, due 07/01/19[1]	9,478,399	9,624,730
5.000%, due 08/01/19[1]	2,482,290	2,520,599
5.000%, due 09/01/19[1]	42,607	43,264
5.000%, due 10/01/19[1]	1,306,584	1,326,749
5.000%, due 12/01/19[1]	1,749,909	1,776,916
5.000%, due 01/01/20[1]	2,885,485	2,927,455
5.000%, due 02/01/20[1]	3,744,418	3,798,404
5.000%, due 03/01/20[1]	1,019,246	1,033,719
5.000%, due 04/01/20[1]	4,390,997	4,453,707
5.000%, due 05/01/20[1]	43,436	44,051
5.000%, due 06/01/20[1]	41,442	42,029
5.000%, due 07/01/20[1]	1,487,107	1,508,176
5.000%, due 08/01/20[1]	3,422,336	3,470,821
5.000%, due 09/01/20[1]	1,312,837	1,331,436
5.000%, due 10/01/20[1]	26,653,361	27,030,974
5.000%, due 02/01/21[1]	169,866	172,272
5.000%, due 12/01/33[1]	32,634,708	32,567,494
5.000%, due 08/01/35[1]	293,695	292,637
5.000%, due 09/01/35[1]	285,660	284,631
5.000%, due 10/01/35[1]	31,206,859	31,094,464
5.000%, due 02/01/36[1]	49,896,789	49,717,081
5.500%, due 05/01/14	5,281	5,426
5.500%, due 06/01/17	206,065	209,736
5.500%, due 01/01/18	14,356	14,746
5.500%, due 06/01/20	30,422	31,175
5.500%, due 07/01/20	88,004	90,180
5.500%, due 10/01/20	83,862	85,936
5.500%, due 12/01/20	30,916	31,681
5.500%, due 01/01/21	167,001	171,098
5.500%, due 02/01/21	169,930	174,094
5.500%, due 03/01/21	1,215,533	1,245,319
5.500%, due 04/01/21	853,207	874,116
5.500%, due 05/01/21	290,753	297,878
5.500%, due 06/01/21	1,644,655	1,684,959
5.500%, due 07/01/21	1,085,718	1,112,330
5.500%, due 08/01/21	716,750	734,314
5.500%, due 10/01/21	909,152	931,590
5.500%, due 11/01/21	1,761,521	1,804,687
5.500%, due 12/01/21	1,679,398	1,720,552
5.500%, due 02/01/22	738,130	756,218
5.500%, due 03/01/22	5,616,523	5,753,532
5.500%, due 04/01/22	44,699	45,790
5.500%, due 06/01/22	494,625	506,691
5.500%, due 07/01/22	6,516,244	6,675,200
5.500%, due 08/01/22	2,392,536	2,450,899
5.500%, due 02/01/32[1]	94,166	95,766

	Face amount	Value
Federal national mortgage association certificates—(continued)
5.500%, due 11/01/32[1]	$1,783,528	$1,811,657
5.500%, due 01/01/33[1]	909,901	924,252
5.500%, due 02/01/33[1]	530,553	538,558
5.500%, due 06/01/33[1]	166,791	169,308
5.500%, due 09/01/33[1]	565,015	573,539
5.500%, due 10/01/33[1]	932,772	946,844
5.500%, due 11/01/33[1]	228,893	232,346
5.500%, due 12/01/33[1]	908,787	922,497
5.500%, due 01/01/34[1]	321,733	326,587
5.500%, due 04/01/34[1]	836,725	848,862
5.500%, due 07/01/34[1]	543,122	551,316
5.500%, due 01/01/35[1]	407,364	413,002
5.500%, due 04/01/35[1]	4,912,194	4,980,187
5.500%, due 05/01/35[1]	8,477,203	8,594,543
5.500%, due 06/01/35[1]	1,892,883	1,919,084
5.500%, due 07/01/35[1]	594,031	602,253
5.500%, due 08/01/35[1]	1,644,287	1,667,046
5.500%, due 01/01/36[1]	810,344	821,560
5.500%, due 02/01/36[1]	800,853	811,938
5.500%, due 03/01/36[1]	22,468,348	22,779,350
5.500%, due 04/01/36[1]	880,250	892,292
5.500%, due 07/01/36[1]	386,601	391,889
5.500%, due 12/01/36[1]	19,250,117	19,513,464
5.500%, due 02/01/37[1]	3,437,139	3,484,160
6.000%, due 01/01/32	143,181	147,517
6.000%, due 04/01/32	158,311	162,918
6.000%, due 09/01/32	155,371	159,893
6.000%, due 10/01/32	155,361	159,882
6.000%, due 01/01/33	343,778	353,783
6.000%, due 02/01/33	284,494	292,620
6.000%, due 06/01/33	371,816	382,436
6.000%, due 07/01/33	212,984	219,068
6.000%, due 10/01/33	219,495	225,764
6.000%, due 11/01/33	608,504	625,885
6.000%, due 02/01/34	2,264,002	2,328,670
6.000%, due 05/01/34	147,734	151,852
6.000%, due 09/01/34	423,484	435,288
6.000%, due 01/01/35	1,019,360	1,047,577
6.000%, due 02/01/35	813,397	835,721
6.000%, due 04/01/35	10,105	10,379
6.000%, due 05/01/35	882,539	906,567
6.000%, due 06/01/35	488,155	501,891
6.000%, due 07/01/35	1,918,352	1,970,495
6.000%, due 08/01/35	683,992	702,583
6.000%, due 09/01/35	760,462	781,131
6.000%, due 10/01/35	268,988	276,300
6.000%, due 11/01/35	885,025	909,081
6.000%, due 01/01/36	627,764	644,827
6.000%, due 04/01/36	1,351,281	1,386,852
6.000%, due 08/01/36	827,239	849,015
6.000%, due 09/01/36	4,942,752	5,072,865
6.000%, due 10/01/36	535,187	549,275
6.000%, due 11/01/36	1,030,566	1,057,695
6.000%, due 12/01/36	4,185,015	4,295,183

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Federal national mortgage association certificates—(continued)
6.000%, due 01/01/37	$2,432,512	$2,496,545
6.000%, due 03/01/37	3,843,374	3,944,431
6.000%, due 04/01/37	2,584,712	2,652,674
6.000%, due 05/01/37	999,164	1,025,436
6.000%, due 06/01/37	794,793	815,691
6.000%, due 07/01/37	2,963,809	3,041,750
6.000%, due 08/01/37	984,276	1,010,156
6.000%, due 09/01/37	2,858,191	2,933,343
6.000%, due 10/01/37	31,274,758	32,097,086
6.000%, due 11/01/37	22,309,919	22,896,530
6.000%, due 12/01/37	16,427,461	16,859,400
6.000%, due 01/01/38	3,851,424	3,952,692
6.500%, due 09/01/12	10,530	11,012
6.500%, due 12/01/12	22,155	23,169
6.500%, due 01/01/13	3,964	4,151
6.500%, due 02/01/13	23,898	24,992
6.500%, due 03/01/13	41,118	43,001
6.500%, due 04/01/13	3,787	3,961
6.500%, due 06/01/13	65,178	68,252
6.500%, due 07/01/13	12,552	13,143
6.500%, due 08/01/13	15,779	16,523
6.500%, due 09/01/13	103,634	108,523
6.500%, due 10/01/13	26,804	28,068
6.500%, due 11/01/13	52,770	55,260
6.500%, due 07/01/19	137,789	144,135
6.500%, due 04/01/26	7,952	8,342
6.500%, due 03/01/29	86,427	90,429
6.500%, due 05/01/29	203,625	213,104
6.500%, due 10/01/36	2,047,435	2,125,684
6.500%, due 10/01/37	133,347	138,436
7.500%, due 06/01/24	2,302	2,496
7.500%, due 07/01/24	4,791	5,193
7.500%, due 08/01/24	32,876	35,638
7.500%, due 12/01/24	2,576	2,792
7.500%, due 06/01/25	12,112	13,134
7.500%, due 07/01/25	6,078	6,591
7.500%, due 10/01/26	18,519	20,075
7.500%, due 11/01/26	30,339	32,866
8.000%, due 11/01/26	48,411	52,606
8.500%, due 09/01/25	157,150	171,880
9.000%, due 05/01/09	37,030	37,660
9.000%, due 10/01/19	73,944	81,112
9.000%, due 02/01/26	37,093	40,898
9.250%, due 04/01/10	11,681	11,911
9.250%, due 05/01/14	7,576	7,908
9.250%, due 12/01/15	4,011	4,090
9.500%, due 12/01/09	2,756	2,887
10.000%, due 08/01/19	40,208	46,046
10.500%, due 02/01/12	1,167	1,297
10.500%, due 07/01/13	2,076	2,126
10.500%, due 09/01/15	17,932	20,848
10.500%, due 11/01/15	31	33
10.500%, due 08/01/20	2,768	3,140
10.500%, due 09/01/21	2,102	2,337

	Face amount	Value
Federal national mortgage association certificates—(concluded)
10.500%, due 04/01/22	$6,538	$7,227
11.000%, due 07/01/13	4,493	4,758
11.000%, due 10/01/15	9,056	10,528
11.000%, due 11/01/15	27,126	28,726
11.000%, due 01/01/16	5,891	6,239
11.000%, due 02/01/16	4,246	4,497
11.000%, due 03/01/16	2,308	2,444
11.000%, due 05/01/20	3,518	3,838
FNMA ARM 5.199%, due 11/01/23	17,558	18,088
5.645%, due 07/01/30	30,007	30,549
6.063%, due 03/01/44	1,360,880	1,365,504
6.541%, due 05/01/30	149,288	152,055
6.571%, due 10/01/26	1,458,776	1,467,104
6.604%, due 02/01/26	81,435	82,952
6.659%, due 09/01/15	200,825	203,256
7.033%, due 03/01/25	552,481	571,098
7.095%, due 09/01/26	78,190	79,769
7.158%, due 02/01/30	94,327	96,248
7.255%, due 02/01/29	8,773	8,913
7.416%, due 12/01/27	81,342	83,206
FNMA TBA 5.500%, TBA	6,000,000	6,144,372
5.500%, TBA[1]	17,000,000	17,196,554
6.000%, TBA	50,500,000	51,775,483
6.500%, TBA	42,700,000	44,297,390
Total federal national mortgage association certificates (cost—$568,738,370)		581,071,486
Collateralized mortgage obligations—6.30%
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PW10, Class A4 5.405%, due 12/11/40	8,000,000	8,173,942
Series 2006-PW13, Class A4 5.540%, due 09/11/41	5,600,000	5,586,692
Chevy Chase Funding LLC, Series 2004-1, Class A1 3.656%, due 01/25/35[2,3]	413,052	389,887
Chevy Chase Mortgage Funding Corp., Series 2007-2A, Class A1 3.506%, due 05/25/48[2,3]	2,541,122	2,339,548
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1 4.144%, due 05/20/46[3]	5,215,921	4,756,734
Federal Agricultural Mortgage Corp. ARM, Series 2002, Class AA1 7.856%, due 04/25/11	839,221	897,303
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	119,257	126,937

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Collateralized mortgage obligations— (continued)
Series 0159, Class H 4.500%, due 09/15/21	$29,515	$29,460
Series 1003, Class H 5.000%, due 10/15/20[3]	145,431	145,501
Series 1349, Class PS 7.500%, due 08/15/22	6,146	6,133
Series 1502, Class PX 7.000%, due 04/15/23	941,491	982,768
Series 1534, Class Z 5.000%, due 06/15/23	467,745	474,445
Series 1573, Class PZ 7.000%, due 09/15/23	164,435	172,600
Series 1658, Class GZ 7.000%, due 01/15/24	80,453	85,034
Series 1694, Class Z 6.500%, due 03/15/24	486,511	518,741
Series 1775, Class Z 8.500%, due 03/15/25	15,183	16,433
Series 2411, Class FJ 4.586%, due 12/15/29[3]	118,476	117,886
FNMA REMIC, Trust 1987-002, Class Z 11.000%, due 11/25/17	432,176	492,428
Trust 1988-007, Class Z 9.250%, due 04/25/18	353,450	385,441
Trust 1992-074, Class Z 8.000%, due 05/25/22	3,027	3,159
Trust 1992-129, Class L 6.000%, due 07/25/22	23,264	24,539
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	62,402	68,350
Trust 1993-037, Class PX 7.000%, due 03/25/23	911,748	982,363
Trust 1993-240, Class Z 6.250%, due 12/25/13	3,652	3,772
Trust 1993-250, Class Z 7.000%, due 12/25/23	35,532	37,711
Trust 2007-114, Class A6 3.576%, due 10/27/37[3]	5,000,000	4,755,000
Trust G92-040, Class ZC 7.000%, due 07/25/22	83,324	89,530
Trust G94-006, Class PJ 8.000%, due 05/17/24	107,384	118,335
GNMA REMIC, Trust 2000-009, Class FH 4.581%, due 02/16/30[3]	84,187	84,767
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 3.696%, due 02/25/35[3]	2,088,896	1,979,508
Sequoia Mortgage Trust, Series 5, Class A 4.284%, due 10/19/26[3]	847,548	823,331
Small Business Administration, Series 2000-10, Class B1 7.449%, due 08/01/10	149,413	154,084

	Face amount	Value
Collateralized mortgage obligations— (concluded)
Structured ARM Loan, Series 2007-4, Class 1A2 3.596%, due 05/25/37	$4,507,309	$4,245,415
Structured Asset Mortgage Investments Inc., Series 2006-AR3, Class 11A1 3.586%, due 04/25/36[3]	2,673,396	2,450,417
Washington Mutual, Series 2003-R1, Class A1 3.916%, due 12/25/27[3]	2,036,955	1,946,223
Total collateralized mortgage obligations (cost—$44,453,206)		43,464,417
Asset-backed securities—2.50%
Centex Home Equity Loan Trust, Series 2006-A, Class AV1 3.426%, due 06/25/36[3]	359,444	358,373
Citibank Omni Master Trust, Series 2007-A9A, Class A9 5.962%, due 12/23/13[2,3]	5,400,000	5,335,740
Conseco Finance Securitizations Corp., Series 2000-5, Class M1 8.400%, due 02/01/32[4,5]	212,033	7,786
EMC Mortgage Loan Trust, Series 2003-A, Class A2 4.126%, due 08/25/40[2,3]	482,799	442,817
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 11/01/16	82,691	84,749
Long Beach Mortgage Loan Trust, Series 2006-WL1, Class 2A1 3.466%, due 01/25/36[3]	317,956	317,198
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 3.816%, due 08/25/33[3]	523,536	504,259
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1 3.456%, due 06/25/37[3]	8,456,663	8,043,013
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 3.716%, due 01/25/34[3]	57,784	56,024
Series 2006-BC1, Class A2A 3.456%, due 12/25/36[3]	399,275	397,137
Wells Fargo Home Equity Trust, Series 2005-2, Class AII2 3.616%, due 10/25/35[2,3]	1,748,123	1,715,600
Total asset-backed securities (cost—$18,037,425)		17,262,696

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Stripped mortgage-backed securities[5]—0.10%
FHLMC REMIC, Series 0013, Class B 7.000%, due 06/25/23[4]	$325,745	$60,509
Series 1554, Class I 6.500%, due 08/15/08[4]	2,851	33
Series 2136, Class GD 7.000%, due 03/15/29[4]	24,247	4,334
Series 2178, Class PI 7.500%, due 08/15/29[4]	126,759	20,369
Hilton Hotel Pool Trust, Series 2000-HLTA, Class X 0.889%, due 10/03/15[2,6]	38,377,033	637,466
Total stripped mortgage-backed securities (cost—$716,086)		722,711
Corporate note—0.72%
SLM Corp. MTN 3.625%, due 03/17/08 (cost—$4,984,367)	5,000,000	4,975,200
Short-term US government obligations[7]—0.12%
US Treasury Bills 2.955%, due 03/13/08[8]	400,000	398,654
3.021%, due 03/13/08[8]	40,000	39,863
3.119%, due 03/13/08	400,000	398,579
Total Short-term US government obligations (cost—$837,096)		837,096
Repurchase agreement—1.80%
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400%, due 02/01/08, collateralized by $8,890,000 US Treasury Bonds, 8.125% due 08/15/19; (value—$12,657,138); proceeds: $12,407,482 (cost—$12,407,000)	12,407,000	12,407,000

	Number of contracts	Value
Option—0.00%
Call option purchased—0.00%
US Treasury Note 10 Year Futures, strike @ $126.00, expires 02/22/08 (cost—$254)	14	$219
Total investments before investments sold short (cost—$941,795,458)— 138.43%		955,405,278
	Face amount
Investments sold short—(10.84)%
FNMA TBA 5.000%, TBA	$(57,000,000)	(57,108,745)
5.500%, TBA	(17,500,000)	(17,729,688)
Total investments sold short (proceeds—$74,866,250)— (10.84)%		(74,838,433)
Liabilities in excess of other assets—(27.59)%		(190,422,250)
Net assets—100.00%		$690,144,595

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

1  Entire amount pledged as collateral for investments sold short.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.57% of net assets as of January 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Floating rate security. The interest rate shown is the current rate as of January 31, 2008.

4  Illiquid security. These securities represent 0.01% of net assets as of January 31, 2008.

5  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

6  Variable rate security. The interest rate shown is the current rate as of January 31, 2008.

7  Rate shown is the discount rate at date of purchase.

8  Entire amount delivered to broker as collateral for futures transactions.

ARM  Adjustable Rate Mortgage. The interest rate shown is the current rate as of January 31, 2008.

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

MTN  Medium Term Note

OTC  Over The Counter

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Futures contracts

Number of contracts	Buy contracts	Expiration date	Cost	Current value	Unrealized appreciation
672	90 Day Euro Dollar Futures	June 2008	$159,371,487	$163,816,800	$4,445,313

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares returned 7.07% (before the deduction of the maximum UBS PACE Select program fee; 6.27% after the deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the Lehman Brothers Intermediate Government/Credit Index (the "benchmark") returned 7.10%, and the median return for the Lipper Short-Intermediate Investment Grade Debt Funds category was 4.63%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 24. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

During the six-month reporting period, fears of a potential recession spread due to weakening consumer spending and a slowing housing market. New home sales data released in January 2008 reached lows not seen since early 1992, with a decline of 12.6% in January and anticipation of further weakening. The unemployment rate began to rise in the fourth quarter, inching from 4.7% in October to 5.0% in December. With these headwinds, the Federal Reserve Board (the "Fed") was extremely active during the period, lowering the federal funds rate on five occasions. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.)

The Fed again lowered the federal funds rate in October and December 2007, bringing it to 4.25% by the end of 2007. In January 2008, the Fed cut the rate twice within nine days. On January 22nd, it reduced the fed funds rate by 0.75%, and by another 0.50% on January 30th, bringing it to 3.00%—its lowest level since May 2005.

Against this economic backdrop, many sectors posted negative returns during the period as investors moved to Treasuries in a flight to quality. Interest rates moved dramatically lower throughout the period, with 2-year, 5-year, 10-year and 30-year Treasury yields declining 2.10%, 1.88%, 1.20% and 0.60%, respectively. On an absolute basis, the Lehman Aggregate Bond Index1 performed well, posting a 6.82% return during the reporting period.

UBS PACE Select Advisors Trust – UBS PACE Intermediate Fixed Income Investments

Investment Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

Team

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Lehman Brothers Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

1  The Lehman Aggregate Bond Index includes government securities, mortgage-backed securities, asset-backed securities and corporate securities to simulate the universe of bonds in the market. The maturities of the bonds in the index are more than one year.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Advisor's comments

Throughout the period, the Portfolio was positioned to take advantage of a steepening yield curve, which contributed to performance significantly as the yield curve continued to steepen, particularly on the front end of the curve.

We reduced the Portfolio's allocation to mortgage-backed securities throughout the period. In particular, we reduced our exposure to 15- and 30-year agency pass-throughs, a form of mortgage-backed security whose principal and interest payments are backed by the credit of the issuing government agencies. We now favor non-index products such as collateralized mortgage obligations. These are mortgage-backed securities that separate mortgage pools into different maturity classes called tranches which pay different rates of interest. Given the flights to quality that occurred in these volatile markets, our mortgage allocation detracted marginally from the Portfolio's performance.

The Portfolio continued to maintain a large overweight in commercial mortgage-backed securities. We added slightly to this position over the period. We believed it offered strong relative value versus other opportunities in sectors which offered spreads, or additional yield, above that paid on U.S. Treasury bonds and higher-risk securities.

We only held extremely high-quality, AAA rated senior commercial mortgage-backed securities. Commercial mortgage-backed securities were at historically low delinquency rates and offered what we expected to be very stable cash flows, which made them very attractive, in our opinion. Despite this, our commercial mortgage-backed securities exposure was the biggest detractor from performance as spreads in this sector widened dramatically in November 2007 and January 2008.

The Portfolio reduced its underweight to the credit sector throughout the period, seeking to take advantage of new issuance within the corporate financial sector as spreads reached extreme levels by historical standards. The Portfolio benefited from its credit sector underweight following the sector's negative returns during the period. Elsewhere, a small overweight position to asset-backed securities detracted from performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	6.85%	9.40%	4.07%	N/A	3.60%
maximum sales charge	Class B3	6.44%	8.60%	3.30%	N/A	3.19%
or UBS PACE Select	Class C4	6.66%	8.94%	3.54%	N/A	3.45%
program fee	Class Y5	7.07%	9.70%	4.34%	N/A	3.89%
	Class P6	7.07%	9.78%	4.35%	4.36%	4.79%
After deducting	Class A2	2.01%	4.52%	3.11%	N/A	2.93%
maximum sales charge	Class B3	1.44%	3.60%	2.94%	N/A	3.19%
or UBS PACE Select	Class C4	5.91%	8.19%	3.54%	N/A	3.45%
program fee	Class P6	6.27%	8.15%	2.79%	2.81%	3.22%
Lehman Brothers Intermediate Government/Credit Index		7.10%	9.63%	4.50%	5.84%	6.12%
Lipper Short-Intermediate Investment Grade Debt Funds median		4.63%	6.56%	3.47%	4.89%	5.19%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 2.30%; 5-year period, 2.65%; since inception, 2.65%; Class B—1-year period, 1.36%; 5-year period, 2.47%; since inception, 2.92%; Class C—1-year period, 5.94%; 5-year period, 3.07%; since inception, 3.19%; Class Y—1-year period, 7.44%; 5-year period, 3.87%; since inception, 3.62%; Class P—1-year period, 5.83%; 5-year period, 2.33%; 10-year period, 2.72%; since inception, 3.08%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: Class A—1.08% and 0.93%; Class B—1.84% and 1.68%; Class C—1.57% and 1.43%; Class Y—0.80% and 0.68%; and Class P—0.80% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. Effective August 1, 2007, the portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the portfolio's expenses in any of those three years to exceed these expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Intermediate Government/Credit Index is a subset of the Lehman Brothers Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Weighted average duration	3.6	yrs.
Weighted average maturity	4.8	yrs.
Average coupon	5.16%
Net assets (mm)	$484.7
Number of holdings	269
Portfolio composition[1]	01/31/08
Long-term debt securities (bonds and notes)	104.3%
Preferred stocks	2.5
Investments sold short	(7.1)
Futures and forward foreign currency contracts	0.4
Cash equivalents and other assets less liabilities	(0.1)
Total	100.0%
Quality diversification[1]	01/31/08
US government and agency securities	39.9%
AAA	29.2
AA	14.7
A	12.8
BBB and below/non-rated	10.2
Futures and forward foreign currency contracts	0.4
Investments sold short	(7.1)
Cash equivalents and other assets less liabilities	(0.1)
Total	100.0%
Asset allocation[1]	01/31/08
Corporate notes	35.5%
Collateralized mortgage obligations	25.9
US government agency mortgage pass-through certificates	13.5
Asset-backed securities	10.8
US government obligations	17.5
Preferred stocks	2.5
Non-US government obligation	1.1
Futures and forward foreign currency contracts	0.4
Investments sold short	(7.1)
Cash equivalents and other assets less liabilities	(0.1)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]	Value
US government obligations—17.54%
US Treasury Bonds 4.750%, due 02/15/37[2]	$3,010,000	$3,206,589
5.000%, due 05/15/37	2,350,000	2,602,808
6.625%, due 02/15/27	2,125,000	2,748,388
US Treasury Inflation Index Bonds (TIPS) 2.375%, due 01/15/27	4,277,451	4,760,670
US Treasury Notes 2.875%, due 01/31/13	1,295,000	1,298,238
3.375%, due 11/30/12	35,390,000	36,274,750
3.625%, due 12/31/12	9,225,000	9,568,779
4.250%, due 09/30/12[2]	14,480,000	15,405,359
4.250%, due 11/15/17	6,095,000	6,400,701
4.625%, due 07/31/12[2]	2,550,000	2,751,011
Total US government obligations (cost—$82,958,581)		85,017,293
Government national mortgage association certificate—0.22%
GNMA II ARM 4.750%, due 06/20/34 (cost—$1,045,934)	1,066,684	1,072,248
Federal home loan mortgage corporation certificates—2.93%
FHLMC 5.000%, due 08/01/20	144,207	146,138
5.000%, due 09/01/20	630,956	639,403
5.000%, due 10/01/20	824,583	835,624
5.000%, due 11/01/20	669,441	678,404
5.000%, due 12/01/20	6,516,278	6,603,522
5.000%, due 01/01/21	881,887	893,352
5.000%, due 03/01/21	130,227	131,884
5.000%, due 04/01/21	2,941,195	2,978,722
5.000%, due 05/01/21	195,567	198,055
FHLMC ARM 4.183%, due 12/01/34	1,094,316	1,110,391
Total federal home loan mortgage corporation certificates (cost—$13,654,030)		14,215,495
Federal national mortgage association certificates—10.32%
FNMA 4.000%, due 01/26/09	1,915,000	1,940,638
4.625%, due 05/01/13	845,000	878,782
5.000%, due 08/01/35[3]	6,936,901	6,911,917
5.250%, due 08/01/12	1,460,000	1,556,124
5.500%, due 12/01/32[3]	6,176,511	6,273,926
5.500%, due 07/01/34[3]	5,927,485	6,013,456
5.500%, due 09/01/36[3]	5,172,017	5,250,045
5.500%, due 03/01/37[3]	461,213	467,448
5.500%, due 07/01/37[3]	7,162,287	7,259,101
5.500%, due 07/01/37	2,598,408	2,633,531

	Face amount[1]	Value
Federal national mortgage association certificates—(concluded)
FNMA ARM 3.850%, due 06/01/34	$1,059,777	$1,062,156
4.000%, due 04/01/34	1,434,825	1,451,467
4.651%, due 07/01/35	4,552,406	4,644,690
5.463%, due 08/01/32	292,143	304,536
FNMA TBA 6.000%, TBA	3,300,000	3,385,595
Total federal national mortgage association certificates (cost—$48,587,321)		50,033,412
Collateralized mortgage obligations—25.85%
Banc of America Commercial Mortgage, Inc., Series 2000-1, Class A2A 7.333%, due 11/15/31[4]	2,460,000	2,539,900
Series 2001-1, Class A2 6.503%, due 04/15/36	1,796,640	1,862,187
Series 2002-PB2, Class A4 6.186%, due 06/11/35	2,145,000	2,228,835
Bear Stearns Alternative Loan Trust-A Trust, Series 2004-13, Class A1 3.746%, due 11/25/34[5]	861,801	841,447
Bear Stearns ARM Trust, Series 2004-5, Class 2A 3.991%, due 07/25/34	2,548,318	2,554,209
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4 4.680%, due 08/13/39	2,400,000	2,339,650
Series 2007-PW17, Class A4 5.694%, due 06/11/50	2,075,000	2,071,743
Chase Commercial Mortgage Securities Corp., Series 1999-2, Class A2 7.198%, due 01/15/32	1,895,108	1,965,136
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4 5.886%, due 11/15/44[5]	925,000	935,613
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A 5.345%, due 08/25/35	827,609	820,665
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A1B 6.480%, due 05/17/40	1,070,519	1,073,228
CWCapital COBALT, Series 2007-C3, Class A4 5.820%, due 06/25/17[5]	3,360,000	3,404,183

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
FHLMC REMIC, Trust 2626, Class NA 5.000%, due 06/15/23	$2,761,738	$2,806,293
Trust 2643, Class LC 4.500%, due 07/15/18	1,680,000	1,682,355
Trust 2772, Class DW 4.500%, due 06/15/17	2,079,988	2,103,524
Trust 2964, Class NA 5.500%, due 02/15/26	1,421,057	1,449,822
Trust 3154, Class PJ 5.500%, due 03/15/27	2,319,288	2,381,057
Trust 3159, Class TA 5.500%, due 11/15/26	1,930,061	1,980,556
Trust 3162, Class OA 6.000%, due 10/15/26	2,665,894	2,742,078
Trust 3184, Class LA 6.000%, due 03/15/28	2,116,018	2,177,310
Trust 3200, Class AD 5.500%, due 05/15/29	6,557,654	6,674,508
Trust 3303, Class PA 5.500%, due 01/15/22	3,240,000	3,339,343
First Horizon Alternative Mortgage Securities, Series 2006-FA2, Class 1A5 6.000%, due 05/25/36	2,696,261	2,726,052
First Union-Lehman Brothers- Bank of America, Series 1998-C2, Class A2 6.560%, due 11/18/35	607,676	607,120
First Union National Bank Commercial Mortgage Trust, Series 2001-C2, Class A2 6.663%, due 01/12/43	3,180,000	3,319,952
Series 2001-C3, Class A3 6.423%, due 08/15/33	3,002,104	3,114,283
FNMA REMIC, Trust 2004-25, Class PA 5.500%, due 10/25/30	2,073,443	2,110,669
Trust 2004-36, Class BS 5.500%, due 11/25/30	1,510,513	1,543,861
Trust 2005-47, Class PA 5.500%, due 09/25/24	1,890,001	1,914,630
Trust 2005-57, Class PA 5.500%, due 05/25/27	1,046,810	1,068,545
Trust 2005-109, Class PV 6.000%, due 10/25/32	2,059,523	2,149,065
Trust 2006-26, Class QA 5.500%, due 06/25/26	1,961,357	2,003,979
Trust 2006-62, Class TA 5.500%, due 06/25/28	721,558	739,423
Trust 2006-63, Class QB 5.500%, due 09/25/27	1,953,526	2,000,272
Trust 2006-65, Class HA 5.500%, due 02/25/29	1,903,334	1,953,597

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class A2 7.179%, due 08/15/36	$1,338,405	$1,378,453
Series 2000-C3, Class A2 6.957%, due 09/15/35	2,835,000	2,971,817
Series 2001-C1, Class A2 6.465%, due 04/15/34	2,511,430	2,604,431
Series 2005-C1, Class AM 4.754%, due 05/10/43	1,650,000	1,493,364
Goldman Sachs Mortgage Securities Corp. II, Series 2005-GG4, Class A4A 4.751%, due 07/10/39	700,000	678,225
JPMorgan Chase Commercial Mortgage Securities, Series 2004-CBX, Class A4 4.529%, due 01/12/37	2,090,000	2,056,944
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A3 3.775%, due 11/25/33[5]	3,208,742	3,212,694
Lehman Brothers Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1B 6.210%, due 10/15/35	1,651,910	1,660,058
Morgan Stanley Capital I, Series 1999-LIFE, Class A2 7.110%, due 04/15/33	2,239,970	2,302,504
Series 2005-HQ6, Class A2A 4.882%, due 08/13/42	2,600,000	2,586,586
Series 2005-HQ6, Class A4A 4.989%, due 08/13/42	2,980,000	2,935,119
Series 2007-IQ16, Class A4 5.809%, due 12/12/49	1,545,000	1,554,114
Series 2007-T27, Class A4 5.804%, due 06/11/42	2,900,000	2,911,575
NationsLink Funding Corp., Series 1998-2, Class A2 6.476%, due 08/20/30	1,849,846	1,851,435
Residential Accredit Loans, Inc., Series 2006-QS2, Class 1A9 5.500%, due 02/25/36	2,447,120	2,445,736
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14	1,361,854	1,371,827
Structured ARM Loan Trust, Series 2004-13, Class A2 3.676%, due 09/25/34	273,696	256,016
Structured Asset Securities Corp., Series 2003-2, Class C 4.294%, due 01/21/09[5,6]	600,506	594,501
Series 2003-AL1, Class A 3.357%, due 04/25/31[7]	766,418	683,415
Series 2004-6, Class 4A1 ARM 4.840%, due 06/25/34	3,428,951	3,444,957

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
TIAA Real Estate CDO Ltd., Series 2001-C1A, Class A3 6.560%, due 06/19/26[7]	$598,345	$600,444
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1 5.694%, due 08/15/39[5]	3,862,445	3,915,886
Washington Mutual Asset Securities Corp., Series 2005-C1A, Class A2 5.150%, due 05/25/36[7]	2,860,000	2,867,297
Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1 4.527%, due 06/25/34[5]	2,495,202	2,491,947
Series 2006-AR4, Class 2A4 5.773%, due 04/25/36[5]	1,200,000	1,210,145
Total collateralized mortgage obligations (cost—$124,178,793)		125,304,580
Asset-backed securities—10.80%
Bank One Issuance Trust, Series 2003-A3, Class A3 4.346%, due 12/15/10[5]	2,800,000	2,801,616
Capital Auto Receivables Asset Trust, Series 2005-1, Class A4 4.050%, due 07/15/09[4]	666,822	667,700
Series 2007-4A, Class A4 5.300%, due 05/15/14	1,995,000	2,039,558
Chase Credit Card Master Trust, Series 2003-6, Class A 4.346%, due 02/15/11[5]	3,800,000	3,791,250
Chase Issuance Trust, Series 2007-A17, Class A 5.120%, due 10/15/14	2,900,000	3,015,572
Chase Manhattan Auto Owner Trust, Series 2006-A, Class A3 5.340%, due 07/15/10	2,540,713	2,568,078
Citibank Credit Card Issuance Trust, Series 2003-A6, Class A6 2.900%, due 05/17/10	3,475,000	3,469,071
Citibank Omni Master Trust, Series 2007-A9A, Class A9 5.962%, due 12/23/13[5,7]	3,470,000	3,428,707
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A 3.486%, due 03/25/37[5]	1,173,463	1,115,141
DaimlerChrysler Auto Trust, Series 2005-B, Class A3 4.040%, due 09/08/09	556,956	557,622
Discover Card Master Trust I, Series 2003-2, Class A 4.366%, due 08/15/10[5]	3,105,000	3,106,510

	Face amount[1]	Value
Asset-backed securities—(concluded)
Ford Credit Auto Owner Trust, Series 2006-A, Class A3 5.050%, due 03/15/10	$2,134,384	$2,150,222
Series 2006-B, Class A2A 5.420%, due 07/15/09	831,793	834,439
Series 2006-B, Class A3 5.260%, due 10/15/10	3,000,000	3,041,013
Series 2006-C, Class A3 5.160%, due 11/15/10	3,800,000	3,874,218
Honda Auto Receivables Owner Trust, Series 2006-3, Class A3 5.120%, due 10/15/10	3,375,000	3,418,244
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3 5.160%, due 02/15/10	2,778,520	2,800,769
Series 2006-C, Class A4 5.450%, due 06/15/12	3,725,000	3,843,734
Residential Asset Mortgage Products, Inc., Series 2006-RS2, Class A1 3.456%, due 03/25/26[5]	75,798	75,691
Sallie Mae Student Loan Trust, Series 2005-8, Class A4 4.250%, due 01/25/28	3,300,000	3,278,483
Wachovia Auto Owner Trust, Series 2006-A, Class A3 5.350%, due 02/22/11	2,458,959	2,485,030
Total asset-backed securities (cost—$51,851,387)		52,362,668
Corporate notes—35.46%
Airlines—0.10%
Continental Airlines, Inc. 6.545%, due 02/02/19	494,018	487,536
Automotive—0.46%
DaimlerChrysler N.A. Holding 4.875%, due 06/15/10	800,000	813,598
5.750%, due 09/08/11	1,150,000	1,196,038
6.500%, due 11/15/13	200,000	216,391
		2,226,027
Banking-non-US—1.20%
Barclays Bank Plc 7.434%, due 12/15/17[7,8,9]	850,000	889,070
Deutsche Bank AG London 5.375%, due 10/12/12	2,450,000	2,578,919
HBOS Treasury Services Plc 3.750%, due 09/30/08[7]	500,000	502,059
Royal Bank of Scotland Group Plc 6.990%, due 10/05/17[7,8,9]	1,825,000	1,825,473
		5,795,521

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—6.00%
BAC Capital Trust XI 6.625%, due 05/23/36[2]	$200,000	$197,283
BankBoston N.A. 6.375%, due 04/15/08	400,000	401,698
Bank of America Corp. 4.875%, due 01/15/13	1,190,000	1,213,827
5.750%, due 12/01/17[2]	3,185,000	3,276,983
6.000%, due 09/01/17[2]	925,000	963,075
7.800%, due 02/15/10	1,315,000	1,419,063
Bank of America NA 6.100%, due 06/15/17	925,000	957,443
Bank One Corp. 2.625%, due 06/30/08	250,000	249,072
DEPFA Asset Covered Securities Bank 4.875%, due 10/28/15[7]	1,300,000	1,352,978
J.P. Morgan Chase Bank N.A. 6.000%, due 07/05/17	1,825,000	1,894,768
6.000%, due 10/01/17[2]	1,450,000	1,511,703
State Street Capital Trust 8.250%, due 03/15/11[8,9]	1,725,000	1,737,937
SunTrust Bank 4.000%, due 10/15/08	430,000	430,468
4.415%, due 06/15/09	500,000	504,600
US Bank N.A. 6.500%, due 02/01/08	860,000	860,000
US Central Credit Union 2.750%, due 05/30/08	785,000	783,294
Wachovia Corp. 5.625%, due 12/15/08	840,000	850,999
Wells Fargo & Co. 3.120%, due 08/15/08	1,150,000	1,144,900
4.200%, due 01/15/10	1,545,000	1,560,013
4.375%, due 01/31/13	1,975,000	1,974,469
4.875%, due 01/12/11	220,000	224,004
5.250%, due 10/23/12	5,350,000	5,561,940
		29,070,517
Beverages—0.48%
Diageo Capital Plc 5.750%, due 10/23/17	2,275,000	2,334,546
Computers—0.25%
IBM Corp. 5.700%, due 09/14/17[2]	1,150,000	1,208,072
Consumer products—0.19%
Xstrata Finance Canada 5.800%, due 11/15/16[7]	950,000	906,791
Diversified financials—1.28%
EnCana Holdings Financial Corp. 5.800%, due 05/01/14	450,000	467,684
General Electric Capital Corp. 6.375%, due 11/15/67[2,5]	1,125,000	1,169,571
General Electric Capital Corp. MTN 5.000%, due 04/10/12	330,000	339,930
5.875%, due 02/15/12	320,000	338,455

	Face amount[1]	Value
Corporate notes—(continued)
Diversified financials—(concluded)
Goldman Sachs Group, Inc. 5.250%, due 10/15/13[2]	$3,605,000	$3,726,989
Nationwide Building Society 4.250%, due 02/01/10[7]	180,000	182,538
		6,225,167
Electric utilities—0.32%
Scottish Power Plc 4.910%, due 03/15/10	950,000	963,123
SP PowerAssets Ltd. 3.800%, due 10/22/08[7]	600,000	600,058
		1,563,181
Electric-integrated—1.13%
EDP Finance BV 5.375%, due 11/02/12[2,7]	5,300,000	5,459,837
Energy—0.88%
Anadarko Petroleum Corp. 3.250%, due 05/01/08	675,000	673,992
5.950%, due 09/15/16	1,875,000	1,933,427
Florida Power Corp. 4.800%, due 03/01/13	340,000	348,021
XTO Energy, Inc. 6.250%, due 08/01/17	1,250,000	1,331,896
		4,287,336
Financial services—11.69%
Bear Stearns Co., Inc. 3.250%, due 03/25/09	550,000	537,771
4.550%, due 06/23/10	670,000	653,513
5.500%, due 08/15/11	750,000	748,335
6.400%, due 10/02/17	975,000	925,565
7.250%, due 02/01/18	925,000	924,966
Bear Stearns Co., Inc. MTN 6.950%, due 08/10/12	1,555,000	1,609,353
Citigroup, Inc. 4.125%, due 02/22/10	3,615,000	3,625,852
4.625%, due 08/03/10	340,000	345,225
Credit Suisse Guernsey 5.860%, due 05/15/17[8,9]	2,290,000	2,101,377
General Electric Capital Corp. 5.000%, due 11/15/11	4,555,000	4,708,745
6.000%, due 06/15/12	1,375,000	1,464,192
General Electric Capital Corp. MTN 4.875%, due 10/21/10	2,350,000	2,429,089
5.000%, due 12/01/10	3,100,000	3,209,414
Goldman Sachs Group, Inc. 5.300%, due 02/14/12	825,000	854,485
5.950%, due 01/18/18	1,050,000	1,083,623
JPMorgan Chase & Co. 4.000%, due 02/01/08	1,530,000	1,530,000
5.375%, due 10/01/12	2,850,000	2,961,196
JPMorgan Chase Capital XXV 6.800%, due 10/01/37[2]	600,000	567,048

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]	Value
Corporate Notes—(continued)
Financial services—(concluded)
Lehman Brothers Holdings, Inc. 5.750%, due 04/25/11	$895,000	$912,478
5.750%, due 07/18/11	905,000	919,827
6.200%, due 09/26/14	2,320,000	2,387,647
6.625%, due 01/18/12[2]	1,250,000	1,312,019
6.691%, due 09/15/22[5]	675,000	648,963
Lehman Brothers Holdings, Inc. MTN 5.170%, due 05/25/10[5]	2,500,000	2,411,320
6.750%, due 12/28/17[2]	1,375,000	1,425,395
MassMutual Global Funding 2.550%, due 07/15/08[7]	800,000	797,403
Morgan Stanley 4.793%, due 01/09/12[5]	6,630,000	6,377,695
5.050%, due 01/21/11	1,460,000	1,482,023
5.300%, due 03/01/13	1,025,000	1,039,873
6.600%, due 04/01/12	575,000	611,857
6.750%, due 04/15/11	250,000	265,986
Morgan Stanley MTN 5.550%, due 04/27/17	305,000	303,854
6.250%, due 08/28/17	2,225,000	2,310,558
New York Life Global Funding MTN 3.875%, due 01/15/09[7]	1,000,000	1,006,030
Principal Life Global Funding 3.625%, due 04/30/08[7]	455,000	454,505
SLM Corp. 4.880%, due 01/31/14[5]	1,700,000	1,326,000
State Street Corp. 7.650%, due 06/15/10	345,000	373,645
		56,646,827
Food products—0.69%
Kraft Foods, Inc. 6.000%, due 02/11/13	575,000	601,124
6.500%, due 08/11/17	2,625,000	2,740,353
		3,341,477
Insurance—2.43%
Berkshire Hathaway Finance Corp. 4.125%, due 01/15/10	1,430,000	1,452,830
Chubb Corp. 6.375%, due 03/29/37[5]	425,000	418,850
Lincoln National Corp. 4.756%, due 04/06/09[5]	4,390,000	4,343,238
Metropolitan Life Global Funding 4.250%, due 07/30/09[7]	235,000	238,240
Pricoa Global Funding I 5.400%, due 10/18/12[7]	2,175,000	2,315,048
Progressive Corp. 6.700%, due 06/15/37[5]	735,000	698,890
Prudential Financial, Inc. 3.750%, due 05/01/08	850,000	849,479

	Face amount[1]	Value
Corporate notes—(continued)
Insurance—(concluded)
Prudential Financial, Inc. MTN 5.800%, due 06/15/12	$975,000	$1,020,603
Travelers Cos., Inc. 6.250%, due 03/15/37[5]	450,000	427,909
		11,765,087
Media—1.31%
Comcast Corp. 5.450%, due 11/15/10	1,525,000	1,574,102
5.900%, due 03/15/16	550,000	554,328
Lenfest Communications, Inc. 7.625%, due 02/15/08	745,000	745,583
News America Holdings 8.500%, due 02/23/25	200,000	234,744
9.500%, due 07/15/24	225,000	283,341
Rogers Communications 6.250%, due 06/15/13	825,000	864,738
Time Warner Cable, Inc. 5.850%, due 05/01/17	1,700,000	1,701,503
Time Warner, Inc. 7.570%, due 02/01/24	350,000	371,722
		6,330,061
Medical providers—0.62%
Aetna, Inc. 6.000%, due 06/15/16	1,980,000	2,037,990
WellPoint, Inc. 5.000%, due 01/15/11	950,000	969,811
		3,007,801
Multi-line insurance—0.82%
American International Group MTN 5.850%, due 01/16/18	3,985,000	3,995,349
Oil & gas—0.32%
ConocoPhillips Co. 8.750%, due 05/25/10	1,250,000	1,391,979
EnCana Corp. 4.600%, due 08/15/09	150,000	151,561
		1,543,540
Oil refining—0.08%
Canadian Natural Resources 5.700%, due 05/15/17	380,000	381,701
Oil services—0.18%
Halliburton Co. 5.500%, due 10/15/10	850,000	891,557
Pharmaceuticals—0.26%
Abbott Laboratories 5.600%, due 05/15/11	875,000	925,074
Schering-Plough Corp. 5.550%, due 12/01/13	340,000	358,315
		1,283,389

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Real estate investment trusts—0.33%
AvalonBay Communities, Inc. MTN 6.125%, due 11/01/12	$280,000	$282,876
ERP Operating LP 6.625%, due 03/15/12	780,000	810,582
Rouse Co. 3.625%, due 03/15/09	225,000	213,434
5.375%, due 11/26/13	315,000	277,044
		1,583,936
Retail—0.08%
Federated Department Stores 6.625%, due 09/01/08	130,000	131,752
Federated Retail Holdings 5.900%, due 12/01/16	300,000	279,635
		411,387
Software—0.36%
Oracle Corp./Ozark Holdings 5.000%, due 01/15/11	1,700,000	1,741,599
Special purpose entity—0.62%
BAE Systems Holdings, Inc. 5.200%, due 08/15/15[7]	330,000	326,042
Goldman Sachs Capital II 5.793%, due 06/01/12[8,9]	1,565,000	1,210,948
UnitedHealth Group 5.250%, due 03/15/11	1,425,000	1,452,037
		2,989,027
Telecommunications—2.61%
AT&T Broadband Corp. 8.375%, due 03/15/13	1,585,000	1,792,497
Cox Communications, Inc. 7.125%, due 10/01/12	350,000	378,861
7.750%, due 11/01/10	110,000	119,163
SBC Communications, Inc. 5.875%, due 02/01/12	95,000	100,085
Sprint Capital Corp. 7.625%, due 01/30/11	475,000	482,270
TCI Communications, Inc. 7.875%, due 08/01/13	100,000	110,598
8.750%, due 08/01/15	50,000	58,726
Telecom Italia Capital 5.250%, due 11/15/13	1,665,000	1,672,516
5.250%, due 10/01/15	205,000	200,243
6.200%, due 07/18/11[2]	1,750,000	1,823,832
Telefonica Emisiones SAU 5.855%, due 02/04/13	925,000	959,301
5.984%, due 06/20/11	1,500,000	1,559,037
6.421%, due 06/20/16	950,000	1,012,213
Telefonica Europe BV 7.750%, due 09/15/10	235,000	254,100
Verizon New Jersey, Inc. 5.875%, due 01/17/12	2,030,000	2,107,095
		12,630,537

	Face amount[1]		Value
Corporate notes—(concluded)
Utilities—0.57%
Dominion Resources, Inc. 5.125%, due 12/15/09		$650,000	$663,929
Nisource Finance Corp. 5.585%, due 11/23/09[5]		950,000	926,803
7.875%, due 11/15/10		1,075,000	1,160,909
			2,751,641
Wireless telecommunications—0.20%
Vodafone Group Plc 7.750%, due 02/15/10		920,000	981,599
Total corporate notes (cost—$169,521,289)			171,841,046
	Number of shares
Preferred stocks*—2.46%
Banking-US—0.95%
Wachovia Corp.[10]		175,000	4,614,750
Financial services—1.51%
Citigroup, Inc., Series AA11		33,000	865,260
Federal Home Loan Mortgage Corp., Series Z12		100,600	2,701,110
Federal National Mortgage Association, Series S13		141,025	3,725,880
			7,292,250
Total preferred stocks (cost—$11,240,625)			11,907,000
	Face amount[1]
Non-US government obligations—1.15%
Bundesrepublik Deutschland 4.250%, due 07/04/39	EUR	550,000	791,216
Government of Japan 1.170%, due 11/20/21[5]	JPY	507,000,000	4,761,304
Total non-US government obligations (cost—$5,090,473)			5,552,520
Short-term US government agency obligation[14]—1.96%
Federal Home Loan Bank 1.350%, due 02/01/08 (cost—$9,500,000)		9,500,000	9,500,000

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]	Value
Repurchase agreement—1.98%
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400%, due 02/01/08, collateralized by $1,118,515 US Treasury Bills, zero coupon due 05/01/08, $703,638 US Treasury Bonds, 8.125% due 08/15/19 and $7,248,293 US Treasury Notes, 4.750% due 12/31/08 to 01/31/12; (value—$9,770,626); proceeds: $9,579,373 (cost—$9,579,000)	$9,579,000	$9,579,000
	Number of shares
Investments of cash collateral from securities loaned—7.82%
Money market funds[15]—7.82%
BlackRock Provident Institutional TempFund 4.123%	18,168,990	18,168,990
DWS Money Market Series 4.201%	2,813	2,813
UBS Private Money Market Fund LLC[16] 3.941%	19,704,426	19,704,426
Total money market funds and investments of cash collateral from securities loaned (cost—$37,876,229)		37,876,229
Total investments before investments sold short (cost—$565,083,662)— 118.49%		574,261,491

	Face amount[1]	Value
Investments sold short—(7.05)%
FNMA TBA 5.000%, TBA	$(6,500,000)	$(6,461,403)
5.500%, TBA	(27,400,000)	(27,716,799)
Total investments sold short (proceeds—$34,144,000)		(34,178,202)
Liabilities in excess of other assets—(11.44)%		(55,425,516)
Net assets—100.00%		$484,657,773

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at January 31, 2008.

3  Partial amount pledged as collateral for investments sold short.

4  Partial amount delivered to broker as collateral for futures transactions.

5  Floating rate security. The interest rate shown is the current rate as of January 31, 2008.

6  Illiquid security representing 0.12% of net assets as of January 31, 2008.

7  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 5.04% of net assets as of January 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

8  Perpetual bond security. The maturity date reflects the next call date.

9  Variable rate security. The interest rate shown is the current rate as of January 31, 2008, and resets at the next call date.

10  Non cumulative preferred stock. The next call date is 12/15/17.

11  Non cumulative preferred stock. The next call date is 12/15/18.

12  Non cumulative preferred stock. The next call date is 12/31/12.

13  Non cumulative preferred stock. The next call date is 12/31/10.

14  Rate shown is the discount rate at date of purchase.

15  Rates shown reflect yield at January 31, 2008.

16  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2008.

Security description	Value at 07/31/07	Purchases during the six months ended 01/31/08	Sales during the six months 01/31/08	Value at 01/31/08	Net income earned from affiliate for the six months ended 01/31/08
UBS Private Money Market Fund LLC	$3,207,180	$37,871,157	$21,373,911	$19,704,426	$14,569

ARM  Adjustable Rate Mortgage-The interest rate shown is the current rate as of January 31, 2008.

CDO  Collateralized Debt Obligation

EUR  Euro

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

JPY  Japanese Yen

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIAA  Teachers Insurance and Annuity Association

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
39	EUR	Euro Bobl Futures	March 2008	$6,324,972	$6,385,553	$60,581
77	EUR	Euro Bund Futures	March 2008	13,184,421	13,303,381	118,960
114	USD	90 Day Euro Dollar Futures	September 2008	27,552,502	27,803,175	250,673
140	USD	90 Day Euro Dollar Futures	December 2008	33,217,163	34,102,250	885,087
121	USD	US Treasury Note 2 Year Futures	March 2008	25,612,511	25,799,469	186,958
472	USD	US Treasury Note 10 Year Futures	March 2008	53,939,200	55,091,250	1,152,050
				159,830,769	162,485,078	2,654,309
		Sale contracts		Proceeds
114	USD	90 Day Euro Dollar Futures	September 2009	27,523,497	27,615,075	(91,578)
116	USD	US Treasury Note 5 Year Futures	March 2008	12,955,521	13,108,000	(152,479)
270	USD	US Treasury Bond 30 Year Futures	March 2008	31,905,481	32,214,375	(308,894)
				72,384,499	72,937,450	(552,951)
						$2,101,358

Currency type abbreviations:

EUR  Euro

USD  US Dollar

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro	507,654	USD	744,221	4/23/08	$(8,501)
United States Dollar	138,587	JPY	15,062,500	4/11/08	3,720
					$(4,781)

Currency type abbreviations:

JPY  Japanese Yen

USD  US Dollar

Issuer breakdown by country of origin

Percentage of total investments
United States	94.3%
United Kingdom	1.3
Netherlands	1.0
Japan	0.8
Luxembourg	0.6
Spain	0.6
Germany	0.6
Canada	0.5
Ireland	0.2
Singapore	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares returned 10.14% (before the deduction of the maximum UBS PACE Select program fee; 9.31% after the deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the Lehman Brothers Government/Credit Index (the "benchmark") returned 7.15%, and the median return for the Lipper Intermediate Investment Grade Debt Funds category was 5.56%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 37. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The primary focus in the fixed income markets during the period centered on problems in the subprime mortgage sector. Following a pause in a series of interest rate hikes that ended in August 2006, the Federal Reserve Board (the "Fed") had remained on hold until the beginning of the reporting period, leaving the federal funds rate at 5.25%. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) However, turmoil in the subprime market and a liquidity crunch in the asset-backed commercial paper market drove the Fed to take action.

In mid-August, the Fed lowered the discount rate—the rate the Fed uses for loans it makes directly to banks. Then, in mid-September, the Fed continued to take action by reducing the federal funds rate from 5.25% to 4.75%.

The Fed again lowered the fed funds rate in October and December 2007, bringing it to 4.25% by the end of 2007. In January 2008, the Fed cut the fed funds rate twice within nine days. On January 22nd, it reduced the fed funds rate by 0.75%, and by another 0.50% on January 30th, bringing it to 3.00%—its lowest level since May 2005. In another move designed to get banks lending again, the Fed joined central banks in Canada, the UK, the European Union and Switzerland to inject more than $90 billion of liquidity into the global financial system via money market auctions.

Advisor's comments

During the six-month reporting period the Portfolio's performance benefited from active management decisions emphasizing higher-quality assets. When the full force of the subprime situation was felt, this positioning added substantial value.

UBS PACE Select Advisors Trust – UBS PACE Strategic Fixed Income Investments

Investment Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

William C. Powers

Objective:

Total return consisting of income and capital appreciation.

Investment process:

The Portfolio invests primarily in investment grade bonds of governmental and private issuers in the United States and foreign countries. Its duration (a measure of sensitivity to interest rate changes) is normally limited to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Advisor's comments – concluded

The Portfolio was positioned to take advantage of the steepening yield curve. This, coupled with an underweight to investment-grade corporate bonds, and an emphasis on emerging market currencies, contributed positively to the Portfolio's performance during the period.

A selloff in corporate bonds during the month of August drove corporate yields significantly higher in comparison to US Treasury securities. As a result, positioning to take advantage of the steepening yield curve in the US and UK, along with an underweight to corporate bonds, proved valuable.

The Portfolio also benefited from holdings in non-benchmark securities and direct holdings of currencies. In particular, holdings of emerging markets currencies such as the Brazilian real, the Russian ruble and the Mexican peso delivered positive results. Together, they more than offset the negative impact of the Portfolio's emphasis on prime, AAA rated, agency-backed mortgage-backed securities, which lost ground as volatility soared during the period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	10.07%	11.45%	5.23%	N/A	6.43%
maximum sales charge	Class B3	9.56%	10.57%	4.43%	N/A	5.58%
or UBS PACE Select	Class C4	9.71%	10.89%	4.72%	N/A	6.00%
program fee	Class Y5	10.17%	11.82%	5.55%	N/A	6.43%
	Class P6	10.14%	11.72%	5.51%	6.13%	6.95%
After deducting	Class A2	5.16%	6.44%	4.27%	N/A	5.75%
maximum sales charge	Class B3	4.56%	5.57%	4.09%	N/A	5.58%
or UBS PACE Select	Class C4	8.96%	10.14%	4.72%	N/A	6.00%
program fee	Class P6	9.31%	10.06%	3.93%	4.55%	5.36%
Lehman Brothers Government/Credit Index		7.15%	9.36%	4.83%	6.06%	6.48%
Lipper Intermediate Investment Grade Debt Funds median		5.56%	6.81%	4.25%	5.24%	5.69%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 2.84%; 5-year period, 3.72%; since inception, 5.36%; Class B—1-year period, 1.79%; 5-year period, 3.55%; since inception, 5.18%; Class C—1-year period, 6.44%; 5-year period, 4.18%; since inception, 5.63%; Class Y—1-year period, 8.01%; 5-year period, 4.99%; since inception, 6.03%; Class P—1-year period, 6.30%; 5-year period, 3.39%; 10-year period, 4.39%; since inception, 5.15%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: Class A—1.15% and 1.06%; Class B—1.93% and 1.81%; Class C—1.63% and 1.56%; Class Y—0.79% and 0.79%; and Class P—0.93% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. Effective August 1, 2007, the portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.06%; Class B—1.81%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the portfolio's expenses in any of those three years to exceed these expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Government/Credit Index is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Weighted average duration	5.8	yrs.
Weighted average maturity	9.2	yrs.
Average coupon	5.27%
Net assets (mm)	$834.7
Number of holdings	313
Portfolio composition[1]	01/31/08
Long-term debt securities (bonds and notes)	91.1%
Options, futures, swaps and forward foreign currency contracts	1.9
Investments sold short	(12.5)
Cash equivalents and other assets less liabilities	19.5
Total	100.0%
Quality diversification[1]	01/31/08
US government and agency securities	37.6%
AAA	16.3
AA	11.2
A	12.0
BBB	4.6
BB	2.8
B	0.9
Below B/non-rated	5.7
Options, futures, swaps and forward foreign currency contracts	1.9
Investments sold short	(12.5)
Cash equivalents and other assets less liabilities	19.5
Total	100.0%
Asset allocation[1]	01/31/08
Collateralized mortgage obligations	31.2%
Corporate notes	31.1
US government agency mortgage pass-through certificates	22.0
Non-US government obligations	2.9
Asset-backed securities	2.5
Municipal bonds and notes	1.4
Stripped mortgage-backed security	0.0	[2]
Options, futures, swaps and forward foreign currency contracts	1.9
Investments sold short	(12.5)
Cash equivalents and other assets less liabilities	19.5
Total	100.0%

1  Weightings represent percentages of net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]	Value
Government national mortgage association certificates—0.05%
GNMA 8.000%, due 06/15/17	$72,548	$78,547
8.000%, due 07/15/17	71,992	78,338
8.000%, due 09/15/17	43,840	46,934
8.000%, due 11/15/17	96,493	104,687
GNMA II ARM 5.625%, due 07/20/25	13,435	13,537
6.125%, due 11/20/23	11,290	11,470
6.375%, due 01/20/26	25,890	26,417
6.375%, due 05/20/26	47,290	48,336
Total government national mortgage association certificates (cost—$399,615)		408,266
Federal home loan mortgage corporation certificates—2.48%
FHLMC 4.500%, due 11/01/08	2,419,729	2,415,503
5.000%, due 09/01/35	330,056	328,743
5.000%, due 10/01/35	173,020	172,332
5.000%, due 11/01/35	1,497,486	1,491,526
6.000%, due 08/01/26	12,314,386	12,661,725
7.645%, due 05/01/25	1,475,785	1,617,130
FHLMC TBA 5.500%, TBA	2,000,000	2,024,376
Total federal home loan mortgage corporation certificates (cost—$20,469,362)		20,711,335
Federal housing administration certificates—0.02%
FHA GMAC 7.430%, due 06/01/21	111,208	111,486
FHA Reilly 7.430%, due 10/01/20	17,815	17,859
Total federal housing administration certificates (cost—$138,687)		129,345
Federal national mortgage association certificates—19.45%
FNMA 5.000%, due 09/01/35[2]	834,903	831,896
5.000%, due 02/01/36[2]	64,193,436	63,962,236
5.000%, due 03/01/36[2]	14,279,861	14,228,430
5.000%, due 01/01/38[2]	99,990	99,593
5.396%, due 11/01/34	12,252,990	12,276,736
5.500%, due 06/01/33[2]	3,276,102	3,325,527
5.500%, due 07/01/33[2]	9,948	10,098
5.500%, due 01/01/35[2]	392,595	398,265
5.500%, due 05/01/35[2]	240,125	243,449

	Face amount[1]	Value
Federal national mortgage association certificates—(concluded)
5.500%, due 06/01/35[2]	$1,352,343	$1,371,062
5.500%, due 08/01/35[2]	913,495	926,141
5.500%, due 10/01/35[2]	432,493	438,479
5.500%, due 11/01/35[2]	1,209,660	1,226,403
5.500%, due 12/01/35[2]	3,329,239	3,375,323
5.500%, due 01/01/36[2]	3,122,795	3,166,019
5.500%, due 02/01/36[2]	3,543,887	3,592,619
5.500%, due 03/01/36[2]	2,718,324	2,755,511
5.500%, due 04/01/36[2]	782,001	792,764
5.500%, due 05/01/36[2]	514,769	521,811
5.500%, due 06/01/36[2]	1,475,046	1,495,225
5.500%, due 08/01/36[2]	120,823	122,495
5.500%, due 09/01/36[2]	1,073,116	1,088,681
5.500%, due 11/01/36[2]	1,963,249	1,990,107
5.500%, due 02/01/37[2]	1,990,054	2,017,278
5.500%, due 03/01/37[2]	520,134	527,165
6.000%, due 09/01/27[2]	18,505,505	19,043,946
6.000%, due 10/01/36[2]	1,281,712	1,315,452
6.970%, due 12/01/09	3,581,430	3,770,014
FNMA ARM 4.186%, due 11/01/34	12,660,623	12,758,952
4.466%, due 02/01/34	3,858,465	3,853,172
6.188%, due 08/01/40	365,775	367,642
6.488%, due 05/01/30	149,288	152,055
7.091%, due 05/01/27	64,060	65,315
7.177%, due 04/01/27	46,639	47,651
FNMA ARM COFI 4.150%, due 11/01/26	205,061	204,036
Total federal national mortgage association certificates (cost—$158,338,238)		162,361,548
Collateralized mortgage obligations—31.15%
ARM Trust, Series 2005-5, Class 2A1 5.132%, due 09/25/35	686,451	692,832
Arran Residential Mortgages Funding PLC, Series 2006-1A, Class A1B 4.339%, due 04/12/36[3,4]	171,532	168,924
Banc of America Funding Corp., Series 2005-D, Class A1 4.111%, due 05/25/35[3]	6,374,027	6,234,637
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 7.297%, due 07/20/32[3]	10,330	10,522
Bear Stearns ARM Trust, Series 2003-5, Class 2A1 4.535%, due 08/25/33	1,706,233	1,707,421
Series 2004-9, Class 22A1 4.772%, due 11/25/34	146,985	144,231

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2005-5, Class A2 4.550%, due 08/25/35	$7,427,886	$7,377,015
Series 2005-9, Class A1 4.625%, due 10/25/35	2,734,475	2,732,957
Bear Stearns Alternative Loan Trust-A Trust, Series 2005-7, Class 22A1 5.508%, due 09/25/35[3]	2,312,605	1,928,857
Series 2006-1, Class 21A2 5.938%, due 02/25/36[3]	2,459,034	2,027,550
Bear Stearns Commerical Mortgage Securities, Series 2006-BBA7, Class A1 4.346%, due 03/15/19[3,4]	4,198,472	4,083,788
Bear Stearns, Series 2003-1, Class 5A1 5.437%, due 04/25/33[3]	99,129	99,857
Series 2003-1, Class 6A1 5.033%, due 04/25/33[3]	269,550	274,267
Series 2003-3, Class 1A 7.240%, due 10/25/33[3]	136,205	139,171
Series 2004-3, Class 1A2 5.688%, due 07/25/34[3]	998,394	979,668
Series 2004-6, Class 2A1 5.073%, due 09/25/34[3]	4,262,836	4,078,064
Series 2004-7, Class 1A1 6.840%, due 10/25/34[3]	1,364,209	1,374,727
Series 2004-9, Class 2A1 5.336%, due 09/25/34[3]	1,710,003	1,641,693
Bear Stearns Structured Products, Inc., Series 2007-R7, Class A1 3.485%, due 01/25/37[3,4]	5,702,956	5,548,834
Citicorp Mortgage Securities, Inc., Series 2002-12, Class 2A1 5.250%, due 12/25/32	217,876	217,884
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2 4.248%, due 08/25/35[3]	464,796	466,406
Series 2005-6, Class A3 4.098%, due 08/25/35[3]	81,478	81,509
Series 2005-11, Class A1A 4.900%, due 12/25/35[3]	1,913,573	1,903,726
Series 2006-AR1, Class 1A1 4.900%, due 10/25/35[3]	4,063,791	4,101,835
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	950,663	961,527
Countrywide Home Loans, Series 2003-R4, Class 2A 6.500%, due 01/25/34[4]	2,035,867	2,166,054

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2004-12, Class 11A2 6.141%, due 08/25/34[3]	$1,019,600	$1,002,358
FHLMC REMIC, Series 1278, Class K 7.000%, due 05/15/22	199,247	211,759
Series 1367, Class KA 6.500%, due 09/15/22	3,797	3,826
Series 1502, Class PXZ 7.000%, due 04/15/23	1,047,356	1,093,274
Series 1503, Class PZ 7.000%, due 05/15/23	356,940	371,714
Series 1534, Class Z 5.000%, due 06/15/23	374,196	379,556
Series 1548, Class Z 7.000%, due 07/15/23	298,017	312,614
Series 1562, Class Z 7.000%, due 07/15/23	442,705	464,919
Series 1694, Class Z 6.500%, due 03/15/24	148,228	158,048
Series 2061, Class Z 6.500%, due 06/15/28	873,384	908,165
Series 2400, Class FQ 4.736%, due 01/15/32[3]	350,852	352,061
Series 2579, Class DZ 5.000%, due 03/15/34	6,053,922	5,531,491
Series 2764, Class LZ 4.500%, due 03/15/34	2,375,777	2,141,085
Series 2764, Class ZG 5.500%, due 03/15/34	4,319,392	4,158,579
Series 2835, Class JZ 5.000%, due 08/15/34	3,320,442	3,181,465
Series 2849, Class PZ 5.000%, due 07/15/33	11,502,959	10,430,938
Series 2921, Class PG 5.000%, due 01/15/35	6,200,000	5,944,895
Series 2983, Class TZ 6.000%, due 05/15/35	5,044,085	5,233,035
Series 3149, Class CZ 6.000%, due 05/15/36	7,024,609	7,305,892
Series G23, Class KZ 6.500%, due 11/25/23	271,038	288,493
Series T-054, Class 2A 6.500%, due 02/25/43	1,422,472	1,471,815
Series T-058, Class 2A 6.500%, due 09/25/43	5,580,875	5,948,775
Series T-061, Class 1A1 6.188%, due 07/25/44[3]	2,867,097	2,892,096
Series T-075, Class A1 3.416%, due 11/25/36[3]	5,439,984	5,360,968
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 5.372%, due 08/25/35[3]	190,506	192,919

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
FNMA REMIC, Series 1998-066, Class FG 3.676%, due 12/25/28[3]	$184,569	$185,064
Series 2000-034, Class F 3.826%, due 10/25/30[3]	27,184	27,346
Series 2002-080, Class A1 6.500%, due 11/25/42	2,741,139	2,928,141
Series 2003-064, Class AH 6.000%, due 07/25/33	9,209,402	9,365,605
Series 2003-106, Class US 4.011%, due 11/25/23[5,6]	333,000	273,671
Series 2003-W8, Class 2A 7.000%, due 10/25/42	184,249	198,634
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	3,240,672	3,403,700
Series 2004-W8, Class 2A 6.500%, due 06/25/44	3,870,004	4,158,772
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,310,809	1,208,020
Series 2005-47, Class PA 5.500%, due 09/25/24	5,057,030	5,122,929
Series 2005-116, Class TZ 5.500%, due 01/25/36	6,166,119	6,058,769
Series 2005-120, Class ZU 5.500%, due 01/25/36	6,726,675	6,534,358
Series 2006-065, Class GD 6.000%, due 07/25/26	2,800,000	2,996,689
Trust, Series 1991-065, Class Z 6.500%, due 06/25/21	17,731	18,970
Trust, Series 1992-040, Class ZC 7.000%, due 07/25/22	41,784	44,895
Trust, Series 1992-129, Class L 6.000%, due 07/25/22	22,559	23,795
Trust, Series 1993-037, Class PX 7.000%, due 03/25/23	63,215	68,110
Trust, Series 1993-060, Class Z 7.000%, due 05/25/23	371,657	401,962
Trust, Series 1993-065, Class ZZ 7.000%, due 06/25/13	390,188	409,680
Trust, Series 1993-070, Class Z 6.900%, due 05/25/23	56,729	61,314
Trust, Series 1993-096, Class PZ 7.000%, due 06/25/23	333,400	356,721
Trust, Series 1993-160, Class ZB 6.500%, due 09/25/23	68,188	68,899
Trust, Series 1993-163, Class ZB 7.000%, due 09/25/23	28,710	30,676
Trust, Series 1994-023, Class PX 6.000%, due 08/25/23	471,505	490,521
Trust, Series 1998-M7, Class Z 6.390%, due 05/25/36	1,305,678	1,401,536
Trust, Series 1999-W4, Class A9 6.250%, due 02/25/29	1,440,150	1,510,312

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
GNMA REMIC, Trust, Series 2000-09, Class FG 4.681%, due 02/16/30[3]	$219,016	$220,937
Trust, Series 2002-031, Class FW 4.481%, due 06/16/31[3]	232,301	233,005
Trust, Series 2003-98, Class Z 6.000%, due 11/20/33	12,832,258	13,149,207
Trust, Series 2005-26, Class ZA 5.500%, due 01/20/35	5,607,434	5,557,293
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1 4.630%, due 03/06/20[3,4]	2,427,217	2,279,209
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.541%, due 09/25/35	3,529,673	3,453,771
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1 5.147%, due 07/19/35[3]	1,125,698	1,130,639
Housing Security, Inc., Series 1992-8, Class B 5.991%, due 06/25/24[3]	559,955	562,215
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4 5.747%, due 02/12/49[3]	3,200,000	3,222,238
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.477%, due 01/20/17[3]	770,799	847,879
Morgan Stanley Capital I, Series 2006-HQ9, Class A4 5.731%, due 07/12/44	1,900,000	1,919,070
Series 2006-IQ12, Class A4 5.332%, due 12/15/43	3,100,000	3,036,560
Residential Funding Mortgage Security I, Series 2004-S2, Class A1 5.250%, due 03/25/34	1,676,465	1,665,379
Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	1,903,066
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	847,302	901,228
Series 2000-20K, Class 1 7.220%, due 11/01/20	980,307	1,056,101
Series 2001-P10B, Class 1 6.344%, due 08/10/11	1,303,737	1,352,133
Series 2002-20K, Class 1 5.080%, due 11/01/22	3,876,629	3,977,689
Series 2003-20I, Class 1 5.130%, due 09/01/23	713,444	736,231
Series 2003-20L, Class 1 4.890%, due 12/01/23	1,952,668	1,981,289
Series 2004-P10A, Class 1 4.504%, due 02/10/14	6,268,314	6,178,036

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Series 2005-20H, Class 1 5.110%, due 08/01/25	$2,435,827	$2,519,169
Series 2007-20D, Class 1 5.320%, due 04/01/27	6,844,093	7,131,189
Structured ARM Loan Trust, Series 2004-8, Class 3A 4.880%, due 07/25/34	1,843,373	1,864,284
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 4.264%, due 09/19/32[3]	647,489	628,772
Series 2006-AR3, Class 11A1 3.586%, due 04/25/36[3]	2,780,332	2,548,434
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	3,335,674	2,916,960
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4 5.572%, due 10/15/48	7,100,000	7,080,587
Washington Mutual Mortgage Securities Corp., Series 2002-AR6, Class A 6.062%, due 06/25/42[3]	150,378	140,059
Series 2005-AR1, Class A1A 3.696%, due 01/25/45[3]	240,014	226,926
Series 2005-AR2, Class 2A1A 3.686%, due 01/25/45[3]	297,434	280,999
Series 2006-AR7, Class 3A 5.733%, due 07/25/46[3]	3,687,694	3,523,252
Series 2006-AR9, Class 1A 5.622%, due 08/25/46[3]	2,720,812	2,613,293
Series 2006-AR9, Class 2A 5.733%, due 08/25/46[3]	2,063,109	1,970,161
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 4.705%, due 12/25/33[3]	2,496,658	2,467,471
Series 2004-CC, Class A1 4.952%, due 01/25/35[3]	851,730	847,547
Series 2006-AR2, Class 2A1 4.950%, due 03/25/36	4,054,538	4,049,727
Total collateralized mortgage obligations (cost—$258,431,423)		260,005,790
Asset-backed securities—2.45%
Ace Securities Corp., Series 2006-HE3, A2A 3.426%, due 06/25/36[3]	318,645	314,795
Accredited Mortgage Loan Trust, Series 2006-2, Class A1 3.416%, due 09/25/36[3]	1,493,959	1,475,674

	Face amount[1]	Value
Asset-backed securities—(continued)
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A1 3.441%, due 07/25/36[3]	$689,599	$685,212
Citibank Credit Card Issuance Trust, Series 2003-A3, Class A3 3.100%, due 03/10/10	2,000,000	1,999,929
Citibank Omni-S Master Trust, Series 2002-2, Class A 4.456%, due 04/16/13[3]	2,000,000	1,979,467
Countrywide Asset-Backed Certificates, Series 2006-8, Class 2A1 3.406%, due 01/25/46[3]	1,779,556	1,748,163
Series 2007-5, Class 2A1 3.476%, due 09/25/47[3]	2,415,759	2,372,845
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 5.056%, due 09/15/29[3]	60,720	56,226
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF8, Class 2A1 3.406%, due 07/25/36[3]	573,682	566,482
Fremont Home Loan Trust, Series 2006-A, Class 2A2 3.476%, due 05/25/36[3]	975,499	958,333
Long Beach Mortgage Loan Trust, Series 2006-3, Class 2A1 3.436%, due 04/25/36[3]	101,341	101,121
Merrill Lynch Mortgage Investors, Inc., Series 2006-AHL1, Class A2A 3.426%, due 05/25/37[3]	2,173,553	2,152,837
Series 2006-RM2, Class A2A 3.406%, due 05/25/37[3]	1,025,333	1,010,925
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30	512,211	534,597
Morgan Stanley ABS Capital I, Series 2006-WMC2, Class A2A 3.416%, due 07/25/36[3]	2,096,013	2,060,158
New Century Home Equity Loan Trust, Series 2006-2, Class A2A 3.446%, due 08/25/36[3]	610,768	605,468
Residential Asset Securities Corp., Series 2006-EMX4, Class A1 3.371%, due 06/25/36[3]	449,228	443,447
Series 2006-KS4, Class A1 3.371%, due 06/25/36[3]	411,536	408,910

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]		Value
Asset-backed securities—(concluded)
Series 2006-KS5, Class A1 3.446%, due 07/25/36[3]		$966,276	$959,006
Total asset-backed securities (cost—$20,665,275)			20,433,595
Stripped mortgage-backed security[5,7]—0.00%
FNMA REMIC, Trust Series 1993-040, Class D 7.000%, due 04/25/08 (cost—$4)		1,035	5
Corporate notes—31.12%
Airlines—0.54%
Northwest Airlines, Series 2000-1, Class G 8.072%, due 04/01/21		4,362,886	4,493,276
United Air Lines, Inc. 10.360%, due 11/27/12[5,8,9]		233,629	2,324
			4,495,600
Automobiles—0.41%
DaimlerChrysler N.A. Holding 5.541%, due 03/13/09[3]		2,900,000	2,880,976
6.500%, due 11/15/13		500,000	540,977
			3,421,953
Banking-non-US—7.48%
ASIF II 1.200%, due 03/20/08	JPY	992,000,000	9,326,461
Barclays Bank PLC 5.450%, due 09/12/12[10]		4,400,000	4,603,592
BNP Paribas 5.186%, due 06/29/15[4,11,12]		3,100,000	2,814,936
Credit Agricole 5.103%, due 05/28/10[3,4]		6,800,000	6,803,386
6.637%, due 05/31/17[4,11,12]		900,000	818,528
Deutsche Bank AG London 6.000%, due 09/01/17		10,800,000	11,482,107
HBOS PLC 6.657%, due 05/21/37[4,11,12]		2,400,000	1,957,015
HSBC Holdings PLC 6.500%, due 05/02/36		2,300,000	2,261,744
6.500%, due 09/15/37		5,900,000	5,778,059
Resona Bank Ltd. 5.850%, due 04/15/16[4,11,12]		2,900,000	2,680,018
Royal Bank of Scotland Group PLC 7.640%, due 09/29/17[11,12]		5,500,000	5,633,144
Santander Perpetual 6.671%, due 10/24/17[4,10,11,12]		6,700,000	6,788,212
VTB Capital (Vneshtorgbank) 5.511%, due 08/01/08[3,4]		1,500,000	1,492,500
			62,439,702

	Face amount[1]		Value
Corporate notes—(continued)
Banking-US—2.11%
American Express, Federal Savings Bank 4.339%, due 06/12/09[3]		$2,000,000	$1,986,804
Bank of America Corp. 5.750%, due 12/01/17		6,400,000	6,584,832
Bank of America N.A. 5.300%, due 03/15/17		3,500,000	3,483,119
HSBC Bank USA 6.000%, due 08/09/17		4,900,000	5,103,056
JP Morgan Chase Bank N.A. 6.000%, due 10/01/17		400,000	417,022
			17,574,833
Biotechnology—0.28%
Amgen, Inc. 5.133%, due 11/28/08[3,4]		2,300,000	2,299,218
Diversified financials—9.27%
American Express Co. 6.150%, due 08/28/17		7,100,000	7,330,374
Chrysler Financial Term Loan 9.000%, due 08/03/12		9,186,750	8,336,976
CIT Group, Inc. 5.000%, due 11/24/08[10]		4,900,000	4,861,942
5.256%, due 06/08/09[3]		3,300,000	3,039,557
General Electric Capital Corp. 4.939%, due 08/15/11[3]		300,000	293,198
5.500%, due 09/15/67[3,4]	EUR	5,000,000	7,024,297
5.875%, due 01/14/38[10]		5,400,000	5,277,074
Goldman Sachs Group, Inc. 4.974%, due 12/22/08[3]		1,500,000	1,493,007
5.250%, due 10/15/13[10]		400,000	413,536
5.625%, due 01/15/17		1,800,000	1,788,295
6.250%, due 09/01/17[10]		14,400,000	15,268,752
Hutchison Whampoa International Ltd. 5.450%, due 11/24/10		1,200,000	1,258,513
JP Morgan Chase & Co. 6.000%, due 01/15/18		6,400,000	6,641,933
Lehman Brothers Holdings, Inc. 3.335%, due 11/24/08[3]		1,900,000	1,873,136
3.938%, due 01/23/09[3]		1,900,000	1,871,517
Lehman Brothers Holdings, Inc. MTN 5.625%, due 01/24/13		4,500,000	4,558,135
Merrill Lynch & Co. 6.050%, due 08/15/12		1,500,000	1,560,913
Mizuho JGB Investment 9.870%, due 06/30/08[4,11,12]		200,000	202,481
Mizuho Preferred Capital 8.790%, due 06/30/08[4,11,12]		1,200,000	1,214,716
Sumitomo Mitsui Banking 5.625%, due 10/15/15[4,11,12]		2,300,000	2,174,850

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Diversified financials—(concluded)
Tokai Preferred Capital Co. LLC 9.980%, due 06/30/08[4,11,12]		$900,000	$914,266
			77,397,468
Diversified manufacturing—0.74%
General Electric Co. 5.250%, due 12/06/17		6,100,000	6,153,704
Electric utilities—0.21%
PSE&G Power LLC 5.000%, due 04/01/14		1,800,000	1,759,275
Electric-integrated—0.25%
Enel Finance International 6.250%, due 09/15/17[4]		2,000,000	2,067,532
Finance-noncaptive diversified—0.44%
Ford Motor Credit Co. LLC 7.250%, due 10/25/11		3,200,000	2,841,120
Ford Motor Credit Corp., Term B Loan 8.700%, due 11/29/13[3]		992,500	865,956
			3,707,076
Financial services—2.63%
Bear Stearns Co., Inc. 3.474%, due 01/31/11[3]		900,000	813,914
6.400%, due 10/02/17		3,800,000	3,607,329
6.950%, due 08/10/12		1,700,000	1,759,422
Citigroup, Inc. 4.995%, due 05/18/11[3]		700,000	680,943
5.125%, due 12/12/18	GBP	2,390,000	4,233,770
General Motors Acceptance Corp. LLC 6.119%, due 05/15/09[3]		1,000,000	933,587
7.250%, due 03/02/11		2,000,000	1,806,938
Morgan Stanley 4.925%, due 05/07/09[3]		1,700,000	1,676,273
5.006%, due 02/09/09[3]		2,000,000	1,983,748
Residential Capital LLC 7.615%, due 02/22/08[3]		600,000	408,000
SLM Corp. 5.191%, due 03/15/11[3]		2,600,000	2,327,400
Bridge Loan 6.000%, due 06/30/08[5]		1,700,000	1,695,203
			21,926,527
Forest products—0.19%
Koch Forest Products, Inc. 6.580%, due 12/20/12[3]		131,667	121,874
6.831%, due 12/20/12[3]		166,667	154,271
6.896%, due 12/20/12[3]		1,416,666	1,311,302
			1,587,447

	Face amount[1]	Value
Corporate notes—(continued)
Insurance—1.11%
Metropolitan Life Global Funding I 4.945%, due 05/17/10[3,4]	$500,000	$496,598
Progressive Corp. 6.700%, due 06/15/37[3]	2,800,000	2,662,436
Prudential Financial, Inc. MTN 6.000%, due 12/01/17	6,000,000	6,142,458
		9,301,492
Media—0.97%
CSC Holdings, Inc. 7.250%, due 07/15/08	3,000,000	3,000,000
Echostar DBS Corp. 5.750%, due 10/01/08	300,000	300,000
7.000%, due 10/01/13	400,000	401,000
Time Warner, Inc. 5.500%, due 11/15/11	3,000,000	3,029,535
Viacom, Inc. 5.341%, due 06/16/09[3]	1,400,000	1,389,496
		8,120,031
Oil refining—0.49%
Enterprise Products Operating L.P. Series B 4.625%, due 10/15/09	1,000,000	1,011,878
Tesoro Corp. 6.250%, due 11/01/12	1,000,000	995,000
6.500%, due 06/01/17	800,000	780,000
Valero Energy Corp. 6.625%, due 06/15/37	1,300,000	1,284,119
		4,070,997
Oil services—1.61%
Chesapeake Energy Corp. 2.500%, due 05/15/37	2,700,000	2,926,125
CITIC Resources Finance 6.750%, due 05/15/14[4,10]	1,100,000	1,020,250
El Paso Corp. 7.000%, due 06/15/17	3,500,000	3,550,869
Gaz Capital (Gazprom) 7.288%, due 08/16/37[4]	2,600,000	2,557,880
Kinder Morgan Term B Loan 6.330%, due 05/24/14[3]	868,227	860,630
NGPL PipeCo LLC 7.119%, due 12/15/17[4]	2,200,000	2,270,937
Pemex Project Funding Master Trust 5.724%, due 12/03/12[3,4]	300,000	291,450
		13,478,141
Paper & packaging—0.24%
Georgia-Pacific LLC 7.125%, due 01/15/17[4]	2,100,000	2,000,250

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]		Value
Corporate notes—(concluded)
Pharmaceuticals—0.29%
Astrazeneca PLC 5.900%, due 09/15/17		$2,300,000	$2,435,417
Publishing—0.12%
Idearc, Inc. Term Loan B 6.830%, due 11/09/14[3]		1,091,750	971,658
Retail—0.36%
CVS Caremark Corp. 5.921%, due 06/01/10[3]		1,700,000	1,660,725
Target Corp. 6.000%, due 01/15/18		1,300,000	1,353,282
			3,014,007
Road & rail—0.16%
Burlington Northern Santa Fe Corp. 6.150%, due 05/01/37[10]		1,400,000	1,350,231
Telecommunication services—1.03%
Embarq Corp. 6.738%, due 06/01/13		1,300,000	1,333,687
Telefonica Emisones SAU 5.226%, due 06/19/09[3]		2,800,000	2,774,257
Verizon Communications 5.550%, due 02/15/16		3,400,000	3,469,180
Verizon North, Inc. 5.634%, due 01/01/21[5,13]		1,000,000	1,020,020
			8,597,144
Tobacco—0.19%
Reynolds American, Inc. 7.250%, due 06/15/37[10]		1,600,000	1,609,123
Total corporate notes (cost—$259,027,875)			259,778,826
Non-US government obligations—2.95%
Federal Republic of Brazil 10.250%, due 01/10/28	BRL	18,000,000	9,593,519
Mexican Fixed Rate Bonds, Series M 8.000%, due 12/23/10	MXN	101,740,000	9,535,195
Republic of Italy 3.800%, due 03/27/08	JPY	484,000,000	4,569,266
Russian Federation 7.500%, due 03/31/30[3]		74,250	85,335
United Mexican States 6.750%, due 09/27/34		196,000	212,464
8.000%, due 09/24/22		500,000	617,000
Total non-US government obligations (cost—$25,956,898)			24,612,779

	Face amount[1]	Value
Municipal bonds and notes—1.41%
Tobacco—0.58%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47	$500,000	$483,340
Tobacco Settlement Funding Corp., Louisiana, Series 2001-B 5.875%, due 05/15/39	1,075,000	1,050,221
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42	200,000	200,628
Tobacco Settlement Revenue Management Authority, South Carolina Tobacco Settlement Revenue, Series A, 7.666%, due 05/15/16	47,363	47,444
Series B, 6.375%, due 05/15/30	3,030,000	3,078,389
		4,860,022
Utilities—0.83%
New York City Municipal Finance Authority Water & Sewer Systems Revenue, Series D 4.750%, due 06/15/38	3,200,000	3,219,584
New York City Municipal Water Finance Authority Water & Sewer Revenue Fiscal 2008 Series A 5.000%, due 06/15/38	800,000	829,624
Tennessee Valley Authority 5.375%, due 04/01/56	2,700,000	2,898,093
		6,947,301
Total municipal bonds and notes (cost—$11,881,987)		11,807,323
Certificates of deposit—2.88%
Banking-non-US—2.88%
Lloyds TSB Bank PLC 3.070%, due 02/01/08 (cost—$24,000,000)	24,000,000	24,000,000
Commercial paper[14]—3.71%
Banking-US—3.71%
CBA (Delaware) Finance, Inc. 3.000%, due 02/25/08	7,000,000	6,986,000
Rabobank USA Financial Corp. 3.010%, due 02/01/08	24,000,000	24,000,000
Total commercial paper (cost—$30,986,000)		30,986,000

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]		Value
Short-term corporate obligations—0.06%
Hotels/gaming—0.06%
MGM Mirage, Inc. 6.750%, due 02/01/08 (cost—$500,000)		$500,000	$500,000
Repurchase agreement—0.00%
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400%, due 02/01/08, collateralized by $15,000 US Treasury Bills, zero coupon due 05/01/08; (value—$14,918); proceeds: $14,001 (cost—$14,000)		14,000	14,000
	Notional amount[1]
Options*—0.72%
Call options purchased[5]—0.71%
3 Month LIBOR Interest Rate Swap, strike @ 3.750%, expires 05/15/09[15]		230,200,000	3,162,948
strike @ 4.120%, expires 03/16/09[16]	EUR	155,000,000	1,126,844
strike @ 5.300%, expires 03/14/08[17]	GBP	90,000,000	1,446,406
Japanese Yen Options, strike @ 104.00, expires 03/17/10		2,700,000	162,691
			5,898,889
	Number of contracts
Put options purchased—0.01%
90 Day Euro Dollar Futures, strike @ 91.75, expires 03/17/08		240	1,500
strike @ 93.00, expires 03/17/08		865	5,406
Euro Dollar Options, strike @ 92.00, expires 03/17/08		660	4,125
strike @ 93.25, expires 03/17/08		1,650	10,313
	Notional amount[1]
Japanese Yen Options, strike @ 104.00, expires 03/17/10[5]		2,700,000	105,192
			126,536
Total options (cost—$2,822,614)			6,025,425

		Number of shares	Value
Investments of cash collateral from securities loaned—2.66%
Money market funds[18]—2.66%
DWS Money Market Series 4.201%		4,000,006	$4,000,006
UBS Private Money Market Fund LLC[19] 3.941%		18,181,033	18,181,033
Total money market funds and investments of cash collateral from securities loaned (cost—$22,181,039)			22,181,039
Total investments before investments sold short (cost—$835,813,017)— 101.11%			843,955,276
		Face amount[1]
Investments sold short—(12.48)%
FNMA TBA 5.000%, TBA		$(76,000,000)	(75,667,500)
5.500	%, TBA	(27,100,000)	(27,455,687)
6.000	%, TBA	(1,000,000)	(1,025,938)
Total investments sold short (proceeds—$103,788,078)— (12.48%)			(104,149,125)
Other assets in excess of liabilities—11.37%			94,899,116
Net assets—100.00%			$834,705,267

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Entire amount pledged as collateral for investments sold short.

3  Floating rate security. The interest rate shown is the current rate as of January 31, 2008.

4  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 7.44% of net assets as of January 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Illiquid securities representing 1.54% of net assets as of January 31, 2008.

6  Inverse variable rate security. The interest rate shown is the current rate as of January 31, 2008.

7  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

8  Bond interest in default.

9  Security is being fair valued by a valuation committee under the direction of the board of trustees.

10  Security, or portion thereof, was on loan at January 31, 2008.

11  Perpetual bond security. The maturity date reflects the next call date.

12  Variable rate security. The interest rate shown is the current rate as of January 31, 2008, and resets at the next call date.

13  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.12% of net assets as of January 31, 2008, is considered illiquid and restricted (see table below for more information).

Illiquid and restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 01/31/08	Value as a percentage of net assets
Verizon North, Inc. 5.634%, 01/01/21	04/25/03	$1,000,000	0.12%	$1,020,020	0.12%

14  Rates shown are the discount rates at date of purchase.

15  3 Month LIBOR (USD on London Interbank Offered Rate) at January 31, 2008 was 3.112%.

16  3 Month LIBOR (EUR on London Interbank Offered Rate) at January 31, 2008 was 4.378%.

17  3 Month LIBOR (GBP on London Interbank Offered Rate) at January 31, 2008 was 5.580%.

18  Rates shown reflect yield at January 31, 2008.

19  The table below details the Portfolios's transaction activity in an affiliated issuer for the six months ended January 31, 2008.

Security description	Value at 07/31/07	Purchases during the six months ended 01/31/08	Sales during the six months ended 01/31/08	Value at 01/31/08	Net income earned from affiliate for the six months ended 01/31/08
UBS Private Money Market Fund LLC	$4,995,563	$62,301,243	$49,115,773	$18,181,033	$8,018

ABS  Asset-backed security

ARM  Adjustable Rate Mortgage-The interest rate shown is the current rate as of January 31, 2008.

BRL  Brazilian Real

COFI  Cost of Funds Index

EUR  Euro

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

JPY  Japanese Yen

MTN  Medium Term Note

MXN  Mexican Peso

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

Written options

Number of contracts (000)		Currency	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
34,000		EUR	3 Month LIBOR[16] Interest Rate Swap, strike @ 4.25%[5]	03/16/09	$331,356	$787,535	$(456,179)
23,000		GBP	3 Month LIBOR[17] Interest Rate Swap, strike @ 4.85%[5]	03/14/08	349,029	227,734	121,295
18,400		USD	3 Month LIBOR[15] Interest Rate Swap, strike @ 5.30%[5]	05/15/09	1,053,400	1,779,832	(726,432)
1,000		USD	Japanese Yen Options, strike @ 104.00[5]	03/17/10	52,625	60,256	(7,631)
					1,786,410	2,855,357	(1,068,947)
			Put options written
17,800		USD	3 Month LIBOR[15] Interest Rate Swap, strike @ 5.100%[5]	03/16/09	140,620	123,710	16,910
18,400		USD	3 Month LIBOR[15] Interest Rate Swap, strike @ 5.300%[5]	05/15/09	1,053,400	846,400	207,000
1,000		USD	Japanese Yen Options, strike @ 104.00[5]	03/10/10	52,625	38,960	13,665
0	[20]	USD	US Treasury Note 10 Year Futures, strike @ 107.00	02/22/08	55,356	2,797	52,559
					1,302,001	1,011,867	290,134
							$(778,813)

20 Amount represents less than 500 contracts.

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
273	EUR	90 Day Euribor Futures	March 2008	$96,640,057	$96,725,950	$85,893
273	EUR	90 Day Euribor Futures	June 2008	96,705,690	97,074,576	368,886
184	EUR	90 Day Euribor Futures	December 2008	65,127,879	65,655,713	527,834
10	GBP	90 Day Sterling Futures	June 2008	2,340,871	2,359,260	18,389
3,101	USD	US Treasury Note 10 Year Futures	March 2008	351,411,266	361,944,844	10,533,578
				612,225,763	623,760,343	11,534,580
		Sale contracts		Proceeds
179	EUR	Euro Bund 10 Year Futures	March 2008	30,584,573	30,926,041	(341,468)
665	EUR	Euro Schatz 2 Year Futures	March 2008	102,387,688	102,900,421	(512,733)
18	JPY	Japan Bond 10 Year Futures	March 2008	23,038,992	23,320,017	(281,025)
238	USD	US Treasury Bond 30 Year Futures	March 2008	27,914,500	28,396,375	(481,875)
629	USD	US Treasury Note 5 Year Futures	March 2008	68,886,156	71,077,000	(2,190,844)
				252,811,909	256,619,854	(3,807,945)
						$7,726,635

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro	5,725,000	USD	8,496,759	02/26/08	$(8,845)
Great Britain Pound	1,449,000	USD	2,867,948	03/06/08	(7,390)
Japanese Yen	5,000,000	USD	46,314	02/07/08	(726)
Japanese Yen	22,947,000	USD	214,689	02/07/08	(1,198)
Japanese Yen	1,516,361,000	USD	13,779,776	02/07/08	(486,259)
United States Dollar	206,011	CAD	207,000	03/06/08	(26)
United States Dollar	372,369	CAD	374,000	03/06/08	(202)
United States Dollar	109,440	GBP	55,091	02/04/08	85
United States Dollar	6,200,000	KRW	5,875,244,000	08/04/08	6,624
United States Dollar	6,200,000	MYR	20,208,900	08/04/08	28,121
United States Dollar	6,200,000	PHP	254,820,000	08/22/08	15,796
United States Dollar	6,200,000	RUB	152,644,000	07/10/08	(5,192)
United States Dollar	6,200,000	SGD	8,841,510	08/28/08	87,257
					$(371,955)

Currency type abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  South Korean Won

MYR  Malaysian Ringgit

PHP  Philippine Peso

RUB  Russian Ruble

SGD  Singapore Dollar

USD  US Dollar

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	86.1%
United Kingdom	5.5
Germany	1.4
Cayman Islands	1.3
Mexico	1.2
Brazil	1.1
Spain	1.1
Luxembourg	0.7
Japan	0.6
Italy	0.5
France	0.4
Virgin Islands	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares returned 4.48% (before the deduction of the maximum UBS PACE Select program fee; 3.69% after the deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the Lehman Brothers US Municipal 3-15 year Blend Index (the "benchmark") returned 5.24%, and the median return for the Lipper Intermediate Municipal Debt Funds category was 4.22%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 52. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

Investment-grade municipal bonds benefited from declining interest rates and steady coupon income, producing positive returns for the Portfolio during the reporting period. A rally in the bond market was fueled by aggressive Federal Reserve Board (the "Fed") rate cuts. Over the course of the reporting period, the Fed cut the federal funds rate on several occasions, lowering it from 5.25% to 3.0%, and pushing yields lower across the curve. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) Bond market volatility spiked to the highest level since 2003, due to growing recession fears and investor uncertainty. The rally in tax-exempt yields—the 10-year municipal yield declined by 60 basis points—did not keep pace with Treasury declines, as the 10-year Treasury yield dropped by 100 basis points. (A basis point is 1/100th of one percent.) In general, investors did not take advantage of historically attractive relative values as municipal yields often were near 100% of those offered by Treasuries.

The municipal bond market experienced a "flight to safety" as the effects of the subprime mortgage crisis spilled over to the tax-exempt market. Concerns over the monoline insurers' financial strength were at the forefront, and the risks associated with insuring securities tied to subprime mortgages heightened. The growing uncertainty and fears that insurers' credit ratings would decline led to weakened liquidity, with the strength of the underlying credit becoming a key factor to trading levels.

The pace of tax-exempt issuance slowed as the turmoil from the bond insurers increased issuers' borrowing costs. As a result, the percentage of municipal securities that were insured declined significantly versus its historical average. The pressure on municipal bond mutual funds to sell flooded the market with excess supply, while broker dealer support diminished as these firms looked to protect their balance sheets. Overall,

UBS PACE Select Advisors Trust – UBS PACE Municipal Fixed Income Investments

Investment Advisor:

Standish Mellon Asset Management Company LLC ("Standish Mellon")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Market review – concluded

municipal credit quality was strong and growing, and rating upgrades continued to exceed downgrades. During the reporting period, the slope of the yield curve steepened, nearing historical averages as shorter maturity yields were driven lower by the accommodative Fed policy and heavy demand from retail investors.

Advisor's comments

The Portfolio delivered positive absolute returns during the period, but lagged the benchmark on a relative basis, with the relative underperformance attributable to both sector and security selection. Investors' preference for the safety of Treasuries also carried into tax-exempt bonds, where government-backed pre-refunded securities generated the strongest returns. An underweight to the pre-refunded sector detracted from relative returns. (Pre-refunded municipal bonds are generally backed by US Treasury bonds. In a typical issue, a municipality sells new bonds, using the proceeds to buy Treasury securities. It then sets those Treasury bonds aside in an escrow account that will be used to redeem the older, higher-coupon bonds either at the earliest possible date or some later date.)

During the flight to safety, income-oriented revenue bonds, which comprise much of the Portfolio's core holdings, underperformed. The incremental yield in the Portfolio, which was driven by an overweight to revenue bonds, wasn't sufficient to overcome the risk aversion in the marketplace. The revenue bonds in the less-liquid hospitals and housing sectors detracted from the Portfolio's performance, as they underperformed pre-refunded securities. Revenue sub-sectors whose credit overlapped with the corporate markets were punished for not having a pure "muni" underlying credit backing. The Portfolio was overweight to alternative minimum tax securities, industrial development, and tobacco securitization bonds. The Portfolio is also overweight to prepaid gas contract bonds. These are agreements between municipalities and gas transmission companies on the delivery and payment of natural gas; both sides of the agreement are guaranteed by major Wall Street firms. All of these overweighted positions dragged on performance.

The Portfolio had, on average, a relatively neutral weighting to insured bonds, while maintaining diversification amongst the monoline companies in line with the benchmark. The liquidity and prices of insured bonds suffered amidst the rating turmoil, leading to heavy investor emphasis on the underlying credit quality of each bond. This benefited the Portfolio, as it held insured bonds with strong underlying credits.

The Portfolio's emphasis on non-callable bonds helped mitigate some of the negative impact from sector allocations. An overweight to these structures proved beneficial in the higher volatility environment, particularly versus the benchmark. The Portfolio's state allocation had a positive impact driven by an underweight allocation to California bonds, which lagged the national market amidst heavy supply. However, an overweight to Puerto Rico general obligation bonds detracted from relative returns as valuations softened for all BBB rated credits.

The municipal yield curve slope steepened during the reporting period, fueled by heavy retail investor demand for shorter-maturity bonds, as well as easing of monetary policy by the Fed. The Portfolio maintained broad yield curve exposure across intermediate maturities, generally ranging from two to 15 years. The Portfolio benefited from deemphasizing longer duration securities that underperformed their shortest-maturity counterparts. The Portfolio's duration was kept slightly longer than the benchmark's, adding to relative results as yields declined during the period (duration is a measure of an investment's sensitivity to interest rate changes).

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	4.35%	5.36%	2.89%	N/A	3.59%
maximum sales charge	Class B3	3.95%	4.61%	2.12%	N/A	2.92%
or UBS PACE Select	Class C4	4.09%	4.83%	2.37%	N/A	3.38%
program fee	Class Y5	4.47%	5.70%	3.12%	N/A	3.85%
	Class P6	4.48%	5.62%	3.12%	3.85%	4.51%
After deducting	Class A2	-0.37%	0.62%	1.95%	N/A	2.91%
maximum sales charge	Class B3	-1.05%	-0.39%	1.75%	N/A	2.92%
or UBS PACE Select	Class C4	3.34%	4.08%	2.37%	N/A	3.38%
program fee	Class P6	3.69%	4.05%	1.58%	2.30%	2.95%
Lehman Brothers US Municipal 3-15 Year Blend Index		5.24%	6.78%	4.39%	5.11%	5.52%
Lehman Brothers Municipal Five-Year Index		6.20%	8.00%	3.72%	4.74%	4.93%
Lipper Intermediate Municipal Debt Funds median		4.22%	5.27%	3.51%	4.21%	4.60%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -1.46%; 5-year period, 1.52%; since inception, 2.67%; Class B—1-year period, -2.65%; 5-year period, 1.32%; since inception, 2.67%; Class C—1-year period, 1.90%; 5-year period, 1.93%; since inception, 3.15%; Class Y—1-year period, 3.42%; 5-year period, 2.70%; since inception, 3.61%; Class P—1-year period, 1.88%; 5-year period, 1.15%; 10-year period, 2.17%; since inception, 2.82%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: Class A—1.02% and 0.93%; Class B—1.78% and 1.68%; Class C—1.53% and 1.43%; Class Y—0.83% and 0.68%; and Class P—0.81% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. Effective August 1, 2007, the portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the portfolio's expenses in any of those three years to exceed these expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P). Effective June 1, 2007, the Portfolio's benchmark was changed from the Lehman Brothers Municipal Five-Year Index to the Lehman Brothers US Municipal 3-15 Year Blend Index to reflect the decision to extend the duration of the portfolio.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers US Municipal 3-15 Year Blend Index is a total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade.

The Lehman Brothers Municipal Five-Year Index is a total return performance benchmark for the tax-exempt bond market. The Index is a subindex of the Lehman Brothers Municipal Bond Index and includes all issues rated Baa3/BBB- or higher with an average maturity of five years.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.
Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Weighted average duration	4.9	yrs.
Weighted average maturity	6.0	yrs.
Average coupon	5.31%
Net assets (mm)	$344.9
Number of holdings	179
Portfolio composition[1]	01/31/08
Municipal bonds and notes	98.4%
Short-term municipal variable notes	0.5
Tax-free money market fund	0.0	[2]
Other assets less liabilities	1.1
Total	100.0%
Top five sectors[1]	01/31/08
Insured	38.6%
Revenue	22.9
Pre-refunded	11.7
General obligations	11.6
Housing	4.9
Total	89.7%
Top five states/territories[1]	01/31/08
Texas	11.3%
Illinois	8.9
Massachusetts	6.0
Puerto Rico	5.8
California	5.8
Total	37.8%
Quality diversification[1]	01/31/08
AAA and agency backed securities	54.7%
AA	21.1
A	4.9
BBB	11.6
A-1+/VMIG1	0.5
Non-rated	6.1
Tax-free money market fund	0.0	[2]
Other assets less liabilities	1.1
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Municipal bonds and notes—98.37%
Alabama—0.47%
Montgomery Special Care Facilities Financing Authority Revenue Capital Appreciation Refunding Series B-2 (Escrowed to Maturity) (FSA Insured) 5.000%, due 11/15/10[1]	$1,500,000	$1,605,180
Alaska—2.85%
Alaska Housing Finance Corp. General Housing Series C (MBIA Insured) 5.000%, due 12/01/13	1,110,000	1,208,901
Alaska Housing Finance Corp. Mortgage Series A-2 5.650%, due 12/01/10[2]	970,000	996,171
Alaska International Airports Revenue Refunding Series A (MBIA Insured) 5.500%, due 10/01/15[2]	3,500,000	3,807,090
North Slope Boro Series A (MBIA Insured) 5.000%, due 06/30/16	2,000,000	2,240,240
Northern Tobacco Securitization Corp. Alaska Tobacco Settlement Asset-Backed Bonds 4.750%, due 06/01/15	630,000	638,581
Series A, 4.625%, due 06/01/23	975,000	924,095
		9,815,078
Arizona—1.47%
Arizona State Transportation Board Excise Tax Revenue Maricopa County Regional Area Road Fund 5.000%, due 07/01/15	2,000,000	2,238,760
Pima County Hospital Revenue St. Joseph Hospital Project (Escrowed to Maturity) 7.500%, due 01/01/09	10,000	10,391
Pima County Industrial Development Authority Single-Family Mortgage Revenue Capital Appreciation Series B (FNMA/GNMA Collateralized) 4.550%, due 09/01/25[2]	1,050,000	1,086,319
San Manuel Entertainment Series 04-C 4.500%, due 12/01/16[3]	1,800,000	1,746,252
		5,081,722
Arkansas—0.00%
Springdale Residential Housing Mortgage Series A (FNMA Collateralized) 7.650%, due 09/01/11	4,654	4,760

	Face amount	Value
Municipal bonds and notes—(continued)
California—5.75%
California Pollution Control Financing Kaiser Steel Corp. Project (Escrowed to Maturity) 7.250%, due 10/01/08	$20,000	$20,534
California State 5.000%, due 03/01/17	2,000,000	2,177,540
5.000%, due 08/01/19	3,000,000	3,224,400
California Statewide Communities Development Authority Pollution Control Revenue Refunding Southern California Edison Company Series A (Mandatory Put 04/01/13 @ 100) (XL Capital Insured) 4.100%, due 04/01/28	1,000,000	1,004,120
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Asset-Backed Senior Series A-1 4.500%, due 06/01/27	6,795,000	6,218,920
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Asset-Backed Series A-3 (Pre-refunded with Agency Securities to 06/01/13 @ 100) 7.875%, due 06/01/42	1,000,000	1,240,230
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Enhanced Asset-Backed Series A (AMBAC Insured) 5.000%, due 06/01/20	1,200,000	1,219,452
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Series A-1 (Pre-refunded with Agency Securities to 06/01/08 @100), 5.000%, due 06/01/21	430,000	434,162
Series 2003-A-1 (Pre-refunded with Agency Securities to 06/01/13 @ 100), 6.750%, due 06/01/39	2,500,000	2,960,775
Sacramento Utility District Electric Revenue, White Rock Project (Escrowed to Maturity) 6.750%, due 03/01/10	280,000	291,917
6.800%, due 05/01/10	135,000	141,658
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue Asset-Backed Bonds Series A-1 4.750%, due 06/01/23	945,000	906,161
		19,839,869

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Connecticut—0.59%
Stamford Housing Authority Multi-Family Revenue Refunding Fairfield Apartments Project (Mandatory Put 12/01/08 @ 100) 4.750%, due 12/01/28[2]	$2,000,000	$2,020,680
District of Columbia—0.97%
District of Columbia Housing Finance Authority Certificates of Participation (Radian Insured) 4.850%, due 06/01/08	75,000	75,099
Metropolitan Airport Authority System Refunding Series A (FGIC Insured), 5.750%, due 10/01/14[2]	1,000,000	1,093,340
Series A (MBIA Insured), 5.000%, due 10/01/12[2]	1,000,000	1,073,820
Series D (MBIA Insured), 5.250%, due 10/01/12[2]	1,000,000	1,084,560
		3,326,819
Florida—4.75%
Citizens Property Insurance Corp. Refunding Senior Secured High Risk Account Series A (MBIA Insured) 5.000%, due 03/01/14	2,000,000	2,184,800
Florida Department of Children's & Family Services Certificates of Participation (Florida Civil Commitment Center) (MBIA Insured) 5.000%, due 04/01/14	1,065,000	1,148,879
Gainesville Utilities Systems Revenue Series B 6.500%, due 10/01/12	1,795,000	2,081,859
Miami-Dade County Aviation Revenue Refunding Miami International Airport Series D (MBIA Insured) 5.250%, due 10/01/14[2]	1,000,000	1,066,940
Miami-Dade County Educational Facilities Authority Revenue Refunding University of Miami Series B (AMBAC Insured) 5.000%, due 04/01/13	2,000,000	2,155,280
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (FGIC Insured) 8.250%, due 07/01/16	2,595,000	3,480,051
Palm Beach County School Board Certificates of Participation Series A (FSA Insured) 5.000%, due 08/01/12	1,305,000	1,418,522

	Face amount	Value
Municipal bonds and notes—(continued)
Florida—(concluded)
Tampa Utilities Tax & Special Revenue Refunding Series B (AMBAC Insured) 5.750%, due 10/01/15	$1,000,000	$1,149,010
Tampa-Hillsborough County Expressway Authority Revenue (AMBAC Insured) 5.000%, due 07/01/14	1,535,000	1,698,785
		16,384,126
Georgia—1.28%
Fulton De Kalb Hospital Authority Hospital Revenue Refunding Certificates (FSA Insured) 5.250%, due 01/01/15	2,000,000	2,230,760
Henry County School District Series A 6.450%, due 08/01/11	1,065,000	1,143,320
Main Street Natural Gas, Inc. Gas Project Revenue Series B 5.000%, due 03/15/15	1,000,000	1,038,530
		4,412,610
Guam—0.31%
Guam Education Financing Foundation Certificates of Participation, Guam Public Schools Project Series A 5.000%, due 10/01/12	1,000,000	1,061,810
Hawaii—0.31%
Hawaii State Harbor Systems Revenue Series A (FSA Insured) 5.000%, due 01/01/13[2]	1,000,000	1,078,430
Idaho—0.21%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III, 5.950%, due 07/01/19[2]	500,000	518,575
Subseries D-3, 5.150%, due 07/01/13[2]	200,000	201,710
		720,285
Illinois—8.87%
Belleville St. Clair County (Escrowed to Maturity) (MGIC Insured) 7.250%, due 11/01/09	100,000	106,146
Chicago O'Hare International Airport Revenue Passenger Facility Second Lien Series A (AMBAC Insured) 5.500%, due 01/01/10[2]	1,000,000	1,046,390

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(continued)
Chicago O'Hare International Airport Revenue Refunding General Airport Third Lien Series B (FGIC Insured) 5.250%, due 01/01/14	$1,000,000	$1,089,420
Chicago School Finance Authority Refunding Series A (FGIC Insured) 6.250%, due 06/01/09	2,000,000	2,054,700
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	5,788,443
Illinois Development Finance Authority Revenue DePaul University Series C 5.500%, due 10/01/13	1,000,000	1,087,210
Illinois Development Finance Authority Revenue Refunding Community Rehabilitation Providers Series A 5.900%, due 07/01/09	650,000	659,458
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (FSA Insured) 5.150%, due 01/01/19	2,000,000	2,264,220
Illinois Educational Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	660,000	793,848
Illinois Finance Authority Revenue Swedish America Hospital (AMBAC Insured) 5.000%, due 11/15/11	1,170,000	1,253,596
Illinois Finance Authority Student Housing Revenue MJH Education Assistance IV Senior Series A 5.000%, due 06/01/08	700,000	590,674
Illinois Health Facilities Authority Revenue Advocate Network (Escrowed to Maturity) 6.000%, due 11/15/10	3,250,000	3,565,055
Illinois Health Facilities Authority Revenue University of Chicago Hospital & Health (MBIA Insured) 5.000%, due 08/15/12	2,000,000	2,159,100
Illinois Health Facilities Authority Revenue Unrefunded Balance Advocate Network 6.000%, due 11/15/10	2,740,000	2,977,366
Illinois Municipal Electric Agency Power Supply Refunding Series C (FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,308,480

	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Regional Transportation Authority Series A (FSA Insured) 5.750%, due 06/01/18	$3,000,000	$3,571,740
St. Clair County Certificates of Participation Series A (FSA Insured) 5.000%, due 10/01/08	285,000	290,472
		30,606,318
Indiana—1.83%
Indiana Health Facility Financing Authority Revenue Ascension Health Subordinated Credit Series A 5.000%, due 04/01/10	5,000,000	5,248,900
Indianapolis Local Public Improvement Bond Bank Airport Authority Series F (AMBAC Insured) 5.250%, due 01/01/13[2]	1,000,000	1,077,450
		6,326,350
Iowa—2.70%
Iowa Finance Authority Revenue Revolving Fund 5.250%, due 02/01/14	3,310,000	3,626,006
Tobacco Settlement Authority Asset-Backed Revenue Bonds Series B (Pre-refunded with Agency Securities to 06/01/11 @ 101) 5.600%, due 06/01/35	5,175,000	5,700,418
		9,326,424
Kentucky—0.81%
Kentucky Asset/Liability Commission Agency Fund Revenue Project Notes Federal Highway Trust First Series (MBIA Insured) 5.000%, due 09/01/15	1,010,000	1,130,089
Louisville & Jefferson County Regional Airport Authority Airport Systems Revenue Series A (FSA Insured) 5.750%, due 07/01/13[2]	1,505,000	1,654,582
		2,784,671
Louisiana—1.83%
East Baton Rouge Parish Woman's Hospital Foundation (Escrowed to Maturity) 7.200%, due 10/01/08	65,000	66,812

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Louisiana—(concluded)
Jefferson Parish Home Mortgage Authority Single-Family Housing Revenue Refunding Series D-1 (FNMA/GNMA Collateralized) 5.600%, due 06/01/10[2]	$25,000	$25,252
Jefferson Parish Home Mortgage Authority Single-Family Mortgage Revenue Series A (GNMA/FNMA and FHA/VA/USDA Mortgages Insured) 5.125%, due 06/01/26[2]	1,285,000	1,318,821
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	2,880,000	3,132,288
New Orleans Aviation Board Revenue New Orleans Aviation Series B2 Refunding (FSA Insured) 5.000%, due 01/01/12[2]	1,655,000	1,761,913
		6,305,086
Maryland—0.86%
Maryland Community Development Administration Department Housing & Community Development Series D 4.650%, due 09/01/22[2]	3,000,000	2,967,630
Massachusetts—5.98%
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series B 5.250%, due 07/01/21	6,000,000	6,911,040
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,072,920
Massachusetts State Consolidated Loan Series D (Pre-refunded with US Government Securities to 12/01/14 @ 100) (FSA Insured) 5.000%, due 12/01/23	1,250,000	1,402,150
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project 5.450%, due 06/01/14[2]	2,000,000	2,109,200
Massachusetts State Housing Finance Agency Series D 3.900%, due 12/01/17[2]	2,000,000	2,019,080
Massachusetts State Series B 5.000%, due 11/01/14	5,000,000	5,584,050
5.000%, due 11/01/16 (FSA Insured)	1,355,000	1,536,475
		20,634,915

	Face amount	Value
Municipal bonds and notes—(continued)
Michigan—2.17%
Detroit Sewer Disposal Revenue Second Lien Series D-2 (Mandatory Put 01/01/12 @ 100) (MBIA Insured) 5.500%, due 07/01/32[4]	$2,000,000	$2,174,160
Detroit Sewer Disposal Revenue Senior Lien Series A (FSA Insured) 5.250%, due 07/01/19	2,500,000	2,835,650
Michigan State Housing Development Authority Series A 4.550%, due 12/01/14[2]	2,395,000	2,485,435
		7,495,245
Minnesota—1.65%
Minnesota State Highway & Various Purpose 5.000%, due 08/01/16	5,000,000	5,675,900
Moorhead Residential Mortgage (Escrowed to Maturity) (FHA/VA Insured) 7.100%, due 08/01/11	25,000	27,245
		5,703,145
Missouri—2.72%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (FSA Insured) 5.000%, due 11/15/16	2,000,000	2,213,220
5.000%, due 11/15/17	2,500,000	2,766,025
Springfield Public Building Corp. Leasehold Revenue Springfield Branson Airport Series B (AMBAC Insured) 5.000%, due 07/01/13[2]	2,075,000	2,223,072
St. Louis Airport Revenue Lambert International Airport Series A (FSA Insured) 5.000%, due 07/01/13	2,000,000	2,173,540
		9,375,857
Nevada—1.39%
Clark County Pollution Control Revenue Refunding Series C (Mandatory Put 03/02/09 @ 100) 3.250%, due 06/01/31[2,4]	2,000,000	2,006,260
Las Vegas Valley Water District Refunding & Improvement Series A 5.000%, due 02/01/17[5]	1,500,000	1,676,850
Reno Senior Lien Reno Transportation Project (Pre-refunded with US Government Securities to 06/01/12 @ 100) (AMBAC Insured) 5.125%, due 06/01/32	1,000,000	1,099,920
		4,783,030

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
New Jersey—3.75%
New Jersey Economic Development Authority Revenue School Facilities Construction Series I 5.000%, due 09/01/14	$1,000,000	$1,111,710
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds (Escrowed to Maturity) 5.500%, due 06/01/11	1,000,000	1,096,920
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds (Pre-refunded with US Government Securities to 06/01/12 @ 100) 6.000%, due 06/01/37	1,000,000	1,135,500
Tobacco Settlement Financing Corp. (Pre-refunded with US Government Securities to 06/01/08 @ 100) 4.375%, due 06/01/19	235,000	236,774
Tobacco Settlement Financing Corp. (Pre-refunded with US Government Securities to 06/01/13 @ 100) 6.250%, due 06/01/43	2,000,000	2,347,660
6.750%, due 06/01/39	5,500,000	6,591,695
Tobacco Settlement Financing Corp. Series 1-A 4.500%, due 06/01/23	455,000	422,509
		12,942,768
New York—5.65%
Nassau Health Care Corp. Health Systems Revenue (Pre-refunded with cash and US Government Securities to 08/01/09 @ 102) (FSA Insured) 6.000%, due 08/01/11	1,000,000	1,076,410
New York City Industrial Development Agency Special Facility Revenue Terminal One Group Association Project 5.000%, due 01/01/11[2]	4,000,000	4,154,760
New York City Transitional Finance Authority Revenue Refunding Future Tax Secured Series A 5.500%, due 11/01/26[4]	2,000,000	2,187,880
New York State Dorm Authority Lease Revenue, Series B (Mandatory Put 07/01/13 @ 100) (XL Capital Insured) 5.250%, due 07/01/32[4]	1,500,000	1,620,000

	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York State Dorm Authority Revenue State University Educational Facilities Series A 5.500%, due 05/15/13	$1,000,000	$1,104,890
New York State Dorm Authority State Personal Income Tax Revenue Education Series D 5.000%, due 03/15/15	2,500,000	2,805,475
New York State Urban Development Corp. Correctional & Youth Facilities Service (Pre-refunded with US Government Securities to 01/01/11 @ 100) Series A 5.500%, due 01/01/17	70,000	76,096
Port Authority of New York & New Jersey (FGIC Insured) 5.000%, due 10/01/13[2]	6,000,000	6,465,120
		19,490,631
Ohio—2.50%
Buckeye Tobacco Settlement Financing Authority Asset-Backed Securities Turbo Series A-2 5.125%, due 06/01/24	3,000,000	2,898,360
Butler County Transportation Improvement District Series A (Pre-refunded with US Government Securities to 04/01/08 @ 102) (FSA Insured) 6.000%, due 04/01/11	1,145,000	1,175,251
Cleveland Waterworks Revenue Refunding First Mortgage Series G (MBIA Insured) 5.500%, due 01/01/13	2,265,000	2,407,332
Franklin County Revenue Refunding Trinity Health Credit Series A 5.000%, due 06/01/11	1,680,000	1,792,745
Ohio Housing Finance Agency Mortgage Revenue Residential Series B-2 (GNMA Collateralized) 5.350%, due 09/01/18[2]	340,000	343,077
		8,616,765
Oklahoma—0.47%
Oklahoma Development Finance Authority Revenue St. John Health System 5.000%, due 02/15/16	1,500,000	1,618,590

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—4.61%
Allegheny County Sanitation Authority Sewer Revenue (Pre-refunded with US Government Securities and a Repurchase Agreement to 12/01/10 @ 101) (MBIA Insured) 5.750%, due 12/01/15	$800,000	$880,968
Chester County Hospital Authority Revenue (Escrowed to Maturity) 7.500%, due 07/01/09	15,000	15,575
City of Philadelphia (CIFG Insured) 5.000%, due 08/01/17	4,395,000	4,734,646
Lancaster Sewer Authority (Escrowed to Maturity) 6.000%, due 04/01/12	40,000	42,521
Pennsylvania Economic Development Financing Authority Resource Recovery Revenue Refunding Colver Project Series F (AMBAC Insured) 5.000%, due 12/01/12[2]	2,000,000	2,102,520
Pennsylvania Housing Finance Agency Single-Family Mortgage Revenue Series 97A 4.500%, due 10/01/22[2]	3,000,000	2,910,450
Pennsylvania State Higher Educational Facilities Authority Revenue Waynesburg Series J-4 (Mandatory Put 05/01/09 @ 100) (PNC Bank N.A. Insured) 3.300%, due 05/01/32[4]	3,000,000	3,033,060
Philadelphia Airport Revenue Series A (MBIA Insured) 5.000%, due 06/15/10[2]	1,000,000	1,046,200
Pittsburgh Refunding Series B (FSA Insured) 5.000%, due 09/01/14	1,000,000	1,114,860
		15,880,800
Puerto Rico—5.84%
Puerto Rico Commonwealth Government Development Bank Senior Notes Series B, 5.000%, due 12/01/14	1,500,000	1,588,470
Series C, 5.250%, due 01/01/15[2]	1,000,000	1,066,130
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series CC 5.000%, due 07/01/13	1,070,000	1,143,092
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue (Assured Guaranty FSA) 5.500%, due 07/01/25	2,000,000	2,263,000

	Face amount	Value
Municipal bonds and notes—(continued)
Puerto Rico—(concluded)
Puerto Rico Commonwealth Refunding Public Improvement Series A 5.000%, due 07/01/13	$1,000,000	$1,057,210
Puerto Rico Commonwealth Refunding Series A (Mandatory Put 07/01/12 @ 100) 5.000%, due 07/01/30[4]	1,000,000	1,037,620
Puerto Rico Public Buildings Authority Revenue Guaranteed Government Facilities Series N (Commonwealth GTD) 5.500%, due 07/01/18	2,000,000	2,149,680
Puerto Rico Public Buildings Authority Revenue Guaranteed Refunding Government Facilities Series J (Mandatory Put 07/01/12 @ 100) (Commonwealth GTD), 5.000%, due 07/01/28[4]	3,000,000	3,112,860
Series M (Commonwealth GTD), 5.750%, due 07/01/16	2,000,000	2,208,100
Puerto Rico Public Finance Corp. Refunding Commonwealth Appropriations Series A (Mandatory Put 02/01/12 @ 100) (Government Development Bank for Puerto Rico Insured) 5.750%, due 08/01/27[4]	4,250,000	4,507,422
		20,133,584
South Carolina—0.17%
South Carolina Housing Finance & Development Authority Mortgage Revenue Series A-2 (FSA Insured) 4.700%, due 07/01/20[2]	565,000	573,486
South Dakota—0.90%
South Dakota Health & Educational Facilities Authority Revenue Refunding Prairie Lakes Health Care (ACA/CBI Insured) 5.450%, due 04/01/13	3,030,000	3,097,357
Tennessee—4.95%
Clarksville Natural Gas Acquisition Corp. Gas Revenue 5.000%, due 12/15/14	2,000,000	2,087,400
Metropolitan Government Nashville & Davidson County Water Sewer Revenue Cab Converter Refunding (FGIC/TCRs) 7.700%, due 01/01/12	8,300,000	9,195,487
Tennessee Energy Acquisition Corp. Series A 5.000%, due 09/01/11	2,500,000	2,624,325
5.000%, due 09/01/13	3,000,000	3,166,650
		17,073,862

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Texas—11.30%
Cypress-Fairbanks Independent School District Schoolhouse (PSF-GTD) 5.000%, due 02/15/18	$2,500,000	$2,775,100
Dallas-Fort Worth International Airport Revenue Refunding & Improvement Series A (FGIC Insured) 5.750%, due 11/01/13[2]	2,000,000	2,124,200
Harris County Health Facilities Development Corp. Hospital Revenue Memorial Hospital System Project Series A (MBIA Insured) 6.000%, due 06/01/12	1,000,000	1,116,140
Harris County Hospital District Revenue Refunding Senior Lien Series A (MBIA Insured) 5.000%, due 02/15/18	1,675,000	1,800,458
Houston Texas Airport Systems Revenue (Escrowed to Maturity) 7.600%, due 07/01/10	140,000	149,003
Houston Utilities Systems Revenue Refunding Combined First Lien Series A (FSA Insured) 5.250%, due 11/15/17	2,500,000	2,854,500
Katy Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/15/14	2,000,000	2,185,060
Keller Independent School District Refunding (PSF-GTD) 5.000%, due 08/15/16	1,500,000	1,663,980
Midlothian Development Authority Tax Increment Contract Revenue Refunding Series A (Radian Insured) 5.000%, due 11/15/14	560,000	590,929
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (FSA Insured) 5.000%, due 09/01/21	1,450,000	1,546,585
5.000%, due 09/01/22	1,400,000	1,484,168
Pasadena Independent School District School Building (PSF-GTD) 5.000%, due 02/15/14	1,160,000	1,286,788
Red River Authority Pollution Control (MBIA Insured) 4.450%, due 06/01/20	2,500,000	2,457,000
Round Rock Independent School District (PSF-GTD) 5.000%, due 08/01/16	2,750,000	3,084,317

	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
SA Energy Acquisition Public Facility Corp. Gas Supply Revenue 5.250%, due 08/01/17	$1,000,000	$1,062,070
San Antonio General Improvement 5.000%, due 02/01/14	3,880,000	4,311,068
Schertz-Cibolo-Universal City Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/01/14	1,500,000	1,663,185
Tarrant County Health Facilities Development Corp. Health Systems Revenue Texas Health Resources Systems Series A (Escrowed to Maturity) (MBIA Insured) 5.750%, due 02/15/15	3,000,000	3,509,160
Texas Municipal Gas Acquisition & Supply Corp. I Gas Supply Revenue Senior Lien Series A 5.000%, due 12/15/11	1,000,000	1,042,900
Texas Municipal Power Agency Revenue (Escrowed to Maturity) 6.100%, due 09/01/13[6]	25,000	21,066
University of Texas Revenue Refunding Financing Systems Series D 5.000%, due 08/15/17	2,000,000	2,245,380
		38,973,057
Utah—0.55%
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[2]	785,000	792,528
Utah State Series A (Pre-refunded with US Government Securities to 07/01/13 @ 100) 5.000%, due 07/01/15	1,000,000	1,114,090
		1,906,618
Virginia—1.92%
Fairfax County Economic Development Authority Resource Recovery Revenue Refunding Series A (AMBAC Insured) 6.100%, due 02/01/11[2]	2,000,000	2,179,440
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds (Pre-refunded with FNMA obligations to 06/01/15 @ 100) 5.625%, due 06/01/37	3,810,000	4,442,536
		6,621,976

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount	Value
Municipal bonds and notes—(concluded)
Washington—3.92%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	$2,500,000	$2,653,225
Energy Northwest Electric Revenue Refunding Project 1 Series A 5.000%, due 07/01/16	1,515,000	1,692,270
Energy Northwest Electric Revenue Refunding Project 3 Series A 5.500%, due 07/01/13	1,000,000	1,125,700
Port Seattle Revenue Series B (AMBAC Insured) 5.000%, due 10/01/12[2]	1,425,000	1,533,386
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,088,350
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	3,000,000	3,814,410
Washington State Series 93-A (Escrowed to Maturity) 5.750%, due 10/01/12	20,000	21,659
Washington State Unrefunded Balance Series 93-A (FSA Insured) 5.750%, due 10/01/12	1,480,000	1,592,865
		13,521,865
Wisconsin—1.46%
Badger Tobacco Asset Securitization Corp. 5.500%, due 06/01/10	2,150,000	2,225,895
Badger Tobacco Asset Securitization Corp. Asset-Backed Revenue Bonds 5.750%, due 06/01/11	1,640,000	1,726,018
Wisconsin State Certificates of Participation Master Lease Series A (MBIA Insured) 5.000%, due 03/01/13	1,000,000	1,089,340
		5,041,253
Wyoming—0.61%
Sweetwater County Improvement Projects Joint Powers Board Lease Revenue Bonds (MBIA Insured) 5.000%, due 06/15/13	2,000,000	2,101,140
Total municipal bonds and notes (cost—$331,300,040)		339,253,792

	Face amount	Value
Short-term municipal notes[7]—0.49%
Idaho—0.35%
Idaho Health Facilities Authority Revenue St. Lukes Regional Medical Center Project (FSA Insured) 2.010%, due 02/01/08	$1,200,000	$1,200,000
Kansas—0.14%
Kansas State Department of Transportation Highway Revenue Series B-2 1.990%, due 02/01/08	500,000	500,000
Total short-term municipal notes (cost—$1,700,000)		1,700,000
	Number of shares
Tax-free money market fund[8]—0.01%
State Street Global Advisors Tax Free Money Market Fund 2.060% (cost—$42,689)	42,689	42,689
Total investments—98.87% (cost—$333,042,729)		340,996,481
Other assets in excess of liabilities—1.13%		3,902,244
Net assets—100.00%		$344,898,725

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

1  Step-up bond that converts to the noted fixed rate at a designated future date.

2  Security subject to Alternative Minimum Tax.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.51% of net assets as of January 31, 2008, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Floating rate security. The interest rate shown is the current rate as of January 31, 2008.

5  Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

6  Zero coupon bond; interest rate represents annualized yield at date of purchase.

7  Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of January 31, 2008.

8  Rate shown reflects yield at January 31, 2008.

ACA  American Capital Access

AMBAC  American Municipal Bond Assurance Corporation

CBI  Certificates of Bond Insurance

CIFG  CDC IXIS Financial Guaranty

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

FNMA  Federal National Mortgage Association

FSA  Financial Security Assurance

GNMA  Government National Mortgage Association

GTD  Guaranteed

MBIA  Municipal Bond Investors Assurance

MGIC  Mortgage Guaranty Insurance Corporation

PSF  Permanent School Fund

TCRs  Transferable Custodial Receipts

USDA  United States Department of Agriculture

VA  Veterans Administration

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares returned 11.44% (before deduction of the maximum UBS PACE Select program fee; 10.60% after deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the Lehman Brothers Global Aggregate (ex-US) Index (in USD) (the "benchmark") returned 11.63% and the median return for the Lipper Global Income Funds category was 7.71%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 65. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

It was a rollercoaster ride for the financial markets during the reporting period. July and August 2007 turned into brutal months for most non-government asset classes. A confluence of factors, including further losses amongst US mortgage lenders, the withdrawal of cheap financing for leveraged buyouts, and glum US housing market data sent a wide range of asset classes into a steep decline. The markets followed more normal patterns in September, but the risk environment deteriorated once again in November as the banking sector disclosed further significant losses related to structured credit instruments. US economic data did not help sentiment, offering signs that the slump in the housing market still had further to run. In December, central banks came up with a plan to ease funding constraints in the banking sector. They took the unusual step of embarking on coordinated liquidity injections in an effort to restore confidence in the banking sector after the massive write-downs on securities linked to subprime mortgages. The announced measures helped to ease pressure in the short-term money markets, although the financial markets remained nervous, believing the possibility of a US recession to be increasing rapidly.

Advisors' comments
Rogge Global Partners

In terms of our country allocations, we preferred economies with strong economic growth and debt dynamics such as the Scandinavian countries (Norway, Sweden and Denmark) in addition to Australia. We took the view that downside growth risks were emerging in

UBS PACE Select Advisors Trust – UBS PACE Global Fixed Income Investments

Investment Advisors:

Rogge Global Partners plc ("Rogge Global Partners") and for the period from August 1-August 22, 2007, Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW")

Portfolio Managers:

Rogge Global Partners: Team, led by Olaf Rogge; FFTW: Team, led by David Marmon

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio assets in bonds of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

FFTW divides the investment universe into three major blocs (the Americas, Eurozone and Asia) plus emerging markets, and analyzes in each bloc, trends in economic growth, inflation, and monetary and fiscal policies. FFTW decides which securities to buy for the Portfolio by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Advisors' comments – concluded

Japan, the UK and Canada. As such, we expected these countries to offer less value on a relative basis versus our preferred countries. A short duration position in the UK in the early part of the reporting period added to returns, while a long duration position in Australia subtracted from returns. (Duration measures a portfolio's sensitivity to interest rate changes.) Our decision to keep the Portfolio's duration longer than the benchmark's contributed to performance over the period.

The Portfolio's currency positioning subtracted value over the period. Because the yen rallied as the risk environment deteriorated, our underweight Japanese yen position was the main detractor from performance. However, our underweight British pound position was a key positive contributor to returns. Our overweight positions in the Norwegian and Danish krone, the Australian dollar, and a basket of Asian currencies also added to returns, as did an underweight Canadian dollar position. A smaller overweight position in the Brazilian real towards the end of the period also added value.

The market's focus remained on the banking and finance sectors over the reporting period. Incoming earnings data and trading updates provided further evidence of losses from structured credit vehicles. Commentary from US lenders also made it clear that loan loss provision requirements were rising across the board as the deteriorating US housing market took its toll on the consumer. Our positioning in investment grade credit markets benefited from having a small underweight exposure to the financial sector, which underperformed during the period.

Despite continued robust fundamentals in emerging markets, the asset class suffered under the weight of a deteriorating risk environment. Our small allocation to emerging markets debt hurt performance only slightly.

FFTW

We managed a portion of the Portfolio from August 1, 2007 through the end of the business day on August 22, 2007. In early August, we began liquidating our non-government exposures, including corporate credit, mortgage-backed and asset-backed securities. As credit exposures were liquidated, the proceeds were invested in government and sovereign securities in an effort to manage the Portfolio's duration exposure. Through the period, concerns over the impact of hedge fund liquidations, subprime spillover and issues related to structured credit, caused global credit spreads to widen as investors flocked to US Treasury bonds and sovereign bonds.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	11.30%	15.69%	6.77%	N/A	7.50%
maximum sales charge	Class B3	10.95%	14.90%	5.98%	N/A	6.34%
or UBS PACE Select	Class C4	11.02%	15.12%	6.25%	N/A	7.04%
program fee	Class Y5	11.60%	16.22%	7.12%	N/A	7.49%
	Class P6	11.44%	16.08%	7.03%	5.73%	5.69%
After deducting	Class A2	6.25%	10.51%	5.79%	N/A	6.82%
maximum sales charge	Class B3	5.95%	9.90%	5.66%	N/A	6.34%
or UBS PACE Select	Class C4	10.27%	14.37%	6.25%	N/A	7.04%
program fee	Class P6	10.60%	14.35%	5.44%	4.16%	4.12%
Lehman Brothers Global Aggregate ex US Index (in USD)		11.63%	16.64%	8.36%	6.37%	5.88%
Citigroup World Government Bond Index (in USD)		12.21%	16.65%	7.30%	6.60%	6.12%
Lipper Global Income Funds median		7.71%	11.16%	6.25%	5.30%	5.94%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 5.15%; 5-year period, 5.41%; since inception, 6.39%; Class B—1-year period, 4.22%; 5-year period, 5.26%; since inception, 5.90%; Class C—1-year period, 8.78%; 5-year period, 5.85%; since inception, 6.63%; Class Y—1-year period, 10.39%; 5-year period, 6.70%; since inception, 7.04%; Class P—1-year period, 8.70%; 5-year period, 5.02%; 10-year period, 3.95%; since inception, 3.87%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: Class A—1.37% and 1.25%; Class B—2.13% and 2.00%; Class C—1.85% and 1.75%; Class Y—1.03% and 0.98%; and Class P—1.22% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. Effective August 1, 2007, the portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge. The portfolio and UBS Global AM also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.25%; Class B—2.00%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%. The portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the portfolio's expenses in any of those three years to exceed these expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Indices and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P). Effective December 1, 2005, the Portfolio's benchmark was changed to the Lehman Brothers Global Aggregate ex US Index (in USD). The other index that is shown is for supplemental purposes only.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Global Aggregate ex US Index (in USD) provides a broad-based measure of the global investment-grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities.

The Citigroup World Government Bond Index (in USD) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Net assets (mm)	$666.3
Number of holdings	132
Portfolio composition[1]	01/31/08
Long-term global debt securities	94.6%
Futures and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	5.2
Total	100.0%
Quality diversification[1]	01/31/08
US government and agency securities	2.3%
AAA	60.4
AA	17.6
A	5.2
BBB	3.1
BB	0.7
Non-rated	5.3
Futures and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	5.2
Total	100.0%
Top five countries of origin[1]	01/31/08
Germany	17.2%
Japan	16.8
France	14.6
Sweden	9.0
United States	7.6
Total	65.2%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]		Value
Long-term global debt securities—94.62%
Australia—0.30%
Australia & New Zealand Banking Group Ltd. 4.450%, due 02/05/15[2]	EUR	450,000	$663,390
BHP Billiton Finance 4.125%, due 05/05/11	EUR	900,000	1,306,848
			1,970,238
Austria—3.55%
Republic of Austria 3.800%, due 10/20/13		1,870,000	2,789,830
4.000%, due 07/15/09		13,950,000	20,864,099
			23,653,929
Belgium—1.30%
Kingdom of Belgium 4.250%, due 09/28/13		3,365,000	5,120,257
5.500%, due 03/28/28		1,830,000	3,049,179
8.000%, due 03/28/15		250,000	464,646
			8,634,082
Brazil—0.18%
Federal Republic of Brazil 8.000%, due 01/15/18	USD	1,050,000	1,186,500
Canada—0.44%
Government of Canada 4.000%, due 06/01/16		910,000	918,048
5.750%, due 06/01/33		1,640,000	2,020,171
			2,938,219
Cayman Islands—0.40%
Pacific Life Funding LLC 5.125%, due 01/20/15	GBP	1,400,000	2,654,858
Denmark—4.27%
Dong Energy A/S 3.500%, due 06/29/12	EUR	950,000	1,339,411
Kingdom of Denmark 4.000%, due 11/15/15		103,300,000	20,676,319
6.000%, due 11/15/11		21,830,000	4,700,160
Nykredit A/S 4.000%, due 01/01/12		8,613,000	1,712,550
			28,428,440
Finland—1.07%
Government of Finland 5.750%, due 02/23/11		4,500,000	7,108,615
France—14.62%
BNP Paribas 3.125%, due 12/06/15[2]		750,000	1,076,082
5.250%, due 01/23/14[2]		1,500,000	2,237,776
Caisse d'Amortissement de la Dette Sociale 3.625%, due 04/25/15		4,500,000	6,533,122
ERAP 3.375%, due 04/25/08		1,950,000	2,894,324

	Face amount[1]	Value
Long-term global debt securities—(continued)
France—(concluded)
France Telecom 8.125%, due 01/28/33	350,000	$650,577
French Treasury Notes 4.500%, due 07/12/12	24,910,000	38,343,189
Republic of France 4.000%, due 04/25/09	14,050,000	20,979,614
4.000%, due 04/25/55	1,250,000	1,678,744
5.000%, due 10/25/11	60,000	93,561
5.500%, due 04/25/10	9,460,000	14,664,575
5.750%, due 10/25/32	2,520,000	4,420,886
Societe Generale 4.875%, due 12/18/14[2]	2,100,000	3,127,676
Veolia Environnement 4.375%, due 12/11/20	550,000	715,634
		97,415,760
Germany—17.22%
Bayerische Landesbank 5.750%, due 10/23/17	1,550,000	2,253,312
Deutsche Bank AG 3.625%, due 03/09/17[2]	2,100,000	2,928,007
Deutsche Genossenschafts- Hypothekenbank 4.000%, due 10/31/16	4,050,000	5,910,060
Federal Republic of Germany 3.250%, due 04/17/09	500,000	740,347
3.250%, due 07/04/15	800,000	1,147,922
3.500%, due 10/09/09	1,300,000	1,933,443
3.500%, due 01/04/16	27,610,000	40,127,886
3.750%, due 01/04/15	1,117,000	1,660,842
3.750%, due 01/04/17	90,000	132,453
4.000%, due 07/04/16	975,000	1,462,447
4.000%, due 01/04/37	3,860,000	5,325,992
4.125%, due 07/04/08	4,500,000	6,693,559
4.250%, due 02/15/08	1,300,000	1,932,535
4.250%, due 01/04/14	1,230,000	1,885,310
4.250%, due 07/04/14	1,290,000	1,976,509
4.250%, due 07/04/17	1,600,000	2,442,397
4.500%, due 01/04/13	2,305,000	3,571,420
4.750%, due 07/04/28	340,000	527,340
5.000%, due 07/04/11	400,000	622,618
5.000%, due 01/04/12	2,720,000	4,255,193
5.000%, due 07/04/12	2,715,000	4,266,220
5.250%, due 01/04/11	100,000	155,880
5.375%, due 01/04/10	1,335,000	2,054,864
Hypothekenbank in Essen 3.750%, due 09/28/12	4,060,000	5,973,110
Kreditanstalt Fuer Wiederaufbau 3.500%, due 04/17/09	5,610,000	8,322,926
5.250%, due 07/04/12	4,100,000	6,440,330
		114,742,922
Ireland—0.70%
Bank of Ireland Mortgage Bank 3.500%, due 09/22/09	2,550,000	3,759,863

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]		Value
Long-term global debt securities—(continued)
Ireland—(concluded)
UT2 Funding PLC 5.321%, due 06/30/16		740,000	$934,670
			4,694,533
Italy—0.24%
Telecom Italia SpA 4.500%, due 01/28/11		1,100,000	1,615,045
Japan—16.81%
Bank of Tokyo-Mitsubishi UFJ 3.500%, due 12/16/15[2]	EUR	2,300,000	3,265,778
Development Bank of Japan 1.750%, due 03/17/17		130,000,000	1,239,204
2.300%, due 03/19/26		50,000,000	481,890
Government of Japan 1.400%, due 09/20/15		128,000,000	1,225,568
1.500%, due 09/20/14		648,000,000	6,269,998
1.700%, due 12/20/16		1,755,000,000	17,053,164
1.700%, due 03/20/17		3,046,400,000	29,494,692
1.900%, due 06/20/16		728,800,000	7,215,576
2.000%, due 03/20/16		3,483,000,000	34,775,927
2.200%, due 09/20/26		613,000,000	5,889,290
2.300%, due 12/20/36		380,000,000	3,526,323
Sumitomo Mitsui Banking 4.375%, due 10/15/15[3,4]	EUR	1,250,000	1,564,617
			112,002,027
Luxembourg—3.58%
European Investment Bank 1.400%, due 06/20/17	JPY	90,000,000	845,876
4.500%, due 01/14/13	GBP	1,775,000	3,491,545
4.625%, due 03/21/12	USD	18,500,000	19,542,716
			23,880,137
Malaysia—0.05%
Petronas Capital Ltd. 6.375%, due 05/22/09	EUR	200,000	303,539
Mexico—0.35%
United Mexican States 5.500%, due 02/17/20	EUR	300,000	444,226
7.500%, due 03/08/10	EUR	800,000	1,255,963
8.300%, due 08/15/31	USD	500,000	633,000
			2,333,189
Netherlands—4.55%
Bank Nederlandse Gemeenten 4.375%, due 01/19/15	GBP	660,000	1,269,190
BAT Holdings BV 4.375%, due 09/15/14		1,650,000	2,314,456
BMW Finance NV 4.250%, due 01/22/14		450,000	652,033
5.000%, due 08/06/18		450,000	680,456
Deutsche Telekom International Finance 8.125%, due 05/29/12		955,000	1,582,123

	Face amount[1]		Value
Long-term global debt securities—(continued)
Netherlands—(concluded)
E.ON International Finance BV 5.750%, due 05/29/09		3,000,000	$4,545,665
EDP Finance BV 5.375%, due 11/02/12[5]	USD	3,600,000	3,708,569
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/25/16[3,4]		950,000	1,266,241
ENBW International Finance BV 4.875%, due 01/16/25		1,580,000	2,271,854
Generali Finance BV 6.214%, due 06/16/16[3,4]	GBP	750,000	1,395,965
Government of the Netherlands 5.250%, due 07/15/08		1,451	2,169
5.500%, due 01/15/28		500	845
7.500%, due 01/15/23		2,020,000	4,045,069
Linde Finance BV 4.750%, due 04/24/17		1,040,000	1,466,498
RWE Finance BV 5.125%, due 07/23/18		900,000	1,376,688
Siemens Financieringsmat 6.125%, due 09/14/66[2]	GBP	700,000	1,277,856
TNT NV 5.375%, due 11/14/17		1,700,000	2,483,475
			30,339,152
Norway—0.13%
Statkraft AS 4.625%, due 09/22/17	EUR	600,000	861,464
Peru—0.48%
Republic of Peru 7.350%, due 07/21/25	USD	1,800,000	2,043,000
8.750%, due 11/21/33	USD	900,000	1,190,250
			3,233,250
Russia—0.73%
Gaz Capital (Gazprom) 4.560%, due 12/09/12		3,200,000	4,361,619
8.625%, due 04/28/34	USD	400,000	489,520
			4,851,139
Spain—0.81%
Santander Issuances 4.500%, due 09/30/19[2]		1,600,000	2,229,411
Telefonica Emisiones SAU 6.221%, due 07/03/17	USD	3,000,000	3,148,986
			5,378,397
Sweden—8.98%
Kingdom of Sweden 3.500%, due 12/01/15		29,500,000	6,150,789
4.500%, due 08/12/15		62,900,000	10,283,389
6.750%, due 05/05/14		11,320,000	2,065,606
Nordea Bank AB 4.000%, due 09/30/16[2]	EUR	1,000,000	1,450,779

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]		Value
Long-term global debt securities—(concluded)
Sweden—(concluded)
Sweden Government Bond 3.000%, due 07/12/16		24,800,000	$3,647,959
3.750%, due 08/12/17		232,800,000	36,003,678
5.000%, due 12/01/20		1,340,000	230,404
			59,832,604
United Kingdom—6.24%
Aviva PLC 5.250%, due 10/02/23[2]	EUR	1,500,000	2,173,762
Barclays Bank PLC 4.500%, due 03/04/19[2]	EUR	2,200,000	3,076,859
Network Rail Infrastructure Finance 4.875%, due 11/27/15		705,000	1,400,240
Rolls-Royce Group PLC Euro MTN 4.500%, due 03/16/11	EUR	1,000,000	1,486,350
Standard Chartered Bank 3.625%, due 02/03/17[2]	EUR	1,400,000	1,937,037
United Kingdom Treasury Bonds 4.000%, due 03/07/09		3,300,000	6,538,131
4.000%, due 09/07/16		654,000	1,258,284
4.250%, due 12/07/55		2,920,000	5,815,276
4.750%, due 09/07/15		7,460,000	15,126,527
5.000%, due 03/07/25		1,315,000	2,776,076
			41,588,542
United States—7.62%
BMW US Capital LLC 2.750%, due 09/23/10	EUR	1,150,000	1,648,738
Citigroup, Inc. 2.400%, due 10/31/25	JPY	74,000,000	608,378
IBM Corp. 5.700%, due 09/14/17		3,000,000	3,151,491
Inter-American Development Bank 4.750%, due 10/19/12		6,000,000	6,365,910
5.125%, due 09/13/16		12,000,000	12,889,944
JP Morgan Chase Bank N.A. 6.000%, due 10/01/17		2,850,000	2,971,279
Morgan Stanley 4.750%, due 04/01/14		2,130,000	2,048,332
Procter & Gamble Co. 4.875%, due 05/11/27	EUR	1,610,000	2,240,595
Schering-Plough 5.000%, due 10/01/10	EUR	1,750,000	2,625,865
US Treasury Notes 5.000%, due 07/31/08		15,000,000	15,212,115
Vodafone Group PLC 5.625%, due 02/27/17		980,000	982,648
			50,745,295
Total long-term global debt securities (cost—$570,965,081)			630,391,876

	Number of shares	Value
Money market funds[6]—0.00%
Blackrock Provident Institutional TempFund, 4.123%	3	$3
DWS Money Market Series, 4.201%	107	107
Total money market funds (cost—$110)		110
	Face amount[1]
Repurchase agreement—2.20%
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400%, due 02/01/08 collateralized by $1,712,978 US Treasury Bills, zero coupon due 05/01/08, $1,077,605 US Treasury Bonds, 8.125% due 08/15/19 and $11,100,580 US Treasury Notes, 4.750% due 12/31/08 to 01/31/12; (value—$14,963,471); proceeds: $14,670,571 (cost—$14,670,000)	$14,670,000	14,670,000
Total investments—96.82% (cost—$585,635,191)		645,061,986
Other assets in excess of liabilities—3.18%		21,191,590
Net assets—100.00%		$666,253,576

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

  Note: The portfolio of investments is listed by the issuer's country of origin.

1  In local currency unless otherwise indicated.

2  Floating rate security. The interest rate shown is the current rate as of January 31, 2008.

3  Perpetual bond security. The maturity date reflects the next call date.

4  Variable rate security. The interest rate shown is the current rate as of January 31, 2008, and resets at the next call date.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represent 0.56% of net assets as of January 31, 2008, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Rates shown reflect yield at January 31, 2008.

Note: The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2008. There are no investments in affiliated issuers at January 31, 2008.

Security description	Value at 07/31/07	Purchases during the six months ended 01/31/08	Sales during the six months ended 01/31/08	Value at 01/31/08	Net income earned from affiliate for the six months ended 01/31/08
UBS Private Money Market Fund LLC	$496,397	$86,230,445	$86,726,842	$—	$12,055

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

MTN  Medium Term Note

USD  US Dollar

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
407	AUD	Australia Bond 10 Year Futures	March 2008	$36,412,842	$36,301,559	$(111,283)
74	CAD	Canada Bond 10 Year Futures	March 2008	8,485,714	8,559,152	73,438
234	EUR	Euro Bund 10 Year Futures	March 2008	40,168,168	40,623,701	455,533
66	GBP	United Kingdom Long Gilt 10 Year Futures	March 2008	14,479,422	14,522,630	43,208
9	JPY	Japan Bond 10 Year Futures	March 2008	11,510,700	11,650,179	139,479
				111,056,846	111,657,221	600,375
		Sale contracts		Proceeds
369	USD	US Treasury Note 10 Year Futures	March 2008	41,552,221	43,069,219	(1,516,998)
						$(916,623)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  US Dollar

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Australian Dollar	33,661,149	EUR	19,991,180	03/11/08	$(349,352)
Australian Dollar	1,100,000	USD	974,380	03/11/08	(7,187)
Canadian Dollar	8,281,165	AUD	9,240,000	03/11/08	5,292
Canadian Dollar	1,878,000	EUR	1,275,555	03/11/08	25,610
Canadian Dollar	3,794,387	GBP	1,867,316	03/11/08	(71,205)
Canadian Dollar	6,690,000	NOK	37,004,932	03/11/08	164,974
Canadian Dollar	14,070,000	USD	13,729,436	03/11/08	(270,402)
Canadian Dollar	6,670,000	USD	6,479,994	03/11/08	(156,746)
Canadian Dollar	4,421,435	USD	4,380,000	03/11/08	(19,387)
Danish Krone	12,743,211	EUR	1,710,000	03/11/08	729
Danish Krone	12,668,910	EUR	1,700,000	03/11/08	681
Danish Krone	25,491,464	EUR	3,420,000	03/11/08	454
Danish Krone	61,492,797	GBP	5,926,445	03/11/08	(494,001)
Danish Krone	113,012,206	USD	22,423,502	03/11/08	(90,612)
Euro	3,733	CHF	6,129	03/11/08	133
Euro	15,925,863	DKK	118,576,014	03/11/08	(27,954)
Euro	27,579,125	JPY	4,470,576,199	03/11/08	1,199,395
Euro	21,730,000	JPY	3,331,904,360	03/11/08	(851,573)
Euro	1,200,000	NOK	9,576,724	03/11/08	(16,638)
Euro	11,496,323	NOK	93,440,811	03/11/08	152,740
Euro	9,025,327	SEK	84,257,748	03/11/08	(177,391)
Great Britain Pound	10,393,781	AUD	24,480,473	03/11/08	1,226,240
Great Britain Pound	23,485,030	EUR	32,753,432	03/11/08	2,051,951
Great Britain Pound	6,600,000	EUR	8,723,545	03/11/08	(137,873)
Great Britain Pound	420,942	JPY	92,998,801	03/11/08	41,896
Great Britain Pound	1,627,107	NZD	4,494,396	03/11/08	296,137
Japanese Yen	945,606,493	AUD	10,059,644	03/11/08	59,942
Japanese Yen	784,707,402	USD	7,178,734	03/11/08	(220,680)
Malaysian Ringgit	12,500,000	USD	3,797,084	04/15/08	(62,430)
Malaysian Ringgit	18,000,000	USD	5,475,119	04/15/08	(82,581)
New Zealand Dollar	3,989,400	USD	3,036,851	03/11/08	(91,087)
Norwegian Krone	6,466,958	GBP	578,181	03/11/08	(45,182)
Norwegian Krone	36,100,000	SEK	41,695,500	03/11/08	(110,048)
South Korean Won	3,550,000,000	USD	3,745,714	04/15/08	(8,318)
Swedish Krona	69,858,265	USD	10,876,850	03/11/08	(88,475)
Swedish Krona	128,144,659	USD	20,308,187	03/11/08	193,919
Swedish Krona	205,120,604	USD	31,889,581	03/11/08	(307,241)
Swedish Krona	9,717,124	USD	1,516,158	03/11/08	(9,094)

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	25,873,167	AUD	29,525,650	03/11/08	$473,562
United States Dollar	10,800,000	AUD	12,137,109	03/11/08	30,350
United States Dollar	2,545,562	AUD	2,900,000	03/11/08	42,205
United States Dollar	3,636,364	BRL	6,660,000	04/15/08	101,482
United States Dollar	11,450,785	CAD	11,379,790	03/11/08	(127,742)
United States Dollar	177,060	CAD	179,185	03/11/08	1,231
United States Dollar	1,500,937	DKK	7,640,258	03/11/08	21,144
United States Dollar	194,059	DKK	1,007,943	03/11/08	6,742
United States Dollar	127,568	DKK	642,524	03/11/08	435
United States Dollar	4,056,382	EUR	2,746,503	03/11/08	22,274
United States Dollar	3,572,505	EUR	2,438,004	03/11/08	48,019
United States Dollar	9,964,145	EUR	6,914,041	03/11/08	303,455
United States Dollar	2,503,658	EUR	1,692,284	03/11/08	9,445
United States Dollar	22,519,955	EUR	15,218,551	03/11/08	80,141
United States Dollar	5,513,487	GBP	2,685,972	03/11/08	(185,230)
United States Dollar	9,153,766	GBP	4,616,067	03/11/08	3,288
United States Dollar	722,433	INR	28,500,000	04/15/08	(2,316)
United States Dollar	2,186,157	INR	86,480,000	04/15/08	(1,043)
United States Dollar	17,631,516	INR	695,250,000	04/15/08	(64,439)
United States Dollar	1,290,486	INR	51,000,000	04/15/08	(1,855)
United States Dollar	531,500	JPY	58,708,968	03/11/08	22,097
United States Dollar	247,384	JPY	26,841,100	03/11/08	5,715
United States Dollar	2,936,486	KRW	2,670,000,000	04/15/08	(113,031)
United States Dollar	9,327,315	KRW	8,472,000,000	04/15/08	(368,398)
United States Dollar	5,615,503	KRW	5,100,000,000	04/15/08	(222,387)
United States Dollar	5,412,720	MYR	18,000,000	04/15/08	144,980
United States Dollar	6,730,482	MYR	22,500,000	04/15/08	216,643
United States Dollar	8,862,329	NOK	48,570,879	03/11/08	91,390
United States Dollar	506,764	NOK	2,777,472	03/11/08	5,245
United States Dollar	6,918,713	SEK	43,934,778	03/11/08	(22,476)
United States Dollar	17,854,637	SGD	25,450,000	04/15/08	159,746
United States Dollar	2,213,714	SGD	3,180,000	04/15/08	37,199
United States Dollar	10,856,877	TWD	349,700,000	04/15/08	96,407
					$2,538,914

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2008 (unaudited)

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MYR  Malaysian Ringgit

NZD  New Zealand Dollar

NOK  Norwegian Krone

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  US Dollar

Investments by type of issuer

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	71.38%	—
Repurchase agreement	—	2.27%
Banks and other financial institutions	19.65	—
Industrial	6.70	—
Money market fund	—	0.00 [7]
	97.73%	2.27%

7  Weighting represents less than 0.005% of total investments as of January 31, 2008.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares returned 1.97% (before deduction of the maximum UBS PACE Select program fee; 1.21% after deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") returned 0.19%, and the median return of the Lipper High Current Yield Funds category was 0.33%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 76. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The six months ended January 31, 2008 were dominated by the unfolding of the subprime mortgage crisis. As events played out, the world of leveraged structured products was profoundly shaken, resulting in sharp declines in asset prices, market illiquidity and huge write-downs at both US and European financial institutions. Housing prices fell in the US and UK, homebuilding activity in the US declined to levels not seen since 1995. As the implications of a system-wide deleveraging became more apparent, the possibility that the economy might sink into recession began to be seriously considered.

While equity markets were mixed and volatile over the period, the impact on credit markets was more definitive. High yield bonds and leveraged loans declined sharply, with the riskiest sectors being the hardest hit. CCC rated bonds, for example, declined in price over the period by an average of more than 9%. In contrast, sovereigns and other investments perceived to be "safe havens" rallied. In an effort to restore confidence and provide liquidity, the Federal Reserve Board (the "Fed") acted aggressively, taking the federal funds rate from 5.25% to 3.0% over the course of the reporting period. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) Meanwhile, the Bank of Japan (BOJ) and European Central Bank (ECB) have yet to follow suit, although the ECB's recent campaign of rate hikes is clearly on hold.

Advisor's comments

Our macroeconomic research has been indicating for some time that systemic risks in the global financial system were high, and the Portfolio was positioned accordingly. Going into the period, the Portfolio's yield was 0.5% lower than the yield of its benchmark, indicating that the Portfolio had assumed a lower level of risk. Over the period, the Portfolio became even more conservatively positioned.

UBS PACE Select Advisors Trust – UBS PACE High Yield Investments

Investment Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Team

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Advisor's comments – concluded

The Portfolio maintained an overweight to the energy, gaming, coal, chemicals and services sectors, while continuing to increase weightings to the defense, consumer packaging, food and beverage, mid-stream energy and refining, and healthcare sectors. We expected these positions to be highly non-cyclical. The Portfolio participated in only a few of the highly leveraged, CCC rated leveraged buyout deals that dominated new issuance in 2007. This approach benefited performance, as those transactions were among the hardest hit following the market's downturn in the third quarter of 2007. The principal disappointment over the period was in the homebuilding sector. Here, the Portfolio held a small portfolio of bonds as a hedge against our macroeconomic outlook. While this strategy underperformed, its impact on the Portfolio's performance was minor, and we subsequently sold most of the bonds held in the homebuilding sector.

As a result of this sale, the weighting of the Portfolio in the riskiest part of the market, bonds rated CCC or lower versus the benchmark, decreased over the period. The average rating of the Portfolio's holdings drifted upward from a B+ to BB-. We believe that the conservative positioning of the Portfolio remains appropriate.

Special note regarding bank loans:

Beginning in the first quarter of 2008, the Portfolio may invest in loan participations and assignments. In a loan assignment, the loan is transferred to a new owner, in essence transferring the credit agreement from the original lender to the buyer. In contrast, a participation in a loan only transfers credit risk and interest payments to the buyer; the seller remains on the books as the lender of record. Participants do not become parties to the credit agreement. There are two basic categories of loans (leveraged and investment grade) and types of payment (variable rate, which is the most common, and fixed rate). Loans typically mature in one to ten years but are often prepaid in less than five years. Bank loans may be senior debt, senior subordinated debt or junior subordinated debt. Holders of senior loans normally have priority over the claims of most or all other creditors on the borrower's cash flow. In theory, senior loans must be repaid before claims from senior subordinated debt holders and junior subordinated debt holders.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and non-payment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08		6 months	1 year	Since inception[1]
Before deducting maximum sales charge or UBS PACE	Class A2	1.96%	-0.24%	3.29%
Select program fee	Class P3	1.97%	-0.10%	3.60%
After deducting maximum sales charge or UBS PACE	Class A2	-2.61%	-4.77%	0.61%
Select program fee	Class P3	1.21%	-1.59%	2.06%
Merrill Lynch Global High Yield Index (hedged in USD)		0.19%	-1.12%	4.47%
Lipper High Current Yield Funds median		0.33%	-1.06%	3.72%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -3.37%; since inception, 1.24%; Class P—1-year period, -0.15%; since inception, 2.82%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: Class A—1.96% and 1.35%; Class B—2.71% and 2.10%; Class C—2.46% and 1.85%; Class Y—2.32% and 1.10%; and Class P—1.72% and 1.10%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The portfolio and UBS Global AM have entered into a written waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.35%; Class B—2.10%; Class C—1.85%; Class Y—1.10%; and Class P—1.10%. The portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the portfolio's expenses in any of those three years to exceed these expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares and May 1, 2006 for Class A shares. The Class Y shares commenced issuance on April 3, 2006 and had been totally redeemed by July 24, 2006. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Merrill Lynch Global High Yield Index (hedged in USD): U.S. dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling, or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Weighted average duration	4.4	yrs.
Weighted average maturity	6.7	yrs.
Average coupon	7.53%
Net assets (mm)	$121.7
Number of holdings	180
Portfolio composition[1]	01/31/08
Long-term debt securities	96.0%
Forward foreign currency contracts	0.0	[2]
Cash equivalents and other assets less liabilities	4.0
Total	100.0%
Quality diversification[1]	01/31/08
BB & higher	44.6%
B	45.0
CCC & lower	5.9
Not rated	0.5
Cash equivalents and other assets less liabilities	4.0
Total	100.0%
Asset allocation[1]	01/31/08
Corporate bonds	96.0%
Forward foreign currency contracts	0.0	[2]
Cash equivalents and other assets less liabilities	4.0
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weighting represents less than 0.05% of net assets as of Janaury 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]		Value
Corporate bonds—96.04%
Aerospace & defense—3.04%
Alliant Techsystems, Inc. 6.750%, due 04/01/16		$1,475,000	$1,423,375
DRS Technologies, Inc. 6.875%, due 11/01/13[2]		1,170,000	1,146,600
Hexcel Corp. 6.750%, due 02/01/15		1,180,000	1,138,700
			3,708,675
Airlines—0.50%
American Airlines, Inc., Series 2001-1, Class B 7.377%, due 05/23/19		492,152	445,398
Continental Airlines, Inc. 7.033%, due 06/15/11		165,233	156,972
			602,370
Apparel/textiles—0.58%
Phillips Van Heusen 7.250%, due 02/15/11		55,000	55,138
8.125%, due 05/01/13		635,000	647,700
			702,838
Auto & truck—4.59%
Allison Transmission, Inc. 11.000%, due 11/01/15[3]		205,000	172,200
11.250%, due 11/01/15[3]		100,000	81,000
Ford Motor Co. 7.450%, due 07/16/31		3,330,000	2,455,875
General Motors 8.375%, due 07/05/33	EUR	400,000	441,550
8.375%, due 07/15/33[2]		2,990,000	2,429,375
			5,580,000
Beverages—1.63%
Constellation Brands, Inc. 7.250%, due 09/01/16		740,000	706,700
7.250%, due 05/15/17		335,000	318,250
8.375%, due 12/15/14		300,000	309,000
Constellation Brands, Inc., Series B 8.125%, due 01/15/12		650,000	651,625
			1,985,575
Building & construction—0.49%
K. Hovnanian Enterprises 6.500%, due 01/15/14		450,000	308,250
7.750%, due 05/15/13[2]		80,000	39,200
Standard Pacific Corp. 9.250%, due 04/15/12[2]		270,000	131,625
William Lyon Homes, Inc. 10.750%, due 04/01/13		200,000	113,000
			592,075
Building materials—0.74%
Interface, Inc. 10.375%, due 02/01/10		880,000	906,400

	Face amount[1]		Value
Corporate bonds—(continued)
Building products—1.00%
Ainsworth Lumber 6.750%, due 03/15/14[2]		$595,000	$368,900
Nortek, Inc. 8.500%, due 09/01/14		455,000	354,900
US Concrete, Inc. 8.375%, due 04/01/14		595,000	493,850
			1,217,650
Building products-cement—0.61%
Texas Industries, Inc. 7.250%, due 07/15/13		767,000	736,320
Cable—3.61%
CCH I Holdings LLC 9.920%, due 04/01/14[2]		670,000	338,350
Central Euro Media Enterprises 8.250%, due 05/15/12	EUR	100,000	144,210
Charter Communications Operating LLC 8.000%, due 04/30/12[3]		180,000	171,000
8.375%, due 04/30/14[3]		1,865,000	1,767,087
DIRECTV Holdings Finance 8.375%, due 03/15/13		895,000	925,206
EchoStar DBS Corp. 6.375%, due 10/01/11		975,000	960,375
NTL Cable PLC 9.750%, due 04/15/14	GBP	50,000	86,502
			4,392,730
Car rental—1.33%
Avis Budget Car Rental. 7.625%, due 05/15/14		495,000	455,400
Europcar Groupe SA 8.075%, due 05/15/13[4]	EUR	300,000	341,197
Hertz Corp. 8.875%, due 01/01/14		850,000	820,250
			1,616,847
Chemicals—6.16%
Chemtura Corp. 6.875%, due 06/01/16		545,000	495,950
Degussa AG 5.125%, due 12/10/13	EUR	135,000	192,897
Hexion US Finance Corp./Nova Scotia 9.750%, due 11/15/14		425,000	457,937
Huntsman International LLC 6.875%, due 11/15/13	EUR	150,000	210,740
Huntsman LLC 11.500%, due 07/15/12		1,310,000	1,388,600
11.625%, due 10/15/10		100,000	105,000
Innophos, Inc. 8.875%, due 08/15/14		560,000	550,200
Invista 9.250%, due 05/01/12[3]		675,000	686,812

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Koppers Holdings, Inc. 9.875%, due 11/15/14[5]		$410,000	$346,450
Koppers, Inc. 9.875%, due 10/15/13		575,000	612,375
Mosaic Co. 7.375%, due 12/01/14[3]		605,000	653,400
7.625%, due 12/01/16[3]		380,000	410,400
Nalco Co. 7.750%, due 11/15/11		950,000	950,000
9.000%, due 11/15/13	EUR	150,000	214,085
Rockwood Specialties Group 7.625%, due 11/15/14	EUR	50,000	64,671
SGL Carbon Luxembourg SA 8.500%, due 02/01/12	EUR	100,000	155,732
			7,495,249
Commercial services—3.59%
Aramark Corp. 8.500%, due 02/01/15[2]		1,020,000	1,014,900
Ashtead Holdings PLC 8.625%, due 08/01/15[3]		490,000	401,800
Corrections Corp. of America 6.250%, due 03/15/13		430,000	427,850
6.750%, due 01/31/14		490,000	494,900
Iron Mountain, Inc. 6.750%, due 10/15/18	EUR	125,000	176,546
7.750%, due 01/15/15		1,385,000	1,409,237
United Rentals North America, Inc. 6.500%, due 02/15/12		480,000	441,600
			4,366,833
Communications equipment—2.39%
American Tower Corp. 7.000%, due 10/15/17[3]		530,000	524,700
7.125%, due 10/15/12		1,980,000	2,034,450
7.500%, due 05/01/12		345,000	354,487
			2,913,637
Computer software & services—1.10%
Sungard Data Systems, Inc. 9.125%, due 08/15/13		995,000	1,009,925
10.250%, due 08/15/15		330,000	330,000
			1,339,925
Containers & packaging—3.64%
Ball Corp. 6.625%, due 03/15/18		270,000	265,950
6.875%, due 12/15/12		1,185,000	1,193,887
Crown Americas 7.625%, due 11/15/13		1,115,000	1,123,363
7.750%, due 11/15/15		240,000	244,200
Crown Euro Holdings SA 6.250%, due 09/01/11	EUR	50,000	70,061

	Face amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—(concluded)
Owens-Brockway Glass Container, Inc. 6.750%, due 12/01/14		$1,160,000	$1,151,300
6.750%, due 12/01/14	EUR	300,000	385,798
			4,434,559
Diversified operations—0.76%
SPX Corp. 7.625%, due 12/15/14[3]		575,000	589,375
Stena AB 5.875%, due 02/01/19	EUR	300,000	335,622
			924,997
Electric utilities—2.56%
Dynegy Holdings, Inc. 8.750%, due 02/15/12		810,000	818,100
Edison Mission Energy 7.500%, due 06/15/13		1,175,000	1,201,437
NRG Energy, Inc. 7.250%, due 02/01/14		1,130,000	1,100,338
			3,119,875
Electric-generation—0.24%
Intergen NV 8.500%, due 06/30/17	EUR	205,000	288,011
Electronics—1.80%
Itron, Inc. 7.750%, due 05/15/12		800,000	772,000
L-3 Communications Corp., Series B 6.375%, due 10/15/15		1,365,000	1,354,763
UCAR Finance, Inc. 10.250%, due 02/15/12		56,000	57,960
			2,184,723
Energy—2.93%
Alpha Natural Resources 10.000%, due 06/01/12		675,000	693,563
Arch Western Finance 6.750%, due 07/01/13		1,190,000	1,151,325
Foundation PA Coal Co. 7.250%, due 08/01/14		880,000	866,800
Massey Energy Co. 6.875%, due 12/15/13		895,000	852,487
			3,564,175
Finance-captive automotive—0.69%
Ford Motor Credit Co. 7.000%, due 10/01/13		995,000	834,128
Finance-other—1.69%
American Real Estate Partners Finance 7.125%, due 02/15/13		765,000	709,538

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Finance-other—(concluded)
KAR Holdings, Inc. 10.000%, due 05/01/15[2,3]		$640,000	$534,400
Residential Capital LLC 7.328%, due 04/17/09[3,4]		1,685,000	817,225
			2,061,163
Financial services—0.25%
Bear Stearns Cos., Inc. 7.000%, due 02/02/17[3,6]		320,000	303,744
Food—0.68%
Smithfield Foods, Inc. 7.000%, due 08/01/11		850,000	828,750
Gaming—7.79%
American Casino & Entertainment Properties LLC 7.850%, due 02/01/12		335,000	348,651
Harrah's Operating Co., Inc. 5.498%, due 02/08/08[3,4]		615,000	615,105
6.500%, due 06/01/16		465,000	297,600
10.750%, due 02/01/16[3]		1,790,000	1,624,425
Isle of Capri Casinos 7.000%, due 03/01/14		300,000	231,000
Mandalay Resort Group 6.375%, due 12/15/11		790,000	774,200
9.375%, due 02/15/10		645,000	665,156
MGM Mirage, Inc. 6.000%, due 10/01/09		715,000	711,425
7.500%, due 06/01/16[2]		430,000	412,800
Mohegan Tribal Gaming 6.125%, due 02/15/13		1,070,000	1,003,125
Pinnacle Entertainment, Inc. 7.500%, due 06/15/15[3]		610,000	484,950
River Rock Entertainment 9.750%, due 11/01/11		505,000	520,150
Station Casinos 6.000%, due 04/01/12		635,000	554,038
Wynn Las Vegas LLC Corp. 6.625%, due 12/01/14		1,280,000	1,233,600
			9,476,225
Health care providers & services—1.91%
HCA, Inc. 6.500%, due 02/15/16		2,675,000	2,270,407
9.250%, due 11/15/16		55,000	57,681
			2,328,088
Hotels, restaurants & leisure—0.30%
TUI AG 5.125%, due 12/10/12	EUR	300,000	370,857
Industrial products & services—2.06%
Allied Waste North America, Inc. 6.875%, due 06/01/17		550,000	533,500
7.875%, due 04/15/13		315,000	318,937

	Face amount[1]		Value
Corporate bonds—(continued)
Industrial products & services—(concluded)
Allied Waste North America, Series B 5.750%, due 02/15/11		$1,720,000	$1,659,800
			2,512,237
Machinery—1.18%
Terex Corp. 7.375%, due 01/15/14		1,455,000	1,436,813
Machinery-agriculture & construction—1.31%
Case Corp. 7.250%, due 01/15/16		450,000	450,000
Case New Holland, Inc. 6.000%, due 06/01/09		1,140,000	1,137,150
			1,587,150
Manufacturing-diversified—1.64%
American Railcar Industries, Inc. 7.500%, due 03/01/14		1,000,000	900,000
Bombardier, Inc. 7.250%, due 11/15/16	EUR	250,000	354,949
RBS Global & Rexnord Corp. 9.500%, due 08/01/14		825,000	744,563
			1,999,512
Media—1.58%
Idearc, Inc. 8.000%, due 11/15/16		345,000	308,775
Lamar Media Corp. 6.625%, due 08/15/15		430,000	407,425
7.250%, due 01/01/13		890,000	878,875
Series C, 6.625%, due 08/15/15		105,000	99,488
Lighthouse International Co. SA 8.000%, due 04/30/14	EUR	160,000	226,870
			1,921,433
Medical products—1.61%
Bausch & Lomb, Inc. 9.875%, due 11/01/15[2,3]		870,000	883,050
FMC Finance III SA 6.875%, due 07/15/17[3]		920,000	920,000
Fresenius Medical Capital Trust IV 7.375%, due 06/15/11	EUR	100,000	151,643
			1,954,693
Metals—3.87%
California Steel Industries 6.125%, due 03/15/14		1,115,000	947,750
Century Aluminum Co. 7.500%, due 08/15/14		1,045,000	992,750
Freeport-McMoRan Copper & Gold, Inc. 8.250%, due 04/01/15		700,000	734,125
8.375%, due 04/01/17		535,000	568,439
Novelis, Inc. 7.250%, due 02/15/15		1,235,000	1,139,287

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Metals—(concluded)
RathGibson, Inc. 11.250%, due 02/15/14		$335,000	$329,975
			4,712,326
Oil & gas—12.73%
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	100,000	136,776
6.375%, due 06/15/15		1,865,000	1,809,050
7.500%, due 09/15/13		595,000	608,387
7.500%, due 06/15/14		220,000	224,400
Compton Petroleum Finance Corp. 7.625%, due 12/01/13		690,000	638,250
Delta Petroleum Corp. 7.000%, due 04/01/15		1,060,000	906,300
Denbury Resources, Inc. 7.500%, due 12/15/15		955,000	955,000
El Paso Corp. 6.875%, due 06/15/14		1,290,000	1,285,857
Forest Oil Corp. 8.000%, due 12/15/11		1,030,000	1,068,625
Hilcorp Energy Co. 9.000%, due 06/01/16[3]		540,000	540,000
Inergy LP 6.875%, due 12/15/14		1,350,000	1,306,125
Markwest Energy Partners 8.500%, due 07/15/16		570,000	572,850
Pacific Energy Partners 6.250%, due 09/15/15		65,000	66,369
Range Resources Corp. 7.375%, due 07/15/13		760,000	769,500
Regency Energy Partners 8.375%, due 12/15/13		828,000	840,420
SemGroup LP 8.750%, due 11/15/15[3]		520,000	486,200
Southwestern Energy Co. 7.500%, due 02/01/18[3]		80,000	82,200
Swift Energy Co. 7.625%, due 07/15/11		585,000	576,225
Targa Resources, Inc. 8.500%, due 11/01/13		515,000	485,388
Tenaska Alabama Partners 7.000%, due 06/30/21[3]		254,187	247,607
Williams Cos., Inc. 7.125%, due 09/01/11		55,000	58,575
8.125%, due 03/15/12		795,000	868,537
Williams Partners LP 7.500%, due 06/15/11		890,000	952,300
			15,484,941
Oil equipment—0.05%
Grant Prideco, Inc. 6.125%, due 08/15/15		60,000	61,350

	Face amount[1]		Value
Corporate bonds—(continued)
Oil refining—3.05%
Frontier Oil Corp. 6.625%, due 10/01/11		$1,345,000	$1,324,825
Petroplus Finance Ltd. 6.750%, due 05/01/14[3]		555,000	507,825
7.000%, due 05/01/17[3]		445,000	403,837
Tesoro Corp. 6.250%, due 11/01/12		1,325,000	1,318,375
6.500%, due 06/01/17		160,000	156,000
			3,710,862
Oil services—2.73%
Basic Energy Services 7.125%, due 04/15/16		750,000	705,000
CIE Generale de Geophysique 7.500%, due 05/15/15		1,125,000	1,108,125
Helix Energy Solutions 9.500%, due 01/15/16[3]		385,000	390,775
Hornbeck Offshore Services, Series B 6.125%, due 12/01/14		1,205,000	1,120,650
			3,324,550
Paper & forest products—1.10%
Georgia-Pacific Corp. 8.125%, due 05/15/11		1,335,000	1,335,000
Real estate investment trust—0.63%
Ventas Realty LP Capital Corp. 6.750%, due 06/01/10		750,000	763,125
Recycling—0.45%
Aleris International, Inc. 9.000%, due 12/15/14		695,000	542,100
Retail—0.69%
Neiman Marcus Group, Inc. 9.000%, due 10/15/15		840,000	840,000
Steel—0.55%
Mueller Water Products 7.375%, due 06/01/17		790,000	671,500
Telecommunication services—3.07%
MetroPCS Wireless, Inc. 9.250%, due 11/01/14		430,000	395,600
Nordic Telephone Co. Holdings 10.107%, due 05/01/16[4]	EUR	150,000	218,545
Qwest Communications International 7.250%, due 02/15/11		150,000	148,500
Qwest Corp. 6.500%, due 06/01/17		550,000	517,000
8.875%, due 03/15/12		585,000	617,906
Rogers Wireless, Inc. 6.375%, due 03/01/14		215,000	224,184
8.000%, due 12/15/12		1,165,000	1,206,975
Softbank Corp. 7.750%, due 10/15/13	EUR	300,000	403,639
			3,732,349

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2008 (unaudited)

	Face amount[1]	Value
Corporate bonds—(concluded)
Transportation services—1.14%
Bristow Group, Inc. 6.125%, due 06/15/13	$847,000	$815,237
PHI, Inc. 7.125%, due 04/15/13	600,000	570,750
		1,385,987
Total corporate bonds (cost—$121,890,260)		116,852,347
Repurchase agreement—6.17%
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400%, due 02/01/08 collateralized by $875,872 US Treasury Bills, zero coupon due 05/01/08, $550,996 US Treasury Bonds, 8.125% due 12/31/08 and $5,675,900 US Treasury Notes, 4.750% due 12/31/08 to 1/31/12; (value—$7,651,056); proceeds: $7,501,292 (cost—$7,501,000)	7,501,000	7,501,000

	Number of shares	Value
Investments of cash collateral from securities loaned—5.18%
Money market funds[7]—5.18%
DWS Money Market Series 4.201%	12,155	$12,155
UBS Private Money Market Fund LLC[8] 3.940%	6,293,201	6,293,201
Total money market funds and investments of cash collateral from securities loaned (cost—$6,305,356)		6,305,356
Total investments—107.39% (cost—$135,696,616)		130,658,703
Liabilities in excess of other assets—(7.39)%		(8,992,851)
Net assets—100.00%		$121,665,852

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at January 31, 2008.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 11.75% of net assets as of January 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Floating rate security. The interest rate shown is the current rate as of January 31, 2008.

5  Denotes a step-up bond that converts to the noted fixed rate at a designated future date.

6  Variable rate security. The interest rate shown is the current rate as of January 31, 2008, and resets periodically.

7  Rates shown reflect yield at January 31, 2008.

8  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2008.

Security description	Value at 07/31/07	Purchases during the six months ended 01/31/08	Sales during the six months ended 01/31/08	Value at 01/31/08	Net income earned from affiliate for the six months ended 01/31/08
UBS Private Money Market Fund LLC	$755,048	$18,062,131	$12,523,978	$6,293,201	$10,364

EUR  Euro

GBP  Great Britain Pound

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2008 (unaudited)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity date	Unrealized depreciation
Euro	3,250,000	USD	4,798,723	02/28/08	$(29,535)

Currency type abbreviation:

USD  US Dollar

Issuer breakdown by country of origin

Percentage of total investments
United States	92.2%
Canada	3.0
France	1.2
Luxembourg	1.0
Bermuda	0.8
Germany	0.4
United Kingdom	0.4
Japan	0.3
Sweden	0.3
Netherlands	0.2
Denmark	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares declined 4.53% (before the deduction of the maximum UBS PACE Select program fee, and declined 5.25% after the deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the Russell 1000 Value Index (the "benchmark") declined 5.42%, and the median return of the Lipper Large-Cap Value Funds category posted a decline of 5.40%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 87. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

Economic growth began to slow during the reporting period as the subprime mortgage problems and related troubles in the housing market spread to other sectors of the credit market. While the Federal Reserve Board (the "Fed") responded with reductions in the federal funds rate, during the period there were declines in both the broad market and the Portfolio's benchmark, the Russell 1000 Value Index, as well. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.)

Advisors' comments
SSgA

During the reporting period, our portion of the Portfolio generated a negative absolute return, in line with the return of the Portfolio's benchmark. Our investment process, which incorporates perspectives on valuation, quality and sentiment, offered mixed performance for this time period.

Stock selection drove our performance results, with stock selection within five of 10 economic sectors in the benchmark enhancing results. In particular, our holdings in the financials, materials, telecom and industrials sectors were beneficial to performance. Within financials, a combination of avoiding stocks with exposure to the mortgage market such as Fannie Mae (Federal National Mortgage Association) (-42% versus the benchmark) while being overweight in Aon Corp., (+9% versus the benchmark) boosted our relative results. At the stock level, an overweight position in Apple, Inc., which was

UBS PACE Select Advisors Trust – UBS PACE Large Co Value Equity Investments

Investment Advisors:

SSgA Funds Management, Inc. ("SSgA"), Institutional Capital LLC ("ICAP") and Westwood Management Corp. ("Westwood")

Portfolio Managers:

SSgA: James M. Johnson and Team;

ICAP: Team;

Westwood: Susan M. Byrne

Objective:

Capital appreciation and dividend income

Investment process:

SSgA uses several quantitative measures to identify investment opportunities within a large-cap value universe and combines factors to produce an overall rank. Comprehensive research is used to seek the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs the portion of the Portfolio it advises by selecting its highest-ranked stocks from the investable universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting segment has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the benchmark.

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Advisors' comments – continued

sold late in the period, was the single largest positive contributor to performance. Shares of Apple climbed 44% during the period as the company reported fiscal fourth quarter profits that jumped 67%.

Stock picking among energy, utilities and healthcare stocks detracted from performance. Within energy, an overweight position in Western Refining, Inc.1 hindered our results as its shares declined 31% over the period. In addition, an overweight position in King Pharmaceuticals,1 Inc. fell 31% for the period. This weakness occurred as the company lost a court ruling that may open the door to generic competition in the US for its biggest product, blood pressure medicine Altace.

ICAP

While our portion of the Portfolio posted a negative return during the reporting period, it outperformed the Portfolio's benchmark on a relative basis. All of the outperformance was due to positive stock selection, specifically in the consumer staples, energy, information technology and telecommunications sectors. Our sector weightings, however, had a slightly negative effect on performance compared to the weightings of the benchmark.

This was primarily due to our overweighting in information technology and underweighting in energy and utilities. However, our underweight position in the financials sector positively contributed to overall performance. On a total return basis, the best performing sector during the reporting period was energy, and the worst performing sector was consumer discretionary.

The top-performing stocks for the period, based on portfolio contribution, were Occidental Petroleum Corp., Hess Corporation, JPMorgan Chase & Co., Coca-Cola Co., and Rio Tinto. The worst performing stocks, based on portfolio contribution, were Morgan Stanley, Citigroup, Inc., Wyeth, Schering-Plough Corp., and Cisco Systems, Inc. We sold Hess and Rio Tinto when they reached what we considered to be their target price. We also sold the Portfolio's holdings in Morgan Stanley and Citigroup, Inc.2 during the period.

Due to the changes in the economy, the slowdown in gross domestic product ("GDP") growth and the decline in the stock market itself, we initiated several changes in our portion of the Portfolio in an effort to reduce risk. In particular, beginning in the third quarter of 2007, we increased our holdings in the healthcare sector and reduced our holdings in the financials and materials sectors.

Investment process (concluded)

ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood utilizes a value style of investing in which it choose commons stocks it believes are currently undervalued. Other key metrics it considers are return on equity, debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates.

Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

1  Not held by the Portfolio as of January 31, 2008.

2  Not held within this Advisor's portion of the Portfolio as of January 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Advisors' comments – concluded

We ended the reporting period with a significant underweight in financials relative to the benchmark. While we still have holdings in this sector, we are emphasizing companies with strong risk management and relatively low subprime exposure. We will continue to seek to take advantage of individual financial opportunities created by the recent turmoil in financials.

Westwood

Our exposure to high-quality securities with strong fundamentals allowed us to outperform the Portfolio's benchmark during the reporting period. Strong security selection within the financial services sector was the primary contributor to relative performance. The best-performing securities in the sector included MasterCard, Inc. and Bank of New York Mellon Corp. Both companies reported good earnings and increasing market share over the period. Relative performance in the sector also benefited from an underweight to companies that have been negatively impacted by exposure to the credit crisis.

Within the technology sector, MEMC Electronics Materials Inc. benefited from the prospect of additional government subsidies to users, which could increase demand for their products. Our exposure to energy stock Murphy Oil Corp. benefited from the rise in the price of crude oil, reaching nearly $100 a barrel. Other holdings, such as Altria Group, Inc. and Colgate-Palmolive Co., benefited from investors' flight to securities considered to be "safe havens."

Our holdings in the materials & processing, producer durables and healthcare sectors were the primary detractors from relative performance. Among our worst-performing stocks was Allegheny Technologies, Inc. which was impacted by fears of weak metal prices and slowing demand. Technology company Cisco Systems, Inc., management services firm Accenture Ltd., consumer discretionary holding Macy's,1 and financial services stock American Express Co. all fell as investors feared the US credit crisis would lead to a global slowdown in overall demand and a US recession.

1  Not held by the Portfolio as of January 31, 2008.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-4.62%	-2.40%	13.42%	N/A	6.29%
maximum sales charge	Class B3	-5.16%	-3.35%	12.44%	N/A	5.58%
or UBS PACE Select	Class C4	-5.03%	-3.17%	12.53%	N/A	5.48%
program fee	Class Y5	-4.53%	-2.14%	13.82%	N/A	6.41%
	Class P6	-4.53%	-2.18%	13.72%	5.61%	9.33%
After deducting	Class A2	-9.85%	-7.75%	12.15%	N/A	5.45%
maximum sales charge	Class B3	-9.36%	-7.63%	12.19%	N/A	5.58%
or UBS PACE Select	Class C4	-5.87%	-4.02%	12.53%	N/A	5.48%
program fee	Class P6	-5.25%	-3.63%	12.02%	4.04%	7.70%
Russell 1000 Value Index		-5.42%	-5.38%	14.26%	7.40%	11.01%
Lipper Large-Cap Value Funds median		-5.40%	-4.04%	12.44%	5.72%	9.08%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -1.35%; 5-year period, 13.07%; since inception, 6.35%; Class B—1-year period, -1.11%; 5-year period, 13.13%; since inception, 6.48%; Class C—1-year period, 2.61%; 5-year period, 13.44%; since inception, 6.39%; Class Y—1-year period, 4.75%; 5-year period, 14.74%; since inception, 7.36%; Class P—1-year period, 3.07%; 5-year period, 12.92%; 10-year period, 4.70%; since inception, 8.25%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: Class A—1.21% and 1.08%; Class B—2.11% and 1.98%; Class C—2.00% and 1.87%; Class Y—0.88% and 0.75%; and Class P—0.96% and 0.83%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2008 to the extent necessary to reflect the lower overall fees paid to the portfolio's investment advisor as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA FM. The portfolio and UBS Global AM have also entered into an additional continuing fee waiver agreement pursuant to which UBS Global AM has agreed to reduce its management fee based on the fund's average daily net assets to the following rate: $0 to $250 million—0.60%; in excess of $250 million up to $500 million—0.57%; in excess of $500 million up to $1 billion—0.53%; and over $1 billion—0.50%.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth rates.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Net assets (bn)	$1.6
Number of holdings	135
Portfolio composition[1]	01/31/08
Common stocks, tracking stocks	95.0%
ADRs	3.4
Cash equivalents and other assets less liabilities	1.6
Total	100.0%
Top five sectors[1]	01/31/08
Financials	24.1%
Energy	14.4
Industrials	13.7
Health care	9.3
Information technology	8.5
Total	70.0%
Top ten equity holdings[1]	01/31/08
Exxon Mobil	3.7%
General Electric	3.6
JPMorgan Chase	3.4
AT&T	3.2
Bank of America	3.0
Pfizer	2.5
ConocoPhillips	2.4
ChevronTexaco	1.8
Bank of New York Mellon	1.7
American International Group	1.6
Total	26.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—98.23% Security description	Number of shares	Value
Aerospace & defense—2.25%
L-3 Communications Holdings, Inc.	102,647	$11,376,367
Northrop Grumman Corp.	184,700	14,657,792
United Technologies Corp.	149,398	10,967,307
		37,001,466
Airlines—0.18%
UAL Corp.[1]	78,900	2,994,255
Banks—7.88%
Bank of America Corp.[1]	1,122,400	49,778,440
Bank of New York Mellon Corp.	593,300	27,665,579
Comerica, Inc.[1]	260,500	11,363,010
Northern Trust Corp.	31,979	2,345,979
PNC Financial Services Group, Inc.	117,200	7,690,664
UnionBanCal Corp.	160,252	7,861,963
Wells Fargo & Co.	678,750	23,084,288
		129,789,923
Beverages—1.12%
Coca-Cola Co.	116,200	6,875,554
Constellation Brands, Inc., Class A*	383,851	8,022,486
Pepsi Bottling Group, Inc.	102,347	3,566,793
		18,464,833
Building products—0.48%
Masco Corp.	344,600	7,901,678
Chemicals—1.56%
Celanese Corp.	94,890	3,528,010
E.I. du Pont de Nemours and Co.	430,400	19,445,472
OM Group, Inc.*	47,358	2,717,402
		25,690,884
Commercial services & supplies—1.52%
Apollo Group, Inc., Class A*	91,300	7,280,262
Deluxe Corp.	294,239	7,155,892
ITT Educational Services, Inc.*	49,600	4,530,960
MasterCard, Inc., Class A1	29,100	6,023,700
		24,990,814
Communications equipment—1.60%
Cisco Systems, Inc.*	1,076,500	26,374,250
Computers & peripherals—1.70%
Hewlett-Packard Co.	175,950	7,697,813
International Business Machines Corp.[1]	110,150	11,823,501
Seagate Technology	416,400	8,440,428
		27,961,742

Security description	Number of shares	Value
Construction & engineering—1.31%
McDermott International, Inc.*	227,500	$10,733,450
Perini Corp.*	91,552	3,199,742
Shaw Group, Inc.1,*	134,800	7,616,200
		21,549,392
Diversified financials—6.76%
American Express Co.	245,200	12,093,264
Capital One Financial Corp.[1]	202,600	11,104,506
Citigroup, Inc.[1]	496,976	14,024,663
Franklin Resources, Inc.	40,900	4,263,007
JPMorgan Chase & Co.[1]	1,179,389	56,079,947
Lazard Ltd., Class A	136,300	5,386,576
Raymond James Financial, Inc.	295,391	8,297,533
		111,249,496
Diversified telecommunication services—4.36%
AT&T, Inc.[1]	1,389,959	53,499,522
Verizon Communications, Inc.	472,001	18,332,519
		71,832,041
Electrical equipment—0.95%
Thomas & Betts Corp.*	167,293	7,570,008
Tyco Electronics Ltd.	238,000	8,046,780
		15,616,788
Electric utilities—3.09%
Dominion Resources, Inc.	416,474	17,908,382
Edison International	158,400	8,262,144
Exelon Corp.[1]	128,700	9,805,653
Mirant Corp.*	134,913	4,970,195
PG&E Corp.	242,100	9,935,784
		50,882,158
Energy equipment & services—0.97%
Baker Hughes, Inc.	154,600	10,038,178
Dresser-Rand Group, Inc.*	186,100	5,899,370
		15,937,548
Food & drug retailing—2.08%
Casey's General Stores, Inc.	32,821	832,893
CVS Corp.	572,850	22,381,249
Terra Industries, Inc.1,*	244,700	11,028,629
		34,242,771
Food products—0.41%
Fresh Del Monte Produce, Inc.*	53,876	1,726,187
General Mills, Inc.	92,800	5,067,808
		6,793,995
Gas utilities—0.89%
Energen Corp.	163,738	10,299,120
Sempra Energy[1]	78,779	4,403,746
		14,702,866

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Health care providers & services—1.96%
Aetna, Inc.	184,200	$9,810,492
AMERIGROUP Corp.*	60,300	2,219,031
Humana, Inc.*	118,259	9,496,198
McKesson Corp.	170,561	10,709,525
		32,235,246
Hotels, restaurants & leisure—1.49%
InterContinental Hotels Group PLC, ADR	383,089	5,941,711
McDonald's Corp.[1]	346,202	18,539,117
		24,480,828
Household durables—1.18%
NVR, Inc.1,*	11,149	7,040,594
Tupperware Brands Corp.	335,092	12,398,404
		19,438,998
Household products—2.04%
Colgate-Palmolive Co.	130,300	10,033,100
Procter & Gamble Co.	357,862	23,600,999
		33,634,099
Industrial conglomerates—5.49%
General Electric Co.[1]	1,685,312	59,676,898
Reynolds American, Inc.	89,540	5,670,568
Siemens AG, ADR	23,250	3,017,850
Textron, Inc.	302,750	16,969,138
Tyco International Ltd.	129,700	5,104,992
		90,439,446
Insurance—8.80%
ACE Ltd.	411,550	24,009,827
Allied World Assurance Co. Holdings Ltd.	49,713	2,367,830
American International Group, Inc.	486,050	26,810,518
Aon Corp.	292,700	12,738,304
Arch Capital Group Ltd.*	170,016	11,979,327
Axis Capital Holdings Ltd.	234,282	9,380,651
Chubb Corp.[1]	191,000	9,891,890
Endurance Specialty Holdings Ltd.[1]	180,055	7,295,829
Hartford Financial Services Group, Inc.	122,100	9,862,017
PartnerRe Ltd.	158,703	12,581,974
RenaissanceRe Holdings Ltd.	215,900	12,304,141
XL Capital Ltd., Class A1	126,400	5,688,000
		144,910,308
Internet software & services—1.24%
Automatic Data Processing, Inc.	250,500	10,162,785
eBay, Inc.*	199,116	5,354,229
McAfee, Inc.*	142,800	4,806,648
		20,323,662

Security description	Number of shares	Value
IT consulting & services—0.66%
Accenture Ltd., Class A	314,300	$10,881,066
Machinery—0.58%
AGCO Corp.*	72,400	4,359,928
ITT Industries, Inc.	86,000	5,110,980
		9,470,908
Media—0.86%
DISH Network Corp., Class A*	145,116	4,098,076
Walt Disney Co.[1]	337,200	10,092,396
		14,190,472
Metals & mining—1.40%
Allegheny Technologies, Inc.	50,900	3,583,360
Freeport-McMoRan Copper & Gold, Inc., Class B1	194,000	17,271,820
GrafTech International Ltd.*	141,884	2,135,354
		22,990,534
Multi-line retail—1.33%
Big Lots, Inc.1,*	388,700	6,747,832
Target Corp.	271,750	15,103,865
		21,851,697
Multi-utilities—0.43%
Duke Energy Corp.	376,399	7,023,605
Oil & gas—13.45%
Apache Corp.[1]	55,002	5,249,391
ChevronTexaco Corp.	353,391	29,861,539
ConocoPhillips	490,600	39,404,992
Devon Energy Corp.[1]	153,700	13,061,426
Exxon Mobil Corp.	704,892	60,902,669
Frontier Oil Corp.	158,400	5,586,768
Marathon Oil Corp.	187,900	8,803,115
Murphy Oil Corp.	149,006	10,957,901
Occidental Petroleum Corp.	233,247	15,830,474
Total SA, ADR[1]	149,400	10,873,332
Valero Energy Corp.[1]	149,700	8,860,743
XTO Energy, Inc.	232,788	12,091,009
		221,483,359
Personal products—0.13%
NBTY, Inc.*	85,400	2,068,388
Pharmaceuticals—7.37%
Johnson & Johnson	312,700	19,781,402
Merck & Co., Inc.	365,700	16,924,596
Novartis AG, ADR[1]	393,200	19,899,852
Pfizer, Inc.	1,770,781	41,418,568
Schering-Plough Corp.	262,450	5,136,146
Wyeth	456,300	18,160,740
		121,321,304

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
Real estate—0.69%
Annaly Capital Management, Inc.	575,282	$11,344,561
Road & rail—0.99%
Norfolk Southern Corp.	300,600	16,349,634
Semiconductor equipment & products—1.29%
Atmel Corp.*	519,400	1,641,304
MEMC Electronic Materials, Inc.*	79,000	5,645,340
Texas Instruments, Inc.[1]	448,850	13,882,931
		21,169,575
Software—2.02%
Microsoft Corp.	320,900	10,461,340
Oracle Corp.1,*	1,110,694	22,824,762
		33,286,102
Specialty retail—1.08%
AutoZone, Inc.*	78,900	9,537,432
GameStop Corp., Class A*	159,259	8,238,468
		17,775,900
Textiles & apparel—1.58%
Fossil, Inc.1,*	223,361	7,589,807
Nike, Inc., Class B1	298,510	18,435,977
		26,025,784
Tobacco—1.77%
Altria Group, Inc.	283,600	21,502,552
Loews Corp. - Carolina Group	93,600	7,687,368
		29,189,920
Wireless telecommunication services—1.29%
Telephone & Data Systems, Inc.	85,600	4,514,544
Vodafone Group PLC, ADR[1]	479,950	16,702,260
		21,216,804
Total common stocks (cost—$1,587,658,248)		1,617,079,100
Tracking stock—0.18%
Media—0.18%
Liberty Media Corp. - Capital, Series A* (cost—$3,019,192)	26,864	2,891,104

	Face amount	Value
Repurchase agreement—1.33%
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400%, due 02/01/08 collateralized by $9,115,000 Federal Home Loan Bank obilgations, 5.250% due 02/13/08, $1,490,186 US Treasury Bills, zero coupon due 05/01/08, $937,450 US Treasury Bonds, 8.125% due 08/15/19, and $9,656,823 US Treasury Notes, 4.750% due 12/31/08 to 01/31/12; (value—$22,360,177); proceeds: $21,917,852 (cost—$21,917,000)	$21,917,000	$21,917,000
	Number of shares
Investments of cash collateral from securities loaned—7.06%
Money market funds[2]—7.06%
AIM Prime Portfolio, 3.663%	38,975	38,975
Blackrock Provident Institutional TempFund, 4.123%	53,410,361	53,410,361
DWS Money Market Series, 4.201%	25,243,683	25,243,683
Federated Treasury Obligation Fund, 1.571%	14	14
UBS Private Money Market Fund LLC,[3] 3.941%	37,469,297	37,469,297
Total money market funds and investments of cash collateral from securities loaned (cost—$116,162,330)		116,162,330
Total investments (cost—$1,728,756,770)— 106.80%		1,758,049,534
Liabilities in excess of other assets—(6.80)%		(111,878,433)
Net assets—100.00%		$1,646,171,101

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2008.

2  Rates shown reflect yield at January 31, 2008.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2008.

Security description	Value at 07/31/07	Purchases during the six months ended 01/31/08	Sales during the six months ended 01/31/08	Value at 01/31/08	Net income earned from affiliate for the six months ended 01/31/08
UBS Private Money Market Fund LLC	$103,529,766	$1,311,197,182	$1,377,257,651	$37,469,297	$120,506

ADR  American Depositary Receipt

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	89.0%
Bermuda	4.9
Cayman Islands	2.3
United Kingdom	1.3
Switzerland	1.1
France	0.6
Panama	0.6
Germany	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares declined 1.90% (before the deduction of the maximum UBS PACE Select program fee, and declined 2.63% after the deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the Russell 1000 Growth Index (the "benchmark") declined 3.15%, and the median return for the Lipper Large-Cap Growth Funds category declined 2.19%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 96. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

US equities succumbed to mounting headwinds during the reporting period and weakened amid continued evidence of subprime-related profit write-downs and a slowing US economy. In January, credit worries intensified and fears of a recession grew. All told, the Portfolio's benchmark, the Russell 1000 Growth Index, declined 3.15% during the reporting period. Within the benchmark, only three sectors generated positive results over the six-month period: materials, consumer staples and utilities. The weakest performing sectors were telecommunication services, consumer discretionary, financials and information technology.

Advisors' comments
Marsico

During the reporting period, our portion of the Portfolio generated a positive absolute return outperforming the Portfolio's benchmark. Several holdings in the consumer services industry contributed to our outperformance, including hotel/casino operators Wynn Resorts Ltd. and Las Vegas Sands Corp., as well as fast food retailer McDonald's Corp. Select individual holdings also enhanced our results, including China Mobile Ltd., Petroleo Brasileiro SA and Goldman Sachs Group, Inc. A select holding and investment posture in the materials sector was another area of strength. Our position in Monsanto Co. emerged as the largest individual contributor to performance at the stock level for the period. Performance was aided by our overweight in the materials sector, as this sector generated strong returns.

UBS PACE Select Advisors Trust – UBS PACE Large Co Growth Equity Investments

Advisors:

Wellington Management Company, LLC ("Wellington"), Marsico Capital Management, LLC ("Marsico"), SSgA Funds Management, Inc. ("SSgA") and Delaware Management Company ("Delaware")

Portfolio Managers:

Wellington: Andrew Shilling and Team;

Marsico: Thomas F. Marsico;

SSgA: Nick de Peyster and Team

Delaware: Jeffrey S. Van Harte and Team

Objective:

Capital appreciation

Investment process:

Wellington applies in-depth fundamental research in its effort to identify corporate change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies it evaluates. Wellington's strategy is focused on investing in companies that appear well-positioned to benefit from long-lasting trends and that have structural advantages to maintaining their position.

Marsico uses an approach that combines top-down macro-economic analysis with bottom-up stock selection. It considers macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive environment. It then seeks to identify companies with earnings growth potential that may not be recognizable by the market at large. Marsico's stock selection process may focus on factors such as market expertise or dominance, franchise durability and pricing power, solid company

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Advisors' comments – continued

In contrast, overweight positions in the telecommunication services and consumer discretionary sectors detracted from results. These sectors were relatively weak, posting absolute returns of -25% and -11%, respectively. The Portfolio's underweight position in the consumer staples industry also hurt performance when that sector returned a relatively strong 6%. Merck & Co, Inc., a holding in the pharmaceuticals, biotechnology & life sciences industry, was the largest individual detractor from performance for the period. Other positions with negative returns included Schlumberger Ltd., Comcast Corp.,1 and Microsoft Corp.

As of January 31, 2008, our economic sector allocations emphasized the consumer discretionary, energy, industrials and information technology sector. We had little or no exposure to the utilities sector.

SSgA

Our portion of the Portfolio generated a negative absolute return and underperformed the Portfolio's benchmark during the reporting period. Our investment process incorporates perspectives on valuation, quality and sentiment, and these components offered mixed performance for this time period.

Stock selection drove our performance results. Underperforming stock picks in eight of 10 economic sectors represented in the benchmark detracted from performance. Negative contributors at the sector level included the technology, financials, consumer discretionary and telecommunication sectors. Within technology, a position in NVIDIA Corp. declined 28% for the period. Shares of the world's second largest producer of computer graphics chips fell after its sales growth forecast trailed analysts' estimates. In addition, an overweight position in Motorola, Inc.1 weighed heavily on our results. Motorola, the US mobile phone maker, fell 17% for the period on deteriorating fundamentals. Elsewhere, an overweight position in WellCare Health Plans, Inc.1 plunged 78%, making it the single largest negative contributor to performance. News that WellCare was being probed by the US Justice Department and the Florida Attorney General's Medicaid fraud unit sent its shares spiraling downward.

Investment process (concluded)

fundamentals, as well as strong management and reasonable valuations.

SSgA uses several independent quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large-cap growth universe and combines factors to produce an overall rank. Comprehensive research helps determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting Portfolio has characteristics similar to the benchmark. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the benchmark.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

1  Not held by the Portfolio as of January 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Advisors' comments – concluded

Strong stock picking among industrials and utilities stocks positively contributed to performance, partially offsetting our losses. For example, an overweight position in Apollo Group, Inc. climbed 35% for the period. Within the utilities sector, our holding in Energen Corp. rose 21%, bolstering results. At the stock level, the single largest positive contributor to performance was an overweight position in GameStop Corp., the world's largest video game and entertainment software retailer. Shares of GameStop increased 28% for the period after reporting record fiscal third quarter results.

Wellington Management

During the reporting period, our portion of the Portfolio outperformed the benchmark. The greatest contributor to relative performance was our allocation to, and stock selection within, the materials sector. This portion of the portfolio represented an average overweight of 2.8% versus the benchmark and posted a return of 41.9%. Potash Corp. (+74.8%) and Agrium Inc. (+54.6%) were our top contributors in this sector. Elsewhere, energy stocks Transocean Inc. (+7.23%) and EOG Resources, Inc. (+24.1%) contributed to performance, as did industrials companies Foster Wheeler Ltd. (+56.2%) and Parker Hannifin1 (+15.9%). An underweight position in the poorly performing consumer discretionary sector also helped our relative performance.

An overweight position in the information technology sector was the greatest detractor from relative performance. With an average overweight of 6.8% versus the benchmark, this was our largest single allocation for the period. Our holdings in Cadence Design Systems Inc. (-52.8%) and Altera Corp. (-26.9%) were key drivers of underperformance in this sector. A 26.9% loss in the telecommunication services sector was another detractor from absolute and relative performance, as NII Holdings1 (-43.9%) and Metropcs Communications, Inc. (-51.4%) both declined substantially. An underweight position to the fairly strong- performing consumer staples sector also detracted from performance.

Delaware

Since assuming responsibility for our portion of the Portfolio, through period end, we lagged the benchmark primarily due to stock selection.

Stocks hurting performance included Seagate Technology, Google, Inc. and Apple, Inc., all of which experienced solid earnings, but saw their performance dragged down by other factors. For example, Google's disappointing consumer search growth and Apple's iPod's sales growth exacerbated investor concerns about the economy in general and technology stocks in particular. We do not believe that these issues negate our reasons for holding these stocks over the long term, however. In fact, in many cases we added to our exposures to these stocks following the market's volatility in January 2008.

On the upside, Zimmer Holdings, Inc. and Qualcomm, Inc. were our best-performing stocks during the period. Zimmer's shares fell in 2007 on a relatively short-term growth hurdle after missing out on a key hip replacement product. However, during the period, they reported earnings that exceeded market expectations, assuaging investor fears that their growth might be slowing. Qualcomm performed well as their strong fundamentals appear to be overcoming the negativity surrounding their stock following their very public litigation battles with Broadcom and Nokia.

1  Not held by the Portfolio as of January 31, 2008.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-2.05%	-2.11%	10.70%	N/A	-2.66%
maximum sales charge	Class B3	-2.52%	-2.97%	9.73%	N/A	-3.32%
or UBS PACE Select	Class C4	-2.51%	-2.96%	9.79%	N/A	-3.43%
program fee	Class Y5	-1.93%	-1.77%	11.13%	N/A	-1.30%
	Class P6	-1.90%	-1.79%	11.03%	2.13%	5.87%
After deducting	Class A2	-7.45%	-7.50%	9.46%	N/A	-3.43%
maximum sales charge	Class B3	-7.26%	-7.69%	9.46%	N/A	-3.32%
or UBS PACE Select	Class C4	-3.46%	-3.91%	9.79%	N/A	-3.43%
program fee	Class P6	-2.63%	-3.26%	9.38%	0.61%	4.30%
Russell 1000 Growth Index		-3.15%	0.51%	10.84%	2.69%	7.16%
Lipper Large-Cap Growth Funds median		-2.19%	1.07%	10.14%	3.86%	6.74%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 5.71%; 5-year period, 11.21%; since inception, -2.09%; Class B—1-year period, 5.95%; 5-year period, 11.25%; since inception, -1.98%; Class C—1-year period, 9.92%; 5-year period, 11.53%; since inception, -2.07%; Class Y—1-year period, 12.25%; 5-year period, 12.91%; since inception, 0.13%; Class P—1-year period, 10.50%; 5-year period, 11.12%; 10-year period, 1.83%; since inception, 5.19%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: Class A—1.25% and 1.20%; Class B—2.24% and 2.05%; Class C—2.09% and 2.04%; Class Y—0.86% and 0.81%; and Class P—0.95% and 0.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2008 to the extent necessary to reflect the lower fees paid to the portfolio's investment advisor as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA FM. The portfolio and UBS Global AM have entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.30%; Class B—2.05%; Class C—2.05%; Class Y—1.05%; and Class P—1.05%. The portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the portfolio's expenses in any of those three years to exceed these expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth rates.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Net assets (bn)	$1.4
Number of holdings	187
Portfolio composition[1]	01/31/08
Common stocks	92.6%
ADRs	5.6
Cash equivalents and other assets less liabilities	1.8
Total	100.0%
Top five sectors[1]	01/31/08
Information technology	25.7%
Industrials	15.4
Consumer discretionary	13.8
Health care	13.8
Financials	9.0
Total	77.7%
Top ten equity holdings[1]	01/31/08
Microsoft	3.1%
Google	3.0
Apple	2.7
General Dynamics	2.0
Monsanto	1.8
McDonald's	1.7
Merck & Co.	1.6
Oracle	1.6
UnitedHealth Group	1.5
QUALCOMM	1.5
Total	20.5%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—98.17% Security description	Number of shares	Value
Aerospace & defense—5.36%
Boeing Co.	72,850	$6,059,663
General Dynamics Corp.	323,273	27,303,638
L-3 Communications Holdings, Inc.	52,200	5,785,326
Lockheed Martin Corp.	187,867	20,274,607
Northrop Grumman Corp.	62,690	4,975,078
Precision Castparts Corp.	15,200	1,729,760
Raytheon Co.	133,500	8,696,190
		74,824,262
Air freight & couriers—1.01%
Expeditors International of Washington, Inc.	151,900	7,183,351
United Parcel Service, Inc., Class B	95,000	6,950,200
		14,133,551
Airlines—0.26%
UAL Corp.[1]	95,400	3,620,430
Auto components—0.31%
BorgWarner, Inc.	86,000	4,352,460
Automobiles—0.54%
Toyota Motor Corp., ADR[1]	69,338	7,526,640
Banks—1.63%
Banco Itau Holding Financeira SA, ADR	110,670	2,576,398
Bank of New York Mellon Corp.	140,600	6,556,178
Northern Trust Corp.	86,900	6,374,984
Wells Fargo & Co.	214,319	7,288,989
		22,796,549
Beverages—1.13%
Coca-Cola Co.	17,400	1,029,558
Coca-Cola Enterprises, Inc.[1]	57,100	1,317,297
Constellation Brands, Inc., Class A*	59,500	1,243,550
PepsiAmericas, Inc.	166,100	4,092,704
PepsiCo, Inc.	118,220	8,061,422
		15,744,531
Biotechnology—2.37%
Biogen Idec, Inc.*	83,900	5,113,705
Genentech, Inc.*	220,680	15,489,529
Gilead Sciences, Inc.*	66,690	3,047,066
Invitrogen Corp.**	47,700	4,086,459
Millennium Pharmaceuticals, Inc.*	349,600	5,303,432
		33,040,191

Security description	Number of shares	Value
Chemicals—3.58%
Air Products & Chemicals, Inc.	93,820	$8,445,676
Celanese Corp.	26,200	974,116
CF Industries Holdings, Inc.	20,200	2,159,986
Monsanto Co.	224,948	25,293,153
Potash Corp. of Saskatchewan, Inc.[1]	47,160	6,643,901
Praxair, Inc.	80,000	6,472,800
		49,989,632
Commercial services & supplies—2.75%
Apollo Group, Inc., Class A*	119,360	9,517,766
Deluxe Corp.	82,500	2,006,400
Hewitt Associates, Inc., Class A*	120,600	4,482,702
Manpower, Inc.	74,130	4,170,554
MasterCard, Inc., Class A	43,600	9,025,200
Republic Services, Inc.	148,600	4,458,000
Weight Watchers International, Inc.[1]	110,000	4,686,000
		38,346,622
Communications equipment—4.11%
Cisco Systems, Inc.*	730,450	17,896,025
Juniper Networks, Inc.*	168,300	4,569,345
Plantronics, Inc.	216,800	4,140,880
QUALCOMM, Inc.	505,670	21,450,521
Research In Motion Ltd.1,*	100,000	9,388,000
		57,444,771
Computers & peripherals—6.15%
Apple, Inc.*	281,285	38,074,737
Hewlett-Packard Co.[1]	170,140	7,443,625
International Business Machines Corp.	106,100	11,388,774
Network Appliance, Inc.1,*	197,890	4,595,006
NVIDIA Corp.*	234,300	5,761,437
Seagate Technology[1]	390,000	7,905,300
Teradata Corp.*	210,000	5,002,200
Western Digital Corp.*	213,600	5,649,720
		85,820,799
Construction & engineering—1.86%
Fluor Corp.	120,860	14,705,036
Foster Wheeler Ltd.*	90,270	6,180,787
Jacobs Engineering Group, Inc.*	59,400	4,540,536
Shaw Group, Inc.*	9,100	514,150
		25,940,509
Containers & packaging—0.04%
Owens-Illinois, Inc.*	11,600	584,640

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Diversified financials—5.54%
American Express Co.	173,400	$8,552,088
CME Group, Inc.	23,750	14,698,875
Goldman Sachs Group, Inc.[1]	96,302	19,334,553
Intercontinental Exchange, Inc.*	60,800	8,509,568
Invesco Ltd.[1]	221,240	6,022,153
JPMorgan Chase & Co.	93,840	4,462,092
MF Global Ltd.1,*	212,930	6,398,546
TD Ameritrade Holding Corp.*	97,400	1,827,224
Western Union Co.	336,120	7,529,088
		77,334,187
Diversified telecommunication services—1.55%
AT&T, Inc.	368,653	14,189,454
Nokia Oyj, ADR	203,390	7,515,260
		21,704,714
Electrical equipment—0.98%
ABB Ltd., ADR[1]	271,650	6,791,250
SunPower Corp., Class A1,*	46,640	3,222,358
Thomas & Betts Corp.*	82,000	3,710,500
		13,724,108
Electronic equipment & instruments—0.26%
Suntech Power Holdings Co., Ltd., ADR1,*	66,210	3,623,673
Energy equipment & services—4.10%
Cameron International Corp.*	187,658	7,555,111
Diamond Offshore Drilling, Inc.	8,790	992,655
Dresser-Rand Group, Inc.*	122,500	3,883,250
FMC Technologies, Inc.1,*	99,100	4,772,656
Global Industries Ltd.*	190,200	3,358,932
Halliburton Co.[1]	92,930	3,082,488
National-Oilwell Varco, Inc.*	98,600	5,938,678
Schlumberger Ltd.	111,683	8,427,599
Transocean, Inc.*	156,795	19,223,067
		57,234,436
Food & drug retailing—1.79%
Agrium, Inc.	92,460	5,956,273
CVS Caremark Corp.	232,789	9,095,066
Terra Industries, Inc.*	85,100	3,835,457
Walgreen Co.	175,000	6,144,250
		25,031,046
Food products—0.23%
Corn Products International, Inc.	94,800	3,204,240
Gas utilities—0.34%
Energen Corp.	76,500	4,811,850

Security description	Number of shares	Value
Health care equipment & supplies—1.74%
Covidien Ltd.	113,610	$5,070,414
DENTSPLY International, Inc.	104,600	4,321,026
Hologic, Inc.1,*	103,990	6,692,797
Zimmer Holdings, Inc.*	105,200	8,234,004
		24,318,241
Health care providers & services—4.06%
Aetna, Inc.	66,700	3,552,442
Express Scripts, Inc.*	87,400	5,898,626
Henry Schein, Inc.*	108,500	6,307,105
Humana, Inc.*	76,600	6,150,980
McKesson Corp.	186,190	11,690,870
UnitedHealth Group, Inc.	423,547	21,533,130
WellPoint, Inc.*	19,300	1,509,260
		56,642,413
Hotels, restaurants & leisure—5.76%
Burger King Holdings, Inc.	152,200	4,010,470
International Game Technology	304,920	13,010,937
Las Vegas Sands Corp.*	117,269	10,280,973
McDonald's Corp.	439,711	23,546,524
MGM Mirage*	201,051	14,720,954
Wynn Resorts Ltd.	101,806	11,705,654
Yum! Brands, Inc.	91,200	3,115,392
		80,390,904
Household durables—0.62%
Tupperware Brands Corp.	235,400	8,709,800
Household products—0.75%
Procter & Gamble Co.	159,800	10,538,810
Industrial conglomerates—0.72%
Siemens AG, ADR[1]	77,490	10,058,202
Insurance—1.17%
AFLAC, Inc.	70,300	4,311,499
AON Corp.	277,910	12,094,643
		16,406,142
Internet & catalog retail—0.47%
Amazon.com, Inc.*	28,800	2,237,760
Expedia, Inc.1,*	185,600	4,272,512
		6,510,272
Internet software & services—4.58%
eBay, Inc.1,*	448,600	12,062,854
Google, Inc., Class A1,*	73,451	41,448,399
McAfee, Inc.1,*	147,260	4,956,772
VeriSign, Inc.*	162,010	5,495,379
		63,963,404

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
IT consulting & services—1.75%
Accenture Ltd., Class A	202,980	$7,027,168
Automatic Data Processing, Inc.	137,160	5,564,581
Cognizant Technology Solutions Corp., Class A1,*	105,570	2,945,403
Paychex, Inc.[1]	135,000	4,417,200
Sun Microsystems, Inc.*	255,000	4,462,500
		24,416,852
Machinery—1.43%
AGCO Corp.*	81,700	4,919,974
Caterpillar, Inc.	96,600	6,872,124
Danaher Corp.	82,180	6,118,301
Deere & Co.	22,852	2,005,492
		19,915,891
Media—1.26%
Omnicom Group, Inc.	43,900	1,991,743
Reuters Group PLC, ADR	92,200	6,686,344
Viacom, Inc., Class B*	163,910	6,353,152
Walt Disney Co.[1]	84,100	2,517,113
		17,548,352
Metals & mining—1.03%
Cameco Corp.[1]	132,960	4,500,696
Companhia Vale do Rio Doce (CVRD), ADR	129,660	3,887,207
Freeport-McMoRan Copper & Gold, Inc., Class B	42,730	3,804,252
Worthington Industries, Inc.[1]	134,500	2,204,455
		14,396,610
Multi-line retail—0.67%
Kohl's Corp.1,*	94,610	4,318,000
Wal-Mart Stores, Inc.	100,000	5,088,000
		9,406,000
Oil & gas—3.81%
Chevron Corp.	60,100	5,078,450
ConocoPhillips	125,890	10,111,485
EOG Resources, Inc.[1]	88,720	7,763,000
Exxon Mobil Corp.[1]	117,900	10,186,560
Frontier Oil Corp.	36,300	1,280,301
Noble Energy, Inc.	7,900	573,382
Occidental Petroleum Corp.	23,600	1,601,732
Petroleo Brasileiro SA, ADR[1]	108,904	12,103,590
Ultra Petroleum Corp.*	64,830	4,460,304
		53,158,804

Security description	Number of shares	Value
Pharmaceuticals—5.60%
Abbott Laboratories	198,220	$11,159,786
Allergan, Inc.	125,000	8,398,750
Elan Corp. PLC, ADR1,*	234,240	5,952,038
Johnson & Johnson	126,400	7,996,064
Medco Health Solutions, Inc.*	133,000	6,660,640
Merck & Co., Inc.	481,613	22,289,050
Pfizer, Inc.	158,800	3,714,332
Schering-Plough Corp.	200,740	3,928,482
Teva Pharmaceutical Industries Ltd., ADR	176,720	8,136,189
		78,235,331
Real estate—0.61%
ProLogis REIT	143,324	8,506,279
Road & rail—0.99%
Norfolk Southern Corp.	24,665	1,318,252
Union Pacific Corp.	100,447	12,558,888
		13,877,140
Semiconductor equipment & products—2.27%
Altera Corp.	341,770	5,772,495
Intel Corp.[1]	667,327	14,147,333
Linear Technology Corp.[1]	179,410	4,964,275
MEMC Electronic Materials, Inc.*	47,740	3,411,500
National Semiconductor Corp.	1,500	27,645
Novellus Systems, Inc.*	142,000	3,373,920
		31,697,168
Software—6.59%
Autodesk, Inc.*	109,740	4,515,801
Cadence Design Systems, Inc. *	276,860	2,810,129
Electronic Arts, Inc.1,*	206,420	9,778,115
Intuit, Inc.1,*	295,900	9,081,171
Microsoft Corp.	1,341,655	43,737,953
Oracle Corp.1,*	1,075,420	22,099,881
		92,023,050
Specialty retail—2.94%
AutoZone, Inc.*	47,500	5,741,800
GameStop Corp., Class A1,*	147,100	7,609,483
Lowe's Cos., Inc.	268,926	7,110,403
Sherwin-Williams Co.	87,100	4,982,991
Staples, Inc.	299,000	7,158,060
TJX Cos., Inc.	269,600	8,508,576
		41,111,313
Textiles & apparel—1.20%
Nike, Inc., Class B1	271,660	16,777,722
Tobacco—0.29%
Altria Group, Inc.	52,900	4,010,878

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
Wireless telecommunication services—1.97%
America Movil SAB de C.V., ADR, Series L1	49,700	$2,977,527
China Mobile Ltd.	103,619	7,833,597
Crown Castle International Corp.*	155,200	5,616,688
Metropcs Communications, Inc.1,*	198,330	3,583,823
Telephone and Data Systems, Inc.	69,700	3,675,978
US Cellular Corp.*	53,000	3,768,300
		27,455,913
Total common stocks (cost—$1,358,545,382)		1,370,909,332
	Face amount
Repurchase agreement—2.49%
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400%, due 02/01/08, collateralized by $7,545,000 Federal Home Loan Bank obligations, 5.250% due 02/13/08, $3,183,080 US Treasury Bills, zero coupon due 05/01/08, $2,002,420 US Treasury Bonds, 8.125% due 08/15/19 and $20,627,253 US Treasury Notes, 4.750% due 12/31/08 to 01/31/12; (value—$35,538,957); proceeds: $34,841,355 (cost—$34,840,000)	$34,840,000	34,840,000

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—9.07%
Money market funds[2]—9.07%
AIM Prime Portfolio, 3.663%	18,082	$18,082
BlackRock Provident Institutional TempFund, 4.123%	60,044,131	60,044,131
DWS Money Market Series, 4.201%	6,694,455	6,694,455
UBS Private Money Market Fund LLC,[3] 3.941%	59,868,056	59,868,056
Total money market funds and investments of cash collateral from securities loaned (cost—$126,624,724)		126,624,724
Total investments (cost—$1,520,010,106)— 109.73%		1,532,374,056
Liabilities in excess of other assets—(9.73)%		(135,890,168)
Net assets—100.00%		$1,396,483,888

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2008.

2  Rates shown reflect yield at January 31, 2008.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2008.

Security description	Value at 07/31/07	Purchases during the six months ended 01/31/08	Sales during the six months ended 01/31/08	Value at 01/31/08	Net income earned from affiliate for the six months ended 01/31/08
UBS Private Money Market Fund LLC	$203,334,921	$1,146,440,669	$1,289,907,534	$59,868,056	$186,383

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	88.1%
Canada	2.0
Cayman Islands	2.0
Bermuda	2.0
Brazil	1.2
Germany	0.7
Netherland Antilles	0.6
Israel	0.5
Hong Kong	0.5
Japan	0.5
Finland	0.5
Switzerland	0.4
United Kingdom	0.4
Ireland	0.4
Mexico	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares declined 11.23% (before the deduction of the maximum UBS PACE Select program fee, and declined 11.89% after the deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the Russell 2500 Value Index (the "benchmark") declined 8.88% and the median return for the Lipper Small-Cap Value Funds category declined 10.09%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 106. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

Market returns during the six months ended January 31, 2008 were negative, impacted by the severe volatility throughout the period. Several problems emerged during this time period, creating headwinds for the markets. These included the subprime mortgage crisis, declining home values, rising foreclosures, record high oil prices, declining job creation and rising unemployment. As is typical in these market conditions, investors fled to the perceived safety of large-cap stocks, which held up much better than their small-cap brethren. January saw general deterioration throughout all asset classes and styles of investing, as US stocks set new lows during the first three weeks of the month.

In January 2008, the Federal Reserve Board (the "Fed") cut the federal funds rate twice within nine days. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) On January 22nd, it reduced the rate by 0.75%, and by another 0.50% on January 30th, bringing it to 3.00%—its the lowest level since May 2005. These cuts provided welcome respite to the beleaguered markets, and stocks responded by moving higher in the last week of January.

Advisors' comments
Ariel

During the reporting period, our portion of the Portfolio lagged the benchmark. The most detrimental sector was financial services. Our weightings in the sector were similar to the benchmark's, but the stocks we held fared

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Value Equity Investments

Advisors:

Ariel Capital Management, LLC ("Ariel"),

Opus Capital Management ("Opus")

and Metropolitan West Capital Management, LLC ("MetWest Capital")

Portfolio Managers:

Ariel: John W. Rogers, Jr.;

Opus: Team;

MetWest Capital: Gary W. Lisenbee and Samir Sikka

Objective:

Capital appreciation

Investment process:

Ariel seeks to invest in stocks of quality companies in industries where it believes it has expertise. Ariel buys stocks when it determines that these businesses appear to be selling at excellent values. It believes that quality companies share several attributes that should result in capital appreciation over time, such as solid financials, high entry barriers, competitive advantages and quality management teams.

Opus uses quantitative and qualitative analysis to construct a value-oriented portfolio of stocks that are believed to be fundamentally undervalued, financially strong, and exhibit strong earnings growth and positive earnings momentum.

MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically two to three years), and constructs a portfolio of highest conviction ideas.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Advisors' comments – continued

worse—losing 8.3% while those stocks in the benchmark declined 5.1%. Two holdings in particular negatively impacted our results: regional bank City National Corp. and real estate services firm Jones Lang LaSalle, Inc. These stocks fell 18.6% and 21.2%, respectively. Overall, we believe financial services firms have been punished with little regard for their underlying quality, and that our financial services holdings are among the most conservative.

The other difficult area for us was the technology sector. While we only held two stocks in this sector, both names struggled. Electronic wire distributor Anixter International, Inc. lost 15.7%, while consulting firm BearingPoint, Inc. which represented a smaller piece of the portfolio, lost 69.8%. We consider both to be attractive investments, the former due to fundamental strength and the latter due to its considerably low valuation.

More positively, on both an absolute and a relative basis, our investments in the healthcare sector performed best during the reporting period. Our three stocks from that area, Bio-Rad Laboratories Inc., IMS Health, Inc., and Invacare Corp., rose during the period. We sold Invacare after it posted strong gains to pursue what we believe to be more attractive investments, but continue to maintain positions in the other two holdings.

On a relative basis versus the benchmark, our stocks in the consumer discretionary and services sector performed well. On average, the sector represented 26% of our portfolio while the Russell 2500 Value Index had an average 12% weighting to the sector. While the benchmark's holdings lost 20.4%, our holdings fell 11.1%. Of particular note, Hewitt Associates, Inc., one of the premier human resources outsourcing companies and a significant holding in the portfolio, gained 24% over the six-month period.

Opus

The six months ended January 31, 2008 were a difficult period for our portion of the Portfolio on an absolute and relative basis. Significant headwinds buffeted our approach to investing during the period. Stocks with P/E (price to earnings) ratios in the lowest 40% of the small-cap universe were the worst performers prior to the Fed's rate cuts. Low valuations rallied back in favor over the final eight days of January 2008. Additionally, stocks that sported the lowest price to earnings growth ratios (P/E divided by growth plus yield) were the worst performers over the six months ended January 31, 2008. These two measures help us identify companies with what we believed were low valuations and good growth prospects. However, this style of investing was out of favor during the six months ended January 31, 2008.

Certain areas worked well during the reporting period, including increasing our holdings in the healthcare sector. We purchased two names that we believe will benefit from an aging American population and an increase in government-sponsored healthcare services. Our addition of two defense-related technology stocks also aided returns during the period. We believe future defense appropriations will flow toward more domestic programs, such as homeland security, and away from foreign arenas, namely the conflicts in Iraq and Afghanistan.

Other areas dragged on our performance, including an overweight position in the consumer discretionary sector. These stocks performed poorly as investors became increasingly concerned about a weakening consumer. Despite these concerns, we remain overweighted in consumer discretionary stocks and believe that compelling opportunities and valuations reside in this sector. Our underweighting in regional banks and REITs

Investment process (concluded)

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is ideally suited to the small cap market segment.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Advisors' comments – concluded

during the month of January hurt our relative performance as stocks in these industries roared back to life after the Fed's interest rate cuts in late January. We remain underweighted in these two areas, as we believe the rally is premature and more negative news awaits these stocks.

MetWest Capital

During this challenging period, our portion of the Portfolio slightly lagged its benchmark. Over long periods of time, our research-driven approach seeks to add value through strong stock selection. However, due to extreme over- and underperformance in a few segments of the market, the negative impact of our sector weighting relative to the benchmark more than offset favorable stock selection over the six-month period. It is important to note that sector weights are a by-product of bottom-up stock selection decisions, rather than reflective of a top-down view on the market.

Security selection was strong in several sectors, most notably industrials and consumer discretionary. Within industrials, composite materials producer Hexcel Corp. was the best performer. While our reasons for buying Hexcel remained intact, we felt most of the good news was already reflected in the stock price and had difficulty identifying additional, unique catalysts. Because we did not believe there was more upside potential, we opted to sell Hexcel in December 2007. In the consumer discretionary sector, Central European Media Enterprises Ltd. and Corinthian Colleges, Inc. were top contributors. While we trimmed our position in Central European Media, taking gains, the international cable company's long-term prospects for entrance into new markets make the stock continue to appear attractive in our view. When Corinthian Colleges' stock price appreciated, we sold the position in late 2007 in favor of other investment opportunities that we considered to have more attractive risk/reward profiles.

While we also benefited from an overweight position in the top-performing healthcare sector, this was more than offset by weak stock selection in that sector. The primary detractor, Advanced Medical Optics, Inc., fell as consumer spending weakened, primarily due to the company's involvement in elective laser vision correction surgery. However, we believe this company will be an excellent long-term investment given its leading position in the growing eye care industry.

An overweight position in the bottom-performing consumer discretionary sector subtracted value relative to the benchmark over the six-month period. Over the long term, we will continue to seek to add value through stock selection, as we have since we began managing a portion of the Portfolio in October 2005.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-11.27%	-9.48%	12.58%	N/A	9.19%
maximum sales charge	Class B3	-11.68%	-10.23%	11.66%	N/A	8.53%
or UBS PACE Select	Class C4	-11.63%	-10.15%	11.73%	N/A	8.37%
program fee	Class Y5	-11.12%	-9.19%	12.96%	N/A	9.84%
	Class P6	-11.23%	-9.33%	12.77%	5.94%	9.06%
After deducting	Class A2	-16.13%	-14.46%	11.32%	N/A	8.33%
maximum sales charge	Class B3	-15.54%	-14.16%	11.40%	N/A	8.53%
or UBS PACE Select	Class C4	-12.41%	-10.93%	11.73%	N/A	8.37%
program fee	Class P6	-11.89%	-10.68%	11.09%	4.36%	7.43%
Russell 2500 Value Index		-8.88%	-12.53%	16.04%	9.46%	12.17%
Lipper Small-Cap Value Funds median		-10.09%	-11.74%	14.44%	8.32%	10.86%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -7.80%; 5-year period, 11.35%; since inception, 9.15%; Class B—1-year period, -7.43%; 5-year period, 11.45%; since inception, 9.35%; Class C—1-year period, -3.97%; 5-year period, 11.77%; since inception, 9.20%; Class Y—1-year period, -2.06%; 5-year period, 13.00%; since inception, 10.69%; Class P—1-year period, -3.73%; 5-year period, 11.12%; 10-year period, 4.68%; since inception, 7.90%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: Class A—1.27% and 1.27%; Class B—2.13% and 2.13%; Class C—2.04% and 2.04%; Class Y—0.94% and 0.94%; and Class P—1.16% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares, and December 20, 2000 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth rates.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Net assets (mm)	$510.0
Number of holdings	168.0
Portfolio composition[1]	01/31/08
Common stocks	96.1%
Cash equivalents and other assets less liabilities	3.9
Total	100.0%
Top five sectors[1]	01/31/08
Financials	24.4%
Industrials	22.7
Consumer discretionary	16.3
Information technology	11.6
Health care	7.5
Total	82.5%
Top ten equity holdings[1]	01/31/08
Markel	2.0%
Anixter International	1.9
Hewitt Associates	1.9
HCC Insurance Holdings	1.9
Brady Corp.	1.7
Mohawk Industries	1.6
IMS Health	1.5
Royal Caribbean Cruises	1.4
Constellation Brands	1.4
Energizer Holdings	1.4
Total	16.7%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—96.06% Security description	Number of shares	Value
Aerospace & defense—0.26%
BE Aerospace, Inc.*	34,150	$1,318,532
Auto components—0.27%
Aftermarket Technology Corp.1,*	54,500	1,384,845
Automobiles—0.43%
Thor Industries, Inc.[1]	62,500	2,207,500
Banks—5.84%
Boston Private Financial Holdings, Inc.[1]	110,000	2,511,300
Cathay General Bancorp[1]	127,000	3,293,110
City National Corp.[1]	121,000	6,882,480
Colonial BancGroup, Inc.[1]	226,000	3,548,200
CVB Financial Corp.[1]	316,000	3,523,400
International Bancshares Corp.	121,000	2,509,540
Sterling Bancshares, Inc.[1]	239,200	2,399,176
TrustCo Bank Corp. NY1	301,000	3,100,300
W Holding Co., Inc.[1]	1,376,650	1,996,142
		29,763,648
Beverages—1.42%
Constellation Brands, Inc., Class A1,*	345,700	7,225,130
Building products—1.16%
Apogee Enterprises, Inc.[1]	112,550	1,963,998
Crane Co.	42,900	1,753,323
USG Corp.1,*	60,100	2,199,660
		5,916,981
Chemicals—0.94%
Hercules, Inc.	125,700	2,203,521
RPM International, Inc.[1]	120,000	2,596,800
		4,800,321
Commercial services & supplies—12.81%
Consolidated Graphics, Inc.*	32,950	1,657,715
Dun & Bradstreet Corp.	38,800	3,568,824
Equifax, Inc.[1]	194,200	7,202,878
G & K Services, Inc., Class A	51,000	2,038,470
H&R Block, Inc.[1]	322,300	6,210,721
Herman Miller, Inc.	115,900	3,683,302
Hewitt Associates, Inc., Class A*	259,900	9,660,483
Kforce, Inc.*	134,850	1,200,165
Korn/Ferry International1,*	135,450	2,179,390
LECG Corp.*	85,100	722,499
Mobile Mini, Inc.*	108,300	1,646,160
MPS Group, Inc.1,*	189,800	1,907,490
Navigant Consulting, Inc.1,*	320,350	3,792,944
Resources Connection, Inc.[1]	118,000	2,469,740
Schawk, Inc.[1]	147,000	2,110,920
School Specialty, Inc.1,*	86,000	2,791,560
Sotheby's	100,300	3,116,321
Steelcase, Inc., Class A1	290,500	4,453,365
United Stationers, Inc.1,*	58,000	3,205,080

Security description	Number of shares	Value
Commercial services & supplies—(concluded)
Watts Water Technologies, Inc., Class A1	58,000	$1,722,020
		65,340,047
Communications equipment—0.25%
Avocent Corp.1,*	77,500	1,286,500
Computers & peripherals—1.19%
Avid Technology, Inc.1,*	115,000	2,980,800
Electronics for Imaging, Inc.*	210,000	3,099,600
		6,080,400
Construction & engineering—0.87%
EMCOR Group, Inc.*	88,700	1,945,191
Granite Construction, Inc.[1]	65,000	2,474,550
		4,419,741
Diversified financials—6.64%
Apollo Investment Corp.[1]	142,200	2,158,596
Ares Capital Corp.[1]	147,650	2,064,147
Assured Guaranty Ltd.[1]	300,500	7,109,830
ASTA Funding, Inc.[1]	57,950	1,209,416
EzCORP, Inc., Class A*	168,700	2,226,840
First Cash Financial Services, Inc.*	30,150	301,802
Investment Technology Group, Inc.1,*	84,800	3,983,056
Janus Capital Group, Inc.	253,800	6,855,138
Knight Capital Group, Inc., Class A1,*	154,400	2,586,200
MCG Capital Corp.[1]	239,200	3,152,656
World Acceptance Corp.1,*	74,150	2,220,051
		33,867,732
Diversified telecommunication services—0.41%
General Communication, Inc., Class A*	290,000	2,090,900
Electrical equipment—4.03%
AMETEK, Inc.	57,000	2,510,280
Brady Corp., Class A	288,050	8,748,078
Energizer Holdings, Inc.*	77,000	7,208,740
Regal-Beloit Corp.	54,900	2,081,808
		20,548,906
Electric utilities—0.58%
Pike Electric Corp.1,*	180,000	2,979,000
Electronic equipment & instruments—5.13%
Anixter International, Inc.1,*	141,000	9,878,460
Arrow Electronics, Inc.*	39,650	1,356,823
Benchmark Electronics, Inc.1,*	283,500	5,032,125
Coherent, Inc.*	111,000	2,886,000
Ingram Micro, Inc., Class A*	116,250	2,066,925
Insight Enterprises, Inc.1,*	47,000	811,690
Plexus Corp.*	98,000	2,213,820
TTM Technologies, Inc.*	188,550	1,917,553
		26,163,396

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Energy equipment & services—2.50%
Helmerich & Payne, Inc.	71,800	$2,815,996
Oceaneering International, Inc.*	42,500	2,447,150
Oil States International, Inc.*	83,600	2,931,016
TETRA Technologies, Inc.*	155,500	2,433,575
Tidewater, Inc.	40,250	2,131,640
		12,759,377
Food & drug retailing—1.08%
Performance Food Group Co.*	92,000	2,909,960
Spartan Stores, Inc.[1]	147,350	2,590,413
		5,500,373
Food products—1.90%
Brooklyn Cheesecake & Desserts Co., Inc.2,*	34,680	8,670
J&J Snack Foods Corp.	104,000	2,601,040
J.M. Smucker Co.	152,000	7,102,960
		9,712,670
Gas utilities—0.91%
Atmos Energy Corp.	88,500	2,541,720
New Jersey Resources Corp.	44,500	2,086,605
		4,628,325
Health care equipment & supplies—2.56%
Advanced Medical Optics, Inc.1,*	126,000	2,649,780
Bio-Rad Laboratories, Inc., Class A1,*	61,600	5,864,936
Cooper Cos., Inc.[1]	53,000	2,087,140
ICU Medical, Inc.1,*	87,000	2,469,930
		13,071,786
Health care providers & services—4.37%
AMN Healthcare Services, Inc.*	93,700	1,463,594
Emergency Medical Services Corp., Class A1,*	93,000	2,861,610
Gentiva Health Services, Inc.*	126,150	2,331,252
Healthspring, Inc.*	129,650	2,682,458
IMS Health, Inc.	321,000	7,668,690
LifePoint Hospitals, Inc.*	63,450	1,713,150
Magellan Health Services, Inc.*	81,000	3,542,940
		22,263,694
Hotels, restaurants & leisure—2.06%
Papa John's International, Inc.1,*	98,000	2,478,420
Royal Caribbean Cruises Ltd.[1]	180,200	7,258,456
Ruby Tuesday, Inc.[1]	96,400	741,316
		10,478,192
Household durables—4.35%
ACCO Brands Corp.1,*	185,400	2,512,170
Black & Decker Corp.[1]	89,200	6,470,568
Mohawk Industries, Inc.1,*	102,500	8,191,800
Newell Rubbermaid, Inc.[1]	208,000	5,016,960
		22,191,498

Security description	Number of shares	Value
Industrial conglomerates—0.75%
Carlisle Cos., Inc.[1]	58,600	$1,951,380
Chemed Corp.[1]	37,000	1,895,510
		3,846,890
Insurance—8.23%
American Financial Group, Inc.	49,100	1,361,543
Argo Group International Holdings, Ltd.1,*	50,623	2,067,443
Aspen Insurance Holdings Ltd.[1]	130,600	3,685,532
Delphi Financial Group, Inc., Class A1	66,800	2,096,184
HCC Insurance Holdings, Inc.	340,101	9,475,214
Infinity Property & Casualty Corp.	26,950	1,074,497
Markel Corp.*	22,400	10,371,200
Navigators Group, Inc.*	33,400	1,928,182
Selective Insurance Group, Inc.	188,000	4,495,080
StanCorp Financial Group, Inc.	110,250	5,425,402
		41,980,277
Internet software & services—0.45%
TriZetto Group, Inc.*	117,600	2,295,552
IT consulting & services—2.24%
BearingPoint, Inc.1,*	1,053,300	2,064,468
CACI International, Inc., Class A1,*	116,300	5,069,517
ManTech International Corp., Class A1,*	57,350	2,345,615
Unisys Corp.*	462,000	1,921,920
		11,401,520
Leisure equipment & products—0.29%
RC2 Corp.*	80,000	1,502,400
Machinery—2.18%
Barnes Group, Inc.	46,050	1,227,233
IDEX Corp.	224,400	7,008,012
Kennametal, Inc.	40,300	1,234,389
Timken Co.	53,700	1,623,351
		11,092,985
Marine—0.50%
Genco Shipping & Trading Ltd.[1]	51,350	2,532,582
Media—2.31%
Central European Media Enterprises Ltd., Class A1,*	28,000	2,654,120
Interpublic Group of Cos., Inc.1,*	398,900	3,562,177
Lee Enterprises, Inc.[1]	214,450	2,560,533
McClatchy Co., Class A1	278,700	3,001,599
		11,778,429
Metals & mining—0.29%
Gibraltar Industries, Inc.	111,050	1,465,860
Multi-line retail—0.19%
Fred's, Inc.[1]	101,950	961,389

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
Oil & gas—1.85%
Berry Petroleum Co.	30,200	$1,131,594
Quicksilver Resources, Inc.1,*	51,000	2,898,330
St. Mary Land & Exploration Co.	76,900	2,709,187
Tsakos Energy Navigation Ltd.	78,000	2,687,100
		9,426,211
Paper & forest products—0.98%
Glatfelter	198,000	2,863,080
Neenah Paper, Inc.	79,000	2,140,900
		5,003,980
Personal products—0.32%
NBTY, Inc.*	68,050	1,648,171
Pharmaceuticals—0.58%
Sciele Pharma, Inc.1,*	122,650	2,933,788
Real estate—3.67%
CB Richard Ellis Group, Inc., Class A*	233,600	4,534,176
DiamondRock Hospitality Co.[1]	196,800	2,587,920
Entertainment Properties Trust[1]	28,700	1,420,650
Jones Lang LaSalle, Inc.	87,100	6,776,380
LaSalle Hotel Properties[1]	44,850	1,229,339
Sunstone Hotel Investors, Inc.	131,200	2,183,168
		18,731,633
Road & rail—1.34%
Forward Air Corp.[1]	99,000	3,069,000
Landstar System, Inc.[1]	50,000	2,501,500
YRC Worldwide, Inc.1,*	70,150	1,284,447
		6,854,947
Semiconductor equipment & products—0.53%
Entegris, Inc.1,*	352,000	2,710,400
Software—1.13%
MSC. Software Corp.*	245,000	3,180,100
Solera Holdings, Inc.*	114,000	2,598,060
		5,778,160
Specialty retail—5.07%
Asbury Automotive Group, Inc.	73,850	1,047,193
Borders Group, Inc.[1]	246,000	2,769,960
Cabela's, Inc.1,*	103,150	1,521,463
Charlotte Russe Holding, Inc.*	94,600	1,705,638
Children's Place Retail Stores, Inc.1,*	139,000	2,577,060
Dress Barn, Inc.1,*	162,950	1,986,360
Group 1 Automotive, Inc.[1]	166,750	4,408,870
Gymboree Corp.*	60,400	2,308,488
Men's Wearhouse, Inc.	68,050	1,734,594
Penske Automotive Group, Inc.[1]	67,450	1,224,892
Sonic Automotive, Inc.[1]	119,600	2,397,980
Tiffany & Co.	54,100	2,158,590
		25,841,088

Security description	Number of shares	Value
Textiles & apparel—0.64%
UniFirst Corp.	73,600	$3,005,824
Volcom, Inc.*	11,700	236,106
		3,241,930
Trading companies & distributors—0.13%
Huttig Building Products, Inc.2,*	162,000	646,380
Wireless telecommunication services—0.43%
iPCS, Inc.[1]	85,000	2,187,050
Total common stocks (cost—$514,380,659)		489,861,116
	Face amount
Repurchase agreement—3.66%
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400%, due 02/01/08, collateralized by $2,179,464 US Treasury Bills, zero coupon due 05/01/08, $1,371,063 US Treasury Bonds, 8.125% due 08/15/19 and $14,123,539 US Treasury Notes, 4.750% due 12/31/08 to 01/31/12; (value—$19,038,390); proceeds: $18,665,726 (cost—$18,665,000)	$18,665,000	18,665,000
	Number of shares
Investments of cash collateral from securities loaned—26.70%
Money market funds[3]—26.70%
AIM Prime Portfolio, 3.663%	5,591	5,591
BlackRock Provident Institutional TempFund, 4.123%	20,967,773	20,967,773
DWS Money Market Series, 4.201%	19,302,560	19,302,560
Federated Treasury Obligation Fund, 1.571%	10	10
UBS Private Money Market Fund LLC,[4] 3.941%	95,874,872	95,874,872
Total money market funds and investments of cash collateral from securities loaned (cost—$136,150,806)		136,150,806
Total investments (cost—$669,196,465)— 126.42%		644,676,922
Liabilities in excess of other assets—(26.42)%		(134,714,813)
Net assets—100.00%		$509,962,109

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2008.

2  Illiquid securities representing 0.13% of net assets as of January 31, 2008.

3  Rates shown reflect yield at January 31, 2008.

4  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2008.

Security description	Value at 07/31/07	Purchases during the six months ended 01/31/08	Sales during the six months ended 01/31/08	Value at 01/31/08	Net income earned from affiliate for the six months ended 01/31/08
UBS Private Money Market Fund LLC	$177,404,260	$317,642,729	$399,172,117	$95,874,872	$299,584

Issuer breakdown by country, commonwealth or territory of origin

Percentage of total investments
United States	95.4%
Bermuda	2.8
Liberia	1.1
Marshall Islands	0.4
Puerto Rico	0.3
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares declined 7.77% (before deduction of the UBS PACE Select program fee, and declined 8.46% after deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the Russell 2500 Growth Index (the "benchmark") declined 5.52%, and the median return of the Lipper Mid-Cap Growth Funds category declined 4.83%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 116. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

In recent months, the US equity market has been posting declines as the likelihood of a recession has become more widely predicted by strategists and economists. Reflecting the problems in the credit markets, financial and housing stocks have already reached new lows. Fear is pervading the current environment, and bearish investor sentiment is approaching extreme levels. While housing, employment and manufacturing reports demonstrate that the economy is weakening, many believe the slowdown could be relatively short-lived. This is due to the positives associated with continued global growth, proactive monetary stimulus by the Federal Reserve Board, the availability of capital from non-US government and quasi-government sources, and strategic corporate and private equity investors.

Advisors' comments
Riverbridge

During the reporting period, our portion of the Portfolio lagged the benchmark modestly. Our portfolio benefited from its underweighting in consumer stocks and its overweighting in healthcare companies. In both of these sectors, our stocks outperformed their benchmark counterparts. Conversely, our overweight position in the information technology sector detracted from results. Stock selection within the industrial and materials sectors also detracted from our relative performance.

Several of our holdings experienced significant moves in their stock prices during the six-month period. For example, shares of Cepheid, Inc.—which creates fully

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Growth
Equity Investments

Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"), AG Asset Management LLC ("AG Asset Management") and Riverbridge Partners, LLC ("Riverbridge")

Portfolio Managers:

Copper Rock: Tucker Walsh, Michael Malouf and Team

AG Asset Management: Team, led by Beth Dater and Sammy Oh

Riverbridge: Team, led by Mark Thompson

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

AG Asset Management seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. AG Asset Management's goal is to ascertain a dynamic of change before it manifests in consensus estimates. AG Asset Management believes that it can be successful because it views the small- and mid-cap market to be inherently less efficient than the large-cap market.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Advisors' comments – continued

integrated systems for genetic analysis in the clinical molecular diagnostic, industrial and biothreat markets—more than doubled in price. This was due to the approval and rapid adoption of new genetic tests. LKQ Corp. also experienced robust stock price appreciation, driven by the acquisition of its only national competitor.

In contrast, two companies witnessed significant drops in their stock prices. Mobile Mini, Inc., a leading provider of portable storage units, declined due to investor fears of a slowdown in the production activity of their customer base. F5 Networks, Inc., a leading provider of network efficiency solutions, fell due to concerns of lower corporate information technology spending.

Unlike the recent past, we no longer see a market backdrop featuring strong corporate earnings gains and the prospect for above average economic growth. We believe that the two most significant concerns facing investors for 2008 involve the proliferation of the credit crunch and the prospects of a domestic recession. These issues illustrate the merits of our focus: we seek to buy high-quality companies with the ability to grow their earnings regardless of the overall economic backdrop.

We sought to position our portfolio with exposure to companies that are able to internally finance their growth. Therefore, they are not reliant on borrowing, which may be difficult during a credit crunch. In fact, we believe several of our holdings will be in a position to use a difficult environment to strengthen their market position relative to competitors and enter new markets.

AG Asset Management

During the reporting period, our portion of the Portfolio underperformed the benchmark. Growth factors which contributed to our outperformance earlier in the reporting period subsided as investors grew increasingly concerned that the US economy is entering a recessionary phase.

Our portfolio's largest sector allocation was in the technology sector, which lagged the benchmark during the six-month period. Within the sector, our holding in ON Semiconductor Corp. was the worst performer. While the company reduced the guidance it offered with regards to possible earnings, we continue to expect it to grow faster than the industry as it transitions to higher powered, more efficient chipsets. Our holdings in the consumer discretionary sector were the largest detractors from performance as investors continued to worry about housing and the increasing cost of oil. Live Nation1 was our weakest position in the sector, as this spin-off from Clear Channel Communications is struggling to transition from a regional concert promoter to a global talent management and merchandising company. However, some of our holdings in the sector posted gains, including Urban Outfitters, Inc., GameStop Corp. and Crocs, Inc.

Although we viewed the fundamentals of the healthcare sector positively, we remained underweighted because valuations appeared rich to us. We clearly missed a strong-performing sector, underestimating the level of consolidation that would occur during 2007. In this area, we benefited from holding generic drug manufacturer Perrigo Co., which advanced over 65% during the period as it continued to take market share

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

1  Not held by the Portfolio as of January 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Advisors' comments – continued

from competitors. As we look into 2008, we are concerned that valuations do not discount the possibility of regulatory changes arising from a White House controlled by the Democratic party.

Our holdings in the financial services sector made the largest overall contribution to performance. Nasdaq Stock Market Inc., a strong performer, has successfully integrated a number of acquisitions and continued to take market share from the New York Stock Exchange. Investment Technology Group, Inc., our second largest contributor, has started to benefit from new international initiatives. The worst performer in the group, East West Bancorp,1 suffered in a continued competitive business environment.

Although our portfolio held only a modest 5% allocation in the energy sector, our stock selection within that sector proved beneficial. Our holding in Denbury Resources Inc. performed well as the company's production and reserve growth exceeded expectations. We have been a longtime believer in this company and its innovative process, which entails injecting carbon dioxide into legacy oilfields to increase and prolong production.

As fundamental long-term investors, we continue to maintain a commitment to seek a diversified group of high quality companies that provide unique products and services, are industry leaders, and have the financial means to allow strong management to execute their business plans. These characteristics remain consistent with our disciplined and fundamental approach to asset management.

Copper Rock

Our portion of the Portfolio lagged the benchmark during the reporting period. This underperformance was due, in part, to stock selection in the producer durables, energy, healthcare and technology sectors. In contrast, stock selection in consumer discretionary, financial services, and consumer staples contributed the most to performance.

On the downside, the healthcare, producer durables, energy and technology sectors were challenging over the six months ended January 31, 2008. Within the healthcare sector, the prevailing uncertainty over healthcare reform and reimbursement legislation negatively impacted some healthcare services companies. In particular, pharmaceutical and medical device companies with new products in the late stages of development fell out of favor as the Food and Drug Administration (FDA) became extremely conservative in their approval process. Despite this environment, we maintained our conviction in our healthcare holdings, and have cautiously added to the sector in recent weeks, as it traditionally has done well in periods of economic slowdown or recession.

Although the technology sector was a leading contributor during most of 2007, stock selection detracted from performance during the six months ended January 31, 2008. In particular, our exposure to the cabling and semiconductor industries negatively impacted performance as corporate technology budgets decelerated once supply caught up with demand. Heading into 2008, we reduced our technology exposure as technology infrastructure spending has shown signs of slowing.

On the upside, a number of stocks in the consumer discretionary sector contributed to performance. These holdings included FTI Consulting, which provides myriad services including bankruptcy consulting, Priceline.com, Inc., an online travel company in the US and Europe and GameStop Corp., a retailer of new and used video games, platforms and software. As the economy weakened in the latter part of 2007, we believed that FTI Consulting, which has continued to gain market share in the email and business forensics analysis

1  Not held by the Portfolio as of January 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Advisors' comments – concluded

area, would also be well positioned to earn additional market share assisting companies with bankruptcy concerns and financial problems.

During the reporting period, we continued to favor companies benefiting from the cycle that began in 2006 when Nintendo, Microsoft and Sony launched upgraded videogame platforms. We feel that GameStop should continue to benefit as the premier seller and reseller of video games and equipment. We also believe the company should maintain its competitive lead against larger, traditional retailers through its exhaustive training of staff and devoted customer base. We also held Activision, Inc., which has continually launched new games for the array of existing game consoles. Elsewhere, during the period we benefited from our holdings in education services companies such as Capella Education and Strayer Education Inc.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)
Average annual total returns for periods ended 01/31/08		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-7.86%	0.32%	12.51%	N/A	1.47%
maximum sales	Class B3	-8.27%	-0.55%	11.50%	N/A	0.76%
charge or UBS PACE	Class C4	-8.22%	-0.40%	11.62%	N/A	0.70%
Select program fee	Class Y5	-7.66%	0.70%	12.92%	N/A	3.93%
	Class P6	-7.77%	0.51%	12.73%	8.72%	9.03%
After deducting	Class A2	-12.94%	-5.17%	11.24%	N/A	0.68%
maximum sales	Class B3	-12.13%	-4.73%	11.24%	N/A	0.76%
charge or UBS PACE	Class C4	-8.99%	-1.24%	11.62%	N/A	0.70%
Select program fee	Class P6	-8.46%	-0.99%	11.05%	7.10%	7.41%
Russell 2500 Growth Index		-5.52%	-2.35%	15.96%	5.86%	7.28%
Lipper Mid-Cap Growth Funds median		-4.83%	2.04%	14.41%	6.92%	8.64%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 9.55%; 5-year period 13.24%; since inception, 2.48%; Class B—1-year period, 10.19%; 5-year period, 13.29%; since inception, 2.56%; Class C—1-year period, 14.12%; 5-year period, 13.63%; since inception, 2.51%; Class Y—1-year period, 16.38%; 5-year period, 14.95%; since inception, 5.87%; Class P—1-year period, 14.48%; 5-year period, 13.07%; 10-year period, 8.29%; since inception, 8.57%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: Class A—1.30% and 1.30%; Class B—2.30% and 2.13%; Class C—2.08% and 2.08%; Class Y—0.93% and 0.93%; and Class P—1.16% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.38%; Class B—2.13%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the portfolio's expenses in any of those three years to exceed these expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Net assets (mm)	$536
Number of holdings	190
Portfolio composition[1]	01/31/08
Common stocks, investment company	95.2%
ADRs	1.4
Cash equivalents and other assets less liabilities	3.4
Total	100.0%
Top five sectors[1]	01/31/08
Information technology	23.3%
Industrials	23.1
Health care	19.8
Consumer discretionary	11.7
Financials	7.3
Total	85.2%
Top ten equity holdings[1]	01/31/08
BE Aerospace	1.8%
MF Global Ltd.	1.7
Nuance Communications	1.4
Pediatrix Medical Group	1.4
Chicago Bridge & Iron	1.3
FTI Consulting	1.3
Huron Consulting Group	1.2
Strayer Education	1.2
Cepheid	1.2
Urban Outfitters	1.1
Total	13.6%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—96.09% Security description	Number of shares	Value
Aerospace & defense—3.31%
AAR Corp.*	77,405	$2,280,351
BE Aerospace, Inc.*	245,081	9,462,577
Curtiss-Wright Corp.	48,325	2,015,153
Ladish Co, Inc.1,*	49,579	1,759,559
Spirit Aerosystems Holdings, Inc., Class A*	80,510	2,223,686
		17,741,326
Air freight & couriers—0.32%
Dynamex, Inc.*	69,000	1,718,790
Auto components—1.46%
Gentex Corp.	263,000	4,171,180
LKQ Corp.*	205,000	3,667,450
		7,838,630
Banks—0.23%
Prosperity Bancshares, Inc.[1]	42,500	1,221,875
Biotechnology—4.58%
Alexion Pharmaceuticals, Inc.*	33,960	2,218,267
Cepheid, Inc.1,*	204,675	6,250,775
Lifecell Corp.1,*	114,773	4,534,681
Millennium Pharmaceuticals, Inc.*	95,020	1,441,453
Neogen Corp.*	133,323	3,198,419
Progenics Pharmaceuticals, Inc.1,*	69,226	1,131,153
Techne Corp.*	50,000	3,250,000
United Therapeutics Corp.*	30,310	2,545,434
		24,570,182
Chemicals—0.68%
Landec Corp.*	200,000	1,864,000
Spartech Corp.	120,000	1,767,600
		3,631,600
Commercial services & supplies—11.34%
Atlas Air Worldwide Holdings, Inc.*	31,475	1,571,862
Bright Horizons Family Solutions, Inc.*	56,595	2,409,249
Capella Education Co.*	42,808	2,700,329
Cenveo, Inc.1,*	218,150	3,390,051
FTI Consulting, Inc.*	122,999	6,803,075
G & K Services, Inc., Class A	73,000	2,917,810
Huron Consulting Group, Inc.*	89,898	6,456,474
Iconix Brand Group, Inc.1,*	119,875	2,492,201
Intermec, Inc.1,*	106,850	2,128,452
ITT Educational Services, Inc.*	44,240	4,041,324
Mobile Mini, Inc.*	90,000	1,368,000
Monster Worldwide, Inc.*	67,634	1,883,607
New Oriental Education & Technology Group, Inc., ADR*	39,920	2,261,468
Resources Connection, Inc.	187,650	3,927,514
Rollins, Inc.	247,500	4,403,025
Strayer Education, Inc.	36,460	6,292,267

Security description	Number of shares	Value
Commercial services & supplies—(concluded)
Universal Technical Institute, Inc.1,*	60,000	$892,800
VistaPrint Ltd.1,*	70,700	2,630,747
Waste Connections, Inc.*	77,469	2,258,996
		60,829,251
Communications equipment—1.86%
Comtech Group, Inc.*	81,628	878,317
Digi International, Inc.*	312,000	3,653,520
Echelon Corp.1,*	151,000	1,984,140
F5 Networks, Inc.*	83,580	1,966,638
Harris Corp.	27,226	1,487,400
		9,970,015
Computers & peripherals—0.93%
Focus Media Holding Ltd., ADR1,*	40,850	1,962,842
Stratasys, Inc.1,*	136,000	3,005,600
		4,968,442
Construction & engineering—1.76%
Chicago Bridge & Iron Co. N.V.	157,495	7,006,953
Quanta Services, Inc.*	111,348	2,440,748
		9,447,701
Containers & packaging—0.39%
Silgan Holdings, Inc.	44,750	2,119,360
Diversified financials—6.02%
Affiliated Managers Group, Inc.1,*	15,430	1,516,923
Bankrate, Inc.1,*	36,475	1,978,039
Cohen & Steers, Inc.[1]	66,725	1,900,995
FCStone Group, Inc.*	42,352	1,878,311
GFI Group, Inc.*	40,365	3,560,597
Investment Technology Group, Inc.*	76,945	3,614,107
MF Global Ltd.*	295,805	8,888,940
Nasdaq Stock Market, Inc.*	58,225	2,694,071
Nymex Holdings, Inc.	22,190	2,551,850
Portfolio Recovery Associates, Inc.[1]	101,145	3,677,632
		32,261,465
Diversified telecommunication services—1.36%
Cbeyond, Inc.*	90,197	3,043,247
Time Warner Telecom, Inc., Class A1,*	242,800	4,244,144
		7,287,391
Electrical equipment—1.11%
General Cable Corp.1,*	71,200	4,130,312
SunPower Corp., Class A1,*	26,615	1,838,830
		5,969,142
Electronic equipment & instruments—2.25%
Greatbatch, Inc.*	133,000	3,003,140

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Electronic equipment & instruments—(concluded)
Itron, Inc.1,*	18,169	$1,497,126
Napco Security Systems, Inc.*	115,750	685,240
Riverbed Technology, Inc.*	152,508	3,408,554
Taser International, Inc.1,*	150,670	1,731,198
Tech Data Corp.*	50,000	1,719,000
		12,044,258
Energy equipment & services—1.84%
Dresser-Rand Group, Inc.*	70,545	2,236,276
Energy Conversion Devices, Inc.1,*	91,750	2,117,590
W-H Energy Services, Inc.*	113,000	5,497,450
		9,851,316
Food & drug retailing—1.36%
Performance Food Group Co.*	96,000	3,036,480
United Natural Foods, Inc.*	177,255	4,250,575
		7,287,055
Food products—0.92%
Hain Celestial Group, Inc.*	92,000	2,484,000
USANA Health Sciences, Inc.1,*	57,000	2,470,950
		4,954,950
Gas utilities—0.79%
Southern Union Co.	156,550	4,255,029
Health care equipment & supplies—6.97%
Abaxis, Inc.*	88,745	2,888,650
AngioDynamics, Inc.1,*	220,775	4,475,109
ArthroCare Corp.1,*	58,000	2,321,740
Beckman Coulter, Inc.	30,850	2,051,525
Conceptus, Inc.1,*	103,267	1,681,187
Cooper Cos., Inc.	72,025	2,836,344
Endologix, Inc.*	203,700	560,175
I-Flow Corp.1,*	109,466	1,565,364
Illumina, Inc.*	68,850	4,385,745
Intuitive Surgical, Inc.*	12,680	3,220,720
MEDTOX Scientific, Inc.*	62,500	1,104,375
ResMed, Inc.*	76,500	3,563,370
Somanetics Corp.*	79,316	2,125,669
SurModics, Inc.*	39,000	1,702,740
West Pharmaceutical Services, Inc.	73,975	2,892,422
		37,375,135
Health care providers & services—5.37%
Advisory Board Co.*	50,000	3,186,000
Henry Schein, Inc.*	40,875	2,376,064
MAXIMUS, Inc.	107,000	3,774,960
Omnicell, Inc.*	75,030	1,881,752
Pediatrix Medical Group, Inc.*	111,369	7,583,115
Psychiatric Solutions, Inc.*	162,240	4,894,781
Universal Health Services, Inc., Class B	67,500	3,181,275
VCA Antech, Inc.*	49,720	1,922,175
		28,800,122

Security description	Number of shares	Value
Hotels, restaurants & leisure—3.76%
Boyd Gaming Corp.[1]	64,219	$1,716,574
Burger King Holdings, Inc.	63,400	1,670,590
Cheesecake Factory, Inc.1,*	148,000	3,233,800
Morgans Hotel Group1,*	106,175	1,546,970
Penn National Gaming, Inc.*	39,329	2,051,007
Pinnacle Entertainment, Inc.*	104,363	1,904,625
Scientific Games Corp., Class A*	126,486	3,010,367
Vail Resorts, Inc.1,*	106,050	5,020,407
		20,154,340
Industrial conglomerates—1.00%
Chemed Corp.[1]	105,185	5,388,628
Insurance—0.77%
eHealth, Inc.*	95,720	2,506,907
HCC Insurance Holdings, Inc.	59,268	1,651,206
		4,158,113
Internet & catalog retail—0.87%
GSI Commerce, Inc.*	82,680	1,346,030
Priceline.com, Inc.1,*	30,390	3,297,923
		4,643,953
Internet software & services—3.43%
Akamai Technologies, Inc.*	64,244	1,940,169
Allscripts Healthcare Solutions, Inc.1,*	100,000	1,483,000
DealerTrack Holdings, Inc.*	132,142	3,562,548
Equinix, Inc.1,*	46,890	3,541,602
McAfee, Inc.*	94,900	3,194,334
SINA Corp.*	47,245	1,875,626
Sohu.com, Inc.*	59,675	2,776,678
		18,373,957
IT consulting & services—1.40%
Forrester Research, Inc.*	91,535	2,196,840
Innerworkings, Inc.1,*	178,365	2,470,355
SAIC, Inc.*	100,520	1,899,828
SRA International, Inc., Class A*	34,680	951,273
		7,518,296
Machinery—1.79%
Bucyrus International, Inc., Class A	37,750	3,499,803
Kaydon Corp.[1]	65,805	2,875,020
Middleby Corp.1,*	53,800	3,207,018
		9,581,841
Marine—0.30%
Cal Dive International, Inc.1,*	171,783	1,628,503
Media—0.69%
Airmedia Group, Inc.1,*	54,949	1,257,783
Brocade Communications Systems, Inc.*	356,300	2,454,907
		3,712,690

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
Multi-line retail—0.45%
BJ's Wholesale Club, Inc.*	74,900	$2,429,756
Oil & gas—3.94%
Aegean Marine Petroleum Network, Inc.	67,790	2,216,055
Arena Resources, Inc.*	51,804	1,842,668
ATP Oil & Gas Corp.1,*	46,870	1,764,187
Carrizo Oil & Gas, Inc.1,*	51,325	2,498,501
Denbury Resources, Inc.*	135,653	3,432,021
Exterran Holdings, Inc.*	44,057	2,874,279
Parallel Petroleum Corp.*	287,480	3,990,222
SandRidge Energy, Inc.1,*	81,820	2,489,783
		21,107,716
Pharmaceuticals—2.88%
AMAG Pharmaceuticals, Inc.*	42,820	2,207,799
Barr Pharmaceuticals, Inc.*	41,150	2,147,619
Medicis Pharmaceutical Corp., Class A1	120,000	2,437,200
Perrigo Co.	106,700	3,290,628
Shire PLC, ADR	60,030	3,232,615
Theravance, Inc.*	108,610	2,142,875
		15,458,736
Real estate—0.29%
Brookdale Senior Living, Inc.[1]	68,945	1,538,852
Road & rail—1.73%
Forward Air Corp.	72,000	2,232,000
Kansas City Southern*	102,935	3,693,308
Landstar System, Inc.	45,275	2,265,108
Old Dominion Freight Line, Inc.*	37,800	1,101,870
		9,292,286
Semiconductor equipment & products—5.23%
ANADIGICS, Inc.1,*	138,295	1,381,567
Atmel Corp.*	612,675	1,936,053
Cavium Networks, Inc.*	199,047	3,803,788
Entegris, Inc.*	330,002	2,541,015
Microsemi Corp.1,*	141,303	3,210,404
ON Semiconductor Corp.1,*	383,715	2,486,473
Power Integrations, Inc.*	103,000	2,624,440
Rudolph Technologies, Inc.*	83,000	850,750
Semtech Corp.*	231,320	2,953,957
Tessera Technologies, Inc.*	129,040	5,054,497
Varian Semiconductor Equipment Associates, Inc.*	36,775	1,184,523
		28,027,467
Software—8.59%
Activision, Inc.*	162,760	4,210,601
Ansoft Corp.*	100,000	2,124,000
Commvault Systems, Inc.*	167,580	3,120,340
FARO Technologies, Inc.*	70,000	1,671,600
Gartner, Inc.*	143,400	2,129,490
Informatica Corp.*	169,574	3,274,474

Security description	Number of shares	Value
Software—(concluded)
Lawson Software, Inc.1,*	261,705	$2,274,216
Metavante Technologies, Inc.	68,775	1,523,366
National Instruments Corp.	166,000	4,458,760
Nuance Communications, Inc.*	481,675	7,653,816
Omniture, Inc.1,*	31,700	783,624
Quest Software, Inc.*	265,250	3,965,487
Synopsys, Inc.*	57,630	1,269,013
Ultimate Software Group, Inc.*	202,735	5,483,982
Verint Systems, Inc.*	115,150	2,130,275
		46,073,044
Specialty retail—2.66%
Aeropostale, Inc.*	81,940	2,308,250
Dick's Sporting Goods, Inc.*	41,830	1,361,566
GameStop Corp., Class A*	57,820	2,991,029
Pacific Sunwear of California, Inc.*	168,565	1,874,443
Urban Outfitters, Inc.*	198,185	5,747,365
		14,282,653
Textiles & apparel—1.46%
Crocs, Inc.1,*	49,825	1,733,412
Guess?, Inc.	95,350	3,557,508
Phillips-Van Heusen Corp.	59,950	2,526,293
		7,817,213
Total common stocks (cost—$514,713,231)		515,331,079
Investment company—0.51%
iShares Russell 2000 Growth Index Fund (cost—$2,762,390)	36,660	2,762,390
	Face amount
Repurchase agreement—4.31%
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400% due 02/01/08, collateralized by $2,698,962 US Treasury Bills, zero coupon due 05/01/08, $1,697,870 US Treasury Bonds, 8.125% due 08/15/19 and $17,490,035 US Treasury Notes, 4.750% due 12/31/08 to 01/31/12; (value—$23,576,392) proceeds: $23,114,899 (cost—$23,114,000)	$23,114,000	23,114,000

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—17.05%
Money market funds[2]—17.05%
AIM Prime Portfolio, 3.663%	66	$66
BlackRock Provident Institutional TempFund, 4.123%	10,208,875	10,208,875
DWS Money Market Series, 4.201%	32,638	32,638
Federated Treasury Obligation Fund, 1.571%	8	8
UBS Private Money Market Fund LLC,[3] 3.941%	81,173,868	81,173,868
Total money market funds and investments of cash collateral from securities loaned (cost—$91,415,455)		91,415,455

Value
Total investments (cost—$632,005,076)— 117.96%	$632,622,924
Liabilities in excess of other assets—(17.96)%	(96,311,971)
Net assets—100.00%	$536,310,953

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2008.

2  Rates shown reflect yield at January 31, 2008.

3  The table below details the Portolio's transaction activity in an affiliated issuer during the six months ended January 31, 2008.

Security description	Value at 07/31/07	Purchases during the six months ended 01/31/08	Sales during the six months ended 01/31/08	Value at 01/31/08	Net income earned from affiliate for the six months ended 01/31/08
UBS Private Money Market Fund LLC	$82,596,473	$207,147,104	$208,569,709	$81,173,868	$442,274

ADR  American Depositary Receipt

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	95.0%
Bermuda	1.8
Cayman Islands	1.2
Netherlands	1.1
United Kingdom	0.5
Marshall Islands	0.4
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares declined 7.21% (before the deduction of the maximum UBS PACE Select program fee and declined 7.91% after the deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the MSCI Europe, Australasia, Far East Free ("EAFE") Index (the "benchmark") declined 7.52%, and the median return for the Lipper International Large-Cap Growth Funds category declined 3.56%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 125. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The international equity markets were highly volatile over this period as investors struggled with an uncertain global economic outlook and the continuing credit rout in the financial sector. During the six-month period ended January 31, 2008, all EAFE currencies (Europe, Australasia, Far East), with the exception of the British pound, rose against the US dollar. Hong Kong was the strongest market, rising nearly 10% over the period, while the weakest market in the benchmark was Sweden, which fell sharply. Japan also performed poorly, as its economic environment appears to be worsening. A number of factors negatively impacted Japan's economy, including a decline in consumer confidence, an increase in the jobless rate, and slowing capital spending. In addition, Japanese housing investment suffered from the government regulations introduced in June 2007.

Advisors' comments
Martin Currie

Our portion of the Portfolio underperformed the benchmark during the reporting period. While our asset allocation was broadly supportive, our stock selection was the principal cause of our underperformance. Much of this was driven by the panic-driven losses many previously high-flying stocks endured in January 2008, which caused many stocks to be sold for reasons unconnected to their fundamentals. However, we expect these stocks to bounce back strongly as their fundamentals reassert themselves in a calmer environment.

UBS PACE Select Advisors Trust – UBS PACE International Equity Investments

Advisors:

Martin Currie Inc. ("Martin Currie"), Mondrian Investment Partners Limited ("Mondrian") and JPMorgan Investment Management Inc. ("JPMorgan")

Portfolio Managers:

Martin Currie: Team, led by James Fairweather; Mondrian: Team; JPMorgan: Beltran Lastra and Jaco Venter

Objective:

Capital appreciation

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. Martin Currie identifies "change" as the central dynamic behind stock price movement. This means recognizing change at the company level (management changes, product strategies, acquisitions, etc.) and at the macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes may lead to outperformance. Martin Currie believes its investment process allows it to identify, evaluate and exploit change at an early stage in clients' portfolios. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock MatrixTM. The result is a committed

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Advisors' comments – continued

While our underweighting in Japan was beneficial to performance, our industries selection in the country detracted from results. Poor performers included Sumitomo Heavy Industries Ltd. and Hitachi Construction Machinery Co. Ltd., both of which suffered from the growing concerns about the outlook for the global economy.

We experienced good returns from our exposure to emerging markets equities, especially in Asia where our stock selection was strongly positive. Here, we benefited from companies exposed to growing demand in China, with China Mobile and Sun Hung Kai Properties generating solid results. Our strongest performance came from Hong Kong Exchanges & Clearing Ltd., which benefited from rising trading volume on hopes of massive inflows from the Chinese mainland.

Among our European holdings, we also benefited from a tilt towards emerging markets. Millicom, a Sweden-based telecom group with substantial exposure to Latin America and Africa, delivered strong performance after its results came in ahead of expectations. However, our overall stock selection in Europe was a major negative. For example, Hypo Real Estate Holding failed to avoid downgrades amid concerns about the real estate outlook and its exposure to collateralized debt obligations. French chemicals group Rhodia also had a negative impact on performance, and we eliminated the position towards the end of the reporting period.

On the whole, the portfolio is overweighted in industrials, utilities, telecoms and information technology, and underweighted in energy, materials, consumer stocks and healthcare, with a small underweighting in financials.

JPMorgan

During the reporting period our portion of the Portfolio underperformed the benchmark. From a sector perspective, basic industries, transport and consumer cyclicals detracted from performance, while the auto and telecom sectors contributed to performance. Regionally, our positions in continental Europe and the UK hurt our overall returns, while Japan and the Pacific Rim added value.

In terms of individual stocks, Taylor Wimpey, a UK-based homebuilder, was a major detractor from performance. Its shares have been hit by concerns that tighter credit conditions would continue to undermine business both in

Investment process (concluded)

and distinctive EAFE (that is, Europe, Australasia, Far East) portfolio that reflects what Martin Currie believes are the best investment opportunities internationally.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

JPMorgan manages its segment of the Portfolio's assets using a bottom-up, research-driven strategy that seeks to generate risk characteristics that closely match those of the benchmark, yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation-based fundamental analysis, focused on normalized earnings and earnings growth. The team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Advisors' comments – concluded

the UK and the US. However, despite the impact of higher UK interest rates and a slowdown in the US housing market, management recently raised its earnings forecasts. We remain confident in the company, as it continues to exploit the synergies generated by the merger between the Taylor Woodrow and George Wimpey companies. Orkla, Norway's largest producer of consumer goods, also detracted from performance as rising raw material costs undermined the company's food division.

On a more positive note, Nokia, the Finnish maker of cellular handsets and switching equipment, was the largest contributor to performance. The company's earnings have met or exceeded expectations for several quarters running, driven by sales in emerging markets countries. Nokia reclaimed market share in those areas and improved handset average selling prices. Investors also reacted positively as the company unveiled new handsets in conjunction with launching new online music and gaming services, allowing Nokia to effectively compete against Apple's iPhone and iTunes. Daikin Industries Ltd., a Japanese manufacturer of air conditioning equipment, also performed well during the reporting period. The company announced strong fiscal second half results, with revenue growth increasing approximately 50% and profit growth increasing approximately 100%. This strength is mainly due to increasing demand for air conditioning units in Europe and Asia, in addition to the revenue boost from a new Czech-based factory. Daikin's energy-saving products are also gaining market share.

Mondrian

Our portion of the Portfolio saw strong relative returns, outperforming the benchmark. Sector and stock selection were both positive contributors to performance. In contrast, our currency exposures detracted from performance. In particular, our underweight position in the yen was detrimental as it rose 12.0% over the reporting period.

Stock selection was positive overall. It was, however, negative in some of the larger European markets such as France and the UK. In addition, some of our financial stocks performed poorly, including Royal Bank of Scotland Group PLC. Its acquisition of portions of ABN AMRO occurred as the credit problems started to take hold in the sector. This bank now has a highly leveraged balance sheet at a time when sentiment in the sector is poor, given the generalized concerns over the weak environments surrounding US banking, wholesale banking, structured credit and commercial property.

In the Pacific region, most notably in Japan and Hong Kong, stock selection enhanced performance. One stock that performed strongly was Wharf Holdings Ltd. in Hong Kong. Declining US interest rates and strong trade between China and the rest of the world has helped this stock. Furthermore, we believe its dynamic move into property development in China will support strong earnings going forward.

On a country level, our overweighted position in Spain and a zero weight in Sweden bolstered performance. Sector contribution from the Pacific region was also markedly positive. An overweight position in Australia and an underweight position in Japan benefited performance, as did exposure in Taiwan.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-7.33%	0.11%	20.21%	N/A	5.64%
maximum sales charge	Class B3	-7.75%	-0.73%	19.05%	N/A	4.81%
or UBS PACE	Class C4	-7.70%	-0.69%	19.24%	N/A	4.79%
Select program fee	Class Y5	-7.12%	0.52%	20.70%	N/A	6.43%
	Class P6	-7.21%	0.38%	20.56%	6.55%	7.27%
After deducting	Class A2	-12.44%	-5.42%	18.86%	N/A	4.80%
maximum sales charge	Class B3	-11.85%	-5.15%	18.85%	N/A	4.81%
or UBS PACE	Class C4	-8.52%	-1.57%	19.24%	N/A	4.79%
Select program fee	Class P6	-7.91%	-1.12%	18.76%	4.96%	5.68%
MSCI EAFE Index		-7.52%	0.22%	20.28%	7.13%	7.25%
Lipper International Large-Cap Growth Funds median		-3.56%	2.45%	17.51%	5.10%	6.87%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 4.77%; 5-year period, 20.22%; since inception, 6.30%; Class B—1-year period, 4.97%; 5-year period, 20.22%; since inception, 6.30%; Class C—1-year period, 8.94%; 5-year period, 20.58%; since inception, 6.29%; Class Y—1-year period, 11.21%; 5-year period, 22.10%; since inception, 7.99%; Class P—1-year period, 9.42%; 5-year period, 20.12%; 10-year period, 6.14%; since inception, 6.55%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: Class A—1.38% and 1.38%; Class B—2.27% and 2.27%; Class C—2.18% and 2.18%; Class Y—1.02% and 1.02%; and Class P—1.12% and 1.12%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The MSCI EAFE Index is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Net assets (bn)	$1.3
Number of holdings	271
Portfolio composition[1]	01/31/08
Common stocks and preferred stocks	97.0%
ADRs and GDRs	1.3
Futures and forward foreign currency contracts	0.0 [2]
Cash equivalents and other assets less liabilities	1.7
Total	100.0%
Regional allocation[1]	01/31/08
Europe	67.9%
Asia	24.0
Oceania	5.4
The Americas	0.6
Africa	0.4
Futures and forward foreign currency contracts	0.0 [2]
Cash equivalents and other assets less liabilities	1.7
Total	100.0%
Top five countries (equity investments)[1]	01/31/08
United Kingdom	20.5%
Japan	17.3
Germany	9.9
France	8.3
Spain	6.8
Total	62.8%
Top five sectors[1]	01/31/08
Financials	25.8%
Telecommunication services	11.7
Industrials	10.8
Consumer discretionary	8.5
Energy	8.0
Total	64.8%
Top ten equity holdings[1]	01/31/08
Telefonica	2.8%
BP	2.1
RWE AG	2.0
Nokia Oyj	1.8
Banco Santander Central Hispano SA	1.7
UniCredito Italiano SpA	1.6
Royal Bank of Scotland	1.5
Takeda Pharmaceutical	1.5
E.ON AG	1.5
GlaxoSmithKline	1.5
Total SA	1.4
Total	19.4%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2008.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—97.91% Security description	Number of shares	Value
Australia—5.08%
Airlines—0.23%
Qantas Airways Ltd.	713,080	$3,025,013
Banks—1.22%
Australia & New Zealand Banking Group Ltd.	82,027	1,946,169
National Australia Bank Ltd.	400,022	12,639,883
Westpac Banking Corp.	66,724	1,558,938
		16,144,990
Beverages—0.76%
Foster's Group Ltd.	1,980,851	10,035,758
Construction materials—0.12%
CSR Ltd.[1]	548,688	1,548,820
Containers & packaging—0.40%
Amcor Ltd.	854,618	5,289,786
Diversified financials—0.18%
Macquarie Group Ltd.[1]	39,734	2,379,972
Diversified telecommunication services—1.12%
Telstra Corp. Ltd.	3,792,964	14,919,488
Industrial conglomerates—0.42%
Brambles Ltd.	74,576	724,791
Wesfarmers Ltd.[1]	149,838	4,825,537
		5,550,328
Metals & mining—0.45%
BHP Billiton Ltd.[1]	126,050	4,232,674
International Ferro Metals Ltd.*	404,762	704,278
Rio Tinto Ltd.	9,049	1,000,838
		5,937,790
Oil & gas—0.09%
Woodside Petroleum Ltd.	28,356	1,198,761
Transportation infrastructure—0.09%
Macquarie Infrastructure Group	456,527	1,258,822
Total Australia common stocks		67,289,528
Austria—0.50%
Diversified telecommunication services—0.21%
Telekom Austria AG	98,267	2,742,175
Oil & gas—0.29%
OMV AG	53,651	3,856,702
Total Austria common stocks		6,598,877
Belgium—1.32%
Banks—0.05%
KBC Bancassurance Holding	5,123	653,243
Diversified financials—0.81%
Fortis[2]	394,041	8,809,931
Fortis[3]	86,510	1,947,237

Security description	Number of shares	Value
Belgium—(concluded)
Diversified financials—(concluded)
Fortis STRIP VVPR*	151,262	$2,249
		10,759,417
Food & drug retailing—0.46%
Delhaize Group	79,445	6,082,177
Total Belgium common stocks		17,494,837
Brazil—0.59%
Banks—0.59%
Unibanco—Uniao de Bancos Brasileiros SA, GDR[1]	59,400	7,769,520
Cayman Islands—0.00%
Diversified telecommunication services—0.00%
Hutchison Telecommunications International Ltd.	20,841	29,248
Czech Republic—0.76%
Electric utilities—0.76%
CEZ	150,068	10,063,623
Denmark—0.69%
Banks—0.10%
Danske Bank A/S	38,103	1,365,081
Chemicals—0.09%
Novozymes A/S	15,449	1,207,373
Marine—0.11%
A.P. Moller—Maersk A/S, Class A	143	1,409,661
Pharmaceuticals—0.39%
Novo-Nordisk A/S, Class B	81,856	5,142,307
Total Denmark common stocks		9,124,422
Finland—2.89%
Auto components—0.53%
Nokian Renkaat Oyj[1]	208,385	7,081,081
Communications equipment—1.76%
Nokia Oyj	633,996	23,316,848
Construction & engineering—0.03%
YIT Oyj	17,249	364,315
Machinery—0.13%
KCI Konecranes Oyj	58,696	1,784,137
Paper & forest products—0.42%
UPM-Kymmene Oyj[1]	291,167	5,512,340
Venture capital—0.02%
Ruukki Group Oyj	74,062	284,079
Total Finland common stocks		38,342,800
France—8.27%
Automobiles—0.86%
Renault SA	100,066	11,406,970

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
France—(concluded)
Banks—1.00%
BNP Paribas SA	41,569	$4,109,721
Societe Generale	73,934	9,173,222
		13,282,943
Beverages—0.10%
Pernod Ricard SA	11,816	1,260,122
Building products—0.55%
Cie de Saint-Gobain	93,558	7,325,182
Chemicals—0.17%
Arkema*	40,442	2,289,642
Construction & engineering—0.18%
Alstom	11,955	2,413,885
Construction materials—0.23%
Lafarge SA	19,003	2,978,864
Diversified telecommunication services—0.88%
France Telecom	331,931	11,723,488
Electrical equipment—0.18%
Schneider Electric SA	20,911	2,425,114
Food & drug retailing—1.18%
Carrefour SA	119,396	8,397,901
Casino Guichard-Perrachon SA	65,735	7,243,865
		15,641,766
Hotels, restaurants & leisure—0.52%
Accor SA	90,105	6,898,426
Insurance—0.15%
SCOR SE	96,709	2,004,791
IT consulting & services—0.18%
Cap Gemini SA	43,798	2,382,843
Media—0.31%
Vivendi Universal SA	101,353	4,078,579
Multi-line retail—0.03%
PPR	2,811	397,332
Multi-utilities—0.23%
Suez SA	49,211	3,009,226
Suez SA STRIP VVPR*	24,336	362
		3,009,588
Oil & gas—1.45%
Total SA	263,998	19,149,194
Pharmaceuticals—0.05%
Sanofi-Aventis	8,302	676,119
Transportation infrastructure—0.02%
Vinci SA	4,380	298,716
Total France common stocks		109,643,564

Security description	Number of shares	Value
Germany—9.54%
Aerospace & defense—0.10%
MTU Aero Engines Holding AG	25,280	$1,355,000
Airlines—0.27%
Deutsche Lufthansa AG1	148,070	3,550,738
Automobiles—0.06%
DaimlerChrysler AG	8,858	692,940
Volkswagen AG	540	122,271
		815,211
Chemicals—1.40%
Bayer AG	186,207	15,318,215
Lanxess	60,423	2,112,816
Symrise AG*	47,598	1,190,663
		18,621,694
Construction materials—0.12%
HeidelbergCement AG1	10,721	1,599,873
Diversified financials—0.42%
Deutsche Boerse AG	5,934	1,048,251
Hypo Real Estate Holding AG	144,831	4,569,979
		5,618,230
Diversified telecommunication services—0.77%
Deutsche Telekom AG	497,913	10,173,188
Electric utilities—1.49%
E.ON AG	107,515	19,766,249
Electrical equipment—1.03%
Siemens AG1	105,045	13,611,098
Insurance—0.52%
Allianz SE	23,735	4,274,537
Hannover Rueckversicherung AG	57,454	2,570,460
		6,844,997
Machinery—1.07%
MAN AG	67,783	8,418,472
Tognum AG*	237,463	5,793,833
		14,212,305
Metals & mining—0.31%
ThyssenKrupp AG1	82,494	4,051,969
Multi-utilities—1.98%
RWE AG	214,233	26,272,732
Total Germany common stocks		126,493,284
Greece—1.37%
Banks—1.37%
EFG Eurobank Ergasias	65,676	1,854,581
National Bank of Greece SA	232,706	14,254,536
Piraeus Bank SA	61,637	1,987,783
		18,096,900

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Greece—(concluded)
Metals & mining—0.00%
Corinth Pipeworks SA*	2,554	$21,610
Total Greece common stocks		18,118,510
Hong Kong—4.47%
Banks—0.57%
BOC Hong Kong (Holdings) Ltd.	3,005,000	7,554,481
Diversified financials—0.74%
Hong Kong Exchanges & Clearing Ltd.	417,500	8,671,971
Swire Pacific Ltd.	88,245	1,205,630
		9,877,601
Electric utilities—0.54%
Hong Kong Electric Holdings	1,249,500	7,132,208
Industrial conglomerates—0.09%
Hutchison Whampoa Ltd.	119,604	1,175,819
Real estate—1.86%
Cheung Kong Holdings Ltd.	821	13,316
Hang Lung Properties Ltd.	1,114,221	4,550,806
Henderson Land Development Co. Ltd.	214,000	1,846,679
New World Development Co. Ltd.	246,000	764,877
Sun Hung Kai Properties Ltd.	516,000	10,366,397
Wharf Holdings Ltd.	1,303,875	7,131,410
		24,673,485
Specialty retail—0.20%
Esprit Holdings Ltd.	202,469	2,625,295
Wireless telecommunication services—0.47%
China Mobile Ltd.	422,000	6,248,090
Total Hong Kong common stocks		59,286,979
Italy—5.24%
Automobiles—1.00%
Fiat SpA	566,814	13,259,064
Banks—3.20%
Banca Intesa SpA	2,296,388	16,404,536
Banco Popolare Scarl*	137,071	2,739,949
Intesa Sanpaolo	305,677	2,099,514
UniCredito Italiano SpA	2,882,473	21,160,337
		42,404,336
Chemicals—0.03%
Polynt SpA	76,090	398,493
Construction materials—0.09%
Buzzi Unicem SpA	50,577	1,201,703

Security description	Number of shares	Value
Italy—(concluded)
Electric utilities—0.92%
Enel SpA	1,091,542	$12,175,601
Total Italy common stocks		69,439,197
Japan—17.34%
Automobiles—1.36%
Nissan Motor Co. Ltd.	31,900	306,164
Toyota Motor Corp.	326,607	17,771,655
		18,077,819
Banks—0.55%
Mitsubishi Tokyo Financial Group, Inc.	415,000	4,110,288
Sumitomo Mitsui Financial Group, Inc.	402	3,176,806
		7,287,094
Building products—0.19%
Nippon Sheet Glass Co. Ltd.	566,000	2,587,469
Chemicals—0.37%
Kaneka Corp.	89,000	661,763
Kuraray Co. Ltd.	225,500	2,689,940
Ube Industries Ltd.	482,000	1,507,469
Zeon Corp.	900	5,394
		4,864,566
Computers & peripherals—0.05%
Elpida Memory, Inc.*	18,900	668,293
Fujitsu Ltd.	6,000	38,850
		707,143
Construction & engineering—0.05%
Nishimatsu Construction Co. Ltd.	249,000	693,792
Diversified financials—0.73%
Hitachi Capital Corp.	68,100	912,277
Orix Corp.	51,160	8,705,820
		9,618,097
Diversified telecommunication services—0.37%
Nippon Telegraph & Telephone Corp. (NTT)	1,023	4,895,698
Electric utilities—0.51%
Kansai Electric Power Co., Inc.	103,300	2,584,872
Tokyo Electric Power Co., Inc.	161,600	4,196,941
		6,781,813
Electrical equipment—0.69%
Fujikura Ltd.	200	976
Mitsubishi Electric Corp.	161,000	1,500,621
Nitto Denko Corp.	155,200	7,588,849
		9,090,446

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Japan—(continued)
Electronic equipment & instruments—0.56%
Ibiden Co. Ltd.	36,700	$2,374,177
Kyocera Corp.	26,500	2,117,020
NIDEC Corp.	22,000	1,452,470
Taiyo Yuden Co. Ltd.	42,000	492,401
TDK Corp.	14,700	939,144
		7,375,212
Food & drug retailing—0.37%
Seven & I Holdings Co. Ltd.	199,100	4,927,418
Food products—0.16%
Ajinomoto Co., Inc.	149,000	1,603,494
Yakult Honsha Co. Ltd.[1]	19,600	531,081
		2,134,575
Gas utilities—0.08%
Tokyo Gas Co. Ltd.	225,000	1,048,449
Health care equipment & supplies—0.09%
Terumo Corp.	21,300	1,158,497
Household durables—0.27%
Matsushita Electric Industrial Co. Ltd.	142,900	3,054,259
Sharp Corp.	32,000	552,411
		3,606,670
Household products—0.95%
Kao Corp.	389,000	11,800,599
Uni-Charm Corp.	11,600	770,017
		12,570,616
Insurance—0.71%
Millea Holdings, Inc.	237,700	9,075,210
T&D Holdings, Inc.	5,450	292,521
		9,367,731
Internet software & services—0.08%
Softbank Corp.	56,500	1,032,839
IT consulting & services—0.24%
Nomura Research Institute, Ltd.	42,300	1,117,613
NTT Data Corp.	474	2,097,496
		3,215,109
Leisure equipment & products—0.04%
FUJIFILM Holdings Corp.	14,800	580,260
Machinery—1.28%
Daikin Industries Ltd.	93,395	4,198,386
Hitachi Construction Machinery Co. Ltd.	228,500	5,312,317
Kubota Corp.	124,000	893,521
Minebea Co. Ltd.	81,000	431,865
Sumitomo Heavy Industries Ltd.	751,000	6,202,346
		17,038,435

Security description	Number of shares	Value
Japan—(concluded)
Metals & mining—0.47%
JFE Holdings, Inc.	82,100	$3,799,398
Mitsubishi Materials Corp.	594,000	2,429,280
		6,228,678
Office electronics—0.93%
Canon, Inc.	286,700	12,374,346
Personal products—0.26%
Shiseido Co. Ltd.	147,000	3,461,094
Pharmaceuticals—2.18%
Astellas Pharma, Inc.	164,300	7,116,749
Daiichi Sankyo Co. Ltd.	56,100	1,684,145
Takeda Pharmaceutical Co.	330,800	20,089,669
		28,890,563
Real estate—0.73%
Mitsui Fudosan Co. Ltd.	294,000	6,738,920
Tokyu Land Corp.	371,000	2,990,514
		9,729,434
Road & rail—0.91%
East Japan Railway Co.	856	7,070,769
West Japan Railway Co.	1,032	4,985,044
		12,055,813
Semiconductor equipment & products—0.05%
Sumco Corp.	27,600	605,302
Software—0.66%
Nintendo Co., Ltd.	17,500	8,748,267
Specialty retail—0.05%
Nitori Co., Ltd.	11,650	608,756
Tobacco—0.34%
Japan Tobacco, Inc.	835	4,447,315
Trading companies & distributors—0.58%
Itochu Corp.	723,000	6,632,316
Mitsui & Co. Ltd.	50,700	1,043,571
		7,675,887
Wireless telecommunication services—0.48%
KDDI Corp.	941	6,362,897
Total Japan common stocks		229,848,100
Luxembourg—0.62%
Metals & mining—0.07%
ArcelorMittal	14,048	933,819
Wireless telecommunication services—0.55%
Millicom International Cellular SA1,*	68,800	7,288,672
Total Luxembourg common stocks		8,222,491

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Netherlands—2.77%
Air freight & couriers—0.21%
TNT NV	75,031	$2,779,342
Diversified financials—0.98%
ING Groep N.V.	399,622	13,010,101
Diversified telecommunication services—0.39%
Koninklijke (Royal) KPN NV	284,107	5,156,652
Food & drug retailing—0.12%
Koninklijke Ahold NV*	118,693	1,549,742
Media—0.62%
Reed Elsevier N.V.	451,381	8,246,546
Semiconductor equipment & products—0.45%
ASML Holding N.V.*	224,088	5,971,071
Total Netherlands common stocks		36,713,454
New Zealand—0.30%
Diversified telecommunication services—0.30%
Telecom Corp. of New Zealand Ltd.[1]	1,252,972	3,975,691
Norway—0.81%
Banks—0.11%
DnB NOR ASA	111,018	1,449,538
Energy equipment & services—0.56%
SeaDrill Ltd.1,*	355,700	7,435,046
Industrial conglomerates—0.14%
Orkla ASA	140,300	1,853,512
Total Norway common stocks		10,738,096
Portugal—0.07%
Diversified telecommunication services—0.07%
Portugal Telecom, SGPS, SA	75,258	970,218
Singapore—1.45%
Airlines—0.00%
Singapore Airlines Ltd.	740	8,150
Banks—0.94%
Oversea-Chinese Banking Corp.	762,400	4,046,495
United Overseas Bank Ltd.	684,000	8,469,194
		12,515,689
Diversified financials—0.29%
Jardine Matheson Holdings Ltd.	106,400	2,719,547
Singapore Exchange Ltd.	161,188	1,128,751
		3,848,298
Diversified telecommunication services—0.16%
Singapore Telecommunications Ltd.	791,120	2,055,435

Security description	Number of shares	Value
Singapore—(concluded)
Real estate—0.06%
Keppel Land Ltd.	167,000	$738,067
Total Singapore common stocks		19,165,639
South Africa—0.36%
Oil & gas—0.36%
Sasol Ltd.	100,449	4,796,355
Spain—6.82%
Banks—2.01%
Banco Bilbao Vizcaya Argentaria SA	186,870	3,941,473
Banco Santander Central Hispano SA1	1,297,926	22,766,636
		26,708,109
Construction & engineering—0.62%
Acciona SA	2,846	724,505
Tecnicas Reunidas SA	124,807	7,514,794
		8,239,299
Diversified financials—0.09%
Bolsas y Mercados Espanoles	18,583	1,139,684
Diversified telecommunication services—2.81%
Telefonica SA	1,272,654	37,265,904
Electric utilities—0.80%
Iberdrola SA1	689,562	10,542,694
Specialty retail—0.49%
Inditex SA	129,160	6,483,674
Total Spain common stocks		90,379,364
Sweden—0.27%
Banks—0.27%
Skandinaviska Enskilda Banken AB (SEB), Class A	100,563	2,281,185
Svenska Handelsbanken, Series A	46,098	1,291,095
Total Sweden common stocks		3,572,280
Switzerland—5.19%
Banks—0.83%
Credit Suisse Group	60,056	3,403,605
Julius Baer Holding Ltd.	109,167	7,624,997
		11,028,602
Construction materials—0.09%
Holcim Ltd.	12,055	1,166,793
Electrical equipment—0.93%
ABB Ltd.	492,983	12,334,628
Food products—0.66%
Nestle SA	19,490	8,710,715
Health care equipment & supplies—0.47%
Phonak Holding AG	69,594	6,235,885

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Switzerland—(concluded)
Insurance—0.27%
Baloise Holding AG	3,448	$301,207
Swiss Re	26,634	1,995,292
Zurich Financial Services AG	4,607	1,312,737
		3,609,236
Oil & gas—0.45%
Petroplus Holdings AG*	98,893	6,050,381
Pharmaceuticals—1.49%
Novartis AG	292,838	14,818,910
Roche Holding Genussehein AG	27,129	4,915,201
		19,734,111
Total Switzerland common stocks		68,870,351
Taiwan—0.70%
Diversified telecommunication services—0.37%
Chunghwa Telecom Co. Ltd., ADR[1]	233,090	4,901,883
Semiconductor equipment & products—0.33%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	473,084	4,390,219
Total Taiwan common stocks		9,292,102
United Kingdom—20.49%
Aerospace & defense—0.04%
BAE Systems PLC	57,997	540,323
Auto components—0.27%
GKN PLC	670,708	3,536,771
Banks—3.70%
Barclays PLC	334,480	3,153,400
HBOS PLC	815,716	11,265,429
HSBC Holdings PLC[2]	239,613	3,592,682
HSBC Holdings PLC[4]	48,800	726,835
Lloyds TSB Group PLC	1,121,715	9,876,291
Royal Bank of Scotland Group PLC	2,683,293	20,499,192
		49,113,829
Construction materials—0.07%
Biffa PLC	155,482	939,919
Diversified financials—0.15%
Man Group PLC	181,755	1,997,937
Diversified telecommunication services—0.71%
BT Group PLC	1,805,524	9,379,904
Electronic equipment & instruments—0.08%
Cookson Group PLC	95,408	1,055,314

Security description	Number of shares	Value
United Kingdom—(continued)
Food & drug retailing—1.22%
Tesco PLC	468,233	$3,906,597
William Morrison Supermarkets PLC	2,055,645	12,306,040
		16,212,637
Gas utilities—0.33%
Centrica PLC	663,730	4,377,352
Health care equipment & supplies—0.42%
Smith & Nephew PLC	408,517	5,571,374
Hotels, restaurants & leisure—0.78%
Compass Group PLC	1,303,800	8,252,483
Greene King PLC	136,901	2,047,889
		10,300,372
Household durables—0.31%
Bovis Homes Group PLC	65,448	795,056
Persimmon PLC	91,710	1,415,571
Taylor Wimpey PLC	542,118	1,949,208
		4,159,835
Insurance—0.61%
Amlin PLC	389,566	2,067,434
Aviva PLC	360,129	4,510,632
Beazley Group PLC	367,729	1,228,034
Catlin Group Ltd.	35,526	257,712
		8,063,812
IT consulting & services—0.46%
Capita Group PLC	462,457	6,058,762
Machinery—0.60%
Babcock International Group PLC	711,414	7,930,712
Media—0.24%
Pearson PLC	135,586	1,875,794
United Business Media PLC	123,374	1,352,106
		3,227,900
Metals & mining—1.00%
BHP Billiton PLC	321,551	9,530,698
Lonmin PLC	13,188	758,427
Rio Tinto PLC	7,482	746,758
Vedanta Resources PLC	37,359	1,356,721
Xstrata PLC	11,866	907,120
		13,299,724
Multi-line retail—1.47%
Marks & Spencer Group PLC	414,849	3,660,823
Next PLC	24,506	690,560
Unilever PLC	458,934	15,081,588
		19,432,971
Oil & gas—4.77%
BG Group PLC	608,475	13,390,470
BP PLC	2,674,947	28,374,841

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
United Kingdom—(concluded)
Oil & gas—(concluded)
Royal Dutch Shell PLC, A Shares[2]	147,150	$5,240,773
Royal Dutch Shell PLC, A Shares[1,5]	292,737	10,466,856
Royal Dutch Shell PLC, B Shares	165,124	5,712,602
		63,185,542
Pharmaceuticals—2.02%
Astra Zeneca PLC[2]	94,801	3,954,460
Astra Zeneca PLC[6]	22,731	945,257
GlaxoSmithKline PLC	814,990	19,236,039
Shire PLC	150,877	2,690,122
		26,825,878
Software—0.78%
Autonomy Corp. PLC*	568,978	10,275,832
Tobacco—0.16%
British American Tobacco PLC	57,436	2,056,929
Trading companies & distributors—0.07%
Wolseley PLC	71,351	984,070
Wireless telecommunication services—0.23%
Vodafone Group PLC	869,760	3,052,468
Total United Kingdom common stocks		271,580,167
Total common stocks (cost—$1,183,937,449)		1,297,818,697
Preferred stocks—0.36%
Germany—0.36%
Automobiles—0.25%
Porsche AG1	770	1,385,236
Volkswagen AG	13,606	1,894,131
		3,279,367
Multi-utilities—0.11%
RWE AG	14,452	1,525,783
Total preferred stocks (cost—$3,284,336)		4,805,150
	Face amount
Short-term US government obligations[7,8]—0.06%
United States—0.06%
US Treasury Bills 2.375% due 06/12/08	$200,000	198,260
2.990% due 06/12/08	550,000	543,970
(cost—$742,230)		742,230

Security description	Face amount	Value
Repurchase agreement—2.35%
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400%, due 02/01/08, collateralized by $3,639,407 US Treasury Bills, zero coupon due 05/01/08, $2,289,487 US Treasury Bonds, 8.125% due 08/15/19, and $23,584,382 US Treasury Notes, 4.750% due 12/31/08 to 01/31/12; (value—$31,791,511); proceeds: $31,169,212 (cost—$31,168,000)	$31,168,000	$31,168,000
	Number of shares
Investments of cash collateral from securities loaned—5.95%
Money market funds[9]—5.95%
AIM Prime Portfolio, 3.663%	990	990
BlackRock Provident Institutional TempFund, 4.123%	47,592,653	47,592,653
DWS Money Market Series, 4.201%	125,807	125,807
Federated Treasury Obligation Fund, 1.571%	4	4
UBS Private Money Market Fund LLC,[10] 3.941%	31,184,519	31,184,519
Total money market funds and investments of cash collateral from securities loaned (cost—$78,903,973)		78,903,973
Total investments (cost—$1,298,035,988)— 106.63%		1,413,438,050
Liabilities in excess of other assets—(6.63)%		(87,853,156)
Net assets—100.00%		$1,325,584,894

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2008.

2  Security is traded on the London Exchange.

3  Security is traded on the Brussels Exchange.

4  Security is traded on the Hong Kong Exchange.

5  Security is traded on the Netherlands Exchange.

6  Security is traded on the Stockholm Exchange.

7  Rate shown is the discount rate at date of purchase.

8  Entire amount delivered to broker as collateral for futures transactions.

9  Rates shown reflect yield at January 31, 2008.

10  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Security description	Value at 07/31/07	Purchases during the six months ended 01/31/08	Sales during the six months ended 01/31/08	Value at 01/31/08	Net income earned from affiliate for the six months ended 01/31/08
UBS Private Money Market Fund LLC	$56,022,635	$496,367,069	$521,205,185	$31,184,519	$95,855

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
14	EUR	Dow Jones Euro STOXX 50 Futures	March 2008	$863,182	$797,645	$(65,537)
7	GBP	FTSE 100 Index Futures	March 2008	832,901	821,137	(11,764)
5	JPY	TOPIX Index Futures	March 2008	603,409	634,999	31,590
				$2,299,492	$2,253,781	$(45,711)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro	1,470,000	USD	2,166,515	04/07/08	$(14,453)
Euro	3,843,000	USD	5,682,798	04/07/08	(18,878)
Great Britain Pound	1,887,886	USD	3,727,480	04/07/08	(11,022)
Great Britain Pound	2,430,000	USD	4,827,146	04/07/08	15,119
Great Britain Pound	14,506,500	USD	28,733,315	04/30/08	53,385
Hong Kong Dollar	29,329,956	USD	3,768,852	04/07/08	1,352
Japanese Yen	316,500,000	USD	2,974,009	04/07/08	(15,497)
Japanese Yen	449,880,890	USD	4,181,088	04/07/08	(68,269)
United States Dollar	8,801,921	AUD	10,044,071	04/07/08	132,498
United States Dollar	2,013,247	CHF	2,189,870	04/07/08	15,396
United States Dollar	3,451,082	CHF	3,804,301	04/07/08	73,132
United States Dollar	2,050,258	EUR	1,400,000	04/07/08	26,855
United States Dollar	2,364,070	EUR	1,610,764	04/07/08	25,744
United States Dollar	2,306,800	GBP	1,159,341	04/07/08	(11,004)
United States Dollar	2,272,688	HKD	17,702,425	04/07/08	1,228
United States Dollar	3,980,633	SEK	25,236,415	04/07/08	(23,384)
					$182,202

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Currency type abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

USD  US Dollar

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares declined 0.14% (before the deduction of the maximum UBS PACE Select program fee, and declined 0.89% after the deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the MSCI Emerging Markets Free (EMF) Index (the "benchmark") declined 1.33%, and the median return of the Lipper Emerging Markets Funds category was 0.49%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 139. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

Emerging market equities struggled to maintain the momentum developed earlier in 2007. Asian markets underperformed, as the export-dependent markets of Korea and Taiwan fell 15.5% and 14.9%, respectively, on fears of the impact of a US economic slowdown. Meanwhile, the markets of India and Malaysia outperformed, with gains of 19.5% and 10.8%, respectively. Latin America outperformed, returning 20.2%, as the strong performance in Brazil more than offset the losses experienced in Mexico and Chile.

In Europe, Russia gained 2.6%, while markets in Poland, Turkey and Hungary sustained sharp losses that were cushioned by currency appreciation. The Middle East provided a relatively safe haven, as Israel rose by 7.6% and Egypt appreciated 28%. Elsewhere, South Africa declined by 6.5% due primarily to the depreciation of its currency, the rand. Currency appreciation generally boosted market returns, particularly in Latin America, where the Brazilian real gained 6.0% and in Europe, where the Polish zloty rose by 13.6%.

Advisors' comments
Gartmore

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock picking in the energy sector contributed to the Portfolio's relative returns. The most successful positions included our overweights in Thai coal producer Banpu Public Co. Ltd. and China Shenhua Energy. Both companies are benefiting from rising demand from China as the country

(continued on next page)

UBS PACE Select Advisors Trust – UBS PACE International Emerging Markets Equity Investments

Advisors:

Gartmore Global Partners ("Gartmore") and Mondrian Investment Partners Limited ("Mondrian")

Portfolio Managers:

GGP: Christopher Palmer

Mondrian: Team

Objective:

Capital appreciation.

Investment process:

Gartmore seeks to identify companies whose earnings have the ability to exceed or be sustained beyond market expectations. Gartmore employs a stringent analysis of strategic factors, industry dynamics and the assessment of individual company franchises. It focuses on bottom-up stock picking within a risk-controlled environment.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Advisors' comments – continued

expands its coal-fired energy generating capacity. This has contributed to record prices for thermal coal. Within the energy sector, we also increased our exposure to the Brazilian state-owned energy company Petroleo Brasileiros. Within the last six months the company has announced two major offshore finds, one of oil and one of gas. Elsewhere in the sector, increased demand for alternative energy generating capacity prompted us to take a new position in China's largest solar cell maker Suntech Power Holdings. The company has the lowest non-silicon manufacturing costs of its peers.

On the downside, our holdings in the financials sector were affected by concerns about the extent of their exposure to the US credit markets. For example, our overweight in Shin Kong Financial of Taiwan detracted from performance after the company revealed its exposure to higher risk debt instruments. China's moves to slow access to credit, including the introduction of lending limits, affected real estate developers such as Shimao Property Holdings Ltd.,1 a position which we sold during the period.

At the country level, South Korean stocks fell as the country was seen to be vulnerable to a slowing export market. For example, our overweight in shipbuilder Hanjin Heavy Industries Construction Co. Ltd. hindered results as investors locked in gains following a record year for the industry. In contrast, our overweight in Russia proved effective. In particular, we benefited from our focus on consumer discretionary stocks that we believe are likely to gain from rising disposable income. A Russian stock that enhanced results was mobile phone operator Mobile TeleSystems.

Heightened volatility in the global equity markets caused us to make some portfolio changes in January 2008. This led to the placing of stop-losses on some stocks, and the reduction of some overweight positions. (By putting a stop-loss, we established a stock price that is below its current market price. If the share price falls to the stop-loss price, we sell the stock.)

Mondrian

Our portion of the Portfolio outperformed the benchmark slightly during the period as gains in Europe and Africa outweighed the impact of underperformance in Latin America and Asia. Exposure to the several holdings in the telecommunications sector proved beneficial, while holdings in the energy and resources sector performed well as commodity prices continued to rise.

In Europe, stock selection contributed to performance, particularly in Russia and Turkey. Within those countries, our holdings in mobile telecommunications operators Mobile TeleSystems (Russia) and Iletisim Hizmetteri ("Turkcell") (Turkey) benefited from strong subscriber growth. Russian steel manufacturer Evraz Group also performed well as global steel prices moved higher, driving expectations of improved profitability.

In Africa, we benefited from an overweighting in Egypt, although our selection of stocks slightly underperformed the benchmark. Stock selection in South Africa boosted returns, with energy company Sasol Ltd. proving to be a key beneficiary of the continued strength in energy prices.

Investment process (concluded)

attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

1  Not held within this Advisor's portion of the Portfolio as of January 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Advisors' comments – concluded

Our sector positioning in Asian markets detracted from returns, although this was largely offset by good stock selection. An underweight position in the Indian market, which had strong performance proved costly, although this was offset by adopting underweight positions in Korea and China, where returns were much lower. Despite our overweight exposure to the underperforming Taiwanese market, select holdings provided strong returns, particularly domestically-oriented holdings such as Chunghwa Telecom Co. Ltd. and President Chain Store Corp., which outperformed the market by a wide margin.

In Latin America, the gains from correctly overweighting Brazil were more than offset by disappointing stock performance in Brazil and, to a lesser extent, Mexico. Despite very strong contributions from holdings in the natural resources sectors such as Petrobras and Companhia Vale do Rio Doce, we were impacted by poor returns of more domestic names, particularly toll road operator Companhia de Concessoes Rodoviarias and credit card processing company Redecard.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-0.15%	22.40%	30.69%	N/A	15.51%
maximum sales charge	Class B3	-0.59%	21.36%	29.56%	N/A	15.91%
or UBS PACE Select	Class C4	-0.52%	21.52%	29.67%	N/A	15.72%
program fee	Class Y5	0.05%	22.89%	31.30%	N/A	16.01%
	Class P6	-0.14%	22.47%	30.81%	9.45%	7.18%
After deducting	Class A2	-5.63%	15.67%	29.22%	N/A	14.60%
maximum sales charge	Class B3	-4.80%	16.36%	29.42%	N/A	15.91%
or UBS PACE Select	Class C4	-1.36%	20.52%	29.67%	N/A	15.72%
program fee	Class P6	-0.89%	20.65%	28.86%	7.82%	5.59%
MSCI Emerging Markets Free (EMF) Index		-1.33%	23.66%	33.97%	13.94%	9.62%
Lipper Emerging Markets Funds median		0.49%	22.66%	33.41%	12.94%	9.85%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 27.78%; 5-year period, 31.79%; since inception, 16.53%; Class B—1-year period, 29.19%; 5-year period, 32.02%; since inception, 17.89%; Class C—1-year period, 33.25%; 5-year period, 32.26%; since inception, 17.69%; Class Y—1-year period, 35.76%; 5-year period, 33.85%; since inception, 18.02%; Class P—1-year period, 33.33%; 5-year period, 31.42%; 10-year period, 8.38%; since inception, 6.55%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: Class A—1.89% and 1.89%; Class B—2.69% and 2.69%; Class C—2.64% and 2.64%; Class Y—1.52% and 1.52%; and Class P—1.82% and 1.82%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Net assets (mm)	$439.7
Number of holdings	168
Portfolio composition[1]	01/31/08
Common stocks, preferred stocks and rights	73.6%
ADRs, GDRs and NVDRs	24.0
Corporate bond	0.0 [2]
Cash equivalents and other assets less liabilities	2.4
Total	100.0%
Regional allocation[1]	01/31/08
Asia	46.5%
The Americas	27.6
Europe/Middle East/Africa	23.5
Cash equivalents and other assets less liabilities	2.4
Total	100.0%
Top five countries (equity investments)[1]	01/31/08
Brazil	15.4%
Taiwan	12.2
South Korea	11.0
Russia	8.4
Mexico	6.5
Total	53.5%
Top ten equity holdings[1]	01/31/08
China Mobile (Hong Kong)	2.4%
Taiwan Semiconductor Manufacturing	2.4
Petroleo Brasileiro SA—Petrobras (common stock)	2.0
America Movil SA de C.V., ADR	1.9
Gazprom, ADR	1.9
Bharti Airtel	1.8
Sasol	1.7
Petroleo Brasileiro SA—Petrobras, ADR (preferred stock)	1.7
LUKOIL, ADR	1.6
Companhia Vale do Rio Doce, Class A (preferred stock)	1.5
Total	18.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2008.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non Voting Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—89.73% Security description	Number of shares	Value
Argentina—0.25%
Energy equipment & services—0.25%
Tenaris SA, ADR	27,000	$1,079,730
Bermuda—1.92%
Banks—0.36%
Credicorp Ltd.	21,858	1,565,470
Marine—1.02%
Cosco Pacific Ltd.	2,190,000	4,466,402
Real estate—0.54%
Sinofert Holdings Ltd.[1]	2,984,000	2,398,651
Total Bermuda common stocks		8,430,523
Brazil—9.62%
Banks—0.53%
Unibanco—Uniao de Bancos Brasileiros SA, GDR	17,900	2,341,320
Diversified telecommunication services—0.64%
Brasil Telecom Participacoes SA, ADR[1]	40,467	2,825,406
Electric utilities—1.35%
AES Tiete SA	26,200,000	1,116,963
CPFL Energia SA	58,500	1,006,373
CPFL Energia SA, ADR[1]	21,000	1,099,350
MPX Mineracao e Energia SA*	6,000	2,728,823
		5,951,509
Insurance—0.21%
Porto Seguro SA	28,800	914,429
Metals & mining—0.91%
Companhia Vale do Rio Doce (CVRD), ADR[1]	152,800	3,977,384
Oil & gas—1.97%
Petroleo Brasileiro SA— Petrobras	77,944	8,662,696
Paper & forest products—0.85%
Votorantim Celulose e Papel SA, ADR[1]	126,150	3,727,732
Retail—0.73%
Lojas Renner SA	205,400	3,222,877
Software & Services—0.99%
Redecard SA	299,800	4,346,162
Transportation infrastructure—1.20%
Companhia de Concessoes Rodoviarias (CCR)	327,089	5,271,730
Warehousing & harbor transportation services—0.24%
Santos Brasil Participacoes SA	73,500	1,044,628
Total Brazil common stocks		42,285,873

Security description	Number of shares	Value
Canada—0.46%
Metals & mining—0.46%
Uranium One, Inc.*	288,300	$2,004,217
Cayman Islands—1.30%
Electronic equipment & instruments—0.51%
Suntech Power Holdings Co., Ltd., ADR1,*	41,100	2,249,403
Internet software & services—0.17%
Alibaba.com Ltd.1,*	305,000	742,559
Media—0.39%
Focus Media Holding Ltd., ADR1,*	35,200	1,691,360
Real estate—0.06%
Agile Property Holdings Ltd.[1]	234,000	261,226
Specialty retail—0.17%
China Dongxiang Group Co.1,*	1,219,924	758,654
Total Cayman Islands common stocks		5,703,202
Chile—0.57%
Banks—0.37%
Banco Santander Chile SA, ADR[1]	33,600	1,648,416
Water utilities—0.20%
Inversiones Aguas Metropolitanas SA (IAM), ADR[2]	36,500	879,519
Total Chile common stocks		2,527,935
China—4.53%
Banks—0.85%
China Construction Bank Corp.	5,401,000	3,758,199
Construction materials—0.47%
Anhui Conch Cement Co. Ltd., Class H1	380,800	2,047,161
Insurance—0.35%
Ping An Insurance (Group) Co. of China Ltd.	220,000	1,544,092
Marine—0.61%
China Shipping Development Co. Ltd., Class H	1,030,000	2,700,635
Metals & mining—0.85%
China Shenhua Energy Co. Ltd., Class H	715,500	3,721,174
Oil & gas—0.46%
PetroChina Co. Ltd., Class H	1,433,200	2,013,195
Real estate—0.41%
Shimao Property Holdings Ltd.	1,000,800	1,789,422
Technology, hardware & equipment—0.27%
TPV Technology Ltd.[1]	1,862,000	1,193,815

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
China—(concluded)
Textiles & apparel—0.26%
Fountain Set (Holdings) Ltd.[1]	1,404,000	$274,059
Texwinca Holdings Ltd.	1,130,000	863,323
		1,137,382
Total China common stocks		19,905,075
Columbia—1.09%
Banks—1.09%
Bancolombia SA1	143,600	4,797,676
Czech Republic—1.29%
Banks—0.38%
Komercni Banka A.S.	8,000	1,675,985
Electric utilities—0.91%
CEZ	59,500	3,990,095
Total Czech Republic common stocks		5,666,080
Egypt—1.60%
Wireless telecommunication services—1.60%
Egyptian Co. for Mobile Services (MobiNil)	54,966	2,177,216
Orascom Telecom Holding S.A.E., GDR[1]	65,800	4,875,780
Total Egypt common stocks		7,052,996
Hong Kong—4.24%
Electric utilities—0.54%
China Resources Power Holdings Co. Ltd.	987,200	2,381,157
Marine—0.49%
Pacific Basin Shipping Ltd.	1,533,000	2,169,647
Multi-utilities—0.49%
China Power International Development Ltd.[1]	6,316,000	2,161,162
Oil & gas—0.34%
CNOOC Ltd.	1,031,000	1,481,786
Wireless telecommunication services—2.38%
China Mobile (Hong Kong) Ltd.	705,100	10,439,640
Total Hong Kong common stocks		18,633,392
Hungary—0.40%
Banks—0.40%
OTP Bank Rt.	40,492	1,746,657
India—4.95%
Automobiles—0.39%
Hero Honda Motors Ltd.	98,184	1,709,536
Chemicals—1.05%
Reliance Industries Ltd.	72,459	4,606,320
Construction & engineering—0.49%
Unitech Ltd.	217,408	2,161,475

Security description	Number of shares	Value
India—(concluded)
Diversified financials—0.22%
Reliance Capital Ltd.	20,042	$981,316
Diversified manufacturing—0.24%
Max India Ltd.*	197,166	1,065,676
Diversified telecommunication services—1.84%
Bharti Airtel Ltd.*	368,014	8,111,206
Electric utilities—0.28%
Tata Power Co. Ltd.	35,900	1,211,038
IT consulting & services—0.44%
Satyam Computer Services Ltd., ADR[1]	78,525	1,912,084
Total India common stocks		21,758,651
Indonesia—0.77%
Automobiles—0.77%
PT Astra International Tbk	1,128,000	3,393,483
Israel—2.72%
Banks—0.96%
Bank Hapoalim Ltd.	915,403	4,238,931
Chemicals—0.37%
Makhteshim-Agan Industries Ltd.*	203,442	1,604,808
Diversified telecommunication services—0.92%
Bezeq Israeli Telecommunication Corp. Ltd.	2,199,685	4,053,263
Pharmaceuticals—0.47%
Teva Pharmaceutical Industries Ltd., ADR	44,900	2,067,196
Total Israel common stocks		11,964,198
Kazakhstan—0.59%
Oil & gas—0.59%
KazMunaiGas Exploration Production, GDR	98,800	2,578,680
Malaysia—3.79%
Banks—1.47%
Commerce Asset-Holding Berhad	749,500	2,399,125
Hong Leong Bank Berhad	958,400	1,729,505
Public Bank Berhad	53,900	190,373
Public Bank Berhad, Foreign Market	600,000	2,134,841
		6,453,844
Consumer products—0.63%
Tanjong PLC	551,600	2,762,815
Hotels, restaurants & leisure—0.43%
Genting Berhad	837,700	1,913,744
Marine—0.72%
Malaysia International Shipping Co. Berhad	1,078,600	3,172,883

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Malaysia—(concluded)
Plantations—0.54%
IOI Corp. Berhad	1,076,895	$2,375,036
Total Malaysia common stocks		16,678,322
Mexico—6.45%
Banks—0.87%
Banco Compartamos SA de C.V.*	281,800	1,220,522
Grupo Financiero Banorte SA de C.V., Series O1	622,591	2,587,301
		3,807,823
Beverages—0.70%
Grupo Modelo SA de C.V., Series C1	669,900	3,080,853
Construction materials—0.49%
Cemex SA de C.V., ADR1,*	80,429	2,180,430
Household products—0.46%
Kimberly-Clark de Mexico SA de C.V., Series A1	500,200	2,025,559
Media—0.46%
Grupo Televisa SA, ADR[1]	91,600	2,041,764
Metals & mining—0.88%
Grupo Mexico SAB de C.V., Series B	346,757	2,033,437
Industrias CH SA, Series B1,*	476,400	1,844,711
		3,878,148
Multi-line retail—0.34%
Wal-Mart de Mexico SA de C.V., Series V1	415,621	1,496,904
Transportation infrastructure—0.32%
Grupo Aeroportuario del Pacifico SA de C.V., ADR[1]	32,400	1,388,988
Wireless telecommunication services—1.93%
America Movil SA de C.V., ADR, Series L1	141,422	8,472,592
Total Mexico common stocks		28,373,061
Morocco—0.18%
Real estate—0.18%
Compagnie Generale Immobiliere*	2,534	801,601
Panama—0.18%
Banks—0.18%
Banco Latinoamericano de Exportaciones SA, Class E	51,700	797,731
Philippines—0.59%
Diversified telecommunication services—0.59%
Philippine Long Distance Telephone Co., ADR[1]	34,500	2,596,125

Security description	Number of shares	Value
Poland—1.15%
Banks—0.73%
Bank Pekao SA	21,108	$1,704,055
Bank Zachodni WBK SA	19,386	1,515,935
		3,219,990
Diversified telecommunication services—0.42%
Telekomunikacja Polska SA	193,469	1,854,522
Total Poland common stocks		5,074,512
Russia—8.36%
Auto manufacturing/suppliers—0.56%
JSC Severstal-Auto	48,900	2,445,000
Banks—1.01%
Sberbank	1,224,200	4,433,519
Food products—0.39%
Uralkali, GDR1,*	53,857	1,730,541
Marine—0.10%
Novorossiysk Sea Trade Port, GDR1,*	33,082	448,592
Metals & mining—1.40%
Chelyabinsk Zinc Factory, GDR*	20,800	193,440
Evraz Group SA, GDR	46,400	3,373,280
Mining & Metallurgical Co., Norilsk Nickel, ADR	10,750	2,609,563
		6,176,283
Oil & gas—3.46%
Gazprom, ADR	171,796	8,309,667
LUKOIL, ADR	100,012	6,890,827
		15,200,494
Wireless telecommunication services—1.44%
Mobile TeleSystems, ADR	75,860	6,309,276
Total Russia common stocks		36,743,705
South Africa—5.88%
Banks—1.04%
African Bank Investments Ltd.[1]	1,230,784	4,587,329
Construction materials—0.36%
Freeworld Coatings Ltd.*	119,829	136,110
Pretoria Portland Cement Co. Ltd.	282,944	1,422,430
		1,558,540
Diversified financials—0.36%
ABSA Group Ltd.	116,492	1,593,105
Diversified telecommunication services—0.36%
Telkom South Africa Ltd.	83,636	1,577,306
Industrial conglomerates—0.57%
Barloworld Ltd.	147,348	1,751,607
Remgro Ltd.	32,152	771,849
		2,523,456

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
South Africa—(concluded)
Metals & mining—0.78%
Impala Platinum Holdings Ltd.	91,819	$3,439,020
Oil & gas—1.72%
Sasol Ltd.	157,874	7,538,350
Wireless telecommunication services—0.69%
MTN Group Ltd.	191,845	3,052,314
Total South Africa common stocks		25,869,420
South Korea—8.94%
Airlines—0.31%
Korean Air Lines Co. Ltd.	18,897	1,370,529
Banks—2.14%
Industrial Bank of Korea (IBK)	158,100	2,892,864
Kookmin Bank	77,322	5,118,728
Shinhan Financial Group Co. Ltd.	26,361	1,417,871
		9,429,463
Building products—0.23%
KCC Corp.	2,519	994,073
Chemicals—0.52%
LG Chem Ltd.	27,525	2,273,024
Construction & engineering—0.42%
Hyundai Development Co.	25,368	1,826,003
Diversified financials—1.08%
Hana Financial Group, Inc.	97,268	4,743,347
Electric utilities—0.90%
Korea Electric Power Corp. (KEPCO)	99,170	3,980,414
Industrial conglomerates—0.34%
Hanjin Heavy Industries & Construction Co. Ltd.*	33,293	1,501,895
Insurance—0.42%
Samsung Fire & Marine Insurance Co. Ltd.	9,262	1,841,674
Machinery—0.30%
Hyundai Heavy Industries Co. Ltd.	3,905	1,326,675
Metals & mining—0.92%
POSCO	7,472	4,047,665
Semiconductor equipment & products—1.36%
Samsung Electronics Co. Ltd.	9,315	5,972,690
Total South Korea common stocks		39,307,452

Security description	Number of shares	Value
Taiwan—12.23%
Banks—1.85%
Chinatrust Financial Holding Co. Ltd.*	3,269,000	$2,639,995
Mega Financial Holding Co. Ltd.	8,272,000	5,481,676
		8,121,671
Chemicals—0.29%
Nan Ya Plastics Corp.	628,000	1,270,671
Computers & peripherals—2.05%
Asustek Computer, Inc.	831,372	2,149,680
Innolux Display Corp.3,*	285,300	1,169,730
Innolux Display Corp.[4]	186,000	400,992
Lite-On Technology Corp.	3,543,299	5,305,732
		9,026,134
Construction materials—0.45%
Taiwan Cement Corp.	1,531,155	1,989,230
Diversified telecommunication services—1.31%
Chunghwa Telecom Co. Ltd.	1,418,698	3,048,521
Chunghwa Telecom Co. Ltd., ADR	128,512	2,702,607
		5,751,128
Electronic equipment & instruments—0.65%
HON HAI Precision Industry Co. Ltd. (Foxconn)	349,840	1,892,493
Synnex Technology International Corp.	475,811	964,228
		2,856,721
Food & drug retailing—0.81%
President Chain Store Corp.	1,257,000	3,579,666
Industrial conglomerates—0.00%
HannStar Display Corp.*	852	311
Insurance—0.33%
Shin Kong Financial Holding Co. Ltd.	2,114,336	1,439,296
Semiconductor equipment & products—3.83%
Advanced Semiconductor Engineering, Inc.	2,155,083	1,927,535
MediaTek, Inc.	339,900	3,311,911
Taiwan Semiconductor Manufacturing Co. Ltd.	5,461,215	10,394,904
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	129,800	1,204,544
		16,838,894
Textiles & apparel—0.00%
Formosa Taffeta Co. Ltd.	1,000	894
Wireless telecommunication services—0.66%
Far EasTone Telecommunications Co. Ltd.	2,330,000	2,877,586
Total Taiwan common stocks		53,752,202

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
Thailand—3.76%
Banks—0.47%
Kasikornbank Public Co. Ltd., NVDR[1]	734,800	$1,858,699
Siam City Bank Public Co. Ltd.[5]	465,500	198,805
		2,057,504
Construction materials—1.01%
Siam Cement Public Co. Ltd., NVDR[1]	711,600	4,453,349
Home builders—0.26%
Land & Houses Public Co. Ltd., NVDR[1]	5,328,800	1,145,512
Metals & mining—0.89%
Banpu Public Co. Ltd., NVDR	296,302	3,910,998
Oil & gas—1.13%
PTT Exploration and Production Public Co., Ltd. (NVDR)	369,000	1,654,169
PTT Public Co. Ltd.	341,700	3,332,649
		4,986,818
Total Thailand common stocks		16,554,181
Turkey—1.92%
Automobiles—0.54%
Tofas Turk Otomobil Fabrikasi A.S.	520,129	2,369,884
Diversified financials—0.48%
Turkiye Vakiflar Bankasi T.A.O., Class D	841,268	2,089,104
Wireless telecommunication services—0.90%
Turkcell Iletisim Hizmetleri A.S. (Turkcell)	442,772	3,979,783
Total Turkey common stocks		8,438,771
Total common stocks (cost—$323,407,802)		394,515,451
Preferred stocks—7.87%
Brazil—5.78%
Banks—1.54%
Banco Bradesco SA	96,204	2,555,777
Itausa—Investimentos Itau SA	726,912	4,186,253
		6,742,030
Beverages—0.42%
Companhia de Bebidas das Americas (AmBev), ADR[1]	26,011	1,848,862
Electric utilities—0.13%
AES Tiete SA	17,300,000	586,174

Preferred stocks—(concluded) Security description	Number of shares	Value
Brazil—(concluded)
Metals & mining—2.00%
Companhia Vale do Rio Doce (CVRD), Class A	253,664	$6,456,246
Usinas Siderurgicas de Minas Gerais SA (Usiminas), Class A	50,100	2,349,773
		8,806,019
Oil & gas—1.69%
Petroleo Brasileiro SA—Petrobras, ADR	79,756	7,442,032
Total Brazil preferred stocks		25,425,117
South Korea—2.09%
Automobiles—0.84%
Hyundai Motor Co.	109,270	3,688,412
Semiconductor equipment & products—1.25%
Samsung Electronics Co. Ltd.	11,847	5,473,774
Total South Korea preferred stocks		9,162,186
Total preferred stocks (cost—$23,634,718)		34,587,303
	Number of rights
Rights*—0.00%
Brazil—0.00%
Banks—0.00%
Banco Bradesco SA exercise price BRL 43.00, expires 02/22/08	1,329	3,136
Thailand—0.00%
Diversified telecommunication services—0.00%
True Corporation Public Company Ltd. exercise price $0.5764, expires 03/28/08[5,6]	218,684	0
Total rights (cost—$0)		3,136
	Face amount[9]
Corporate bond[5,6,7,8]—0.00%
Brazil—0.00%
Metals & mining—0.00%
Companhia Vale do Rio Doce 1.000% , due 09/29/49 (cost—$0)	$10,050	0

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2008 (unaudited)

Security description	Face amount[9]	Value
Repurchase agreement—1.45%
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400% due 02/01/08, collateralized by $746,844 US Treasury Bills, zero coupon due 05/01/08, $469,827 US Treasury Bonds, 8.125% due 08/15/19 and $4,839,762 US Treasury Notes, 4.750% due 12/31/08 to 01/31/12; (value—$6,523,951); proceeds: $6,396,249 (cost—$6,396,000)	$6,396,000	$6,396,000
	Number of shares
Investments of cash collateral from securities loaned—14.72%
Money market funds[10]—14.72%
AIM Prime Portfolio, 3.663%	55	55

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—(concluded)
Money market funds[10]—(concluded)
BlackRock Provident Institutional TempFund, 4.123%	15,264,219	$15,264,219
DWS Money Market Series, 4.201%	65,369	65,369
UBS Private Money Market Fund LLC,[11] 3.941%	49,401,041	49,401,041
Total money market funds and investments of cash collateral from securities loaned (cost—$64,730,684)		64,730,684
Total investments (cost—$418,169,204)— 113.77%		500,232,574
Liabilities in excess of other assets—(13.77)%		(60,542,346)
Net assets—100.00%		$439,690,228

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2008.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.20% of net assets as of January 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security is traded on the Euro OTC Exchange.

4  Security is traded on the Taipei Exchange.

5  Illiquid securities representing 0.05% of net assets as of January 31, 2008.

6  Security is being fair valued by a valuation committee under the direction of the board of trustees.

7  Perpetual bond security. The maturity date represents the final maturity.

8  Variable rate security. The interest rate shown is the current rate as of January 31, 2008, and resets periodically.

9  In US Dollars unless otherwise indicated.

10  Rates shown reflect yields at January 31, 2008.

11  The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2008.

Security description	Value at 07/31/07	Purchases during the six months ended 01/31/08	Sales during the six months ended 01/31/08	Value at 01/31/08	Net income earned from affiliate for the six months ended 01/31/08
UBS Private Money Market Fund LLC	$7,303,388	$283,430,882	$241,333,229	$49,401,041	$148,158

ADR  American Depositary Receipt

BRL  Brazilian Real

GDR  Global Depositary Receipt

NVDR  Non Voting Depositary Receipt

OTC  Over The Counter

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares declined 5.66% (before deduction of the maximum UBS PACE Select program fee; the shares declined 6.37% after the deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the FTSE NAREIT Equity REIT Index declined 3.83% and the FTSE EPRA/NAREIT Global Real Estate Index (the "benchmark") declined 6.28%, while the Lipper Real Estate Funds median (which is inclusive of US and international funds) declined 4.82%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 150. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

During the period, volatility increased as macroeconomic headwinds persisted, driven by credit market concerns, high oil prices, weak US consumption and decelerating US employment growth. The credit dislocations led to an evaporation of debt available to real estate investors. For those who required debt, spreads widened significantly. (Spreads are the difference between the yield paid on U.S. Treasury bonds and higher risk securities with the same maturities.) These concerns led investors to take a more defensive posture, which resulted in a flight to quality within the real estate securities sector in terms of property, balance sheets and management.

During the reporting period, Hong Kong led the real estate securities group, returning 27.7%. All other Asian markets underperformed, with Japan, Australia and Singapore each down over 10%. North American securities fared slightly better, with the US and Canada down 4.4% and 4.9%, respectively, over the six-month reporting period. In Europe, with the exception of the Netherlands, all countries posted negative returns; most notably Spain, Italy, Germany and the UK. Likewise, all emerging markets underperformed meaningfully for the reporting period.

Advisor's comments

Although Hong Kong is further along in its fundamental recovery than other Asian markets, it continues to show strong occupancy and rental growth driven by a healthy local economy supported by Mainland China. Home prices increased over 12%, and rents increased over 10% in 2007 as wage growth, a strong local stock

UBS PACE Select Advisors Trust – UBS PACE Global Real Estate Securities Investments

Advisor:

Goldman Sachs Asset Management, L.P. ("GSAM")

Portfolio Managers:

Team, led by Mark Howard-Johnson and David Kruth, co-managers

Objective:

Total return

Investment process:

The Portfolio invests primarily in real estate investment trusts (REITs) and other real estate related securities. The Portfolio can invest in both developed and emerging markets around the world.

GSAM conducts fundamental, bottom-up research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Advisor's comments – continued

market and US Federal Reserve Board (the "Fed") interest rate cuts were positive for residential demand. Retail rents rose 14% while the central office market rents rose over 22%, driven by strong demand in a supply constrained environment. During the reporting period, our stock selection in Hong Kong detracted from performance.

In Japan, real estate fundamentals were solid, but volatility remains high due to growing global credit concerns. The office market continued to perform well. In Tokyo's five Central Wards (Central Wards are the 23 municipalities that make up the core and the most populous part of Tokyo), vacancy within the office sector declined to 2.55% in the fourth quarter of 2007 from 3.00% in the third quarter, while rent hikes continued to increase not only in the Class A space (that is, well located properties with high-quality tenants), but also in tertiary markets. Since new construction is limited or pre-leased, we believe this trend should continue. Not only do we expect fundamentals to remain strong, but we believe valuations are attractive with real estate operating companies trading at 35-40% discounts to their net asset values—representing some of the most attractive values globally. Our stock selection in Japan contributed positively to performance for the reporting period.

The US real estate securities market modestly outperformed the global real estate market, declining 4.4% over the period. As investors turned more defensive, those sub-sectors with long lease terms and companies with strong balance sheets performed best. Consequently, the industrial, healthcare and retail sectors outperformed, while the hotels, multifamily, and office sectors underperformed. Positive stock selection in every major sub-sector except the office sector contributed to performance. In addition, an underweight position to the multifamily sector and an overweight position to the industrial sector enhanced results. Conversely, stock selection in the office sector and underweight positions to the healthcare and self-storage sectors detracted from performance.

Real estate in emerging markets underperformed the broader real estate securities group during the reporting period. Its outperformance in prior periods, combined with credit market conditions, caused the weakness. However, the underlying emerging markets economies remain resilient, which drove our positive view of these markets. We continue to leverage our team to identify unique names such as Desarrollos Urbanos, a Mexican homebuilder capitalizing on increased homeownership and expansion of the mortgage market; Multiplan Empreendimentos Imobilarios, a Brazilian high-end regional mall owner expected to capitalize on favorable consumer trends; MRV Engenharia e Participacoes, another Brazilian-listed company that is focused on the for-sale housing market where there is a shortage of housing and a rate environment which is declining; and Megaworld Corp., a Philippines listed stock focused on the burgeoning office market housing English-speaking call centers.

Overall, our stock selection in the UK detracted from performance during the reporting period. Weakness in the UK largely stemmed from ongoing fears over the impact on the property market of recent credit market dislocation and concern over slowing fundamentals. With the UK property stocks now trading 20-30% below their net asset values, we believe the market has overreacted. Even though repricing needs to continue in the private market, where net asset values must come down, the UK REITs seem to be pricing in this change and more. As a result, many REITs, including British Land and Land Securities, have announced share buy-back programs, a testament of management's view that their stock is undervalued. With vacancy rates less than 4% in Central London and 2% in the West End, fundamentals remain very robust. Throughout the decline,

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Advisor's comments – concluded

we opportunistically increased our weightings in our higher conviction stocks including Great Portland Estates and Derwent London. Each has significant asset exposure and redevelopment opportunities, largely in the West End office market.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real-estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08		6 months	1 year	Since inception[1]
Before deducting maximum	Class A2	-5.81%	-15.39%	-7.43%
sales charge or UBS PACE	Class C3	-6.14%	-16.04%	-8.17%
Select program fee	Class P4	-5.66%	-15.16%	-11.83%
After deducting maximum	Class A2	-11.03%	-20.06%	-11.97%
sales charge or UBS PACE	Class C3	-7.05%	-16.86%	-8.17%
Select program fee	Class P4	-6.37%	-16.43%	-13.14%
FTSE NAREIT Equity REIT Index		-3.83%	-23.04%	-15.39%
FTSE EPRA/NAREIT Global Real Estate Index		-6.28%	-15.01%	-10.12%
Lipper Real Estate Funds median		-4.82%	-23.38%	-16.06%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -11.12%; since inception, -9.88%; Class C—1-year period, -7.63%; since inception, -5.67%; Class P—since inception, -10.35%. Please note that Class P since inception return has not been annualized.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: Class A—3.06% and 1.45%; Class C—3.78% and 2.20%; Class Y—1.92% and 1.20%; and Class P—3.02% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20%. The portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the portfolio's expenses in any of those three years to exceed these expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. The Class Y shares commenced issuance on November 30, 2006 and had been totally redeemed by February 16, 2007. Since inception returns for the Indices and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A & Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

FTSE NAREIT Equity REIT Index—NAREIT (National Association of Real Estate Investment Trusts) is a voice for US REITs and publicly traded real estate companies worldwide. Members are real estate investment trusts (REITs) and other businesses that own, operate and finance income-producing real estate, as well as those firms and individuals who advise, study and service these businesses. Equity Real Estate Investment Trusts include those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets is invested in real property.

The FTSE EPRA/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Net assets (mm)	$72.1
Number of holdings	87
Portfolio composition[1]	01/31/08
Common stocks	97.1%
Cash equivalents and other assets less liabilities	2.9
Total	100.0%
Top five countries (equity investments)[1]	01/31/08
United States	35.3%
Hong Kong	13.6
Japan	13.1
Australia	9.5
United Kingdom	6.7
Total	78.2%
Top ten equity holdings[1]	01/31/08
Sun Hung Kai Properties	5.1%
Mitsubishi Estate	4.4
Mitsui Fudosan	3.6
Simon Property Group	3.5
Vornado Realty Trust	3.5
ProLogis	3.2
Unibail Rodamco	3.1
GPT Group	2.3
Henderson Land Development Co.	2.2
Boston Properties	1.8
Total	32.7%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—97.14% Security description	Number of shares	Value
Australia—9.45%
Alternative Real Estate—0.16%
Australian Education Trust	94,800	$113,851
Diversified—2.97%
Abacus Property Group	333,843	425,360
DB RREEF Trust	53,327	77,123
GPT Group	479,353	1,639,594
		2,142,077
Hotels—0.33%
Thakral Holdings Group	262,679	235,312
Office—2.71%
Tishman Speyer Office Fund	756,917	890,346
Valad Property Group	1,106,045	1,066,560
		1,956,906
Residential—1.39%
Australand Property Group[1]	449,984	766,646
ING Real Estate Community Living Group	248,650	234,312
		1,000,958
Retail—1.89%
Centro Retail Group	389,662	163,055
Macquarie CountryWide Trust	12,177	16,488
Macquarie DDR Trust	7,245	4,506
Westfield Group	69,744	1,178,370
		1,362,419
Total Australia common stocks		6,811,523
Brazil—2.46%
Residential—0.50%
MRV Engenharia e Participacoes SA*	19,396	361,125
Retail—1.96%
BR Malls Participacoes SA*	35,691	371,316
Iguatemi Empresa de Shopping Centers SA	49,166	733,717
Multiplan Empreendimentos Imobiliarios SA*	28,211	306,327
		1,411,360
Total Brazil common stocks		1,772,485
Canada—2.78%
Office—1.28%
Brookfield Properties Corp.[1]	45,449	923,069
Residential—1.50%
Boardwalk Real Estate Investment Trust	27,400	1,084,757
Total Canada common stocks		2,007,826

Security description	Number of shares	Value
China—2.18%
Diversified—2.18%
China Overseas Land & Investment Ltd.	528,000	$893,454
Shui On Land Ltd.	639,500	676,768
Total China common stocks		1,570,222
France—5.28%
Diversified—3.60%
Fonciere des Regions	2,847	377,344
Unibail Rodamco	9,347	2,216,922
		2,594,266
Retail—1.68%
Klepierre	13,773	735,316
Mercialys	12,762	475,992
		1,211,308
Total France common stocks		3,805,574
Hong Kong—13.57%
Diversified—9.77%
Henderson Land Development Co. Ltd.	181,000	1,561,911
Kerry Properties Ltd.	164,903	1,110,457
Sun Hung Kai Properties Ltd.	182,000	3,656,365
Wharf (Holdings) Ltd.	131,000	716,491
		7,045,224
Office—1.25%
Hongkong Land Holdings Ltd.	189,000	902,012
Residential—0.97%
Agile Property Holdings Ltd.	624,000	696,603
Retail—1.58%
Hang Lung Properties Ltd.	279,000	1,139,518
Total Hong Kong common stocks		9,783,357
Japan—13.14%
Diversified—5.67%
Kenedix Realty Investment Corp.	144	948,723
Mitsubishi Estate Co. Ltd.	118,000	3,138,248
		4,086,971
Office—6.81%
Japan Excellent, Inc.	177	1,279,810
Mitsui Fudosan Co. Ltd.	112,000	2,567,208
Nippon Commercial Investment Corp.	81	350,259
Sumitomo Realty & Development Co. Ltd.	29,000	715,219
		4,912,496
Residential—0.66%
New City Residence Investment Corp.	122	476,655
Total Japan common stocks		9,476,122

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(concluded) Security description	Number of shares	Value
Mexico—1.32%
Residential—1.32%
Urbi, Desarrollos Urbanos, SA de C.V.*	269,269	$952,146
Philippines—1.20%
Diversified—1.20%
Megaworld Corp.	4,336,833	302,950
Robinsons Land Corp.	1,636,900	562,157
Total Philippines common stocks		865,107
Singapore—3.76%
Industrial—0.71%
Ascendas Real Estate Investment Trust (A-REIT)	333,000	514,068
Office—0.50%
Ascendas India Trust	471,000	357,293
Residential—1.78%
Capitaland Ltd.	305,000	1,282,543
Retail—0.77%
CapitaMall Trust	260,000	554,553
Total Singapore common stocks		2,708,457
United Kingdom—6.73%
Diversified—2.00%
British Land Co. PLC	38,685	776,623
China Central Properties Ltd.*	92,534	102,396
Land Securities Group PLC	17,608	562,555
		1,441,574
Office—3.89%
Dawnay Day Sirius Ltd.	306,228	346,004
Derwent London PLC	45,422	1,233,825
Great Portland Estates PLC	100,197	970,547
Minerva PLC*	93,000	261,011
		2,811,387
Residential—0.48%
Unite Group PLC	51,994	344,234
Retail—0.36%
Capital & Regional PLC	27,742	257,557
Total United Kingdom common stocks		4,854,752
United States—35.27%
Diversified—3.48%
Vornado Realty Trust	27,783	2,511,583
Health care—1.51%
Ventas, Inc.	24,605	1,087,541

Security description	Number of shares	Value
United States—(concluded)
Hotels—3.36%
Host Hotels & Resorts, Inc.	40,740	$681,988
Morgans Hotel Group Co.1,*	49,289	718,141
Orient-Express Hotels Ltd., Class A1	9,139	472,943
Starwood Hotels & Resorts Worldwide, Inc.	12,168	550,602
		2,423,674
Industrial—5.28%
AMB Property Corp.[1]	17,895	905,487
ProLogis	39,451	2,341,417
Public Storage, Inc.	7,151	559,566
		3,806,470
Office—4.75%
Alexandria Real Estate Equities, Inc.[1]	5,412	531,621
Boston Properties, Inc.[1]	14,231	1,308,113
Corporate Office Properties Trust	11,110	355,853
Digital Realty Trust, Inc.[1]	9,257	330,753
SL Green Realty Corp.	9,653	895,895
		3,422,235
Other—2.18%
American Tower Corp., Class A*	23,416	878,803
Gramercy Capital Corp.[1]	14,541	336,624
iStar Financial, Inc.	13,434	358,419
		1,573,846
Residential—4.39%
American Campus Communities, Inc.[1]	26,268	757,832
AvalonBay Communities, Inc.	13,668	1,284,108
Equity Residential	9,260	346,417
Essex Property Trust, Inc.	7,494	776,453
		3,164,810
Retail—10.32%
Federal Realty Investment Trust	10,020	739,476
General Growth Properties, Inc.	13,799	503,939
Kimco Realty Corp.	35,502	1,271,327
Regency Centers Corp.	11,954	734,334
Simon Property Group, Inc.	28,556	2,552,335
Taubman Centers, Inc.	15,059	755,209
The Macerich Co.	12,999	888,742
		7,445,362
Total United States common stocks		25,435,521
Total common stocks (cost—$77,633,939)		70,043,092

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2008 (unaudited)

Security description	Face amount	Value
Repurchase agreement—2.53%
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400%, due 02/01/08, collateralized by $212,867 US Treasury Bills, zero coupon due 05/01/08, $133,911 US Treasury Bonds, 8.125% due 08/15/19 and $1,379,438 US Treasury Notes, 4.750% due 12/31/08 to 01/31/12; (value—$1,859,469); proceeds: $1,823,071 (cost—$1,823,000)	$1,823,000	$1,823,000

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—5.93%
Money market funds[2]—5.93%
AIM Prime Portfolio, 3.663%	12	$12
DWS Money Market Series, 4.201%	2,010,212	2,010,212
UBS Private Money Market Fund LLC,[3] 3.941%	2,269,476	2,269,476
Total money market funds and investments of cash collateral from securities loaned (cost—$4,279,700)		4,279,700
Total investments (cost—$83,736,639)— 105.60%		76,145,792
Liabilities in excess of other assets—(5.60)%		(4,037,072)
Net assets—100.00%		$72,108,720

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2008.

2  Rates shown reflect yield at January 31, 2008.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2008.

Security description	Value at 07/31/07	Purchases during the six months ended 01/31/08	Sales during the six months ended 01/31/08	Value at 01/31/08	Net income earned from affiliate for the six months ended 01/31/08
UBS Private Money Market Fund LLC	$6,923,073	$29,378,091	$34,031,688	$2,269,476	$12,536

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance

For the six months ended January 31, 2008, the Portfolio's Class P shares declined 2.85% (before deduction of the maximum UBS PACE Select program fee, and declined 3.58% after deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the Merrill Lynch US Treasury 1-5 Year Index returned 7.17%, the MSCI World Free Index (net US) (the "benchmark") declined 5.54%, and the Consumer Price Index gained 1.34%, while the Lipper Global Flexible Portfolio Funds median declined 1.50%. (Returns for all share classes over various time periods are also shown in the "Performance at a Glance" table on page 158. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

Global equity market performance was down during the six-month period, as every region in the benchmark posted negative results. Within this Index, Asia ex Japan (-3.5%) fared the best, followed by the US (-4.2%) and Europe (-11.3%). Japan (-20.5%) was the biggest laggard, as it underperformed all of the other developed markets. Despite a weak January, emerging markets equities continued to outperform the developed markets as growth remained supported by high commodity prices. The US dollar continued to depreciate versus most major currencies, with the exception of the British pound.

Advisors' comments
Analytic Investors

Our portion of the Portfolio underperformed during the reporting period, largely due to the asset allocation component of our strategy.

We use a multi-strategy approach comprised of buying equities, global index futures and currencies. Within the Portfolio, we take both "long" and "short" positions on a security. Short positions represent borrowed securities, which are sold and must be repurchased and returned to the lender at a later date. A short position is taken when a security is expected to fall in price, while a long position is purchased with the expectation that the security will rise in price. In addition, we purchase call options. (A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, or at specified times, or at the expiration of the option (depending on the type of option involved).

UBS PACE Select Advisors Trust – UBS PACE Alternative Strategies Investments

Advisors:

Analytic Investors, Inc. ("Analytic Investors"); Wellington Management Company, LLP ("Wellington Management") and Goldman Sachs Asset Management, L.P. ("GSAM")

Portfolio Managers:

Analytic Investors: Team, led by Gregory McMurran and Dennis Bein; Wellington Management: Team, led by Scott M. Elliott, Evan S. Grace, CFA, John R. Roberts and Trond Skramstad; GSAM: Team, led by Jonathan Beinner, Thomas Kenney, James Clark and Christopher Sullivan

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. Analytic Investors also employs an index option strategy, pursuant to which the Portfolio may write index call options. In addition, Analytic Investors may employ a global tactical asset allocation strategy, comprised of investments in the currency markets and a market allocation component that uses derivatives, such as swaps, futures, and forward contracts to express its market views.

Wellington Management pursues a diversified total return strategy. Wellington Management pursues this strategy by buying or selling, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Advisors' comments – continued

Long-short equities subtracted 5.4% from performance during the reporting period. Equity positions in companies with positive earnings revisions helped performance as investors favored this characteristic over the period. However, our emphasis on companies with certain technical characteristics, such as those with above average price momentum, coupled with an emphasis on certain companies with what we believe to be attractive earnings-to-price ratios detracted from performance as they underperformed.

Our top equity performers were long positions in Raytheon Co. and Porsche Auto Holdings1 and a short position in Norske Skogindustrier. In contrast, our positions in Electronic Data Systems Corp., Ladbrokes1 and Polo Ralph Lauren1 detracted from relative performance. Our stock selection process detracted from performance over the period. Although positions in the energy and healthcare sectors performed well, our positions in the information technology, financials and consumer discretionary sectors had a negative impact on performance.

The asset allocation within the Portfolio subtracted 8.6% from overall performance, with equity and currency positions being the main negative contributors to results. Equity positions subtracted approximately 4%, with long positions in the Germany and Netherlands equity markets being the largest detractors. Bond performance was relatively flat, subtracting 0.3%, with positions in Japanese bonds positively contributing to performance, while short positions taken in UK debt securities detracted from performance. Currencies subtracted approximately 4.0% during the reporting period, with short positions in the Canadian dollar, euro and Swiss franc the largest detractors. In addition, a short position taken in the Japanese yen dampened performance, while a long position in the Norwegian krone added value.

Our positions in call options added 0.8% to performance in the declining equity market. In particular, calls written on the Amsterdam, CAC 40 French and Italian indices added value, as did calls written on the KBW bank index. In contrast, calls written on the oil and gas and Internet sectors hurt performance over the six-month period.

GSAM

From September 11, 2007, when we began managing a portion of the Portfolio, through January 31, 2008, we outperformed the benchmark. The portfolio benefited from positions poised to benefit from a steeper US yield curve, given the belief that the Federal Reserve would continue to reduce interest rates to prevent a recession. Additional positive contributors to performance included a long position in UK interest rates due to our view that the UK economy would not be immune to a US slowdown, and that the Bank of England would also reduce rates to prevent a slowdown in growth. A short position in Euroland interest rates versus a long position in US interest rates also benefited the portfolio. This occurred as markets began anticipating additional Federal Reserve rate cuts on the expectation that the European Central Bank ("ECB") would remain on hold, as European inflation remained above the ECB's 2% ceiling. The Portfolio's long positions in the Japanese yen and Swiss franc, and short positions in the Sterling and the US dollar also added to performance over the period.

On the negative side, positions in residential mortgages and corporate bonds detracted from performance as credit-sensitive sectors underperformed US Treasuries. Mortgage-backed security selection, particularly a focus on non-agency mortgage securities, also detracted from performance.

Investment process (concluded)

GSAM is expected to invest mainly in currencies, fixed income securities and financial derivatives instruments. GSAM focuses mainly on the global fixed income and currency markets, across variable investment grade and sub-investment grade sectors.

1  Not held by the Portfolio as of January 31, 2008.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Advisors' comments – concluded
Wellington Management

Our portion of the Portfolio generated a positive return during the reporting period, outperforming the Portfolio's benchmark.

We employ a multi-strategy approach to managing our portfolio. Performance in the equity markets was weak during the period, and our underweight position in equities helped performance, both on an absolute basis and relative to the benchmark. Our portfolio's average net equity exposure during the period was approximately 36%. The biggest contributors to overall performance during the six-month period were our currency and hedge overlays. The hedge overlay, which consisted primarily of short positions in the Russell 2000 Index and the S&P 500 Index, significantly added to performance. Exposure to Treasury Inflation Protected Securities (TIPS) added to performance on the strength of US Treasuries, which performed well relative to equities during the period. The recently added agriculture sub-portfolio, which ended the period with a weight of approximately 8%, also contributed to performance.

On the other hand, the Japan and alternative energy were the biggest detractors from overall performance. As noted above, the Japanese market performed poorly. Elsewhere, with an average weight of 4.2% during the period, the Portfolio's alternative energy holdings detracted from results with a loss of 29.8%. Much of this lackluster performance came from a bet on uranium stocks, which were down 31.7% during the six-month period. Our credit overlay also detracted from overall performance. Initiated in January 2008, it underperformed as credit spreads—the difference between the yield paid on U.S. Treasury bonds and higher risk securities with the same maturities—widened significantly during the month.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08		6 months	1 year	Since inception[1]
Before deducting maximum	Class A2	-2.95%	2.32%	5.32%
sales charge or UBS PACE	Class B3	-3.32%	1.58%	5.91%
Select program fee	Class C4	-3.21%	1.70%	4.85%
	Class P5	-2.85%	2.50%	5.58%
After deducting maximum	Class A2	-8.32%	-3.29%	2.09%
sales charge or UBS PACE	Class B3	-8.06%	-3.40%	3.64%
Select program fee	Class C4	-4.15%	0.70%	4.85%
	Class P5	-3.58%	0.98%	4.01%
Merrill Lynch US Treasury 1-5 Year Index		7.17%	10.33%	7.94%
MSCI World Free Index (net US)		-5.54%	-0.18%	5.95%
Consumer Price Index		1.34%	4.28%	2.69%
Lipper Global Flexible Portfolio Funds median		-1.50%	3.02%	5.68%

Average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 1.58%; since inception, 3.96%; Class B—1-year period, 1.75%; since inception, 5.89%; Class C—1-year period, 5.77%; since inception, 6.92%; Class P—1-year period, 6.07%; since inception, 6.08%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2007 prospectuses were as follows: follows: Class A—2.70% and 2.59%; Class B—3.69% and 3.34%; Class C—3.46% and 3.34%; Class Y—2.34% and 2.29%; and Class P—2.44% and 2.34%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.95%; Class B—2.70%; Class C—2.70%; Class Y—1.70%; and Class P—1.70%. The portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the portfolio's expenses in any of those three years to exceed these expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and A shares, May 19, 2006 for Class B shares, April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had been totally redeemed by July 26, 2006. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index tracking US Treasury securities with maturities between 1 and 5 years.

The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor.

Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Net assets (mm)	$617.9
Number of holdings	561
Portfolio composition[1]	01/31/08
Common stocks, preferred stocks and warrants	43.4%
Long-term debt securities (bonds and notes)	23.4
ADRs and GDRs	0.9
Investments sold short	(9.1)
Options, futures, swaps and forward foreign currency contracts	0.7
Cash equivalents and other assets less liabilities	40.7
Total	100.0%

Top five countries (long holdings)[1]	01/31/08
United States	75.6%
Japan	3.6
United Kingdom	2.6
Canada	2.5
France	2.0
Total	86.3%
Top five sectors (long holdings)[1]	01/31/08
Materials	6.8%
Financials	6.7
Industrials	5.8
Consumer discretionary	5.7
Energy	5.2
Total	30.2%
Top ten equity holdings (long holdings)[1]	01/31/08
Deere & Co.	0.8%
Vivendi	0.8
Raytheon Co.	0.8
BASF AG	0.7
Hewlett-Packard Co.	0.6
Altria Group, Inc.	0.6
Bunge Ltd.	0.6
Encana Corp.	0.6
Sempra Energy	0.6
Occidental Petroleum	0.5
Total	6.6%

Top five countries (short holdings)[1]	01/31/08
United States	(3.3)%
United Kingdom	(1.3)
Canada	(1.2)
Japan	(1.1)
France	(0.6)
Total	(7.5)%
Top five sectors (short holdings)[1]	01/31/08
Consumer discretionary	(2.1)%
Information technology	(1.8)
Materials	(1.3)
Financials	(1.0)
Health Care	(0.8)
Total	(7.0)%
Top ten equity holdings (short holdings)[1]	01/31/08
Gilead Sciences, Inc.	(0.5)%
Sodexho Allance	(0.5)
Wolseley	(0.4)
Forest City Enterprises	(0.4)
Infineon Technologies AG	(0.4)
HOYA	(0.3)
Niko Resources	(0.3)
Cablevision Systems Corp., Class A	(0.3)
General Motors	(0.3)
Eldorado Gold	(0.3)
Total	(3.7)%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—44.08% Security description	Number of shares	Value
Australia—1.93%
Banks—0.18%
Bendigo Bank Ltd.	15,470	$175,169
Commonwealth Bank of Australia	11,423	514,719
National Australia Bank Ltd.	14,227	449,544
		1,139,432
Metals & mining—1.00%
Alumina Ltd.	115,949	546,001
BHP Billiton Ltd.	94,462	3,171,971
Energy Resources of Australia Ltd.	140,477	2,433,870
		6,151,842
Oil & gas—0.56%
Paladin Resources Ltd.*	422,285	1,685,662
Santos Ltd.	162,984	1,773,539
		3,459,201
Pharmaceuticals—0.00%
Symbio Health Ltd.	2,958	10,494
Real estate—0.19%
ING Industrial Fund	423,388	774,651
Macquarie Office Trust	365,250	376,286
		1,150,937
Total Australia common stocks		11,911,906
Belgium—0.34%
Diversified financials—0.14%
Groupe Bruxelles Lambert SA*	7,722	897,097
Food & drug retailing—0.15%
Delhaize Group	12,099	926,279
Pharmaceuticals—0.05%
UCB SA	6,229	302,573
Total Belgium common stocks		2,125,949
Bermuda—1.52%
Banks—0.01%
Credicorp Ltd.	1,100	78,782
Biotechnology—0.04%
Mingyuan Medicare Development Co. Ltd.	1,690,000	262,990
Construction & engineering—0.05%
Foster Wheeler Ltd.1,*	4,200	287,574
Diversified financials—0.06%
Assured Guaranty Ltd.	15,900	376,194
Food & drug retailing—0.02%
People's Food Holdings Ltd.	143,000	97,007
Food products—0.55%
Bunge Ltd.[1]	28,800	3,411,936

Security description	Number of shares	Value
Bermuda—(concluded)
Hotels, restaurants & leisure—0.08%
China LotSynergy Holdings Ltd.2,*	1,348,000	$82,471
Shangri-La Asia Ltd.	141,333	412,468
		494,939
Insurance—0.24%
PartnerRe Ltd.[1]	18,600	1,474,608
IT consulting & services—0.21%
Accenture Ltd., Class A1	37,400	1,294,788
Real estate—0.17%
Kerry Properties Ltd.	126,000	848,485
Sinofert Holdings Ltd.	256,000	205,782
		1,054,267
Retail—0.05%
Huabao International Holdings Ltd.	325,000	299,483
Textiles & apparel—0.04%
Ports Design Ltd.	92,500	261,730
Total Bermuda common stocks		9,394,298
Brazil—0.57%
Electric utilities—0.01%
MPX Mineracao e Energia SA*	100	45,481
Food products—0.10%
Cosan SA Industria e Comercio	28,100	439,152
Perdigao SA	7,900	176,504
		615,656
Health care providers & services—0.01%
OdontoPrev SA	2,200	47,902
Metals & mining—0.18%
Companhia Vale do Rio Doce (CVRD), ADR	30,700	920,386
MMX Mineracao e Metalicos SA*	200	98,692
Usinas Siderurgicas de Minas Gerais SA	1,600	77,772
		1,096,850
Oil & gas—0.15%
Petroleo Brasileiro SA, ADR	8,300	922,462
Paper & forest products—0.06%
Aracruz Celulose SA, ADR	5,100	366,231
Real estate—0.01%
Cyrela Brazil Realty SA	4,700	61,188
Specialty retail—0.01%
B2W Companhia Global do Varejo (B2W Varejo)	2,400	85,289
Transportation services—0.04%
All America Latina Logistica (ALL)	23,000	248,437
Total Brazil common stocks		3,489,496

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Canada—2.30%
Chemicals—0.70%
Agrium, Inc.	19,100	$1,231,546
Methanex Corp.*	19,800	497,145
Potash Corp. of Saskatchewan, Inc.	18,500	2,613,271
		4,341,962
Food products—0.02%
Saskatchewan Wheat Pool, Inc.*	9,300	108,186
IT consulting & services—0.13%
CGI Group, Inc., Class A*	79,700	797,754
Metals & mining—0.70%
Teck Cominco Ltd., Class B	31,800	1,038,199
Uranium One, Inc.*	470,460	3,270,565
		4,308,764
Oil & gas—0.75%
Canadian Natural Resources Ltd.	4,600	294,175
Canadian Oil Sands Trust	7,000	264,927
Encana Corp.	58,500	3,856,496
Suncor Energy, Inc.	2,800	263,254
		4,678,852
Total Canada common stocks		14,235,518
Cayman Islands—0.30%
Auto components—0.01%
Minth Group Ltd.	58,000	65,453
Electronic equipment & instruments—0.03%
Kingboard Chemical Holdings Ltd.	42,500	178,806
Food products—0.01%
Chaoda Modern Agriculture (Holdings) Ltd.	48,000	47,632
Hotels, restaurants & leisure—0.04%
Ctrip.com International Ltd., ADR	4,940	225,560
Industrial conglomerates—0.03%
Golden Meditech Co. Ltd.	552,000	224,005
Internet software & services—0.02%
Tencent Holdings Ltd.	17,600	105,077
Machinery—0.03%
China Infrastructure Machinery Holdings Ltd.	35,000	50,152
Prime Success International Group Ltd.	296,000	172,532
		222,684
Multi-line retail—0.02%
Golden Eagle Retail Group Ltd.	102,000	106,928
Oil & gas—0.07%
Transocean, Inc.*	3,608	442,341

Security description	Number of shares	Value
Cayman Islands—(concluded)
Personal products—0.03%
Hengan International Group Co. Ltd.	46,000	$169,753
Pharmaceuticals—0.01%
China Shineway Pharmaceutical Group Ltd.	94,000	64,467
Total Cayman Islands common stocks		1,852,706
Chile—0.01%
Chemicals—0.01%
Sociedad Quimica y Minera de Chile SA, ADR	400	70,888
China—0.58%
Automobiles—0.03%
Dongfeng Motor Corp., Class H	268,000	176,681
Banks—0.04%
Industrial & Commercial Bank of China, Class H	454,000	270,816
Chemicals—0.01%
Sinopec Shanghai Petrochemical Co. Ltd., Class H	118,000	54,348
Commercial services & supplies—0.02%
Travelsky Technology Ltd., Class H	124,000	125,666
Construction & engineering—0.01%
Baoye Group Co. Ltd., Class H	78,000	69,660
Electric utilities—0.04%
Datang International Power Generation Co. Ltd., Class H	230,000	142,005
Huaneng Power International, Inc., Class H	122,000	99,918
		241,923
Energy equipment & services—0.05%
China Oilfield Services Ltd., Class H	156,000	291,697
Health care equipment & supplies—0.03%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H2	114,000	193,202
Machinery—0.04%
Shanghai Electric Group Co. Ltd., Class H	162,000	126,085
Shanghai Prime Machinery Co. Ltd., Class H	516,000	158,125
		284,210
Metals & mining—0.13%
Angang Steel Co. Ltd., Class H	50,000	89,509
China Shenhua Energy Co. Ltd., Class H	34,500	179,428
Jiangxi Copper Co. Ltd.	112,000	202,510

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
China—(concluded)
Metals & mining—(concluded)
Yanzhou Coal Mining Co. Ltd., Class H	184,000	$313,850
		785,297
Multi-line retail—0.01%
Wumart Stores, Inc., Class H	58,000	39,690
Oil & gas—0.01%
PetroChina Co. Ltd., Class H	50,000	70,234
Pharmaceuticals—0.04%
Guangzhou Pharmaceutical Co. Ltd., Class H	354,000	222,247
Real estate—0.03%
Shanghai Forte Land Co. Ltd., Class H	358,000	182,089
Transportation infrastructure—0.06%
China Communications Construction Co. Ltd., Class H	147,000	354,190
Wireless telecommunication services—0.03%
China Mobile (Hong Kong) Ltd.	13,500	199,880
Total China common stocks		3,561,830
Denmark—0.72%
Banks—0.10%
Danske Bank A/S	11,100	397,669
Jyske Bank A/S*	3,550	228,755
		626,424
Beverages—0.43%
Carlsberg A/S, Class B	24,800	2,619,998
Electrical equipment—0.02%
Vestas Wind Systems A/S*	1,150	111,518
Pharmaceuticals—0.17%
Novo Nordisk A/S, Class B	17,050	1,071,104
Total Denmark common stocks		4,429,044
Egypt—0.10%
Construction & engineering—0.03%
Orascom Construction Industries (OCI)	1,794	184,726
Diversified financials—0.02%
Egyptian Financial Group-Hermes Holding	9,799	104,488
Hotels, restaurants & leisure—0.01%
Orascom Hotels & Development*	5,330	73,804
Telecommunications—0.04%
Orascom Telecom Holding SAE	16,545	249,025
Total Egypt common stocks		612,043

Security description	Number of shares	Value
Finland—0.13%
Banks—0.13%
OKO Bank PLC (OKO Pankki Oyj), Class A	44,852	$804,178
France—2.00%
Automobiles—0.50%
PSA Peugeot Citroen	41,466	3,061,354
Banks—0.03%
BNP Paribas	1,825	180,429
Societe Generale	292	36,229
		216,658
Construction materials—0.17%
Lafarge SA	6,552	1,027,076
Diversified telecommunication services—0.37%
France Telecom SA	64,673	2,284,189
Energy equipment & services—0.04%
Technip SA	3,795	245,382
Media—0.76%
Vivendi	116,456	4,686,344
Oil & gas—0.06%
Total SA	5,099	369,858
Pharmaceuticals—0.07%
Sanofi-Aventis	5,698	464,048
Total France common stocks		12,354,909
Germany—1.68%
Chemicals—0.66%
BASF AG1	30,915	4,047,715
Construction & engineering—0.04%
Bilfinger Berger AG1	3,747	235,293
Diversified financials—0.00%
Hypo Real Estate Holding AG1	848	26,758
Health care providers & services—0.04%
Fresenius Medical Care AG & Co.	4,930	253,105
Hotels, restaurants & leisure—0.38%
TUI AG1,*	106,528	2,330,423
Metals & mining—0.30%
ThyssenKrupp AG	37,901	1,861,634
Multi-line retail—0.26%
Metro AG	19,878	1,633,753
Total Germany common stocks		10,388,681
Hong Kong—1.32%
Banks—0.09%
BOC Hong Kong (Holdings) Ltd.	102,500	257,682
Hang Seng Bank Ltd.	15,600	313,612
		571,294
Distributors—0.05%
China Resources Enterprise Ltd.	86,000	288,276

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Hong Kong—(concluded)
Diversified financials—0.23%
Hong Kong Exchanges & Clearing Ltd.	63,000	$1,308,585
Swire Pacific Ltd.	6,000	81,974
		1,390,559
Industrial conglomerates—0.05%
Beijing Enterprises Holdings Ltd.	48,000	204,609
Shenzhen International Holdings Ltd.	692,500	72,346
		276,955
Insurance—0.01%
China Insurance International Holdings Co. Ltd.*	34,000	70,717
Real estate—0.88%
Henderson Land Development Co. Ltd.	218,000	1,881,197
New World Development Co. Ltd.	222,000	690,255
Shun Tak Holdings Ltd.	108,000	151,651
Sun Hung Kai Properties Ltd.	96,000	1,928,632
Wharf (Holdings) Ltd.	114,000	623,511
Wheelock & Co. Ltd.	58,000	173,623
		5,448,869
Trading companies & distributors—0.01%
Shougang Concord International Enterprises Co. Ltd.	302,000	85,105
Total Hong Kong common stocks		8,131,775
India—0.13%
Automobiles—0.02%
Mahindra & Mahindra Ltd.	6,773	119,616
Banks—0.02%
Firstsource Solutions Ltd.*	19,000	25,949
HDFC Bank Ltd., ADR	1,100	131,274
		157,223
Construction & engineering—0.03%
Larsen & Toubro Ltd.	1,160	108,780
Voltas Ltd.	13,422	65,339
		174,119
Diversified telecommunication services—0.02%
Bharti Airtel Ltd.*	5,700	125,631
Electrical equipment—0.01%
Bharat Heavy Electricals Ltd.	1,100	57,903
Metals & mining—0.02%
JSW Steel Ltd.	4,063	101,996
Pharmaceuticals—0.01%
Nicholas Piramal India Ltd.	5,600	45,392
Total India common stocks		781,880

Security description	Number of shares	Value
Indonesia—0.01%
Banks—0.01%
PT Bank Mandiri	187,000	$68,979
Ireland—0.06%
Pharmaceuticals—0.06%
Elan Corp. PLC, ADR*	14,100	358,281
Israel—0.11%
Chemicals—0.06%
Israel Chemicals Ltd.	8,247	106,811
Makhteshim-Agan Industries Ltd.*	32,774	258,531
		365,342
Pharmaceuticals—0.05%
Teva Pharmaceutical Industries Ltd., ADR	6,800	313,072
Total Israel common stocks		678,414
Italy—0.56%
Banks—0.02%
UniCredit SpA	17,992	132,080
Diversified financials—0.07%
IFI-Istituto Finanziario Industriale SpA*	13,633	402,534
Insurance—0.42%
Compagnia Assicuratrice Unipol SpA	984,674	2,596,284
Oil & gas—0.05%
ENI SpA	10,137	326,697
Total Italy common stocks		3,457,595
Japan—3.58%
Banks—0.33%
Mitsubishi UFJ Financial Group, Inc. (MUFG)	20,700	205,019
Mizuho Financial Group, Inc.	86	407,600
Sumitomo Mitsui Financial Group, Inc.	8	63,220
The 77 Bank Ltd.	47,000	293,362
The Bank of Kyoto Ltd.	21,000	250,547
The Chiba Bank Ltd.	36,000	267,422
The Gunma Bank Ltd.	43,000	297,377
The Hachijuni Bank Ltd.	37,000	253,940
		2,038,487
Chemicals—0.29%
Denki Kagaku Kogyo Kabushiki Kaisha	298,000	1,224,811
Mitsubishi Chemical Holdings Corp.	53,500	388,879
Mitsui Chemicals, Inc.	29,000	194,205
		1,807,895
Computers & peripherals—0.32%
Toshiba Corp.	287,000	1,941,510

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Japan—(continued)
Construction & engineering—0.04%
Nishimatsu Construction Co. Ltd.	84,000	$234,050
Electrical equipment—0.33%
Hitachi Cable Ltd.	57,000	295,414
Mitsubishi Electric Corp.	187,000	1,742,957
		2,038,371
Electronic equipment & instruments—0.52%
Hitachi Ltd.	432,000	3,239,730
Food products—0.05%
Q.P. Corp.	29,100	280,824
Health care equipment & supplies—0.04%
Alfresa Holdings Corp.	3,800	234,418
Olympus Corp.	1,000	33,522
		267,940
Health care providers & services—0.07%
Suzuken Co. Ltd.	11,400	415,156
Household durables—0.03%
Sanyo Electric Co. Ltd.*	152,000	203,228
Leisure equipment & products—0.24%
Konica Minolta Holdings, Inc.	90,500	1,452,858
Marine—0.11%
Nippon Yusen Kabushiki Kaisha	82,000	669,812
Multi-line retail—0.04%
H20 Retailing Corp.	36,000	257,880
Oil & gas—0.25%
Nippon Oil Corp.	232,000	1,570,623
Pharmaceuticals—0.30%
Astellas Pharma, Inc.	9,600	415,829
Daiichi Sankyo Co. Ltd.	14,000	420,286
Eisai Co. Ltd.	11,400	469,052
Kyowa Hakko Kogyo Co. Ltd.	1,000	10,059
Taisho Pharmaceutical Co. Ltd.	25,000	517,995
		1,833,221
Real estate—0.18%
Leopalace21 Corp.	47,100	1,137,696
Road & rail—0.01%
Nippon Express Co. Ltd.	10,000	53,938
Semiconductor equipment & products—0.07%
Nikon Corp.	16,000	448,723
Software—0.16%
Nintendo Co. Ltd.	2,000	999,802
Specialty retail—0.07%
Matsumotokiyoshi Holdings Co. Ltd.*	18,100	438,109
Trading companies & distributors—0.13%
Marubeni Corp.	23,000	157,896

Security description	Number of shares	Value
Japan—(concluded)
Trading companies & distributors—(concluded)
Sojitz Corp.	192,700	$659,475
		817,371
Total Japan common stocks		22,147,224
Luxembourg—0.04%
Metals & mining—0.04%
Evraz Group SA, GDR	3,850	279,895
Malaysia—0.06%
Diversified financials—0.02%
AMMB Holdings Berhad	76,900	88,052
Malaysian Plantations Berhad	40,600	36,812
		124,864
Food products—0.04%
Kuala Lumpur Kepong Berhad	46,000	249,784
Total Malaysia common stocks		374,648
Mauritius—0.06%
Food products—0.06%
Golden Agri-Resources Ltd.	249,000	344,665
Mexico—0.06%
Beverages—0.01%
Coca-Cola Femsa SAB de C.V. (Femsa), ADR	1,800	84,510
Construction & engineering—0.01%
Impulsora del Desarrollo y el Empleo en America Latina, SA de C.V. (Ideal)*	50,300	61,316
Wireless telecommunication services—0.04%
America Movil SA de C.V., ADR	3,800	227,658
Total Mexico common stocks		373,484
Netherlands—0.21%
Energy equipment & services—0.05%
Schlumberger Ltd.	4,200	316,932
Food & drug retailing—0.01%
X 5 Retail Group NV, GDR*	3,127	100,638
Food products—0.06%
Unilever NV	12,433	404,558
Household durables—0.02%
Koninklijke (Royal) Philips Electronics N.V.	2,635	103,372
Machinery—0.04%
CNH Global N.V.	4,600	227,516
Pharmaceuticals—0.03%
Zentiva N.V.	3,303	169,442
Total Netherlands common stocks		1,322,458

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
New Zealand—0.15%
Construction materials—0.15%
Fletcher Building Ltd.	116,477	$931,277
Electric utilities—0.00%
Vector Ltd.	17,569	29,314
Total New Zealand common stocks		960,591
Norway—0.58%
Banks—0.05%
DnB NOR ASA*	25,300	330,337
Chemicals—0.10%
Yara International ASA	12,450	601,939
Electronic equipment & instruments—0.01%
Tandberg ASA*	4,700	82,220
Food products—0.06%
Marine Harvest*	642,000	344,357
Oil & gas—0.36%
Norsk Hydro ASA	174,600	2,091,967
Statoil ASA	4,000	104,582
		2,196,549
Total Norway common stocks		3,555,402
Panama—0.00%
Construction & engineering—0.00%
McDermott International, Inc.1,*	500	23,590
Philippines—0.01%
Diversified telecommunication services—0.01%
Philippine Long Distance Telephone Co., ADR	1,100	82,775
Portugal—0.14%
Banks—0.06%
Banco Espirito Santo SA (BES)	20,987	367,830
Diversified telecommunication services—0.08%
Portugal Telecom, SGPS, SA	36,060	464,882
Total Portugal common stocks		832,712
Russia—0.16%
Banks—0.02%
Sberbank	30,864	111,776
Oil & gas—0.14%
Gazprom, ADR[3]	866	42,261
Gazprom, ADR[4]	12,020	581,423
LUKOIL, ADR	3,300	227,370
		851,054
Total Russia common stocks		962,830
Singapore—0.72%
Banks—0.05%
Overseas-Chinese Banking Corp. Ltd.	56,000	297,224

Security description	Number of shares	Value
Singapore—(concluded)
Electronic equipment & instruments—0.52%
Flextronics International Ltd.1,*	277,100	$3,242,070
Food products—0.05%
Wilmar International Ltd.*	99,000	295,540
Machinery—0.03%
Yangzijiang Shipbuilding Holdings Ltd.*	200,000	183,780
Real estate—0.04%
CapitaMall Trust	110,000	234,619
Schools—0.03%
Raffles Education Corp. Ltd.	123,000	205,017
Total Singapore common stocks		4,458,250
South Africa—0.23%
Construction & engineering—0.02%
Murray & Roberts Holdings Ltd.	10,925	126,188
Metals & mining—0.19%
Anglo Platinum Ltd.	4,140	598,701
Gold Fields Ltd., ADR	37,100	557,613
		1,156,314
Specialty retail—0.01%
Truworths International Ltd.	11,219	39,154
Wireless telecommunication services—0.01%
MTN Group Ltd.	6,104	97,116
Total South Africa common stocks		1,418,772
South Korea—0.08%
Household durables—0.01%
LG Electronics, Inc.	927	90,471
Internet software & services—0.02%
NHN Corp.*	468	102,082
Metals & mining—0.01%
POSCO	151	81,798
Pharmaceuticals—0.03%
Dong-A Pharmaceutical Co. Ltd.	869	91,871
Hanmi Pharm Co. Ltd.	424	66,057
		157,928
Semiconductor equipment & products—0.01%
Samsung Electronics Co. Ltd., GDR	193	60,795
Total South Korea common stocks		493,074
Spain—1.10%
Banks—0.16%
Banco Bilbao Vizcaya Argentaria SA	4,307	90,843
Banco Santander SA	51,146	897,141
		987,984
Electric utilities—0.12%
Union Fenosa SA*	11,532	768,523

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
Spain—(concluded)
Gas utilities—0.01%
Gas Natural SDG SA*	605	$33,369
Oil & gas—0.37%
Repsol YPF SA	71,750	2,288,204
Specialty retail—0.44%
Industria de Diseno Textil SA (Inditex)	54,134	2,717,461
Total Spain common stocks		6,795,541
Sweden—0.59%
Banks—0.07%
Nordea Bank AB	31,661	428,603
Diversified telecommunication services—0.41%
Tele2 AB1	123,500	2,520,337
Machinery—0.11%
Volvo AB, Class B	52,015	694,890
Total Sweden common stocks		3,643,830
Switzerland—0.77%
Chemicals—0.17%
Syngenta AG	3,924	1,034,955
Electrical equipment—0.08%
ABB Ltd.[1]	19,774	494,753
Textiles & apparel—0.52%
Swatch Group AG1	11,871	3,194,851
Total Switzerland common stocks		4,724,559
Taiwan—0.07%
Airlines—0.02%
Eva Airways Corp.*	277,000	137,474
Diversified financials—0.02%
Yuanta Financial Holdings Co. Ltd.*	134,000	102,250
Electronic equipment & instruments—0.02%
HON HAI Precision Industry Co. Ltd (Foxconn)	21,800	117,929
Semiconductor equipment & products—0.01%
Powertech Technology, Inc.	20,100	59,802
Total Taiwan common stocks		417,455
United Kingdom—2.40%
Banks—0.20%
Barclays PLC[1]	11,394	107,420
HBOS PLC	2,714	37,482
HSBC Holdings PLC[1]	30,496	457,247
Royal Bank of Scotland Group PLC[1]	23,953	182,990
Standard Chartered PLC[1]	13,474	448,104
		1,233,243

Security description	Number of shares	Value
United Kingdom—(concluded)
Commercial services & supplies—0.20%
De La Rue PLC[1]	67,397	$1,211,562
Construction & engineering—0.32%
Balfour Beatty PLC[1]	237,625	1,997,061
Diversified financials—0.14%
Schroders PLC[1]	40,845	889,905
Diversified telecommunication services—0.23%
BT Group PLC[1]	278,976	1,449,312
Electronic equipment & instruments—0.00%
Cookson Group PLC[1]	1,060	11,725
Food & drug retailing—0.35%
J Sainsbury PLC[1]	7,793	61,936
William Morrison Supermarkets PLC[1]	346,412	2,073,782
		2,135,718
Health care equipment & supplies—0.08%
SSL International PLC[1]	46,113	480,832
Metals & mining—0.65%
Anglo American PLC[1]	36,302	1,985,179
Antofagasta PLC[1]	116,694	1,531,683
Eurasian Natural Resources Corp.*	33,136	507,373
		4,024,235
Oil & gas—0.18%
BG Group PLC	23,191	510,355
BP PLC	24,211	256,822
Royal Dutch Shell PLC	9,154	316,690
		1,083,867
Pharmaceuticals—0.05%
AstraZeneca PLC	7,834	326,782
Total United Kingdom common stocks		14,844,242
United States—18.70%
Aerospace & defense—0.93%
L-3 Communications Holdings, Inc.	10,300	1,141,549
Raytheon Co.[1]	71,300	4,644,482
		5,786,031
Automobiles—0.13%
Harley-Davidson, Inc.	20,400	827,832
Banks—0.26%
Bank of New York Mellon Corp.[1]	5,200	242,476
Northern Trust Corp.[1]	14,300	1,049,048
Wachovia Corp.[1]	2,500	97,325
Wells Fargo & Co.[1]	6,600	224,466
		1,613,315

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
United States—(continued)
Biotechnology—0.89%
Amgen, Inc.*	3,600	$167,724
Genentech, Inc.*	7,400	519,406
Gilead Sciences, Inc.*	12,500	571,125
Invitrogen Corp.1,*	23,000	1,970,410
Millennium Pharmaceuticals, Inc.1,*	147,900	2,243,643
		5,472,308
Chemicals—0.54%
CF Industries Holdings, Inc.	5,900	630,887
E.I. du Pont de Nemours and Co.	11,400	515,052
Monsanto Co.	16,100	1,810,284
The Mosaic Co.*	2,200	200,222
Zep, Inc.	12,000	198,240
		3,354,685
Commercial services & supplies—0.48%
Arbitron, Inc.	15,800	631,526
Dun & Bradstreet Corp.[1]	8,300	763,434
Manpower, Inc.[1]	27,500	1,547,150
		2,942,110
Computers & peripherals—0.98%
Apple, Inc.1,*	8,900	1,204,704
Hewlett-Packard Co.[1]	89,468	3,914,225
NVIDIA Corp.1,*	38,700	951,633
		6,070,562
Containers & packaging—0.21%
Owens-Illinois, Inc.1,*	18,300	922,320
Smurfit-Stone Container Corp.1,*	41,300	391,937
		1,314,257
Diversified financials—1.01%
Ameriprise Financial, Inc.[1]	56,800	3,141,608
Discover Financial Services[1]	143,200	2,506,000
Fannie Mae[1]	600	20,316
Janus Capital Group, Inc.[1]	15,800	426,758
TD Ameritrade Holding Corp.1,*	7,100	133,196
		6,227,878
Diversified telecommunication services—0.18%
AT&T, Inc.[1]	28,804	1,108,666
Electric utilities—0.38%
Mirant Corp.1,*	1,200	44,208
Reliant Energy, Inc.1,*	107,700	2,290,779
		2,334,987
Electrical equipment—0.20%
Acuity Brands, Inc.	26,700	1,215,117
Electronic equipment & instruments—0.50%
Agilent Technologies, Inc.1,*	42,200	1,431,002
Belden CDT, Inc.	38,300	1,620,090

Security description	Number of shares	Value
United States—(continued)
Electronic equipment & instruments—(concluded)
Jabil Circuit, Inc.[1]	900	$11,925
		3,063,017
Energy equipment & services—0.14%
Baker Hughes, Inc.	3,000	194,790
Halliburton Co.	4,100	135,997
Nabors Industries Ltd.*	2,000	54,440
Weatherford International Ltd.*	8,300	513,023
		898,250
Food & drug retailing—0.04%
Terra Industries, Inc.*	5,400	243,378
Food products—0.27%
Archer-Daniels-Midland Co.	18,800	828,140
Dean Foods Co.	9,900	277,200
Hormel Foods Corp.	4,300	166,582
Kraft Foods, Inc., Class A1	1,300	38,038
Lance, Inc.	19,500	357,435
		1,667,395
Gas utilities—0.60%
Sempra Energy[1]	66,700	3,728,530
Health care equipment & supplies—0.46%
Baxter International, Inc.	10,900	662,066
Becton, Dickinson and Co.[1]	7,700	666,281
Hologic, Inc.1,*	500	32,180
Medtronic, Inc.	17,500	814,975
St. Jude Medical, Inc.*	13,300	538,783
Synthes, Inc.	1,044	133,402
		2,847,687
Health care providers & services—0.79%
Aetna, Inc.	8,900	474,014
Express Scripts, Inc.1,*	900	60,741
Humana, Inc.*	1,900	152,570
Lincare Holdings, Inc.1,*	1,800	60,138
McKesson Corp.[1]	49,300	3,095,547
UnitedHealth Group, Inc.	10,300	523,652
WellPoint, Inc.*	6,700	523,940
		4,890,602
Household durables—0.14%
Acco Brands Corp.*	65,700	890,235
Industrial conglomerates—0.34%
Carlisle Cos., Inc.	63,000	2,097,900
Insurance—1.07%
Berkshire Hathaway, Inc.*	435	1,979,250
Metlife, Inc.[1]	30,400	1,792,688
Unum Group[1]	125,600	2,841,072
		6,613,010
Internet & catalog retail—0.31%
Amazon.com, Inc.*	24,300	1,888,110

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Common stocks—(continued) Security description	Number of shares	Value
United States—(continued)
Internet software & services—0.08%
Websense, Inc.*	25,400	$520,700
IT consulting & services—0.09%
Electronic Data Systems Corp.[1]	26,478	532,208
Leisure equipment & products—0.44%
Mattel, Inc.	128,200	2,693,482
Machinery—1.41%
AGCO Corp.*	10,500	632,310
Deere & Co.[1]	54,200	4,756,592
Flowserve Corp.	10,900	895,108
Parker-Hannifin Corp.[1]	11,200	757,232
SPX Corp.[1]	13,200	1,327,920
Valmont Industries, Inc.	3,800	318,060
		8,687,222
Media—0.75%
CBS Corp., Class B1	98,400	2,478,696
Comcast Corp., Special Class A*	36,700	660,233
Liberty Global, Inc.,*	28,500	1,060,200
Walt Disney Co.[1]	14,400	430,992
		4,630,121
Metals & mining—0.38%
CONSOL Energy, Inc.	2,100	153,300
Freeport-McMoRan Copper & Gold, Inc., Class B1	6,300	560,889
Nucor Corp.	7,800	450,840
Patriot Coal Corp.*	460	18,285
Peabody Energy Corp.	3,600	194,472
United States Steel Corp.[1]	9,700	990,467
		2,368,253
Oil & gas—1.98%
Anadarko Petroleum Corp.[1]	36,300	2,126,817
Apache Corp.[1]	8,800	839,872
Chevron Corp.	7,200	608,400
ConocoPhillips	5,400	433,728
EOG Resources, Inc.	3,600	315,000
Equitable Resources, Inc.	2,800	156,100
Exxon Mobil Corp.	6,500	561,600
Hess Corp.	2,200	199,826
Marathon Oil Corp.	4,100	192,085
Noble Energy	1,600	116,128
Occidental Petroleum Corp.[1]	48,400	3,284,908
Plains Exploration & Production Co.1,*	500	24,320
Valero Energy Corp.	6,100	361,059
Williams Cos., Inc.[1]	94,200	3,011,574
		12,231,417
Paper & forest products—0.11%
Deltic Timber Corp.	13,000	693,680

Security description	Number of shares	Value
United States—(concluded)
Pharmaceuticals—0.90%
Abbott Laboratories	20,900	$1,176,670
Bristol-Myers Squibb Co.[1]	14,200	329,298
Eli Lilly & Co.	10,000	515,200
Forest Laboratories, Inc.*	5,800	230,666
Merck & Co., Inc.[1]	30,300	1,402,284
Pfizer, Inc.[1]	33,900	792,921
Schering-Plough Corp.	34,500	675,165
Simcere Pharmaceutical Group, ADR*	9,800	117,502
Wyeth	7,900	314,420
		5,554,126
Road & rail—0.24%
GATX Corp.	39,400	1,481,440
Semiconductor equipment & products—0.14%
Maxim Integrated Products, Inc.	44,100	867,006
Specialty retail—0.22%
O'Reilly Automotive, Inc.*	32,800	965,304
The Sherwin-Williams Co.[1]	6,500	371,865
		1,337,169
Textiles & apparel—0.11%
UniFirst Corp.	17,300	706,532
Tobacco—1.00%
Altria Group, Inc.[1]	49,900	3,783,418
Loews Corp. - Carolina Group[1]	29,100	2,389,983
		6,173,401
Total United States common stocks		115,572,619
Total common stocks (cost—$289,510,974)		272,336,986
Preferred stocks—0.15%
Brazil—0.06%
Diversified telecommunication services—0.02%
Tele Norte Leste Participacoes SA (Telemar)	5,000	129,051
Media—0.01%
NET Servicos de Comunicacao SA*	4,645	53,976
Paper & forest products—0.03%
Votorantim Celulose e Papel SA	6,700	195,439
Total Brazil preferred stocks		378,466
United States—0.09%
Financial services—0.09%
Federal National Mortgage Association, Series S5	20,000	528,400
Total preferred stocks (cost—$864,459)		906,866

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Security description	Number of warrants	Value
Warrants*—0.05%
India—0.05%
Banks—0.01%
Firstsource Solutions Ltd. (Deutsche Bank AG), strike price $1.42, expires 01/30/17[6]	23,300	$32,102
Tata Steel Ltd. (Deutsche Bank AG), strike price $10.51, expires 01/24/17[6,7]	738	13,844
		45,946
Diversified financials—0.04%
Bharat Heavy Electricals Ltd. (Citigroup Global Markets Holdings), strike price $0.001, expires 10/24/12[6]	1,370	71,685
Bharti Airtel Ltd. (Citigroup Global Markets Holdings), strike price $15.19, expires 10/24/12[6]	6,900	151,485
Nicholas Piramal India Ltd. (Citigroup Global Markets Holdings), strike price $16.02, expires 12/24/12[6]	6,600	52,104
		275,274
Total warrants (cost—$294,609)		321,220
	Face amount[8]
Federal national mortgage association certificates—15.77%
United States—15.77%
FNMA 6.500%, due 10/01/37	$27,212,483	28,250,958
6.500%, due 11/01/37	28,458,332	29,544,351
7.000%, due 12/01/36	4,852,290	5,108,624
7.000%, due 03/01/37	775,614	816,588
7.000%, due 04/01/37	2,651,787	2,791,874
FNMA TBA 5.500%, TBA	16,000,000	16,210,000
7.000%, TBA	14,000,000	14,735,000
Total federal national mortgage association certificates (cost—$96,328,808)		97,457,395

Security description	Face amount[8]	Value
Collateralized mortgage obligations—3.74%
United States—3.74%
American Home Mortgage Assets, Series 2006-3, Class 1A1 5.632%, due 10/25/46[9]	$866,149	$807,683
Series 2006-3, Class 2A11 5.602%, due 10/25/46[9]	848,018	776,864
Series 2007-1, Class A1 5.362%, due 02/25/47[9]	876,068	824,051
American Home Mortgage Investment Trust, Series 2004-3, Class 1A 3.746%, due 10/25/34[9]	112,830	110,691
Series 2005-4, Class 1A1 3.666%, due 11/25/45[9]	1,242,330	1,175,955
Banc of America Funding Corp., Series 2007-D, Class 1A5 4.214%, due 06/20/47[9]	600,000	507,375
BCAP LLC Trust, Series 2006-RR1, Class CF 4.016%, due 11/25/36[9]	363,937	361,789
Bear Stearns Alternative Trust-A Trust, Series 2005-8, Class 11A1 3.646%, due 10/25/35[9]	1,345,646	1,310,749
Countrywide Alternative Loan Trust, Series 2005-61, Class 1A1 3.636%, due 12/25/35[9]	1,676,609	1,576,765
Series 2007-0A11, Class A1A 6.042%, due 11/25/47[9]	987,558	901,068
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A 4.134%, due 11/19/37[9]	742,274	693,222
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A 4.274%, due 06/20/35[9]	755,375	725,704
Series 2005-10, Class 2A1A 4.244%, due 11/19/35[9]	476,343	444,473
Series 2005-11, Class 2A1A 4.244%, due 08/19/45[9]	396,322	374,004
Series 2005-16, Class 3A1A 4.184%, due 01/19/36[9]	885,994	842,888
Series 2006-1, Class 2A1A 4.174%, due 03/19/37[9]	1,546,322	1,408,374
Series 2006-12, Class 2A2A 4.124%, due 01/19/38[9]	810,801	744,750
Indymac Index Mortgage Loan Trust, Series 2006-AR4, Class A1A 3.586%, due 05/25/46[9]	2,831,879	2,669,804
Luminent Mortgage Trust, Series 2006-2, Class A1A 3.576%, due 02/25/46[9]	2,737,456	2,541,025
Series 2006-5, Class A1A 3.566%, due 07/25/36[9]	1,041,645	945,975

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Security description	Face amount[8]	Value
Collateralized mortgage obligations—(concluded)
United States—(concluded)
Morgan Stanley Capital I, Series 2005-HQ7, Class A4 5.374%, due 11/14/42[9]	$500,000	$491,754
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1 6.493%, due 11/25/37[9]	986,608	987,101
Mortgageit Trust, Series 2005-AR1, Class 1A1 3.626%, due 11/25/35[9]	991,838	930,235
Residential Accredit Loans, Inc., Series 2007-QH9, Class A1 6.550%, due 11/25/37	984,108	983,211
Total collateralized mortgage obligations (cost—$23,472,929)		23,135,510
Asset-backed securities—0.40%
United States—0.40%
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1 4.376%, due 10/25/37[2,9,10]	464,723	451,943
Series 2007-1, Class 2A2 4.626%, due 10/25/37[2,9,10]	130,000	119,600
Series 2007-1, Class 2A3 4.826%, due 10/25/37[2,9,10]	230,000	200,100
GMAC Mortgage Corp. Loan Trust, Series 2007-HE3, Class 1A1 7.000%, due 09/25/37	96,265	95,182
Series 2007-HE3, Class 2A1 7.000%, due 09/25/37	142,829	141,222
Household Home Equity Loan Trust, Series 2007-3, Class APT 6.235%, due 11/20/36	474,505	445,683
USAA Auto Owner Trust, Series 2007-2, Class A3 4.900%, due 02/15/12	1,000,000	1,019,784
Total asset-backed securities (cost—$2,538,669)		2,473,514
Corporate notes—3.06%
Australia—0.05%
Financial services—0.05%
Westfield Capital/Westfield Financial 4.375%, due 11/15/10[6]	325,000	319,796
Bermuda—0.04%
Insurance—0.02%
White Mountains Re Group 6.375%, due 03/20/17[6]	150,000	148,852

Security description	Face amount[8]		Value
Corporate notes—(continued)
Bermuda—(concluded)
Reinsurance—0.02%
Endurance Specialty Holdings 7.000%, due 07/15/34		$125,000	$118,609
			267,461
Canada—0.20%
Oil & gas—0.20%
Canadian Natural Resources 5.150%, due 02/01/13		250,000	254,983
5.700%, due 05/15/17		225,000	226,007
Encana Corp. 6.500%, due 02/01/38		325,000	335,405
Nexen, Inc. 6.400%, due 05/15/37		225,000	217,702
Transocean, Inc. 6.800%, due 03/15/38		200,000	208,084
			1,242,181
Cayman Islands—0.04%
Special purpose entity—0.04%
Resona Preferred Global Securities 7.191%, due 07/30/15[6,11,12]		275,000	272,802
Denmark—0.06%
Telecommunication services—0.06%
Nordic Telephone Co. Holdings 8.250%, due 05/01/16	EUR	250,000	353,091
Jersey—0.02%
Special purpose entity—0.02%
QBE Capital Funding II LP 6.797%, due 06/01/17[2,10,11,12]		150,000	141,242
Luxembourg—0.17%
Banking-non-US—0.02%
VTB Capital SA 6.609%, due 10/31/12[6]		150,000	148,500
Special purpose entity—0.06%
Hellas Telecom V 8.076%, due 10/15/12[9]	EUR	250,000	341,011
Telephone-integrated—0.09%
Telecom Italia Capital 6.000%, due 09/30/34		200,000	187,344
6.200%, due 07/18/11		325,000	338,712
			526,056
			1,015,567
Netherlands—0.06%
Containers—0.06%
Impress Holdings BV 7.701%, due 09/15/13[9]	EUR	250,000	336,366
United Kingdom—0.23%
Banks—0.20%
HSBC Holdings PLC 6.500%, due 09/15/37		250,000	244,833
JP Morgan Chase London 10.000%, due 05/22/45[9]		680,000	608,523

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Security description	Face amount[8]	Value
Corporate notes—(continued)
United Kingdom—(concluded)
Banks—(concluded)
Royal Bank of Scotland Group PLC 6.990%, due 10/05/17[6,11,12]	$150,000	$150,039
9.118%, due 03/31/10[11,12]	200,000	216,645
		1,220,040
Special purpose entity—0.03%
Swiss Re Capital I LP 6.854%, due 05/25/16[6,11,12]	175,000	169,288
		1,389,328
United States—2.19%
Agricultural operations—0.07%
Cargill, Inc. 5.200%, due 01/22/13[2,10]	400,000	403,295
Banking-US—0.42%
Bank of America Corp. 5.750%, due 12/01/17	200,000	205,776
8.000%, due 01/30/18[11,12]	525,000	545,344
JP Morgan Chase Bank NA 6.000%, due 10/01/17	250,000	260,638
Wachovia Corp. MTN 5.750%, due 02/01/18	350,000	350,789
Wells Fargo & Co. 4.375%, due 01/31/13	850,000	849,771
5.625%, due 12/11/17	375,000	385,379
		2,597,697
Cable—0.22%
Comcast Corp. 5.500%, due 03/15/11	225,000	230,096
6.450%, due 03/15/37	200,000	193,813
Comcast Holdings Corp. 10.625%, due 07/15/12	250,000	297,220
COX Communications, Inc. 4.625%, due 01/15/10	400,000	401,164
CSC Holdings, Inc., Series B 7.625%, due 04/01/11	250,000	247,500
		1,369,793
Chemicals—0.04%
Ferro Corp. 9.125%, due 01/01/09	250,000	255,000
Data processing—0.04%
Fiserv, Inc. 6.125%, due 11/20/12	250,000	260,103
Diversified financials—0.02%
ANZ Capital Trust I 4.484%, due 01/15/10[6,11,12]	150,000	147,446
Electric-generation—0.02%
AES Corp. 9.500%, due 06/01/09	125,000	128,750

Security description	Face amount[8]		Value
Corporate notes—(continued)
United States—(continued)
Electric-integrated—0.11%
Commonwealth Edison Co. 5.900%, due 03/15/36		$150,000	$140,042
FirstEnergy Corp. 7.375%, due 11/15/31		100,000	109,835
Midamerican Energy Holdings Co. 6.125%, due 04/01/36		225,000	223,573
Nevada Power Co. 6.500%, due 05/15/18		225,000	236,046
			709,496
Financial services—0.61%
Bear Stearns Co., Inc. 7.250%, due 02/01/18		800,000	799,970
Citigroup, Inc. 5.850%, due 07/02/13		500,000	525,566
Countrywide Home Loans MTN 4.125%, due 09/15/09		100,000	89,167
International Lease Finance Corp. MTN 4.950%, due 02/01/11		175,000	174,704
Lehman Brothers Holdings 5.375%, due 10/17/12	EUR	300,000	433,766
6.200%, due 09/26/14		150,000	154,374
Lehman Brothers Holdings MTN 5.625%, due 01/24/13		575,000	582,429
Merrill Lynch & Co., Inc. 5.450%, due 02/05/13		450,000	450,700
6.400%, due 08/28/17		100,000	102,718
Morgan Stanley MTN 5.550%, due 04/27/17		200,000	199,248
5.950%, due 12/28/17		225,000	227,132
			3,739,774
Medical products—0.02%
HCA, Inc. 9.625%, due 11/15/16		125,000	131,563
Multi-line insurance—0.02%
CNA Financial Corp. 7.250%, due 11/15/23		100,000	103,304
Oil & gas—0.30%
Anadarko Petroleum Corp. 5.950%, due 09/15/16		200,000	206,232
Boardwalk Pipelines LP 5.875%, due 11/15/16		225,000	233,327
Energy Transfer Partners 5.950%, due 02/01/15		450,000	449,451
Enterprise Products Operating LLC 6.300%, due 09/15/17		350,000	362,985
ONEOK Partners, LP 6.150%, due 10/01/16		175,000	178,676
6.850%, due 10/15/37		50,000	50,942
XTO Energy, Inc. 6.250%, due 08/01/17		375,000	399,569
			1,881,182

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Security description	Face amount[8]		Value
Corporate notes—(concluded)
United States—(concluded)
Pipeline—0.07%
Tennessee Gas Pipeline 8.375%, due 06/15/32		$350,000	$408,035
Real estate—0.04%
Hospitality Properties Trust 6.700%, due 01/15/18		225,000	216,370
Retail-restaurants—0.08%
Darden Restaurants, Inc. 5.625%, due 10/15/12		225,000	227,426
Yum! Brands, Inc. 6.250%, due 03/15/18		275,000	283,508
			510,934
Telephone-integrated—0.11%
AT&T, Inc. 6.300%, due 01/15/38		350,000	347,558
Sprint Capital Corp. 8.375%, due 03/15/12		325,000	337,793
			685,351
			13,548,093
Total corporate notes (cost—$18,690,381)			18,885,927
Non-US government obligations—0.41%
Argentina—0.08%
Republic of Argentina 2.000%, due 01/03/16[9]	ARS	790,000	458,290
Mexico—0.33%
Mexican Fixed Rate Bonds, 10.000%, due 12/05/24	MXN	18,320,000	2,052,361
Total non-US government obligations (cost—$2,282,411)			2,510,651
Time deposit—10.52%
Banking-US—10.52%
PNC Bank N.A. 3.063%, due 02/01/08 (cost—$65,000,000)		65,000,000	65,000,000
Short-term US government obligation—2.64%
US Treasury Bills 3.010%, due 06/05/08[13] (cost—$16,332,500)		16,505,000	16,332,500

Security description	Face amount[8]	Value
Repurchase agreement—21.58%
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400%, due 02/01/08 collateralized by $15,573,153 US Treasury Bills, zero coupon due 05/01/08, $9,796,799 US Treasury Bonds, 8.125% due 08/15/19 and $100,918,423 US Treasury Notes, 4.750% due 12/31/08 to 01/31/12; (value—$136,037,025); proceeds: $133,374,187 (cost—$133,369,000)	$133,369,000	$133,369,000
	Number of contracts
Options*—0.00%
Put options purchased—0.00%
Euro Dollar Options, strike @ 1.30, expires 10/21/08 (cost—$19,230)	92,000	15,299
Total investments before investments sold short (cost—$648,703,970)— 102.40%		632,744,868
	Number of shares
Investments sold short—(9.07)%
Common Stocks—(9.07)%
Australia—(0.27)%
Beverages—(0.22)%
Foster's Group Ltd.	(195,290)	(989,415)
Lion Nathan Ltd.	(44,670)	(381,043)
		(1,370,458)
Chemicals—0.00%
Orica Ltd.	(301)	(7,888)
Specialty retail—(0.05)%
Billabong International Ltd.	(26,601)	(287,286)
Total Australia common stocks		(1,665,632)
Bermuda—(0.28)%
Semiconductor equipment & products—(0.28)%
Marvell Technology Group Ltd.	(144,600)	(1,716,402)
Canada—(1.24)%
Energy equipment & services—(0.31)%
Niko Resources Ltd.	(22,500)	(1,907,251)
Food & drug retailing—(0.01)%
Loblaw Cos. Ltd.	(2,000)	(64,300)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Investments sold short—(continued) Common Stocks—(continued) Security description	Number of shares	Value
Canada—(concluded)
Industrial conglomerates—(0.11)%
UTS Energy Corp.	(128,800)	$(682,452)
Metals & mining—(0.75)%
Eldorado Gold Corp.	(267,300)	(1,757,064)
Ivanhoe Mines Ltd.	(138,000)	(1,353,817)
Kinross Gold Corp.	(19,600)	(432,389)
Uranium One, Inc.	(156,100)	(1,085,183)
		(4,628,453)
Oil & gas—(0.06)%
OPTI Canada, Inc.	(7,000)	(115,383)
Trican Well Service Ltd.	(18,800)	(255,210)
		(370,593)
Total Canada common stocks		(7,653,049)
France—(0.64)%
Aerospace & defense—(0.08)%
Zodiac SA	(9,943)	(508,221)
Hotels, restaurants & leisure—(0.47)%
Sodexho Alliance SA	(53,164)	(2,885,385)
Media—(0.05)%
Societe Television Francaise	(13,160)	(332,993)
Real estate—(0.04)%
Klepierre	(4,382)	(233,947)
Total France common stocks		(3,960,546)
Germany—(0.52)%
Semiconductor equipment & products—(0.35)%
Infineon Technologies AG	(213,893)	(2,174,508)
Textiles & apparel—(0.17)%
Adidas AG	(16,744)	(1,069,305)
Total Germany common stocks		(3,243,813)
Japan—(1.05)%
Auto components—(0.13)%
NGK Spark Plug Co. Ltd.	(47,000)	(818,753)
Chemicals—(0.03)%
Nippon Shokubai Co. Ltd.	(21,000)	(186,165)
Electronic equipment & instruments—(0.32)%
HOYA Corp.	(72,600)	(1,979,027)
Gas utilities—(0.05)%
Tokyo Gas Co. Ltd.	(69,000)	(321,524)
Insurance—(0.05)%
T&D Holdings, Inc.	(5,950)	(319,358)
Media—(0.08)%
Toho Co. Ltd.	(20,900)	(504,224)
Multi-line retail—(0.11)%
Marui Co. Ltd.	(77,700)	(681,361)

Security description	Number of shares	Value
Japan—(concluded)
Semiconductor equipment & products—(0.28)%
Advantest Corp.	(79,100)	$(1,740,480)
Total Japan common stocks		(6,550,892)
Jersey—(0.15)%
Real estate—(0.15)%
Meinl European Land Ltd.	(71,972)	(918,461)
Netherlands—(0.17)%
Construction materials—(0.17)%
James Hardie Industries NV	(187,536)	(1,065,301)
Norway—(0.12)%
Paper & forest products—(0.12)%
Norske Skogindustrier ASA	(128,300)	(741,762)
Singapore—(0.01)%
Real estate—(0.01)%
Singapore Land Ltd.	(13,000)	(55,780)
United Kingdom—(1.28)%
Electric utilities—(0.24)%
British Energy Group PLC	(141,493)	(1,458,424)
Electronic equipment & instruments—(0.21)%
Premier Farnell PLC	(454,409)	(1,275,765)
Media—(0.11)%
Emap PLC	(37,260)	(681,289)
Software—(0.18)%
Misys PLC	(318,503)	(1,102,045)
Specialty retail—(0.14)%
Signet Group PLC	(670,259)	(879,826)
Trading companies & distributors—(0.40)%
Wolseley PLC	(179,316)	(2,473,119)
Total United Kingdom common stocks		(7,870,468)
United States—(3.34)%
Air freight & couriers—(0.07)%
Expeditors International of Washington, Inc.	(9,400)	(444,526)
Automobiles—(0.32)%
General Motors Corp.	(62,600)	(1,772,206)
Harley-Davidson, Inc.	(4,700)	(190,726)
		(1,962,932)
Beverages—(0.01)%
Brown-Forman Corp., Class B	(1,400)	(88,172)
Biotechnology—(0.64)%
Amylin Pharmaceuticals, Inc.	(28,000)	(830,200)
Gilead Sciences, Inc.	(68,400)	(3,125,196)
		(3,955,396)
Containers & packaging—(0.20)%
Sealed Air Corp.	(46,700)	(1,221,205)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Investments sold short—(concluded) Common Stocks—(continued) Security description	Number of shares	Value
United States—(continued)
Diversified financials—(0.29)%
Merrill Lynch & Co., Inc.	(15,800)	$(891,120)
Moody's Corp.	(25,000)	(874,750)
		(1,765,870)
Diversified telecommunication services—(0.11)%
Level 3 Communications, Inc.	(194,100)	(667,704)
Electric utilities—(0.22)%
AES Corp.	(72,000)	(1,373,760)
Gas utilities—(0.12)%
Southwestern Energy Co.	(13,200)	(738,012)
Health care providers & services—(0.12)%
Tenet Healthcare Corp.	(163,900)	(726,077)
Hotels, restaurants & leisure—(0.03)%
Las Vegas Sands Corp.	(1,900)	(166,573)
Wendy's International, Inc.	(1,000)	(24,420)
		(190,993)
Household durables—(0.17)%
Centex Corp.	(37,500)	(1,041,750)
Insurance—(0.12)%
Old Republic International Corp.	(50,600)	(755,458)
Media—(0.31)%
Cablevision Systems Corp., Class A	(78,600)	(1,845,528)
Lamar Advertising Co., Class A	(1,300)	(56,056)
		(1,901,584)

Security description	Number of shares	Value
United States—(concluded)
Real estate—(0.38)%
Forest City Enterprises, Inc., Class A	(58,900)	$(2,347,165)
Semiconductor equipment & products—(0.19)%
Micron Technology, Inc.	(163,300)	(1,147,999)
Trading companies & distributors—(0.04)%
Fastenal Co.	(6,900)	(278,829)
Total United States common stocks		(20,607,432)
Total common stocks sold short (proceeds—$62,154,150)		(56,049,538)
Other assets in excess of liabilities—6.67%		41,233,958
Net assets—100.00%		$617,929,288

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short and written options.

2  Illiquid security. These securities represent 0.26% of net assets as of January 31, 2008.

3  Security is traded on the London Exchange.

4  Security is traded on the NASDAQ Exchange.

5  Non cumulative preferred stock. The next call date is 12/31/10.

6  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.27% of net assets as of January 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Security is being fair valued by a valuation committee under the direction of the board of trustees.

8  In US Dollars unless otherwise indicated.

9  Floating rate security. The interest rate shown is the current rate as of January 31, 2008.

10  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.21% of net assets as of January 31, 2008, are considered illquid and restricted (see table below for more information).

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Illiquid and restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 01/31/08	Value as a percentage of net assets
Cargill, Inc. 5.200%, 01/22/13	01/16/08	$399,668	0.06%	$403,295	0.07%
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1 4.376%, 10/25/37	10/05/07	464,723	0.08	451,943	0.07
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2 4.626%, 10/25/37	10/05/07	130,000	0.02	119,600	0.02
CIT Mortgage Loan Trust, Series 2007-1, Class 2A3 4.826%, 10/25/37	10/05/07	230,000	0.04	200,100	0.03
QBE Capital Funding II LP 6.797%, 06/01/17	10/09/07	149,411	0.02	141,242	0.02
		$1,373,802	0.22%	$1,316,180	0.21%

11  Perpetual bond security. The maturity date reflects the next call date.

12  Variable rate security. The interest rate shown is the current rate as of January 31, 2008, and resets at the next call date.

13  Rate shown is the discount rate at date of purchase.

ADR  American Depositary Receipt

ARS  Argentine Dollar

EUR  Euro

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

MTN  Medium Term Note

MXN  Mexican Peso

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Written Options

Number of contracts (000)	Currency	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
205	EUR	DJ Euro Stoxx 50 Index, strike @ $4,150	02/29/08	$44,341	$8,229	$36,112
44	EUR	SPMIB MI Index, strike @ $37,000	02/15/08	19,741	4,742	14,999
34	GBP	FTSE 100 Index, strike @ $6,000	02/15/08	43,902	52,060	(8,158)
26	USD	AMEX Broker Deal, strike @ $190	02/15/08	13,701	53,040	(39,339)
44	USD	AMEX MS Tech 35 Index, strike @ $560	02/15/08	25,036	27,280	(2,244)
27	USD	Morgan Stanley CYC Index, strike @ $910	02/15/08	41,113	167,400	(126,287)
30	USD	MS CMDTY REL, strike @ $810	02/15/08	50,910	85,200	(34,290)
72	USD	Oil Services Index, strike @ $280	02/15/08	19,728	4,680	15,048
90	USD	S&P 500 Index, strike @ $1,370	02/16/08	190,297	328,500	(138,203)
32	USD	S&P 400 Midcap Index, strike @ $780	02/15/08	31,968	111,040	(79,072)
				$480,737	$842,171	$(361,434)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Futures contracts

Number of contracts (000)	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
85	EUR	DAX Index Futures	March 2008	$24,970,406	$21,742,329	$(3,228,077)
61	EUR	DJ Euro Stoxx 50 Index Futures	March 2008	3,954,060	3,450,093	(503,967)
133	EUR	EOE Dutch Stock Index Futures	February 2008	18,657,360	17,378,169	(1,279,191)
368	EUR	Euro Bund 10 Year Futures	March 2008	62,796,878	63,579,794	782,916
52	GBP	FTSE 100 Index Futures	March 2008	6,532,349	6,072,308	(460,041)
75	GBP	Long Gilt Futures	March 2008	16,538,489	16,485,991	(52,498)
126	HKD	Hang Seng Stock Index Futures	February 2008	19,657,134	18,984,685	(672,449)
27	JPY	Japan Government Bonds 10 Year Futures	March 2008	34,583,868	34,980,012	396,144
48	JPY	TOPIX Index Futures	March 2008	6,976,377	6,076,464	(899,913)
365	SEK	OMX 30 Stock Index Futures	February 2008	5,438,676	5,404,302	(34,374)
95	SGD	MSCI Singapore Stock Index Futures	February 2008	5,079,591	4,841,823	(237,768)
26	USD	Federal Funds Futures	February 2008	10,393,385	10,514,049	120,664
6	USD	S&P 500 Index Futures	March 2008	2,250,750	2,069,400	(181,350)
321	USD	S&P Mini 500 Index Futures	March 2008	22,447,218	22,142,580	(304,638)
4	USD	US Treasury Note 2 Year Futures	March 2008	851,567	852,875	1,308
1,066	USD	US Treasury Note 5 Year Futures	March 2008	118,867,004	120,458,000	1,590,996
90	USD	US Treasury Note 10 Year Futures	March 2008	10,253,672	10,504,688	251,016
				370,248,784	365,537,562	(4,711,222)
		Sale contracts		Proceeds
225	AUD	Australian 10 Year Bond Futures	March 2008	19,841,774	19,959,947	(118,173)
90	AUD	SPI 200 Futures	March 2008	12,792,274	11,294,435	1,497,839
185	CAD	S&P TSE 60 Index Futures	March 2008	29,632,254	28,427,098	1,205,156
110	EUR	CAC 40 10 Year Euro Index Futures	February 2008	8,548,020	7,947,045	600,975
19	EUR	DAX Index Futures	March 2008	5,615,760	4,860,050	755,710
44	EUR	EOE Dutch Stock Index Futures	February 2008	6,302,102	5,749,169	552,933
22	EUR	IBEX 35 Index Futures	February 2008	4,571,973	4,315,948	256,025
36	GBP	FTSE 100 Index Futures	March 2008	4,561,832	4,203,905	357,927
164	GBP	United Kingdom Long Gilt Futures	March 2008	35,746,932	36,049,366	(302,434)
49	JPY	TOPIX Index Futures	March 2008	7,045,005	6,203,056	841,949
329	SEK	OMX 30 Stock Index Futures	February 2008	4,744,073	4,871,275	(127,202)
39	USD	Euro Dollar Futures	March 2008	9,466,842	9,466,763	79
14	USD	Euro Dollar Futures	September 2008	3,399,765	3,414,425	(14,660)
14	USD	Euro Dollar Futures	December 2008	3,402,302	3,410,225	(7,923)
266	USD	Russell E-Mini 2000 Futures	March 2008	20,340,735	19,019,000	1,321,735
701	USD	US Treasury Bonds Futures	March 2008	81,847,868	83,638,062	(1,790,194)
173	USD	US Treasury Note 10 Year Futures	March 2008	19,757,214	20,192,344	(435,130)
				277,616,725	273,022,113	4,594,612
						$(116,610)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Argentine Peso	18,790,000	USD	5,974,563	02/15/08	$33,935
Argentine Peso	10,425,000	USD	3,293,839	02/15/08	(2,119)
Australian Dollar	8,808,000	USD	7,726,045	03/19/08	(126,491)
Australian Dollar	18,503,000	USD	16,136,497	03/19/08	(359,356)
Australian Dollar	7,317,583	USD	6,297,000	03/19/08	(226,795)
Australian Dollar	20,180,000	USD	17,730,919	03/19/08	(260,018)
Brazilian Real	1,124,704	USD	631,324	02/06/08	(7,407)
Brazilian Real	11,232,000	USD	6,245,459	03/19/08	(87,314)
Brazilian Real	2,995,000	USD	1,690,915	03/19/08	2,288
Brazilian Real	1,124,704	USD	622,587	05/15/08	(5,147)
Canadian Dollar	4,839,000	USD	4,766,851	03/19/08	(47,352)
Canadian Dollar	651,000	USD	648,038	03/19/08	375
Canadian Dollar	452,000	USD	450,275	03/19/08	592
Canadian Dollar	2,733,000	USD	2,722,437	03/19/08	3,442
Canadian Dollar	22,294,233	USD	22,207,800	03/19/08	27,816
Canadian Dollar	1,629,000	USD	1,616,954	03/19/08	(3,698)
Canadian Dollar	56,634,000	USD	56,089,600	03/19/08	(254,176)
Chilean Peso	1,644,300,000	USD	3,492,566	02/15/08	(45,360)
Chinese Yuan	20,980,000	USD	2,922,006	06/18/08	(100,739)
Chinese Yuan	20,155,000	USD	2,807,103	06/18/08	(96,777)
Columbian Peso	2,376,700,000	USD	1,173,168	02/15/08	(49,095)
Czech Koruna	1,130,000	USD	63,087	03/19/08	(1,392)
Czech Koruna	30,710,000	USD	1,716,524	03/19/08	(35,816)
Egyptian Pound	7,350,000	USD	1,336,364	06/03/08	24,805
Euro	3,803,335	NOK	30,845,803	03/19/08	36,493
Euro	7,122,109	SEK	66,507,963	03/19/08	(137,291)
Euro	1,551,520	USD	2,259,435	02/26/08	(45,651)
Euro	4,527,000	USD	6,653,899	03/19/08	(67,071)
Euro	723,000	USD	1,061,263	03/19/08	(12,133)
Euro	1,856,000	USD	2,701,927	03/19/08	(53,567)
Euro	4,186,000	USD	6,152,742	03/19/08	(61,965)
Euro	55,434,013	USD	81,044,799	03/19/08	(1,254,816)
Euro	6,452,000	USD	9,467,185	03/19/08	(111,719)
Euro	49,442,000	USD	72,889,556	03/19/08	(514,070)
Great Britain Pound	1,264,479	USD	2,577,328	02/20/08	65,850
Great Britain Pound	18,262,000	USD	37,272,975	03/19/08	1,064,246
Great Britain Pound	570,000	USD	1,133,732	03/19/08	3,572
Great Britain Pound	7,606,000	USD	15,350,804	03/19/08	270,113

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Great Britain Pound	34,494,448	USD	69,528,193	03/19/08	$1,134,802
Great Britain Pound	5,272,000	USD	10,562,323	03/19/08	109,338
Great Britain Pound	1,290,000	USD	2,662,238	03/19/08	104,508
Hungarian Forint	442,572,000	USD	2,527,486	03/19/08	(7,366)
Hungarian Forint	342,600,000	USD	1,971,277	03/19/08	9,019
Icelandic Krona	392,261,000	USD	6,127,033	03/19/08	160,333
Icelandic Krona	20,339,000	USD	312,908	03/19/08	3,530
Icelandic Krona	195,605,000	USD	3,082,370	03/19/08	107,013
Indian Rupee	52,810,000	USD	1,340,355	02/15/08	535
Indonesian Rupiah	22,049,467,000	USD	2,325,975	02/15/08	(54,592)
Indonesian Rupiah	15,130,674,000	USD	1,592,200	02/15/08	(41,381)
Israeli Shekel	4,330,000	USD	1,123,753	03/19/08	(74,278)
Japanese Yen	27,932,619	USD	261,786	02/21/08	(1,269)
Japanese Yen	652,200,000	USD	6,113,235	03/19/08	(39,830)
Japanese Yen	230,800,000	USD	2,155,941	03/19/08	(21,500)
Japanese Yen	158,100,000	USD	1,425,825	03/19/08	(65,741)
Japanese Yen	10,126,103,723	USD	93,421,203	03/19/08	(2,111,717)
Japanese Yen	1,851,147,000	USD	16,744,849	03/19/08	(719,467)
Malaysian Ringgit	22,990,000	USD	7,079,220	03/19/08	(21,946)
Mexican Peso	27,140,000	USD	2,461,436	03/19/08	(32,405)
Mexican Peso	42,211,000	USD	3,834,385	03/19/08	(44,301)
Mexican Peso	21,334,476	USD	1,935,978	04/15/08	(18,275)
New Zealand Dollar	14,843,000	USD	11,186,476	03/19/08	(437,071)
New Zealand Dollar	12,192,000	USD	9,397,576	03/19/08	(149,974)
New Zealand Dollar	5,566,000	USD	4,179,462	03/19/08	(179,270)
New Zealand Dollar	20,207,000	USD	15,298,032	03/19/08	(526,061)
Norwegian Krone	6,780,000	USD	1,247,424	03/19/08	(1,734)
Norwegian Krone	153,308,000	USD	28,053,830	03/19/08	(191,882)
Norwegian Krone	65,993,098	USD	11,910,190	03/19/08	(248,484)
Norwegian Krone	88,404,000	USD	15,998,986	03/19/08	(288,708)
Norwegian Krone	5,770,000	USD	1,061,841	03/19/08	(1,233)
Philippine Peso	132,830,000	USD	3,279,427	02/15/08	7,690
Polish Zloty	155,000	USD	62,439	03/19/08	(1,363)
Polish Zloty	2,439,000	USD	999,300	03/19/08	(4,653)
Polish Zloty	7,965,000	USD	3,229,862	03/19/08	(48,732)
Polish Zloty	11,890,000	USD	4,772,609	03/19/08	(121,614)
Romanian Leu	9,600,000	USD	3,889,051	03/19/08	85,307
Russian Ruble	35,050,000	USD	1,428,863	03/19/08	(2,277)
Russian Ruble	100,460,000	USD	4,087,063	03/19/08	(14,858)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Russian Ruble	94,950,000	USD	3,861,326	03/19/08	$(15,614)
Singapore Dollar	17,129,000	USD	11,931,946	03/19/08	(178,771)
Singapore Dollar	18,629,000	USD	13,056,933	03/19/08	(114,329)
Slovakian Koruna	36,330,000	USD	1,576,823	03/19/08	(29,861)
Slovakian Koruna	11,190,000	USD	487,451	03/19/08	(7,423)
South African Rand	5,750,000	USD	835,139	03/19/08	74,898
South African Rand	70,610,000	USD	10,087,750	03/19/08	751,991
South African Rand	6,130,000	USD	830,334	03/19/08	19,851
South Korean Won	9,264,000,000	USD	9,898,322	03/05/08	94,947
South Korean Won	7,342,300,000	USD	7,917,425	03/19/08	149,493
Swedish Krona	400,000	USD	63,142	03/19/08	374
Swedish Krona	205,483,000	USD	32,181,445	03/19/08	(63,117)
Swedish Krona	155,638,795	USD	24,239,568	03/19/08	(183,401)
Swedish Krona	90,785,000	USD	14,214,013	03/19/08	(32,045)
Swedish Krona	450,000	USD	71,520	03/19/08	905
Swedish Krona	5,609,041	USD	877,896	03/20/08	(2,248)
Swiss Franc	5,830,000	USD	5,272,103	03/19/08	(127,319)
Swiss Franc	2,270,000	USD	2,096,262	03/19/08	(6,086)
Swiss Franc	770,000	USD	687,789	03/19/08	(25,343)
Swiss Franc	29,396,822	USD	26,835,358	03/19/08	(390,346)
Swiss Franc	4,185,000	USD	3,761,838	03/19/08	(114,076)
Swiss Franc	75,772,000	USD	67,451,566	03/19/08	(2,724,252)
Taiwan Dollar	435,775,000	USD	13,535,255	02/15/08	(38,891)
Turkish Lira	6,085,000	USD	4,987,883	03/19/08	(123,891)
United States Dollar	6,350,944	ARS	19,940,000	02/15/08	(46,734)
United States Dollar	7,963,938	ARS	24,955,000	02/15/08	(74,190)
United States Dollar	7,398,263	AUD	8,564,000	03/19/08	236,742
United States Dollar	11,807,180	AUD	13,524,000	03/19/08	249,779
United States Dollar	8,201,926	AUD	9,224,395	03/19/08	21,836
United States Dollar	58,106,357	AUD	66,553,000	03/19/08	1,227,183
United States Dollar	7,486,275	BRL	13,554,000	03/19/08	155,677
United States Dollar	2,672,238	CAD	2,650,000	03/19/08	(35,818)
United States Dollar	24,614,098	CAD	24,818,000	03/19/08	76,721
United States Dollar	3,885,471	CAD	3,925,000	03/19/08	19,415
United States Dollar	648,214	CHF	722,000	03/19/08	20,462
United States Dollar	8,830,354	CHF	9,881,000	03/19/08	320,880
United States Dollar	6,463,711	CHF	7,280,000	03/19/08	278,620
United States Dollar	11,687,727	CHF	12,985,000	03/19/08	338,258
United States Dollar	37,428,000	CHF	41,169,245	03/19/08	700,669

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	4,003,555	CHF	4,482,000	03/19/08	$147,425
United States Dollar	14,462,691	CHF	16,048,000	03/19/08	400,075
United States Dollar	6,326,970	CLP	2,973,689,000	02/15/08	71,310
United States Dollar	7,317,929	CNY	53,275,000	06/18/08	357,796
United States Dollar	1,084,324	COP	2,116,600,000	02/15/08	4,178
United States Dollar	1,726,515	COP	3,374,906,000	02/15/08	9,095
United States Dollar	2,267,949	CZK	40,340,000	03/19/08	33,888
United States Dollar	2,800,857	CZK	50,309,000	03/19/08	69,819
United States Dollar	1,609,009	EGP	8,930,000	06/03/08	(15,510)
United States Dollar	2,904,464	EGP	16,250,000	06/03/08	(4,759)
United States Dollar	344,704	EUR	237,891	02/26/08	8,729
United States Dollar	5,866,618	EUR	3,965,000	03/19/08	19,984
United States Dollar	3,046,604	EUR	2,060,000	03/19/08	11,757
United States Dollar	18,413,994	EUR	12,505,000	03/19/08	151,444
United States Dollar	104,913,753	EUR	71,208,583	03/19/08	805,438
United States Dollar	4,920,765	EUR	3,345,000	03/19/08	45,360
United States Dollar	6,117,058	EUR	4,148,000	03/19/08	41,234
United States Dollar	2,930,574	GBP	1,448,256	02/20/08	(54,082)
United States Dollar	10,955,133	GBP	5,440,000	03/19/08	(169,048)
United States Dollar	2,454,936	GBP	1,195,000	03/19/08	(85,567)
United States Dollar	10,387,381	GBP	5,050,000	03/19/08	(374,563)
United States Dollar	19,878,243	GBP	9,864,000	03/19/08	(320,533)
United States Dollar	62,144,748	GBP	31,288,123	03/19/08	(108,653)
United States Dollar	21,547,152	GBP	10,790,000	03/19/08	(153,428)
United States Dollar	21,963,876	GBP	10,834,000	03/19/08	(482,912)
United States Dollar	187,620	HUF	32,757,000	03/19/08	(3)
United States Dollar	1,468,018	HUF	255,300,000	03/19/08	(5,775)
United States Dollar	424,363	HUF	72,600,000	03/19/08	(8,543)
United States Dollar	4,757,833	HUF	837,815,000	03/19/08	40,792
United States Dollar	3,638,641	IDR	34,203,223,000	02/15/08	54,104
United States Dollar	4,560,943	IDR	42,991,000,000	02/15/08	80,573
United States Dollar	1,387,343	ILS	5,360,000	03/19/08	95,670
United States Dollar	393,646	ILS	1,425,000	03/19/08	625
United States Dollar	4,824,051	INR	189,755,000	02/15/08	(9,857)
United States Dollar	3,820,658	ISK	241,030,000	03/19/08	(154,339)
United States Dollar	1,586,357	ISK	105,350,000	03/19/08	16,126
United States Dollar	1,187,646	ISK	76,330,000	03/19/08	(26,587)
United States Dollar	261,199	JPY	27,932,619	02/21/08	1,857
United States Dollar	13,324,243	JPY	1,437,755,000	03/19/08	240,001

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	1,613,831	JPY	171,200,000	03/19/08	$1,325
United States Dollar	94,435,886	JPY	10,177,223,726	03/19/08	1,579,317
United States Dollar	2,937,199	JPY	320,200,000	03/19/08	83,671
United States Dollar	27,350,513	JPY	2,963,655,000	03/19/08	609,562
United States Dollar	10,125,668	KRW	9,264,000,000	03/05/08	(322,293)
United States Dollar	9,066,885	KRW	8,386,595,000	03/19/08	(194,119)
United States Dollar	7,512,568	MXN	82,583,000	03/19/08	75,823
United States Dollar	2,216,722	MXN	24,090,000	03/19/08	(3,138)
United States Dollar	7,066,559	MYR	23,622,000	03/19/08	229,819
United States Dollar	12,647,634	MYR	41,943,000	03/19/08	307,747
United States Dollar	522,054	NOK	2,840,000	03/19/08	1,192
United States Dollar	19,131,698	NOK	104,588,000	03/19/08	137,763
United States Dollar	5,819,619	NOK	31,580,000	03/19/08	(1,269)
United States Dollar	13,809,805	NOK	75,800,000	03/19/08	155,709
United States Dollar	50,297,548	NOK	273,000,000	03/19/08	410
United States Dollar	8,011,088	NZD	10,361,000	03/19/08	102,606
United States Dollar	9,263,000	NZD	12,244,000	03/19/08	325,272
United States Dollar	39,270,995	NZD	51,220,000	03/19/08	839,364
United States Dollar	1,484,787	PLN	3,660,000	03/19/08	21,761
United States Dollar	7,050,591	PLN	17,532,000	03/19/08	166,020
United States Dollar	3,845,792	RON	9,600,000	03/19/08	(42,048)
United States Dollar	4,740,620	RUB	116,240,000	03/19/08	5,620
United States Dollar	3,716,626	RUB	90,760,000	03/19/08	(10,769)
United States Dollar	5,597,009	RUB	136,595,000	03/19/08	(19,646)
United States Dollar	637,850	SEK	4,120,000	03/19/08	8,664
United States Dollar	24,527,011	SEK	155,886,000	03/19/08	(65,251)
United States Dollar	9,525,447	SEK	60,654,504	03/19/08	(7,492)
United States Dollar	12,848,737	SEK	83,615,000	03/19/08	272,198
United States Dollar	25,171,305	SEK	162,000,000	03/19/08	249,870
United States Dollar	699,054	SEK	4,473,944	03/20/08	2,976
United States Dollar	2,374,680	SGD	3,385,000	03/19/08	18,616
United States Dollar	13,225,136	SGD	18,825,000	03/19/08	84,704
United States Dollar	2,083,971	SGD	2,996,000	03/19/08	34,291
United States Dollar	845,437	SKK	19,105,000	03/19/08	(524)
United States Dollar	1,933,082	SKK	43,620,000	03/19/08	(4,001)
United States Dollar	1,651,844	SKK	36,960,000	03/19/08	(17,299)
United States Dollar	4,039,293	TRY	4,913,000	03/19/08	87,929
United States Dollar	1,041,581	TRY	1,265,000	03/19/08	21,097
United States Dollar	2,388,998	TRY	2,935,000	03/19/08	76,582

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2008 (unaudited)

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	2,198,031	TWD	70,315,000	02/15/08	$(7,758)
United States Dollar	9,339,359	TWD	299,880,000	02/15/08	1,734
United States Dollar	1,595,933	ZAR	10,830,000	03/19/08	(164,036)
United States Dollar	9,573,092	ZAR	66,204,000	03/19/08	(819,877)
					$(1,223,526)

Currency type abbreviations:

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan

COP  Columbian Peso

CZK  Czech Koruna

EGP  Egyptian Pound

EUR  Euro

GBP  Great Britain Pound

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

ISK  Icelandic Krona

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

SKK  Slovakian Koruna

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2007 to January 31, 2008.

Actual expenses

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2007	Ending account value January 31, 2008	Expenses paid during period[1] 08/01/07 to 01/31/08	Expense ratio during the period
UBS PACE Money Market Investments
Class P	Actual	$1,000.00	$1,022.10	$3.05	0.60%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.12	3.05	0.60
UBS PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	1,066.80	5.56	1.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.76	5.43	1.07
Class B	Actual	1,000.00	1,062.60	9.44	1.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.99	9.22	1.82
Class C	Actual	1,000.00	1,064.00	8.15	1.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.24	7.96	1.57
Class Y	Actual	1,000.00	1,068.50	3.95	0.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.86	0.76
Class P	Actual	1,000.00	1,068.20	4.26	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.01	4.17	0.82
UBS PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,068.50	4.84	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.46	4.72	0.93
Class B	Actual	1,000.00	1,064.40	8.72	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.69	8.52	1.68
Class C	Actual	1,000.00	1,066.60	7.43	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.25	1.43
Class Y	Actual	1,000.00	1,070.70	3.54	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.72	3.46	0.68
Class P	Actual	1,000.00	1,070.70	3.54	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.72	3.46	0.68

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2007	Ending account value January 31, 2008	Expenses paid during period[1] 08/01/07 to 01/31/08	Expense ratio during the period
UBS PACE Strategic Fixed Income Investments
Class A	Actual	$1,000.00	$1,100.70	$5.60	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.81	5.38	1.06
Class B	Actual	1,000.00	1,095.60	9.53	1.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.04	9.17	1.81
Class C	Actual	1,000.00	1,097.10	8.22	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.29	7.91	1.56
Class Y	Actual	1,000.00	1,101.70	4.02	0.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.86	0.76
Class P	Actual	1,000.00	1,101.40	4.28	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.06	4.12	0.81
UBS PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,043.50	4.78	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.46	4.72	0.93
Class B	Actual	1,000.00	1,039.50	8.61	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.69	8.52	1.68
Class C	Actual	1,000.00	1,040.90	7.34	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.25	1.43
Class Y	Actual	1,000.00	1,044.70	3.49	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.72	3.46	0.68
Class P	Actual	1,000.00	1,044.80	3.50	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.72	3.46	0.68
UBS PACE Global Fixed Income Investments
Class A	Actual	1,000.00	1,113.00	6.64	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.34	1.25
Class B	Actual	1,000.00	1,109.50	10.61	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.08	10.13	2.00
Class C	Actual	1,000.00	1,110.20	9.28	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.34	8.87	1.75
Class Y	Actual	1,000.00	1,116.00	4.84	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.56	4.62	0.91
Class P	Actual	1,000.00	1,114.40	5.31	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	5.08	1.00

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2007	Ending account value January 31, 2008	Expenses paid during period[1] 08/01/07 to 01/31/08	Expense ratio during the period
UBS PACE High Yield Investments
Class A	Actual	$1,000.00	$1,019.60	$6.85	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.85	1.35
Class P	Actual	1,000.00	1,019.70	5.58	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.61	5.58	1.10
UBS PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	953.80	5.30	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.71	5.48	1.08
Class B	Actual	1,000.00	948.40	9.89	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.98	10.23	2.02
Class C	Actual	1,000.00	949.70	9.16	1.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.74	9.48	1.87
Class Y	Actual	1,000.00	954.70	3.64	0.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.76	0.74
Class P	Actual	1,000.00	954.70	4.08	0.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.96	4.22	0.83
UBS PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	979.50	5.92	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.15	6.04	1.19
Class B	Actual	1,000.00	974.80	10.18	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.38	2.05
Class C	Actual	1,000.00	974.90	10.18	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.38	2.05
Class Y	Actual	1,000.00	980.70	3.98	0.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.11	4.06	0.80
Class P	Actual	1,000.00	981.00	4.48	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.61	4.57	0.90

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2007	Ending account value January 31, 2008	Expenses paid during period[1] 08/01/07 to 01/31/08	Expense ratio during the period
UBS PACE Small/Medium Co Value Equity Investments
Class A	Actual	$1,000.00	$887.30	$6.07	1.28%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.50	1.28
Class B	Actual	1,000.00	883.20	10.22	2.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.28	10.94	2.16
Class C	Actual	1,000.00	883.70	9.71	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.83	10.38	2.05
Class Y	Actual	1,000.00	888.80	4.42	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.46	4.72	0.93
Class P	Actual	1,000.00	887.70	5.50	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.30	5.89	1.16
UBS PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	921.40	6.23	1.29
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.55	1.29
Class B	Actual	1,000.00	917.30	10.27	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.43	10.79	2.13
Class C	Actual	1,000.00	917.80	9.98	2.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.73	10.48	2.07
Class Y	Actual	1,000.00	923.40	4.40	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.56	4.62	0.91
Class P	Actual	1,000.00	922.30	5.46	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.46	5.74	1.13
UBS PACE International Equity Investments
Class A	Actual	1,000.00	926.70	6.59	1.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.30	6.90	1.36
Class B	Actual	1,000.00	922.50	10.87	2.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.83	11.39	2.25
Class C	Actual	1,000.00	923.00	10.49	2.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.23	10.99	2.17
Class Y	Actual	1,000.00	928.80	4.90	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.13	1.01
Class P	Actual	1,000.00	927.90	5.33	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.61	5.58	1.10

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2007	Ending account value January 31, 2008	Expenses paid during period[1] 08/01/07 to 01/31/08	Expense ratio during the period
UBS PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$998.50	$9.24	1.84%
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.89	9.32	1.84
Class B	Actual	1,000.00	994.10	13.28	2.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.81	13.40	2.65
Class C	Actual	1,000.00	994.80	12.99	2.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.12	13.10	2.59
Class Y	Actual	1,000.00	1,000.50	7.44	1.48
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.51	1.48
Class P	Actual	1,000.00	998.60	8.84	1.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.29	8.92	1.76
UBS PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	941.90	7.08	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.35	1.45
Class C	Actual	1,000.00	938.60	10.72	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.08	11.14	2.20
Class P	Actual	1,000.00	943.40	5.86	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
UBS PACE Alternative Strategies Investments
Class A	Actual	1,000.00	970.50	11.39	2.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.57	11.64	2.30
Class B	Actual	1,000.00	966.80	15.03	3.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.85	15.36	3.04
Class C	Actual	1,000.00	967.90	15.09	3.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.80	15.41	3.05
Class P	Actual	1,000.00	971.50	10.11	2.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	10.33	2.04

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

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UBS PACE Select Advisors Trust

Statement of assets and liabilities

January 31, 2008 (unaudited)

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost – $405,308,049; $929,388,458; $535,800,236; $817,617,984; $333,042,729; $570,965,191; $121,902,415, respectively)[1]	$405,308,049	$942,998,278	$544,978,065	$825,760,243
Investment in an affiliated security, at value (cost – $0; $0; $19,704,426; $18,181,033; $0; $0; $6,293,201, respectively)	—	—	19,704,426	18,181,033
Repurchase agreements, at value (cost – $128,040,000; $12,407,000; $9,579,000; $14,000; $0; $14,670,000; $7,501,000, respectively)	128,040,000	12,407,000	9,579,000	14,000
Total investments in securities, at value (cost – $533,348,049; $941,795,458; $565,083,662; $835,813,017; $333,042,729; $585,635,191; $135,696,616, respectively)	$533,348,049	$955,405,278	$574,261,491	$843,955,276
Cash	749	—	—	8,660,500	[2]
Foreign currency, at value (cost – $0; $0; $28,318; $2,854,237; $0; $0; $23,676, respectively)	—	—	29,388	2,876,803
Receivable for investments sold	—	181,918,523	90,159,292	151,267,288
Receivable for shares of beneficial interest sold	2,200,590	707,304	998,723	1,143,667
Receivable for interest	1,684,972	3,213,434	4,188,464	6,407,572
Swap contracts, at value[4]	—	—	—	12,548,230
Due from broker	—	—	—	368,719
Unrealized appreciation on forward foreign currency contracts	—	—	3,720	137,883
Receivable for variation margin	—	109,200	223,123	1,546,470
Receivable for foreign tax reclaims	—	—	10,237	93,317
Other assets	29,799	48,435	41,156	53,861
Total assets	537,264,159	1,141,402,174	669,915,594	1,029,059,586
Liabilities:
Payable for investments purchased	9,973,908	370,538,019	102,908,319	54,998,703
Payable for shares of beneficial interest repurchased	2,759,378	557,725	333,478	625,648
Dividends payable to shareholders	816,901	—	—	—
Payable to affiliates	34,892	333,484	191,550	434,794
Payable to custodian	11,951	321,231	9,524,988	54,719
Investments sold short, at value (proceeds – $0; $74,866,250; $34,144,000; $103,788,078; $0; $0; $0, respectively)	—	74,838,433	34,178,202	104,149,125
Swap contracts, at value[4]	—	4,355,287	—	7,098,833
Due to broker	—	18,333	55,978	183,723
Payable for cash collateral from securities loaned	—	—	37,876,229	22,181,039
Unrealized depreciation of forward foreign currency contracts	—	—	8,501	509,838
Payable for foreign withholding taxes	—	—	4,166	—
Payable for options written, at value (premiums received – $0; $0; $0; $3,088,411; $0; $0; $0, respectively)	—	—	—	3,867,224
Accrued expenses and other liabilities	516,319	295,067	176,410	250,673
Total liabilities	14,113,349	451,257,579	185,257,821	194,354,319

1 Includes $0; $0; $36,792,148; $21,502,662; $0; $0; $5,959,280, respectively, of investments in securities on loan, at value.

2 Includes restricted cash of $8,660,000 delivered to broker as initial margin for futures contracts for UBS PACE Strategic Fixed Income Investments.

3 Includes restricted cash of $9,384,150 delivered to broker as initial margin for futures contracts for UBS PACE Global Fixed Income Investments.

4 Includes net upfront payments received by UBS PACE Government Securities Fixed Income Investments of $1,363,525 and net upfront payments made by UBS PACE Strategic Fixed Income Investments of $1,862,364.

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost – $405,308,049; $929,388,458; $535,800,236; $817,617,984; $333,042,729; $570,965,191; $121,902,415, respectively)[1]	$340,996,481	$630,391,986		$116,864,502
Investment in an affiliated security, at value (cost – $0; $0; $19,704,426; $18,181,033; $0; $0; $6,293,201, respectively)	—	—		6,293,201
Repurchase agreements, at value (cost – $128,040,000; $12,407,000; $9,579,000; $14,000; $0; $14,670,000; $7,501,000, respectively)	—	14,670,000		7,501,000
Total investments in securities, at value (cost – $533,348,049; $941,795,458; $565,083,662; $835,813,017; $333,042,729; $585,635,191; $135,696,616, respectively)	$340,996,481	$645,061,986		$130,658,703
Cash	—	9,384,775	[3]	41
Foreign currency, at value (cost – $0; $0; $28,318; $2,854,237; $0; $0; $23,676, respectively)	—	—		23,803
Receivable for investments sold	1,007,550	—		128,724
Receivable for shares of beneficial interest sold	1,089,350	717,567		404,948
Receivable for interest	4,076,203	10,128,810		2,242,159
Swap contracts, at value[4]	—	—		—
Due from broker	—	—		—
Unrealized appreciation on forward foreign currency contracts	—	7,343,288		—
Receivable for variation margin	—	—		—
Receivable for foreign tax reclaims	—	4,814		—
Other assets	38,106	58,078		15,160
Total assets	347,207,690	672,699,318		133,473,538
Liabilities:
Payable for investments purchased	1,681,365	—		5,271,484
Payable for shares of beneficial interest repurchased	345,780	592,616		66,618
Dividends payable to shareholders	—	—		—
Payable to affiliates	176,767	400,930		73,000
Payable to custodian	22,508	374,906		11,645
Investments sold short, at value (proceeds – $0; $74,866,250; $34,144,000; $103,788,078; $0; $0; $0, respectively)	—	—		—
Swap contracts, at value[4]	—	—		—
Due to broker	—	—		—
Payable for cash collateral from securities loaned	—	—		6,305,356
Unrealized depreciation of forward foreign currency contracts	—	4,804,374		29,535
Payable for foreign withholding taxes	—	6,344		—
Payable for options written, at value (premiums received – $0; $0; $0; $3,088,411; $0; $0; $0, respectively)	—	—		—
Accrued expenses and other liabilities	82,545	266,572		50,048
Total liabilities	2,308,965	6,445,742		11,807,686

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2008 (unaudited)

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$523,108,823	$679,072,502	$492,171,509	$797,046,506
Accumulated undistributed (distributions in excess of) net investment income	—	308,980	(336,174)	(1,659,000)
Accumulated net realized gains (losses) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	41,987	(4,328,075)	(18,419,966)	21,317,700
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	—	15,091,188	11,242,404	18,000,061
Net assets	$523,150,810	$690,144,595	$484,657,773	$834,705,267
Class A:
Net assets	$—	$97,679,501	$52,488,662	$24,050,036
Shares outstanding	—	7,354,777	4,405,032	1,684,492
Net asset value per share	$—	$13.28	$11.92	$14.28
Maximum offering price per share	$—	$13.91	$12.48	$14.95
Class B:
Net assets	$—	$1,073,144	$282,583	$233,185
Shares outstanding	—	80,742	23,671	16,334
Net asset value and offering price per share	$—	$13.29	$11.94	$14.28
Class C:
Net assets	$—	$26,533,210	$4,252,315	$5,732,003
Shares outstanding	—	1,996,417	356,465	401,360
Net asset value and offering price per share	$—	$13.29	$11.93	$14.28
Class Y:
Net assets	$—	$17,621,933	$1,327,735	$2,244,334
Shares outstanding	—	1,326,296	111,369	157,276
Net asset value, offering price and redemption value per share[1]	$—	$13.29	$11.92	$14.27
Class P:
Net assets	$523,150,810	$547,236,807	$426,306,478	$802,445,709
Shares outstanding	523,108,984	41,193,414	35,764,585	56,230,074
Net asset value, offering price and redemption value per share[1]	$1.00	$13.28	$11.92	$14.27

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$340,676,069	$634,793,946	$127,718,730
Accumulated undistributed (distributions in excess of) net investment income	(1,803)	(34,383,396)	(103,988)
Accumulated net realized gains (losses) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	(3,729,293)	4,433,059	(883,928)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	7,953,752	61,409,967	(5,064,962)
Net assets	$344,898,725	$666,253,576	$121,665,852
Class A:
Net assets	$94,243,435	$117,719,915	$1,011,793
Shares outstanding	7,513,967	9,930,624	106,923
Net asset value per share	$12.54	$11.85	$9.46
Maximum offering price per share	$13.13	$12.41	$9.91
Class B:
Net assets	$160,089	$717,453	$—
Shares outstanding	12,753	60,382	—
Net asset value and offering price per share	$12.55	$11.88	$—
Class C:
Net assets	$14,782,236	$6,984,316	$—
Shares outstanding	1,178,442	589,149	—
Net asset value and offering price per share	$12.54	$11.85	$—
Class Y:
Net assets	$140,116	$8,374,629	$—
Shares outstanding	11,164	707,579	—
Net asset value, offering price and redemption value per share[1]	$12.55	$11.84	$—
Class P:
Net assets	$235,572,849	$532,457,263	$120,654,059
Shares outstanding	18,785,292	44,924,168	12,742,174
Net asset value, offering price and redemption value per share[1]	$12.54	$11.85	$9.47

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2008 (unaudited)

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost – $1,669,370,473; $1,425,302,050; $554,656,593; $527,717,208; $1,235,683,469; $362,372,163; $79,644,163; $515,334,970, respectively)[1]	$1,698,663,237	$1,437,666,000	$530,137,050	$528,335,056
Investment in an affiliated security, at value (cost – $37,469,297; $59,868,056; $95,874,872; $81,173,868; $31,184,519; $49,401,041; $2,269,476; $0, respectively)	37,469,297	59,868,056	95,874,872	81,173,868
Repurchase agreements, at value (cost – $21,917,000; $34,840,000; $18,665,000; $23,114,000; $31,168,000; $6,396,000; $1,823,000; $133,369,000, respectively)	21,917,000	34,840,000	18,665,000	23,114,000
Total investments in securities, at value (cost – $1,728,756,770; $1,520,010,106; $669,196,465; $632,005,076; $1,298,035,988; $418,169,204; $83,736,639; $648,703,970, respectively)	$1,758,049,534	$1,532,374,056	$644,676,922	$632,622,924
Cash	830	1,960	1,577	990
Foreign currency, at value (cost – $0; $0; $0; $0; $1,128,654; $2,043,569; $118,791; $2,148,661, respectively)	—	—	—	—
Receivable for investments sold	18,798,322	6,520,863	3,289,299	5,512,136
Receivable for shares of beneficial interest sold	1,579,322	1,632,153	519,668	521,017
Receivable for dividends and interest	2,170,323	1,046,093	205,418	157,129
Swap contracts, at value[3]	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for variation margin	—	—	—	—
Receivable for foreign tax reclaims	—	26,120	—	—
Other assets	85,652	77,631	42,824	48,112
Total assets	1,780,683,983	1,541,678,876	648,735,708	638,862,308
Liabilities:
Payable for cash collateral from securities loaned	116,162,330	126,624,724	136,150,806	91,415,455
Payable for investments purchased	15,361,356	16,044,579	1,400,833	9,866,265
Payable for shares of beneficial interest repurchased	1,407,173	1,158,887	501,458	545,194
Payable to affiliates	1,019,842	924,560	334,189	378,924
Payable for foreign withholding taxes	—	27,771	574	—
Payable to custodian	114,766	100,054	34,843	39,109
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Investments sold short, at value (proceeds – $0; $0; $0; $0; $0; $0; $0; $62,154,150, respectively)	—	—	—	—
Swap contracts, at value[3]	—	—	—	—
Payable for variation margin	—	—	—	—
Payable for options written, at value (premiums received – $0; $0; $0; $0; $0; $0; $0; $480,737, respectively)	—	—	—	—
Payable for dividend and interest expense on investments sold short	—	—	—	—
Due to broker	—	—	—	—
Accrued expenses and other liabilities	447,415	314,413	350,896	306,408
Total liabilities	134,512,882	145,194,988	138,773,599	102,551,355

1 Includes $140,060,968; $130,404,249; $141,912,805; $90,927,667; $68,970,051; $61,886,413; $4,209,584; $0, respectively of investments in securities on loan, at value.

2 Represents restricted cash of $69,972,906 delivered to broker as initial margin for investments sold short and futures contracts for UBS PACE Alternative Strategies Investments.

3 Includes net upfront payments received by UBS PACE Alternative Strategies Investments of $4,345,279.

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost – $1,669,370,473; $1,425,302,050; $554,656,593; $527,717,208; $1,235,683,469; $362,372,163; $79,644,163; $515,334,970, respectively)[1]	$1,351,085,531	$444,435,533	$72,053,316	$499,375,868
Investment in an affiliated security, at value (cost – $37,469,297; $59,868,056; $95,874,872; $81,173,868; $31,184,519; $49,401,041; $2,269,476; $0, respectively)	31,184,519	49,401,041	2,269,476	—
Repurchase agreements, at value (cost – $21,917,000; $34,840,000; $18,665,000; $23,114,000; $31,168,000; $6,396,000; $1,823,000; $133,369,000, respectively)	31,168,000	6,396,000	1,823,000	133,369,000
Total investments in securities, at value (cost – $1,728,756,770; $1,520,010,106; $669,196,465; $632,005,076; $1,298,035,988; $418,169,204; $83,736,639; $648,703,970, respectively)	$1,413,438,050	$500,232,574	$76,145,792	$632,744,868
Cash	1,008	44,899	90	69,972,906	[2]
Foreign currency, at value (cost – $0; $0; $0; $0; $1,128,654; $2,043,569; $118,791; $2,148,661, respectively)	1,135,280	2,048,408	119,513	2,153,928
Receivable for investments sold	15,146,929	5,050,196	1,145,726	409,697,860
Receivable for shares of beneficial interest sold	1,337,888	282,806	302,375	2,641,932
Receivable for dividends and interest	3,153,371	1,467,789	250,238	807,560
Swap contracts, at value[3]	—	—	—	18,141,888
Due from broker	—	—	—	141,294
Unrealized appreciation on forward foreign currency contracts	344,709	—	—	16,203,225
Receivable for variation margin	81,131	—	—	—
Receivable for foreign tax reclaims	80,287	6,252	1,358	105,211
Other assets	75,184	39,182	24,472	43,925
Total assets	1,434,793,837	509,172,106	77,989,564	1,152,654,597
Liabilities:
Payable for cash collateral from securities loaned	78,903,973	64,730,684	4,279,700	—
Payable for investments purchased	27,299,030	2,385,936	1,327,139	441,424,653
Payable for shares of beneficial interest repurchased	849,360	532,236	106,806	446,035
Payable to affiliates	1,072,126	460,213	41,409	774,599
Payable for foreign withholding taxes	347,647	779,709	44,074	10,360
Payable to custodian	238,769	242,516	6,795	120,735
Unrealized depreciation on forward foreign currency contracts	162,507	—	—	17,426,751
Investments sold short, at value (proceeds – $0; $0; $0; $0; $0; $0; $0; $62,154,150, respectively)	—	—	—	56,049,538
Swap contracts, at value[3]	—	—	—	16,482,488
Payable for variation margin	—	—	—	946,108
Payable for options written, at value (premiums received – $0; $0; $0; $0; $0; $0; $0; $480,737, respectively)	—	—	—	842,171
Payable for dividend and interest expense on investments sold short	—	—	—	109,462
Due to broker	—	—	—	1,156
Accrued expenses and other liabilities	335,531	350,584	74,921	91,253
Total liabilities	109,208,943	69,481,878	5,880,844	534,725,309

UBS PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

January 31, 2008 (unaudited)

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,617,329,649	$1,346,445,594	$538,875,655	$548,009,772
Accumulated undistributed (distributions in excess of) net investment income	8,488,327	565,676	1,303,768	(1,641,354)
Accumulated net realized gain (loss) from investments, futures, options written, short sales, swaps and forward foreign currency contracts and foreign currency transactions	(8,939,639)	37,108,668	(5,697,771)	(10,675,313)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales and forward foreign currency contracts	29,292,764	12,363,950	(24,519,543)	617,848
Net assets	$1,646,171,101	$1,396,483,888	$509,962,109	$536,310,953
Class A:
Net assets	$260,305,498	$78,995,010	$40,481,204	$43,670,705
Shares outstanding	13,828,386	4,550,911	2,677,615	3,214,958
Net asset value per share	$18.82	$17.36	$15.12	$13.58
Maximum offering price per share	$19.92	$18.37	$16.00	$14.37
Class B:
Net assets	$1,317,937	$432,276	$637,580	$209,352
Shares outstanding	69,921	26,459	45,674	16,716
Net asset value and offering price per share	$18.85	$16.34	$13.96	$12.52
Class C:
Net assets	$30,160,258	$6,677,308	$9,685,239	$5,728,809
Shares outstanding	1,604,025	407,709	690,998	454,347
Net asset value and offering price per share	$18.80	$16.38	$14.02	$12.61
Class Y:
Net assets	$40,009,992	$24,781,395	$4,466,160	$6,027,200
Shares outstanding	2,119,005	1,399,980	288,430	430,941
Net asset value, offering price and redemption value per share[1]	$18.88	$17.70	$15.48	$13.99
Class P:
Net assets	$1,314,377,416	$1,285,597,899	$454,691,926	$480,674,887
Shares outstanding	69,840,523	72,979,814	29,570,463	34,628,144
Net asset value, offering price and redemption value per share[1]	$18.82	$17.62	$15.38	$13.88

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,212,110,580	$329,496,633	$83,233,976	$619,686,409
Accumulated undistributed (distributions in excess of) net investment income	(2,954,012)	(493,646)	(984,992)	1,949,368
Accumulated net realized gain (loss) from investments, futures, options written, short sales, swaps and forward foreign currency contracts and foreign currency transactions	849,726	29,257,122	(2,553,932)	1,824,513
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales and forward foreign currency contracts	115,578,600	81,430,119	(7,586,332)	(5,531,002)
Net assets	$1,325,584,894	$439,690,228	$72,108,720	$617,929,288
Class A:
Net assets	$118,284,144	$31,139,108	$7,589,772	$108,253,047
Shares outstanding	6,808,568	1,561,244	873,528	10,098,275
Net asset value per share	$17.37	$19.95	$8.69	$10.72
Maximum offering price per share	$18.38	$21.11	$9.20	$11.34
Class B:
Net assets	$397,822	$446,862	$—	$25,372
Shares outstanding	23,334	23,460	—	2,382
Net asset value and offering price per share	$17.05	$19.05	$—	$10.65
Class C:
Net assets	$7,851,974	$7,401,420	$278,917	$8,061,294
Shares outstanding	461,005	389,285	32,153	758,191
Net asset value and offering price per share	$17.03	$19.01	$8.67	$10.63
Class Y:
Net assets	$57,195,831	$30,984,786	$—	$—
Shares outstanding	3,293,109	1,529,882	—	—
Net asset value, offering price and redemption value per share[1]	$17.37	$20.25	$—	$—
Class P:
Net assets	$1,141,855,123	$369,718,052	$64,240,031	$501,589,575
Shares outstanding	65,856,160	18,333,598	7,379,807	46,651,353
Net asset value, offering price and redemption value per share[1]	$17.34	$20.17	$8.70	$10.75

UBS PACE Select Advisors Trust

Statement of operations

For the six months ended January 31, 2008 (unaudited)

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $2,209; $0; $0; $77; $0, respectively)	$11,583,997	$17,753,793	$11,682,869	$21,011,733
Securities lending income (includes $0; $0; $14,569; $8,018; $0; $12,055; $10,364, respectively, earned from an affiliated entity)	—	—	48,588	15,465
	11,583,997	17,753,793	11,731,457	21,027,198
Expenses:
Investment management and administration fees	823,701	2,159,657	1,328,176	2,531,873
Service fees–Class A	—	123,093	64,816	27,925
Service and distribution fees–Class B	—	6,874	1,504	1,714
Service and distribution fees–Class C	—	100,495	14,711	20,960
Transfer agency and related services fees	991,802	445,691	223,828	499,490
Reports and notices to shareholders	160,406	53,053	30,487	50,876
Professional fees	33,836	64,790	57,967	57,570
Custody and accounting fees	32,948	130,127	92,024	154,193
Federal and state registration fees	21,162	33,826	33,395	36,664
Trustees' fees	8,931	10,569	9,709	10,229
Insurance expense	5,994	9,108	6,691	9,885
Other expenses	5,319	13,321	12,538	13,089
	2,084,099	3,150,604	1,875,846	3,414,468
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(672,039)	(257,210)	(230,401)	(241,891)
Net expenses	1,412,060	2,893,394	1,645,445	3,172,577
Net investment income	10,171,937	14,860,399	10,086,012	17,854,621
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments	42,586	8,347,773	4,596,635	6,648,169
Futures	—	24,897	2,651,349	15,478,544
Options written	—	—	—	(3,663,297)
Short sales	—	(992,255)	(138,320)	(460,754)
Swaps	—	(4,271,289)	—	14,673,583
Forward foreign currency contracts and foreign currency transactions	—	—	716,293	(1,336,844)
Net change in unrealized appreciation/depreciation of: Investments	—	22,563,161	11,589,444	18,986,974
Futures	—	4,072,502	1,677,917	7,067,639
Options written	—	—	—	(1,162,782)
Short sales	—	542,653	(34,202)	(165,602)
Swaps	—	(2,515,844)	—	1,162,868
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	(123,327)	158,734
Net realized and unrealized gains (losses) from investment activities	42,586	27,771,598	20,935,789	57,387,232
Net increase in net assets resulting from operations	$10,214,523	$42,631,997	$31,021,801	$75,241,853

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $2,209; $0; $0; $77; $0, respectively)	$6,813,887	$9,287,854	$4,074,341
Securities lending income (includes $0; $0; $14,569; $8,018; $0; $12,055; $10,364, respectively, earned from an affiliated entity)	—	34,345	20,781
	6,813,887	9,322,199	4,095,122
Expenses:
Investment management and administration fees	940,758	2,454,912	420,291
Service fees–Class A	112,054	144,206	1,041
Service and distribution fees–Class B	1,071	3,188	—
Service and distribution fees–Class C	55,575	25,153	—
Transfer agency and related services fees	100,828	572,464	92,085
Reports and notices to shareholders	20,376	68,958	8,970
Professional fees	47,064	57,068	45,430
Custody and accounting fees	63,848	308,654	31,522
Federal and state registration fees	31,487	32,801	27,528
Trustees' fees	8,328	9,618	7,145
Insurance expense	4,262	8,173	592
Other expenses	10,854	12,245	8,140
	1,396,505	3,697,440	642,744
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(142,380)	(441,705)	(63,803)
Net expenses	1,254,125	3,255,735	578,941
Net investment income	5,559,762	6,066,464	3,516,181
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments	(219,835)	(1,999,450)	(586,384)
Futures	—	1,653,062	—
Options written	—	—	—
Short sales	—	—	—
Swaps	—	—	—
Forward foreign currency contracts and foreign currency transactions	—	11,467,173	(280,857)
Net change in unrealized appreciation/depreciation of: Investments	8,712,073	48,111,350	(1,019,613)
Futures	—	(1,074,409)	—
Options written	—	—	—
Short sales	—	—	—
Swaps	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	2,556,872	(50,236)
Net realized and unrealized gains (losses) from investment activities	8,492,238	60,714,598	(1,937,090)
Net increase in net assets resulting from operations	$14,052,000	$66,781,062	$1,579,091

UBS PACE Select Advisors Trust

Statement of operations (concluded)

For the six months ended January 31, 2008 (unaudited)

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $26; $0; $0, respectively)	$583,610	$683,401	$382,860	$484,660
Dividends (net of foreign witholding taxes of $33,033; $36,650; $6,841; $1,083; $904,540; $546,040; $69,929; $96,833, respectively)	17,849,752	8,509,719	3,914,290	768,839
Securities lending income (includes $120,506; $186,383; $299,584; $442,274; $95,855; $148,158; $12,536; $0, respectively, earned from an affiliated entity)	255,270	299,404	381,984	514,763
	18,688,632	9,492,524	4,679,134	1,768,262
Expenses:
Investment management and administration fees	6,913,353	5,681,099	2,177,084	2,367,110
Service fees–Class A	359,902	105,395	56,835	62,229
Service and distribution fees–Class B	8,059	2,621	4,356	1,361
Service and distribution fees–Class C	171,645	38,056	56,184	33,528
Transfer agency and related service fees	813,786	718,283	667,212	667,157
Custody and accounting fees	345,668	292,917	108,854	118,355
Reports and notices to shareholders	102,116	75,779	57,255	69,155
Professional fees	62,211	62,105	54,464	57,082
Federal and state registration fees	43,012	38,593	31,624	36,362
Insurance expense	25,412	19,390	8,114	7,860
Trustees' fees	16,413	14,522	10,272	10,254
Interest expense	—	—	—	—
Dividend and interest expense for securities sold short	—	—	—	—
Offering expenses	—	—	—	—
Other expenses	21,059	18,343	16,259	16,315
	8,882,636	7,067,103	3,248,513	3,446,768
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(1,180,464)	(330,079)	(16,763)	(37,152)
Net expenses	7,702,172	6,737,024	3,231,750	3,409,616
Net investment income (loss)	10,986,460	2,755,500	1,447,384	(1,641,354)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $58,000; $0; $0, respectively)	25,155,711	62,259,054	9,937,781	4,184,908
Commissions recaptured	122,317	10,059	75,610	168,037
Futures	—	—	—	—
Options written	—	—	—	—
Short sales	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts and foreign currency transactions	—	858	—	—
Net change in unrealized appreciation/depreciation of: Investments	(116,906,191)	(97,715,130)	(75,560,433)	(49,076,233)
Futures	—	—	—	—
Options written	—	—	—	—
Short sales	—	—	—	—
Swaps	—	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net realized and unrealized losses from investment activities	(91,628,163)	(35,445,159)	(65,547,042)	(44,723,288)
Net decrease in net assets resulting from operations	$(80,641,703)	$(32,689,659)	$(64,099,658)	$(46,364,642)

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $26; $0; $0, respectively)	$452,504	$141,888	$40,904	$7,003,989
Dividends (net of foreign witholding taxes of $33,033; $36,650; $6,841; $1,083; $904,540; $546,040; $69,929; $96,833, respectively)	15,135,891	6,270,125	1,029,768	2,256,230
Securities lending income (includes $120,506; $186,383; $299,584; $442,274; $95,855; $148,158; $12,536; $0, respectively, earned from an affiliated entity)	241,694	233,323	17,091	—
	15,830,089	6,645,336	1,087,763	9,260,219
Expenses:
Investment management and administration fees	6,255,322	2,610,207	253,855	3,893,480
Service fees–Class A	164,165	41,404	7,724	99,678
Service and distribution fees–Class B	2,344	2,644	—	118
Service and distribution fees–Class C	44,129	39,742	1,720	24,069
Transfer agency and related service fees	619,966	597,553	70,409	174,869
Custody and accounting fees	713,741	711,982	19,039	265,520
Reports and notices to shareholders	70,555	55,085	7,395	19,637
Professional fees	57,544	55,824	43,358	62,197
Federal and state registration fees	39,454	29,236	17,487	39,578
Insurance expense	19,686	5,885	155	2,665
Trustees' fees	13,281	9,472	6,177	10,246
Interest expense	4,645	5,277	—	—
Dividend and interest expense for securities sold short	—	—	—	926,647
Offering expenses	—	—	83,496	—
Other expenses	25,040	21,280	13,804	20,535
	8,029,872	4,185,591	524,619	5,539,239
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	—	—	(134,393)	(22)
Net expenses	8,029,872	4,185,591	390,226	5,539,217
Net investment income (loss)	7,800,217	2,459,745	697,537	3,721,002
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $58,000; $0; $0, respectively)	44,737,778	42,988,587	(2,446,235)	15,704,260
Commissions recaptured	28,480	—	—	3,576
Futures	(1,377,759)	—	—	(9,721,141)
Options written	—	—	—	2,671,740
Short sales	—	—	—	(5,476,098)
Swaps	—	—	—	6,597,066
Forward foreign currency contracts and foreign currency transactions	809,598	104,615	7,126	(6,327,708)
Net change in unrealized appreciation/depreciation of: Investments	(156,515,223)	(46,098,144)	(3,060,529)	(32,439,574)
Futures	248,965	—	—	67,292
Options written	—	—	—	(1,179,442)
Short sales	—	—	—	6,881,007
Swaps	—	—	—	6,004,679
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(265,295)	(214,290)	7,710	(521,552)
Net realized and unrealized losses from investment activities	(112,333,456)	(3,219,232)	(5,491,928)	(17,735,895)
Net decrease in net assets resulting from operations	$(104,533,239)	$(759,487)	$(4,794,391)	$(14,014,893)

UBS PACE Select Advisors Trust

Statement of changes in net assets

	UBS PACE Money Market Investments		UBS PACE Government Securities Fixed Income Investments		UBS PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007
From operations:
Net investment income	$10,171,937	$18,020,741	$14,860,399	$26,289,534	$10,086,012	$17,053,940
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	42,586	(150)	3,109,126	1,130,006	7,109,664	1,553,178
Forward foreign currency contracts and foreign currency transactions	—	—	—	—	716,293	(204,961)
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	—	—	24,662,472	(2,079,337)	13,233,159	2,576,284
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—	(123,327)	17,322
Net increase in net assets resulting from operations	10,214,523	18,020,591	42,631,997	25,340,203	31,021,801	20,995,763
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(2,114,275)	(4,762,590)	(1,071,403)	(2,130,119)
Net investment income–Class B	—	—	(24,078)	(78,641)	(5,080)	(13,418)
Net investment income–Class C	—	—	(507,023)	(1,108,077)	(70,629)	(152,367)
Net investment income–Class Y	—	—	(364,879)	(495,554)	(28,295)	(51,748)
Net investment income–Class P	(10,171,937)	(18,020,741)	(11,637,247)	(19,557,779)	(8,864,192)	(14,705,551)
Return of capital–Class A	—	—	—	—	—	—
Return of capital–Class B	—	—	—	—	—	—
Return of capital–Class C	—	—	—	—	—	—
Return of capital–Class Y	—	—	—	—	—	—
Return of capital–Class P	—	—	—	—	—	—
	(10,171,937)	(18,020,741)	(14,647,502)	(26,002,641)	(10,039,599)	(17,053,203)
From beneficial interest transactions:
Net proceeds from the sale of shares	372,077,075	424,841,805	98,461,613	175,224,955	64,590,073	127,240,505
Cost of shares repurchased	(267,538,444)	(376,397,873)	(60,724,941)	(128,651,772)	(49,250,501)	(121,672,914)
Proceeds from dividends reinvested	10,007,251	17,545,669	13,748,807	24,028,262	9,582,190	16,013,323
Net increase in net assets from beneficial interest transactions	114,545,882	65,989,601	51,485,479	70,601,445	24,921,762	21,580,914
Redemption fees	—	—	15,334	12,235	10,209	25,868
Contributions to capital from custodian	—	—	—	—	—	—
Net increase in net assets	114,588,468	65,989,451	79,485,308	69,951,242	45,914,173	25,549,342
Net assets:
Beginning of period	408,562,342	342,572,891	610,659,287	540,708,045	438,743,600	413,194,258
End of period	$523,150,810	$408,562,342	$690,144,595	$610,659,287	$484,657,773	$438,743,600
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$308,980	$96,083	$(336,174)	$(382,587)

See accompanying notes to financial statements

	UBS PACE Strategic Fixed Income Investments		UBS PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007
From operations:
Net investment income	$17,854,621	$27,769,395	$5,559,762	$9,133,036
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	32,676,245	(2,336,563)	(219,835)	(776,053)
Forward foreign currency contracts and foreign currency transactions	(1,336,844)	981,645	—	—
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	25,889,097	157,397	8,712,073	(598,450)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	158,734	(654,197)	—	—
Net increase in net assets resulting from operations	75,241,853	25,917,677	14,052,000	7,758,533
Dividends and distributions to shareholders from:
Net investment income–Class A	(488,890)	(882,135)	(1,487,961)	(3,040,905)
Net investment income–Class B	(6,081)	(23,752)	(2,724)	(13,984)
Net investment income–Class C	(107,375)	(210,729)	(209,773)	(434,873)
Net investment income–Class Y	(39,024)	(40,030)	(2,481)	(5,089)
Net investment income–Class P	(17,152,097)	(25,766,422)	(3,858,626)	(5,639,683)
Return of capital–Class A	—	(39,132)	—	—
Return of capital–Class B	—	(822)	—	—
Return of capital–Class C	—	(9,966)	—	—
Return of capital–Class Y	—	(2,179)	—	—
Return of capital–Class P	—	(1,225,471)	—	—
	(17,793,467)	(28,200,638)	(5,561,565)	(9,134,534)
From beneficial interest transactions:
Net proceeds from the sale of shares	129,281,892	248,747,853	58,491,095	86,909,193
Cost of shares repurchased	(78,046,977)	(133,682,533)	(26,798,112)	(51,575,204)
Proceeds from dividends reinvested	17,450,020	27,609,952	4,944,709	7,837,102
Net increase in net assets from beneficial interest transactions	68,684,935	142,675,272	36,637,692	43,171,091
Redemption fees	18,847	21,963	7,660	2,704
Contributions to capital from custodian	23,174	—	—	—
Net increase in net assets	126,175,342	140,414,274	45,135,787	41,797,794
Net assets:
Beginning of period	708,529,925	568,115,651	299,762,938	257,965,144
End of period	$834,705,267	$708,529,925	$344,898,725	$299,762,938
Accumulated undistributed (distributions in excess of) net investment income	$(1,659,000)	$(1,720,154)	$(1,803)	$—

UBS PACE Select Advisors Trust

Statement of changes in net assets (continued)

	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments		UBS PACE Large Co Value Equity Investments
	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007
From operations:
Net investment income	$6,066,464	$12,571,426	$3,516,181	$3,009,461	$10,986,460	$18,682,756
Net realized gains (losses) from: Investments and futures	(346,388)	(5,643,237)	(586,384)	145,934	25,278,028	192,333,754
Forward foreign currency contracts and foreign currency transactions	11,467,173	7,951,524	(280,857)	(100,490)	—	87
Net change in unrealized appreciation/depreciation of: Investments and futures	47,036,941	6,273,746	(1,019,613)	(3,859,684)	(116,906,191)	(6,757,007)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	2,556,872	2,340,307	(50,236)	20,861	—	—
Net increase (decrease) in net assets resulting from operations	66,781,062	23,493,766	1,579,091	(783,918)	(80,641,703)	204,259,590
Dividends and distributions to shareholders from:
Net investment income–Class A	(7,431,583)	(3,145,649)	(26,629)	(36,824)	(1,415,372)	(2,887,155)
Net investment income–Class B	(37,622)	(14,857)	—	—	—	—
Net investment income–Class C	(417,743)	(150,768)	—	—	—	(56,819)
Net investment income–Class Y	(516,873)	(212,495)	—	—	(365,430)	(585,242)
Net investment income–Class P	(32,788,438)	(11,372,307)	(3,491,117)	(2,975,599)	(10,592,086)	(14,521,659)
Net realized gains from investment activities–Class A	—	—	(885)	—	(31,780,291)	(34,160,087)
Net realized gains from investment activities–Class B	—	—	—	—	(167,260)	(491,696)
Net realized gains from investment activities–Class C	—	—	—	—	(3,771,932)	(4,144,721)
Net realized gains from investment activities–Class Y	—	—	—	—	(4,834,393)	(5,024,893)
Net realized gains from investment activities–Class P	—	—	(115,247)	—	(154,419,861)	(132,723,012)
	(41,192,259)	(14,896,076)	(3,633,878)	(3,012,423)	(207,346,625)	(194,595,284)
From beneficial interest transactions:
Net proceeds from the sale of shares	84,189,198	152,571,778	40,638,434	83,690,855	201,390,930	348,850,961
Cost of shares repurchased	(49,348,745)	(97,400,804)	(8,438,541)	(6,417,215)	(149,278,188)	(322,560,606)
Proceeds from dividends reinvested	38,932,262	13,927,142	3,603,550	2,984,685	201,490,794	188,804,160
Net increase in net assets from beneficial interest transactions	73,772,715	69,098,116	35,803,443	80,258,325	253,603,536	215,094,515
Redemption fees	12,019	8,911	5,415	1,676	29,058	18,299
Net increase (decrease) in net assets	99,373,537	77,704,717	33,754,071	76,463,660	(34,355,734)	224,777,120
Net assets:
Beginning of period	566,880,039	489,175,322	87,911,781	11,448,121	1,680,526,835	1,455,749,715
End of period	$666,253,576	$566,880,039	$121,665,852	$87,911,781	$1,646,171,101	$1,680,526,835
Accumulated undistributed (distributions in excess of) net investment income	$(34,383,396)	$742,399	$(103,988)	$(102,423)	$8,488,327	$9,874,755

See accompanying notes to financial statements

	UBS PACE Large Co Growth Equity Investments		UBS PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007
From operations:
Net investment income	$2,755,500	$1,821,509	$1,447,384	$652,609
Net realized gains (losses) from: Investments and futures	62,269,113	126,868,573	10,013,391	55,263,276
Forward foreign currency contracts and foreign currency transactions	858	(1,179)	—	—
Net change in unrealized appreciation/depreciation of: Investments and futures	(97,715,130)	39,294,481	(75,560,433)	23,711,660
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(32,689,659)	167,983,384	(64,099,658)	79,627,545
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(11,759)	—
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(69,854)	(69,862)	(17,009)	—
Net investment income–Class P	(2,467,674)	(2,231,348)	(702,792)	—
Net realized gains from investment activities–Class A	(2,106,176)	—	(4,977,880)	(1,909,067)
Net realized gains from investment activities–Class B	(12,829)	—	(98,245)	(64,279)
Net realized gains from investment activities–Class C	(196,275)	—	(1,303,538)	(519,896)
Net realized gains from investment activities–Class Y	(679,047)	—	(544,442)	(171,355)
Net realized gains from investment activities–Class P	(33,937,523)	—	(53,593,047)	(17,081,765)
	(39,469,378)	(2,301,210)	(61,248,712)	(19,746,362)
From beneficial interest transactions:
Net proceeds from the sale of shares	210,339,685	359,424,717	75,130,642	126,910,887
Cost of shares repurchased	(126,508,852)	(240,594,314)	(50,688,711)	(106,382,984)
Proceeds from dividends reinvested	38,722,149	2,264,287	60,186,207	19,435,972
Net increase in net assets from beneficial interest transactions	122,552,982	121,094,690	84,628,138	39,963,875
Redemption fees	32,035	18,865	14,282	4,718
Net increase (decrease) in net assets	50,425,980	286,795,729	(40,705,950)	99,849,776
Net assets:
Beginning of period	1,346,057,908	1,059,262,179	550,668,059	450,818,283
End of period	$1,396,483,888	$1,346,057,908	$509,962,109	$550,668,059
Accumulated undistributed (distributions in excess of) net investment income	$565,676	$347,704	$1,303,768	$587,944

UBS PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	UBS PACE Small/Medium Co Growth Equity Investments		UBS PACE International Equity Investments		UBS PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007
From operations:
Net investment income (loss)	$(1,641,354)	$(3,195,671)	$7,800,217	$20,659,319	$2,459,745	$4,097,537
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	4,352,945	76,175,005	43,388,499	142,651,404	42,988,587	54,497,962
Forward foreign currency contracts and foreign currency transactions	—	—	809,598	(1,558,001)	104,615	(399,420)
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	(49,076,233)	29,647,759	(156,266,258)	100,565,372	(46,098,144)	88,860,414
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	(265,295)	437,640	(214,290)	(345,807)
Net increase (decrease) in net assets resulting from operations	(46,364,642)	102,627,093	(104,533,239)	262,755,734	(759,487)	146,710,686
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,698,807)	(2,034,810)	(355,396)	(249,613)
Net investment income–Class B	—	—	(1,378)	(3,730)	(1,385)	(620)
Net investment income–Class C	—	—	(44,547)	(76,628)	(37,870)	(17,791)
Net investment income–Class Y	—	—	(1,063,788)	(1,204,817)	(491,601)	(302,392)
Net investment income–Class P	—	—	(19,300,639)	(19,420,316)	(4,491,022)	(3,016,785)
Net realized gains from investment activities–Class A	(7,153,725)	(1,343,996)	(13,559,594)	(10,261,337)	(4,756,491)	(3,130,829)
Net realized gains from investment activities–Class B	(38,611)	(16,697)	(48,077)	(56,608)	(77,205)	(67,462)
Net realized gains from investment activities–Class C	(1,017,570)	(189,623)	(932,772)	(745,315)	(1,209,655)	(809,794)
Net realized gains from investment activities–Class Y	(998,131)	(132,391)	(6,706,296)	(5,026,490)	(5,043,668)	(2,766,836)
Net realized gains from investment activities–Class P	(76,426,562)	(11,193,851)	(128,203,620)	(84,780,704)	(56,782,137)	(37,148,298)
	(85,634,599)	(12,876,558)	(171,559,518)	(123,610,755)	(73,246,430)	(47,510,420)
From beneficial interest transactions:
Net proceeds from the sale of shares	74,339,266	126,178,794	182,978,863	317,221,422	57,022,183	89,829,187
Cost of shares repurchased	(53,685,531)	(105,768,616)	(127,844,963)	(272,647,356)	(59,203,672)	(99,396,200)
Proceeds from dividends reinvested	84,111,142	12,662,240	167,692,068	120,906,709	72,160,109	46,879,964
Net increase in net assets from beneficial interest transactions	104,764,877	33,072,418	222,825,968	165,480,775	69,978,620	37,312,951
Redemption fees	12,250	4,899	26,770	147,428	20,016	4,960
Contributions to capital from investment manager/subadvisor	—	—	—	—	—	—
Net increase (decrease) in net assets	(27,222,114)	122,827,852	(53,240,019)	304,773,182	(4,007,281)	136,518,177
Net assets:
Beginning of period	563,533,067	440,705,215	1,378,824,913	1,074,051,731	443,697,509	307,179,332
End of period	$536,310,953	$563,533,067	$1,325,584,894	$1,378,824,913	$439,690,228	$443,697,509
Accumulated undistributed (distributions in excess of) net investment income	$(1,641,354)	$—	$(2,954,012)	$11,354,930	$(493,646)	$2,423,883

1 Commencement of operations.

See accompanying notes to financial statements

	UBS PACE Global Real Estate Securities Investments		UBS PACE Alternative Strategies Investments
	For the six months ended January 31, 2008 (unaudited)	For the period November 30, 2006[1] through July 31, 2007	For the six months ended January 31, 2008 (unaudited)	For the period April 3, 2006[1] through July 31, 2007
From operations:
Net investment income (loss)	$697,537	$317,023	$3,721,002	$3,243,445
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	(2,446,235)	178,640	9,779,403	6,941,986
Forward foreign currency contracts and foreign currency transactions	7,126	(25,269)	(6,327,708)	638,020
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	(3,060,529)	(4,530,318)	(20,666,038)	16,529,985
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	7,710	(3,195)	(521,552)	(677,285)
Net increase (decrease) in net assets resulting from operations	(4,794,391)	(4,063,119)	(14,014,893)	26,676,151
Dividends and distributions to shareholders from:
Net investment income–Class A	(193,919)	(122)	(518,325)	(113,151)
Net investment income–Class B	—	—	(42)	(46)
Net investment income–Class C	(7,556)	(80)	(22,588)	(1,207)
Net investment income–Class Y	—	(43,000)	—	—
Net investment income–Class P	(1,805,244)	—	(3,317,376)	(826,863)
Net realized gains from investment activities–Class A	(21,919)	—	(1,412,015)	—
Net realized gains from investment activities–Class B	—	—	(432)	—
Net realized gains from investment activities–Class C	(1,147)	—	(83,108)	—
Net realized gains from investment activities–Class Y	—	—	—	—
Net realized gains from investment activities–Class P	(194,759)	—	(7,895,869)	—
	(2,224,544)	(43,202)	(13,249,755)	(941,267)
From beneficial interest transactions:
Net proceeds from the sale of shares	34,883,986	66,645,812	227,349,543	396,179,418
Cost of shares repurchased	(7,291,185)	(13,274,912)	(48,229,950)	(27,573,409)
Proceeds from dividends reinvested	2,211,400	43,202	13,118,387	933,888
Net increase in net assets from beneficial interest transactions	29,804,201	53,414,102	192,237,980	369,539,897
Redemption fees	9,358	6,315	36,767	9,046
Contributions to capital from investment manager/subadvisor	—	—	—	17,248
Net increase (decrease) in net assets	22,794,624	49,314,096	165,010,099	395,301,075
Net assets:
Beginning of period	49,314,096	—	452,919,189	57,618,114
End of period	$72,108,720	$49,314,096	$617,929,288	$452,919,189
Accumulated undistributed (distributions in excess of) net investment income	$(984,992)	$324,190	$1,949,368	$2,086,697

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.022	0.048	0.038	0.018	0.005	0.009
Dividends from net investment income	(0.022)	(0.048)	(0.038)	(0.018)	(0.005)	(0.009)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[1]	2.21%	4.86%	3.89%	1.80%	0.51%	0.96%
Ratios/supplemental data:
Net assets, end of period (000's)	$523,151	$408,562	$342,573	$227,528	$166,067	$123,915
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.60%[2]	0.60%	0.60%	0.60%	0.60%	0.57%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.89%[2]	0.92%	0.99%	0.97%	0.96%	1.13%
Net investment income to average net assets	4.32%[2]	4.75%	3.89%	1.85%	0.51%	0.94%

1  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

2  Annualized.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004[1]	2003
Net asset value, beginning of period	$12.72	$12.71	$13.20	$13.05	$12.81	$13.08
Net investment income	0.29 [2]	0.57 [2]	0.51	0.34	0.26	0.33
Net realized and unrealized gains (losses) from investment activities	0.55	0.00 [3]	(0.31)	0.17	0.34	(0.18)
Net increase from operations	0.84	0.57	0.20	0.51	0.60	0.15
Dividends from net investment income	(0.28)	(0.56)	(0.53)	(0.36)	(0.36)	(0.42)
Distributions from net realized gains from investment activities	—	—	(0.16)	—	—	—
Total dividends and distributions	(0.28)	(0.56)	(0.69)	(0.36)	(0.36)	(0.42)
Net asset value, end of period	$13.28	$12.72	$12.71	$13.20	$13.05	$12.81
Total investment return[4]	6.68%	4.52%	1.61%	3.97%	4.75%	1.13%
Ratios/supplemental data:
Net assets, end of period (000's)	$97,680	$99,378	$114,663	$140,734	$159,227	$190,933
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.07%[5]	1.12%	1.11%	1.08%	1.08%	1.04%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.13%[5]	1.13%	1.17%	1.17%	1.20%	1.20%
Net investment income to average net assets	4.39%[5]	4.40%	3.97%	2.54%	2.08%	2.57%
Portfolio turnover	266%	495%	575%	665%	805%	741%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.05% and 0.04% on Class A and Class B, respectively.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004[1]	2003
Net asset value, beginning of period	$12.73	$12.72	$13.20	$13.05	$12.81	$13.08
Net investment income	0.23 [2]	0.46 [2]	0.40	0.22	0.14	0.23
Net realized and unrealized gains (losses) from investment activities	0.56	0.01	(0.29)	0.19	0.36	(0.18)
Net increase from operations	0.79	0.47	0.11	0.41	0.50	0.05
Dividends from net investment income	(0.23)	(0.46)	(0.43)	(0.26)	(0.26)	(0.32)
Distributions from net realized gains from investment activities	—	—	(0.16)	—	—	—
Total dividends and distributions	(0.23)	(0.46)	(0.59)	(0.26)	(0.26)	(0.32)
Net asset value, end of period	$13.29	$12.73	$12.72	$13.20	$13.05	$12.81
Total investment return[4]	6.26%	3.73%	0.92%	3.17%	3.94%	0.34%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,073	$1,617	$2,776	$4,273	$8,373	$15,056
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.82%[5]	1.87%	1.86%	1.84%	1.84%	1.82%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.91%[5]	1.88%	1.93%	1.93%	1.95%	1.94%
Net investment income to average net assets	3.63%[5]	3.64%	3.20%	1.69%	1.33%	1.79%
Portfolio turnover	266%	495%	575%	665%	805%	741%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004[1]	2003
Net asset value, beginning of period	$12.73	$12.72	$13.21	$13.06	$12.82	$13.09
Net investment income	0.25 [2]	0.50 [2]	0.45	0.27	0.19	0.26
Net realized and unrealized gains (losses) from investment activities	0.56	0.01	(0.32)	0.17	0.34	(0.18)
Net increase from operations	0.81	0.51	0.13	0.44	0.53	0.08
Dividends from net investment income	(0.25)	(0.50)	(0.46)	(0.29)	(0.29)	(0.35)
Distributions from net realized gains from investment activities	—	—	(0.16)	—	—	—
Total dividends and distributions	(0.25)	(0.50)	(0.62)	(0.29)	(0.29)	(0.35)
Net asset value, end of period	$13.29	$12.73	$12.72	$13.21	$13.06	$12.82
Total investment return[4]	6.40%	4.00%	1.09%	3.40%	4.18%	0.59%
Ratios/supplemental data:
Net assets, end of period (000's)	$26,533	$26,449	$30,338	$36,372	$41,707	$50,245
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.57%[5]	1.62%	1.62%	1.62%	1.62%	1.57%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.71%[5]	1.70%	1.75%	1.74%	1.78%	1.77%
Net investment income to average net assets	3.89%[5]	3.90%	3.45%	2.00%	1.54%	2.04%
Portfolio turnover	266%	495%	575%	665%	805%	741%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.05% and 0.04% on Class C and Class Y, respectively.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004[1]	2003
Net asset value, beginning of period	$12.73	$12.72	$13.20	$13.05	$12.80	$13.07
Net investment income	0.31 [2]	0.61 [2]	0.55	0.38	0.29	0.37
Net realized and unrealized gains (losses) from investment activities	0.55	0.00 [3]	(0.30)	0.17	0.36	(0.18)
Net increase from operations	0.86	0.61	0.25	0.55	0.65	0.19
Dividends from net investment income	(0.30)	(0.60)	(0.57)	(0.40)	(0.40)	(0.46)
Distributions from net realized gains from investment activities	—	—	(0.16)	—	—	—
Total dividends and distributions	(0.30)	(0.60)	(0.73)	(0.40)	(0.40)	(0.46)
Net asset value, end of period	$13.29	$12.73	$12.72	$13.20	$13.05	$12.80
Total investment return[4]	6.85%	4.87%	1.97%	4.24%	5.12%	1.46%
Ratios/supplemental data:
Net assets, end of period (000's)	$17,622	$13,658	$8,460	$10,069	$10,441	$16,466
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.76%[5,6]	0.79%	0.81%	0.76%	0.76%	0.72%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.79%[5]	0.79%	0.84%	0.85%	0.88%	0.88%
Net investment income to average net assets	4.70%[5,6]	4.74%	4.27%	2.88%	2.41%	2.89%
Portfolio turnover	266%	495%	575%	665%	805%	741%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004[1]	2003
Net asset value, beginning of period	$12.72	$12.72	$13.20	$13.06	$12.82	$13.09
Net investment income	0.30 [2]	0.60 [2]	0.54	0.37	0.30	0.36
Net realized and unrealized gains (losses) from investment activities	0.56	(0.01)	(0.30)	0.16	0.33	(0.18)
Net increase from operations	0.86	0.59	0.24	0.53	0.63	0.18
Dividends from net investment income	(0.30)	(0.59)	(0.56)	(0.39)	(0.39)	(0.45)
Distributions from net realized gains from investment activities	—	—	(0.16)	—	—	—
Total dividends and distributions	(0.30)	(0.59)	(0.72)	(0.39)	(0.39)	(0.45)
Net asset value, end of period	$13.28	$12.72	$12.72	$13.20	$13.06	$12.82
Total investment return[3]	6.82%	4.71%	1.94%	4.11%	4.97%	1.35%
Ratios/supplemental data:
Net assets, end of period (000s)	$547,237	$469,556	$384,472	$318,339	$252,716	$207,466
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.82%[4]	0.87%	0.87%	0.87%	0.87%	0.83%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.90%[4]	0.91%	0.96%	0.96%	1.00%	0.98%
Net investment income to average net assets	4.64%[4]	4.66%	4.22%	2.82%	2.27%	2.76%
Portfolio turnover	266%	495%	575%	665%	805%	741%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.05% on Class P.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.39	$11.27	$11.44	$11.51	$11.46	$11.13
Net investment income	0.24 [1]	0.43 [1]	0.38 [1]	0.34 [1]	0.29	0.33
Net realized and unrealized gains (losses) from investment activities	0.53	0.12	(0.17)	(0.07)	0.06	0.34
Net increase from operations	0.77	0.55	0.21	0.27	0.35	0.67
Dividends from net investment income	(0.24)	(0.43)	(0.38)	(0.34)	(0.30)	(0.34)
Net asset value, end of period	$11.92	$11.39	$11.27	$11.44	$11.51	$11.46
Total investment return[2]	6.85%	4.96%	1.90%	2.38%	3.08%	6.05%
Ratios/supplemental data:
Net assets, end of period (000's)	$52,489	$51,800	$59,884	$75,331	$90,732	$113,500
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.93%[3]	1.05%	1.06%	1.07%	1.07%	1.03%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.08%[3]	1.08%	1.10%	1.09%	1.13%	1.14%
Net investment income to average net assets	4.17%[3]	3.81%	3.36%	2.93%	2.52%	2.86%
Portfolio turnover	213%	255%	349%	221%	299%	294%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.41	$11.29	$11.46	$11.53	$11.47	$11.15
Net investment income	0.20 [1]	0.34 [1]	0.28 [1]	0.24 [1]	0.21	0.24
Net realized and unrealized gains (losses) from investment activities	0.53	0.13	(0.15)	(0.06)	0.06	0.33
Net increase from operations	0.73	0.47	0.13	0.18	0.27	0.57
Dividends from net investment income	(0.20)	(0.35)	(0.30)	(0.25)	(0.21)	(0.25)
Net asset value, end of period	$11.94	$11.41	$11.29	$11.46	$11.53	$11.47
Total investment return[2]	6.44%	4.18%	1.13%	1.60%	2.37%	5.13%
Ratios/supplemental data:
Net assets, end of period (000's)	$283	$324	$637	$1,458	$4,712	$9,871
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.68%[3]	1.80%	1.80%	1.81%	1.81%	1.79%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.87%[3]	1.84%	1.89%	1.87%	1.85%	1.87%
Net investment income to average net assets	3.41%[3]	3.04%	2.56%	2.15%	1.75%	2.10%
Portfolio turnover	213%	255%	349%	221%	299%	294%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments

(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.40	$11.28	$11.46	$11.53	$11.48	$11.15
Net investment income	0.21 [1]	0.38 [1]	0.32 [1]	0.28 [1]	0.24	0.27
Net realized and unrealized gains (losses) from investment activities	0.53	0.11	(0.17)	(0.06)	0.05	0.34
Net increase from operations	0.74	0.49	0.15	0.22	0.29	0.61
Dividends from net investment income	(0.21)	(0.37)	(0.33)	(0.29)	(0.24)	(0.28)
Net asset value, end of period	$11.93	$11.40	$11.28	$11.46	$11.53	$11.48
Total investment return[2]	6.66%	4.43%	1.30%	1.87%	2.56%	5.49%
Ratios/supplemental data:
Net assets, end of period (000's)	$4,252	$4,116	$5,301	$7,684	$9,583	$12,281
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.43%[3]	1.55%	1.55%	1.56%	1.56%	1.53%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.59%[3]	1.57%	1.59%	1.59%	1.61%	1.63%
Net investment income to average net assets	3.67%[3]	3.31%	2.86%	2.44%	2.03%	2.37%
Portfolio turnover	213%	255%	349%	221%	299%	294%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.39	$11.28	$11.45	$11.52	$11.47	$11.14
Net investment income	0.26 [1]	0.47 [1]	0.41 [1]	0.37 [1]	0.34	0.36
Net realized and unrealized gains (losses) from investment activities	0.53	0.10	(0.17)	(0.07)	0.04	0.34
Net increase from operations	0.79	0.57	0.24	0.30	0.38	0.70
Dividends from net investment income	(0.26)	(0.46)	(0.41)	(0.37)	(0.33)	(0.37)
Net asset value, end of period	$11.92	$11.39	$11.28	$11.45	$11.52	$11.47
Total investment return[2]	7.07%	5.17%	2.17%	2.66%	3.34%	6.32%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,328	$1,249	$1,074	$1,108	$1,246	$1,730
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3]	0.80%[4]	0.80%	0.81%	0.81%	0.77%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.76%[3]	0.80%	0.83%	0.86%	0.87%	0.89%
Net investment income to average net assets	4.41%[3]	4.07%[4]	3.63%	3.20%	2.79%	3.15%
Portfolio turnover	213%	255%	349%	221%	299%	294%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.39	$11.28	$11.45	$11.52	$11.47	$11.14
Net investment income	0.26 [1]	0.46 [1]	0.41 [1]	0.37 [1]	0.33	0.36
Net realized and unrealized gains (losses) from investment activities	0.53	0.11	(0.17)	(0.07)	0.05	0.34
Net increase from operations	0.79	0.57	0.24	0.30	0.38	0.70
Dividends from net investment income	(0.26)	(0.46)	(0.41)	(0.37)	(0.33)	(0.37)
Net asset value, end of period	$11.92	$11.39	$11.28	$11.45	$11.52	$11.47
Total investment return[2]	7.07%	5.17%	2.17%	2.66%	3.36%	6.34%
Ratios/supplemental data:
Net assets, end of period (000s)	$426,306	$381,254	$346,298	$313,031	$261,390	$210,860
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3]	0.80%[4]	0.80%	0.80%	0.80%	0.77%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.77%[3]	0.80%	0.81%	0.82%	0.84%	0.87%
Net investment income to average net assets	4.42%[3]	4.07%[4]	3.64%	3.22%	2.81%	3.10%
Portfolio turnover	213%	255%	349%	221%	299%	294%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004[1]	2003
Net asset value, beginning of period	$13.25	$13.26	$13.89	$13.88	$13.44	$13.16
Net investment income[2]	0.30	0.56	0.60	0.45	0.36	0.57
Net realized and unrealized gains (losses) from investment activities	1.03	0.00 [3]	(0.59)	0.35	0.44	0.25
Net increase (decrease) from operations	1.33	0.56	0.01	0.80	0.80	0.82
Dividends from net investment income	(0.30)	(0.55)	(0.62)	(0.46)	(0.36)	(0.54)
Distributions from net realized gains from investment activities	—	—	—	(0.33)	—	—
Return of capital	—	(0.02)	(0.02)	—	—	—
Total dividends, distributions and returns of capital	(0.30)	(0.57)	(0.64)	(0.79)	(0.36)	(0.54)
Net asset value, end of period	$14.28	$13.25	$13.26	$13.89	$13.88	$13.44
Total investment return[4]	10.07%	4.32%	0.06%	5.88%	6.00%	6.22%
Ratios/supplemental data:
Net assets, end of period (000's)	$24,050	$21,711	$20,735	$23,269	$24,587	$26,814
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.06%[5]	1.15%[6]	1.20%[6]	1.23%[6]	1.21%	1.21%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.12%[5]	1.15%	1.20%	1.23%	1.25%	1.25	%5
Net investment income to average net assets	4.40%[5]	4.17%[6]	4.46%[6]	3.20%[6]	2.56%	4.13%
Portfolio turnover	145%	188%	196%	147%	185%	357%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16% and 0.15% on Class A and Class B, respectively.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

7  For the year ended July 31, 2007, UBS Global Asset Management (Americas) Inc. reimbursed a portion of its ordinary operating expenses. The ratios net and before waivers and/or expense reimbursements are the same since the reimbursement represents less than 0.01%.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004[1]	2003
Net asset value, beginning of period	$13.25	$13.26	$13.88	$13.88	$13.44	$13.15
Net investment income[2]	0.24	0.44	0.48	0.33	0.25	0.48
Net realized and unrealized gains (losses) from investment activities	1.04	0.01	(0.56)	0.36	0.45	0.25
Net increase (decrease) from operations	1.28	0.45	(0.08)	0.69	0.70	0.73
Dividends from net investment income	(0.25)	(0.44)	(0.52)	(0.36)	(0.26)	(0.44)
Distributions from net realized gains from investment activities	—	—	—	(0.33)	—	—
Return of capital	—	(0.02)	(0.02)	—	—	—
Total dividends, distributions and returns of capital	(0.25)	(0.46)	(0.54)	(0.69)	(0.26)	(0.44)
Net asset value, end of period	$14.28	$13.25	$13.26	$13.88	$13.88	$13.44
Total investment return[4]	9.56%	3.55%	(0.68)%	5.06%	5.22%	5.52%
Ratios/supplemental data:
Net assets, end of period (000's)	$233	$456	$1,098	$2,175	$5,190	$11,227
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.81%[5]	1.93%[7]	1.93%	1.94%	1.94%	1.93%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.03%[5]	1.93%[7]	1.98%	1.96%	1.95%	1.95%
Net investment income to average net assets	3.61%[5]	3.36%	3.64%	2.45%	1.83%	3.49%
Portfolio turnover	145%	188%	196%	147%	185%	357%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004[1]	2003
Net asset value, beginning of period	$13.26	$13.26	$13.89	$13.88	$13.44	$13.16
Net investment income[2]	0.27	0.50	0.54	0.38	0.29	0.50
Net realized and unrealized gains (losses) from investment activities	1.02	0.00 [3]	(0.60)	0.35	0.44	0.25
Net increase (decrease) from operations	1.29	0.50	(0.06)	0.73	0.73	0.75
Dividends from net investment income	(0.27)	(0.48)	(0.55)	(0.39)	(0.29)	(0.47)
Distributions from net realized gains from investment activities	—	—	—	(0.33)	—	—
Return of capital	—	(0.02)	(0.02)	—	—	—
Total dividends, distributions and returns of capital	(0.27)	(0.50)	(0.57)	(0.72)	(0.29)	(0.47)
Net asset value, end of period	$14.28	$13.26	$13.26	$13.89	$13.88	$13.44
Total investment return[4]	9.71%	3.87%	(0.43)%	5.38%	5.49%	5.69%
Ratios/supplemental data:
Net assets, end of period (000's)	$5,732	$5,531	$6,280	$8,082	$8,960	$10,827
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.56%[5]	1.63%	1.68%[6]	1.70%[6]	1.70%	1.70%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.61%[5]	1.63%	1.68%	1.70%	1.71%	1.72%
Net investment income to average net assets	3.89%[5]	3.69%	3.97%[6]	2.73%[6]	2.08%	3.67%
Portfolio turnover	145%	188%	196%	147%	185%	357%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16% and 0.16% on Class C and Class Y, respectively.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004[1]	2003
Net asset value, beginning of period	$13.25	$13.26	$13.88	$13.87	$13.43	$13.16
Net investment income[2]	0.32	0.61	0.65	0.51	0.40	0.61
Net realized and unrealized gains (losses) from investment activities	1.02	(0.01)	(0.59)	0.34	0.44	0.23
Net increase (decrease) from operations	1.34	0.60	0.06	0.85	0.84	0.84
Dividends from net investment income	(0.32)	(0.59)	(0.66)	(0.51)	(0.40)	(0.57)
Distributions from net realized gains from investment activities	—	—	—	(0.33)	—	—
Return of capital	—	(0.02)	(0.02)	—	—	—
Total dividends, distributions and returns of capital	(0.32)	(0.61)	(0.68)	(0.84)	(0.40)	(0.57)
Net asset value, end of period	$14.27	$13.25	$13.26	$13.88	$13.87	$13.43
Total investment return[4]	10.17%	4.76%	0.41%	6.25%	6.27%	6.39%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,244	$1,208	$716	$959	$527	$551
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.76%[5]	0.79%	0.85%	0.89%[6]	0.96%[6]	0.98%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.76%[5]	0.79%	0.85%	0.89%	0.96%	0.98%
Net investment income to average net assets	4.70%[5]	4.55%	4.79%	3.58%[6]	2.81%[6]	4.19%
Portfolio turnover	145%	188%	196%	147%	185%	357%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004[1]	2003
Net asset value, beginning of period	$13.25	$13.26	$13.88	$13.88	$13.44	$13.16
Net investment income[2]	0.32	0.59	0.64	0.49	0.42	0.61
Net realized and unrealized gains (losses) from investment activities	1.02	0.00 [3]	(0.59)	0.34	0.42	0.25
Net increase from operations	1.34	0.59	0.05	0.83	0.84	0.86
Dividends from net investment income	(0.32)	(0.58)	(0.65)	(0.50)	(0.40)	(0.58)
Distributions from net realized gains from investment activities	—	—	—	(0.33)	—	—
Return of capital	—	(0.02)	(0.02)	—	—	—
Total dividends, distributions and returns of capital	(0.32)	(0.60)	(0.67)	(0.83)	(0.40)	(0.58)
Net asset value, end of period	$14.27	$13.25	$13.26	$13.88	$13.88	$13.44
Total investment return[4]	10.14%	4.63%	0.34%	6.13%	6.31%	6.54%
Ratios/supplemental data:
Net assets, end of period (000s)	$802,446	$679,623	$539,286	$429,250	$347,091	$252,219
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.81%[5]	0.93%[6]	0.93%	0.93%	0.93%	0.90%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.87%[5]	0.93%	0.98%	0.98%	0.99%	1.00%
Net investment income to average net assets	4.64%[5]	4.40%[6]	4.77%	3.51%	2.85%	4.44%
Portfolio turnover	145%	188%	196%	147%	185%	357%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.17% on Class P.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.22	$12.27	$12.49	$12.56	$12.56	$12.70
Net investment income	0.20 [1]	0.40 [1]	0.39 [1]	0.40 [1]	0.39	0.45
Net realized and unrealized gains (losses) from investment activities	0.33	(0.05)	(0.22)	(0.07)	0.00 [2]	(0.14)
Net increase from operations	0.53	0.35	0.17	0.33	0.39	0.31
Dividends from net investment income	(0.21)	(0.40)	(0.39)	(0.40)	(0.39)	(0.45)
Net asset value, end of period	$12.54	$12.22	$12.27	$12.49	$12.56	$12.56
Total investment return[3]	4.35%	2.84%	1.42%	2.61%	3.09%	2.42%
Ratios/supplemental data:
Net assets, end of period (000's)	$94,243	$90,219	$99,169	$115,286	$131,888	$153,966
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.93%[4]	1.01%	0.99%	0.96%	0.96%	0.93%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.00%[4]	1.02%	1.04%	1.03%	1.08%	1.06%
Net investment income to average net assets	3.34%[4]	3.21%	3.19%	3.12%	3.03%	3.49%
Portfolio turnover	13%	48%	27%	35%	46%	42%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.23	$12.27	$12.49	$12.56	$12.56	$12.70
Net investment income	0.16 [1]	0.30 [1]	0.29 [1]	0.30 [1]	0.30	0.35
Net realized and unrealized gains (losses) from investment activities	0.32	(0.04)	(0.21)	(0.07)	(0.01)	(0.14)
Net increase from operations	0.48	0.26	0.08	0.23	0.29	0.21
Dividends from net investment income	(0.16)	(0.30)	(0.30)	(0.30)	(0.29)	(0.35)
Net asset value, end of period	$12.55	$12.23	$12.27	$12.49	$12.56	$12.56
Total investment return[3]	3.95%	2.10%	0.65%	1.82%	2.31%	1.65%
Ratios/supplemental data:
Net assets, end of period (000's)	$160	$259	$985	$2,665	$4,861	$7,870
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.68%[4]	1.76%	1.74%	1.71%	1.71%	1.68%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.82%[4]	1.78%	1.80%	1.79%	1.83%	1.80%
Net investment income to average net assets	2.56%[4]	2.44%	2.43%	2.37%	2.28%	2.75%
Portfolio turnover	13%	48%	27%	35%	46%	42%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.22	$12.27	$12.49	$12.56	$12.56	$12.70
Net investment income	0.18 [1]	0.33 [1]	0.33 [1]	0.33 [1]	0.32	0.38
Net realized and unrealized gains (losses) from investment activities	0.32	(0.05)	(0.22)	(0.07)	0.00 [2]	(0.14)
Net increase from operations	0.50	0.28	0.11	0.26	0.32	0.24
Dividends from net investment income	(0.18)	(0.33)	(0.33)	(0.33)	(0.32)	(0.38)
Net asset value, end of period	$12.54	$12.22	$12.27	$12.49	$12.56	$12.56
Total investment return[3]	4.09%	2.32%	0.91%	2.07%	2.56%	1.88%
Ratios/supplemental data:
Net assets, end of period (000's)	$14,782	$14,777	$17,315	$21,291	$25,191	$28,882
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.43%[4]	1.51%	1.50%	1.48%	1.48%	1.45%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.51%[4]	1.53%	1.55%	1.55%	1.59%	1.56%
Net investment income to average net assets	2.84%[4]	2.71%	2.68%	2.61%	2.51%	2.96%
Portfolio turnover	13%	48%	27%	35%	46%	42%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.23	$12.28	$12.49	$12.56	$12.56	$12.70
Net investment income	0.22 [1]	0.43 [1]	0.43 [1]	0.42 [1]	0.41	0.48
Net realized and unrealized gains (losses) from investment activities	0.32	(0.05)	(0.22)	(0.07)	0.00 [2]	(0.14)
Net increase from operations	0.54	0.38	0.21	0.35	0.41	0.34
Dividends from net investment income	(0.22)	(0.43)	(0.42)	(0.42)	(0.41)	(0.48)
Net asset value, end of period	$12.55	$12.23	$12.28	$12.49	$12.56	$12.56
Total investment return[3]	4.47%	3.09%	1.75%	2.83%	3.29%	2.65%
Ratios/supplemental data:
Net assets, end of period (000's)	$140	$137	$176	$186	$200	$194
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%[4]	0.76%	0.75%	0.74%	0.74%	0.69%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.80%[4]	0.83%	0.84%	0.85%	0.90%	0.85%
Net investment income to average net assets	3.59%[4]	3.46%	3.44%	3.35%	3.26%	3.73%
Portfolio turnover	13%	48%	27%	35%	46%	42%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.22	$12.27	$12.49	$12.56	$12.56	$12.70
Net investment income	0.22 [1]	0.43 [1]	0.42 [1]	0.42 [1]	0.41	0.47
Net realized and unrealized gains (losses) from investment activities	0.32	(0.05)	(0.22)	(0.07)	0.00 [2]	(0.14)
Net increase from operations	0.54	0.38	0.20	0.35	0.41	0.33
Dividends from net investment income	(0.22)	(0.43)	(0.42)	(0.42)	(0.41)	(0.47)
Net asset value, end of period	$12.54	$12.22	$12.27	$12.49	$12.56	$12.56
Total investment return[3]	4.48%	3.10%	1.66%	2.81%	3.29%	2.64%
Ratios/supplemental data:
Net assets, end of period (000s)	$235,573	$194,370	$140,320	$111,908	$94,445	$69,938
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%[4]	0.76%	0.76%	0.76%	0.76%	0.72%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.78%[4]	0.81%	0.84%	0.82%	0.88%	0.84%
Net investment income to average net assets	3.59%[4]	3.47%	3.43%	3.33%	3.24%	3.69%
Portfolio turnover	13%	48%	27%	35%	46%	42%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2008[1]	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.38	$11.20	$11.76	$11.74	$11.78	$10.91
Net investment income[2]	0.10	0.25	0.25	0.24	0.22	0.27
Net realized and unrealized gains (losses) from investment activities	1.14	0.23	(0.06)	0.52	0.70	0.92
Net increase from operations	1.24	0.48	0.19	0.76	0.92	1.19
Dividends from net investment income	(0.77)	(0.30)	(0.57)	(0.72)	(0.96)	(0.32)
Distributions from net realized gains from investment activities	—	—	(0.18)	(0.02)	—	—
Total dividends and distributions	(0.77)	(0.30)	(0.75)	(0.74)	(0.96)	(0.32)
Net asset value, end of period	$11.85	$11.38	$11.20	$11.76	$11.74	$11.78
Total investment return[3]	11.30%	4.36%	1.86%	6.33%	7.76%	11.01%
Ratios/supplemental data:
Net assets, end of period (000's)	$117,720	$111,910	$124,045	$144,325	$159,669	$176,124
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.25%[4]	1.37%	1.37%	1.37%[5]	1.36%	1.33%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.35%[4]	1.37%	1.40%	1.41%[5]	1.45%	1.45%
Net investment income to average net assets	1.77%[4]	2.23%	2.25%	1.98%	1.83%	2.32%
Portfolio turnover	46%	111%	175%	260%	244%	274%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the investment advisory function of this Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2008[1]	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.40	$11.22	$11.78	$11.76	$11.80	$10.93
Net investment income[2]	0.06	0.16	0.17	0.15	0.13	0.18
Net realized and unrealized gains (losses) from investment activities	1.15	0.24	(0.06)	0.52	0.70	0.92
Net increase from operations	1.21	0.40	0.11	0.67	0.83	1.10
Dividends from net investment income	(0.73)	(0.22)	(0.49)	(0.63)	(0.87)	(0.23)
Distributions from net realized gains from investment activities	—	—	(0.18)	(0.02)	—	—
Total dividends and distributions	(0.73)	(0.22)	(0.67)	(0.65)	(0.87)	(0.23)
Net asset value, end of period	$11.88	$11.40	$11.22	$11.78	$11.76	$11.80
Total investment return[3]	10.95%	3.57%	1.08%	5.52%	6.94%	10.16%
Ratios/supplemental data:
Net assets, end of period (000's)	$717	$723	$878	$1,450	$1,907	$2,233
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	2.00%[4]	2.13%	2.12%	2.12%[5]	2.11%	2.09%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.12%[4]	2.13%	2.16%	2.17%[5]	2.21%	2.21%
Net investment income to average net assets	1.03%[4]	1.47%	1.50%	1.22%	1.08%	1.56%
Portfolio turnover	46%	111%	175%	260%	244%	274%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2008[1]	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.38	$11.20	$11.76	$11.74	$11.78	$10.91
Net investment income[2]	0.08	0.20	0.20	0.18	0.16	0.21
Net realized and unrealized gains (losses) from investment activities	1.13	0.23	(0.06)	0.53	0.70	0.92
Net increase from operations	1.21	0.43	0.14	0.71	0.86	1.13
Dividends from net investment income	(0.74)	(0.25)	(0.52)	(0.67)	(0.90)	(0.26)
Distributions from net realized gains from investment activities	—	—	(0.18)	(0.02)	—	—
Total dividends and distributions	(0.74)	(0.25)	(0.70)	(0.69)	(0.90)	(0.26)
Net asset value, end of period	$11.85	$11.38	$11.20	$11.76	$11.74	$11.78
Total investment return[3]	11.02%	3.86%	1.35%	5.82%	7.24%	10.43%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,984	$6,347	$7,499	$8,736	$8,754	$9,633
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.75%[4]	1.85%	1.87%	1.86%[5]	1.85%	1.83%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.83%[4]	1.85%	1.89%	1.92%[5]	1.93%	1.97%
Net investment income to average net assets	1.27%[4]	1.74%	1.75%	1.50%	1.34%	1.84%
Portfolio turnover	46%	111%	175%	260%	244%	274%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the investment advisory function of this Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2008[1]	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.36	$11.19	$11.75	$11.73	$11.78	$10.91
Net investment income[2]	0.12	0.29	0.29	0.28	0.26	0.30
Net realized and unrealized gains (losses) from investment activities	1.15	0.22	(0.06)	0.52	0.69	0.92
Net increase from operations	1.27	0.51	0.23	0.80	0.95	1.22
Dividends from net investment income	(0.79)	(0.34)	(0.61)	(0.76)	(1.00)	(0.35)
Distributions from net realized gains from investment activities	—	—	(0.18)	(0.02)	—	—
Total dividends and distributions	(0.79)	(0.34)	(0.79)	(0.78)	(1.00)	(0.35)
Net asset value, end of period	$11.84	$11.36	$11.19	$11.75	$11.73	$11.78
Total investment return[3]	11.60%	4.67%	2.21%	6.67%	8.01%	11.34%
Ratios/supplemental data:
Net assets, end of period (000's)	$8,375	$7,113	$7,077	$9,285	$9,673	$12,429
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.91%[4]	1.03%[6]	1.05%[6]	1.06%[5,6]	1.05%	1.04%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.97%[4]	1.03%	1.05%	1.06%[5]	1.08%	1.09%
Net investment income to average net assets	2.11%[4]	2.58%[6]	2.57%[6]	2.30%[6]	2.14%	2.61%
Portfolio turnover	46%	111%	175%	260%	244%	274%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2008[1]	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.38	$11.20	$11.76	$11.74	$11.78	$10.91
Net investment income[2]	0.12	0.28	0.28	0.27	0.25	0.30
Net realized and unrealized gains (losses) from investment activities	1.14	0.23	(0.06)	0.52	0.70	0.92
Net increase from operations	1.26	0.51	0.22	0.79	0.95	1.22
Dividends from net investment income	(0.79)	(0.33)	(0.60)	(0.75)	(0.99)	(0.35)
Distributions from net realized gains from investment activities	—	—	(0.18)	(0.02)	—	—
Total dividends and distributions	(0.79)	(0.33)	(0.78)	(0.77)	(0.99)	(0.35)
Net asset value, end of period	$11.85	$11.38	$11.20	$11.76	$11.74	$11.78
Total investment return[3]	11.44%	4.62%	2.11%	6.58%	8.02%	11.31%
Ratios/supplemental data:
Net assets, end of period (000s)	$532,457	$440,787	$349,676	$274,572	$203,450	$139,300
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.00%[4]	1.13%	1.13%	1.14%[4]	1.13%	1.07%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.16%[4]	1.22%	1.27%	1.29%[4]	1.32%	1.30%
Net investment income to average net assets	2.02%[4]	2.49%	2.49%	2.25%	2.07%	2.57%
Portfolio turnover	46%	111%	175%	260%	244%	274%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the investment advisory function of this Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A			Class Y
	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the period ended July 31, 2006[1]	For the period ended July 24, 2006[2,3]
Net asset value, beginning of period	$9.60	$9.81	$9.95	$10.00
Net investment income[5]	0.31	0.60	0.11	0.17
Net realized and unrealized losses from investment activities	(0.13)	(0.23)	(0.10)	(0.22)
Net increase (decrease) from operations	0.18	0.37	0.01	(0.05)
Dividends from net investment income	(0.31)	(0.58)	(0.15)	(0.14)
Distributions from net realized gains from investment activities	(0.01)	—	—	—
Total dividends and distributions	(0.32)	(0.58)	(0.15)	(0.14)
Net asset value, end of period	$9.46	$9.60	$9.81	$9.81
Total investment return[6]	1.96%	3.66%	0.15%	(0.45)%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,012	$741	$345	$—
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.35%[7]	1.35%	1.35%[7]	1.10%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.45%[7]	1.96%	7.56%[7]	2.32%[7]
Net investment income to average net assets	6.43%[7]	5.96%	6.04%[7]	5.94%[7]
Portfolio turnover	12%	26%	39%	39%

1  For the period May 1, 2006 (commencement of issuance) through July 31, 2006.

2  For the period April 3, 2006 (commencement of issuance) through July 24, 2006.

3  At July 25, 2006 there were no shares outstanding.

4  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

5  Calculated using the average shares method.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

See accompanying notes to financial statements

	Class P
	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the period ended July 31, 2006[4]
Net asset value, beginning of period	$9.61	$9.81	$9.95
Net investment income[5]	0.32	0.62	0.14
Net realized and unrealized losses from investment activities	(0.13)	(0.22)	(0.09)
Net increase (decrease) from operations	0.19	0.40	0.05
Dividends from net investment income	(0.32)	(0.60)	(0.19)
Distributions from net realized gains from investment activities	(0.01)	—	—
Total dividends and distributions	(0.33)	(0.60)	(0.19)
Net asset value, end of period	$9.47	$9.61	$9.81
Total investment return[6]	1.97%	3.96%	0.56%
Ratios/supplemental data:
Net assets, end of period (000's)	$120,654	$87,171	$11,103
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.10%[7]	1.10%	1.10%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.22%[7]	1.72%	8.16%[7]
Net investment income to average net assets	6.69%[7]	6.24%	6.34%[7]
Portfolio turnover	12%	26%	39%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$22.41	$22.35	$20.64	$17.56	$15.39	$14.83
Net investment income	0.12 [1]	0.23 [1]	0.22 [1]	0.22 [1]	0.18	0.15
Net realized and unrealized gains (losses) from investment activities	(1.06)	2.80	2.16	3.06	2.13	0.55
Net increase (decrease) from operations	(0.94)	3.03	2.38	3.28	2.31	0.70
Dividends from net investment income	(0.11)	(0.23)	(0.20)	(0.20)	(0.14)	(0.14)
Distributions from net realized gains from investment activities	(2.54)	(2.74)	(0.47)	—	—	—
Total dividends and distributions	(2.65)	(2.97)	(0.67)	(0.20)	(0.14)	(0.14)
Net asset value, end of period	$18.82	$22.41	$22.35	$20.64	$17.56	$15.39
Total investment return[2]	(4.62)%	13.94%	11.77%	18.78%	15.06%	4.82%
Ratios/supplemental data:
Net assets, end of period (000's)	$260,305	$291,942	$292,632	$306,916	$305,359	$296,936
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.08%[3]	1.08%	1.14%[4]	1.15%[4]	1.21%	1.21%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.22%[3]	1.21%	1.27%	1.27%	1.31%	1.33%
Net investment income to average net assets	1.08%[3]	0.99%	1.03%[4]	1.16%[4]	0.98%	1.01%
Portfolio turnover	66%	105%	95%	74%	73%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$22.43	$22.34	$20.62	$17.50	$15.34	$14.75
Net investment income	0.01 [1]	0.04 [1]	0.03 [1]	0.07 [1]	0.02	0.02
Net realized and unrealized gains (losses) from investment activities	(1.05)	2.79	2.16	3.05	2.14	0.57
Net increase (decrease) from operations	(1.04)	2.83	2.19	3.12	2.16	0.59
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	(2.54)	(2.74)	(0.47)	—	—	—
Total dividends and distributions	(2.54)	(2.74)	(0.47)	—	—	—
Net asset value, end of period	$18.85	$22.43	$22.34	$20.62	$17.50	$15.34
Total investment return[2]	(5.16)%	13.00%	10.77%	17.83%	14.08%	4.00%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,318	$1,872	$5,289	$8,554	$23,273	$58,523
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.02%[3]	1.98%	2.00%	2.02%[4]	2.04%[4]	2.01%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.21%[3]	2.11%	2.13%	2.13%	2.14%	2.13%
Net investment income to average net assets	0.13%[3]	0.18%	0.16%	0.36%[4]	0.16%[4]	0.21%
Portfolio turnover	66%	105%	95%	74%	73%	72%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$22.36	$22.29	$20.58	$17.50	$15.34	$14.75
Net investment income	0.03 [1]	0.05 [1]	0.05 [1]	0.07 [1]	0.03	0.03
Net realized and unrealized gains (losses) from investment activities	(1.05)	2.80	2.15	3.05	2.14	0.57
Net increase (decrease) from operations	(1.02)	2.85	2.20	3.12	2.17	0.60
Dividends from net investment income	—	(0.04)	(0.02)	(0.04)	(0.01)	(0.01)
Distributions from net realized gains from investment activities	(2.54)	(2.74)	(0.47)	—	—	—
Total dividends and distributions	(2.54)	(2.78)	(0.49)	(0.04)	(0.01)	(0.01)
Net asset value, end of period	$18.80	$22.36	$22.29	$20.58	$17.50	$15.34
Total investment return[2]	(5.03)%	13.11%	10.86%	17.87%	14.14%	4.04%
Ratios/supplemental data:
Net assets, end of period (000's)	$30,160	$35,110	$36,374	$40,113	$41,701	$46,437
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.87%[3]	1.86%	1.93%[4]	1.94%[4]	2.00%[4]	2.00%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.01%[3]	2.00%	2.06%	2.06%	2.10%	2.12%
Net investment income to average net assets	0.29%[3]	0.21%	0.24%[4]	0.38%[4]	0.19%[4]	0.22%
Portfolio turnover	66%	105%	95%	74%	73%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$22.51	$22.45	$20.70	$17.60	$15.41	$14.85
Net investment income	0.16 [1]	0.30 [1]	0.30 [1]	0.28 [1]	0.24	0.20
Net realized and unrealized gains (losses) from investment activities	(1.06)	2.82	2.17	3.07	2.14	0.55
Net increase (decrease) from operations	(0.90)	3.12	2.47	3.35	2.38	0.75
Dividends from net investment income	(0.19)	(0.32)	(0.25)	(0.25)	(0.19)	(0.19)
Distributions from net realized gains from investment activities	(2.54)	(2.74)	(0.47)	—	—	—
Total dividends and distributions	(2.73)	(3.06)	(0.72)	(0.25)	(0.19)	(0.19)
Net asset value, end of period	$18.88	$22.51	$22.45	$20.70	$17.60	$15.41
Total investment return[2]	(4.53)%	14.36%	12.20%	19.17%	15.49%	5.19%
Ratios/supplemental data:
Net assets, end of period (000's)	$40,010	$45,177	$43,234	$42,046	$37,336	$36,448
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.74%[3]	0.74%	0.77%	0.83%[4]	0.85%[4]	0.87%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.88%[3]	0.88%	0.90%	0.95%	0.95%	0.97%
Net investment income to average net assets	1.42%[3]	1.32%	1.40%	1.48%[4]	1.33%[4]	1.35%
Portfolio turnover	66%	105%	95%	74%	73%	72%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$22.44	$22.38	$20.66	$17.58	$15.40	$14.84
Net investment income	0.15 [1]	0.28 [1]	0.28 [1]	0.26 [1]	0.19	0.17
Net realized and unrealized gains (losses) from investment activities	(1.06)	2.82	2.16	3.07	2.18	0.57
Net increase (decrease) from operations	(0.91)	3.10	2.44	3.33	2.37	0.74
Dividends from net investment income	(0.17)	(0.30)	(0.25)	(0.25)	(0.19)	(0.18)
Distributions from net realized gains from investment activities	(2.54)	(2.74)	(0.47)	—	—	—
Total dividends and distributions	(2.71)	(3.04)	(0.72)	(0.25)	(0.19)	(0.18)
Net asset value, end of period	$18.82	$22.44	$22.38	$20.66	$17.58	$15.40
Total investment return[2]	(4.53)%	14.26%	12.07%	19.03%	15.40%	5.09%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,314,377	$1,306,425	$1,078,221	$837,901	$598,934	$400,188
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.83%[3]	0.83%	0.86%	0.91%[4]	0.96%	0.97%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.97%[3]	0.96%	0.99%	1.03%	1.06%	1.07%
Net investment income to average net assets	1.33%[3]	1.23%	1.30%	1.38%[4]	1.21%	1.24%
Portfolio turnover	66%	105%	95%	74%	73%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2008[1]	For the years ended July 31,
	(unaudited)	2007[2]	2006	2005	2004	2003[3]
Net asset value, beginning of period	$18.18	$15.75	$15.83	$13.50	$12.78	$11.49
Net investment income (loss)[4]	0.01	(0.02)	(0.03)	(0.02)	(0.07)	(0.05)
Net realized and unrealized gains (losses) from investment activities	(0.35)	2.45	(0.05)	2.35	0.79	1.34
Net increase (decrease) from operations	(0.34)	2.43	(0.08)	2.33	0.72	1.29
Distributions from net realized gains from investment activities	(0.48)	—	—	—	—	—
Net asset value, end of period	$17.36	$18.18	$15.75	$15.83	$13.50	$12.78
Total investment return[5]	(2.05)%	15.43%	(0.51)%	17.26%	5.63%	11.23%
Ratios/supplemental data:
Net assets, end of period (000's)	$78,995	$80,334	$82,201	$95,264	$98,710	$109,326
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.19%[6]	1.20%	1.23%	1.28%[7]	1.30%[7]	1.25%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.24%[6]	1.25%	1.28%	1.32%	1.36%	1.40%
Net investment income (loss) to average net assets	0.10%[6]	(0.10)%	(0.18)%	(0.11)%[7]	(0.48)%[7]	(0.46)%
Portfolio turnover	68%	95%	64%	79%	82%	107%

1  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continue to provide a portion of the investment advisory function.

3  A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

4  Calculated using the average shares method.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2008[1]	For the years ended July 31,
	(unaudited)	2007[2]	2006	2005	2004	2003[3]
Net asset value, beginning of period	$17.22	$15.05	$15.25	$13.12	$12.53	$11.36
Net investment income (loss)[4]	(0.07)	(0.15)	(0.16)	(0.13)	(0.18)	(0.15)
Net realized and unrealized gains (losses) from investment activities	(0.33)	2.32	(0.04)	2.26	0.77	1.32
Net increase (decrease) from operations	(0.40)	2.17	(0.20)	2.13	0.59	1.17
Distributions from net realized gains from investment activities	(0.48)	—	—	—	—	—
Net asset value, end of period	$16.34	$17.22	$15.05	$15.25	$13.12	$12.53
Total investment return[5]	(2.52)%	14.42%	(1.31)%	16.24%	4.71%	10.30%
Ratios/supplemental data:
Net assets, end of period (000's)	$432	$643	$1,450	$3,185	$6,038	$10,503
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[6]	2.05%	2.10%	2.16%	2.16%	2.09%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.30%[6]	2.24%	2.27%	2.27%	2.27%	2.31%
Net investment income (loss) to average net assets	(0.77)%[6]	(0.90)%	(1.09)%	(0.98)%	(1.35)%	(1.29)%
Portfolio turnover	68%	95%	64%	79%	82%	107%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2008[1]	For the years ended July 31,
	(unaudited)	2007[2]	2006	2005	2004	2003[3]
Net asset value, beginning of period	$17.26	$15.08	$15.27	$13.14	$12.54	$11.36
Net investment income (loss)[4]	(0.07)	(0.16)	(0.16)	(0.13)	(0.17)	(0.14)
Net realized and unrealized gains (losses) from investment activities	(0.33)	2.34	(0.03)	2.26	0.77	1.32
Net increase (decrease) from operations	(0.40)	2.18	(0.19)	2.13	0.60	1.18
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	(0.48)	—	—	—	—	—
Total dividends and distributions	(0.48)	—	—	—	—	—
Net asset value, end of period	$16.38	$17.26	$15.08	$15.27	$13.14	$12.54
Total investment return[5]	(2.51)%	14.46%	(1.24)%	16.21%	4.78%	10.39%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,677	$7,488	$7,586	$9,944	$11,152	$12,598
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[6,7]	2.05%[7]	2.07%[7]	2.11%[7]	2.11%	2.05%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.09%[6]	2.09%	2.12%	2.15%	2.19%	2.24%
Net investment income (loss) to average net assets	(0.75)%[6,7]	(0.95)%[7]	(1.03)%[7]	(0.94)%[7]	(1.29)%	(1.26)%
Portfolio turnover	68%	95%	64%	79%	82%	107%

1  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continue to provide a portion of the investment advisory function.

3  A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

4  Calculated using the average shares method.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2008[1]	For the years ended July 31,
	(unaudited)	2007[2]	2006	2005	2004	2003[3]
Net asset value, beginning of period	$18.54	$16.05	$16.09	$13.67	$12.88	$11.54
Net investment income (loss)[4]	0.05	0.05	0.03	0.04	(0.01)	(0.01)
Net realized and unrealized gains (losses) from investment activities	(0.36)	2.49	(0.04)	2.38	0.80	1.35
Net increase (decrease) from operations	(0.31)	2.54	(0.01)	2.42	0.79	1.34
Dividends from net investment income	(0.05)	(0.05)	(0.03)	—	—	—
Distributions from net realized gains from investment activities	(0.48)	—	—	—	—	—
Total dividends and distributions	(0.53)	(0.05)	(0.03)	—	—	—
Net asset value, end of period	$17.70	$18.54	$16.05	$16.09	$13.67	$12.88
Total investment return[5]	(1.93)%	15.90%	(0.10)%	17.70%	6.13%	11.61%
Ratios/supplemental data:
Net assets, end of period (000's)	$24,781	$26,125	$22,668	$25,014	$22,647	$23,829
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.80%[6]	0.82%	0.85%[7]	0.85%	0.89%	0.90%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.85%[6]	0.86%	0.89%	0.90%	0.93%	0.98%
Net investment income (loss) to average net assets	0.49%[6]	0.27%	0.20%[7]	0.30%	(0.07)%	(0.11)%
Portfolio turnover	68%	95%	64%	79%	82%	107%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2008[1]	For the years ended July 31,
	(unaudited)	2007[2]	2006	2005	2004	2003[3]
Net asset value, beginning of period	$18.45	$15.97	$16.02	$13.62	$12.85	$11.53
Net investment income (loss)[4]	0.04	0.03	0.02	0.03	(0.02)	(0.03)
Net realized and unrealized gains (losses) from investment activities	(0.35)	2.49	(0.05)	2.37	0.79	1.35
Net increase (decrease) from operations	(0.31)	2.52	(0.03)	2.40	0.77	1.32
Dividends from net investment income	(0.04)	(0.04)	(0.02)	—	—	—
Distributions from net realized gains from investment activities	(0.48)	—	—	—	—	—
Total dividends and distributions	(0.52)	(0.04)	(0.02)	—	—	—
Net asset value, end of period	$17.62	$18.45	$15.97	$16.02	$13.62	$12.85
Total investment return[5]	(1.90)%	15.76%	(0.20)%	17.62%	5.99%	11.45%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,285,598	$1,231,468	$945,358	$780,687	$546,373	$389,805
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.90%[6]	0.91%	0.95%[7]	0.97%[7]	1.00%	1.01%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.95%[6]	0.95%	1.00%	1.01%	1.05%	1.10%
Net investment income (loss) to average net assets	0.40%[6]	0.17%	0.12%[7]	0.18%[7]	(0.18)%	(0.22)%
Portfolio turnover	68%	95%	64%	79%	82%	107%

1  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continue to provide a portion of the investment advisory function.

3  A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

4  Calculated using the average shares method.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006[1]	2005	2004	2003
Net asset value, beginning of period	$19.29	$17.07	$21.80	$19.63	$16.49	$16.10
Net investment income (loss)[2]	0.04	0.01	(0.03)	(0.05)	(0.07)	(0.04)
Net realized and unrealized gains (losses) from investment activities	(2.14)	2.97	(0.82)	4.27	3.21	1.57
Net increase (decrease) from operations	(2.10)	2.98	(0.85)	4.22	3.14	1.53
Dividends from net investment income	(0.00)[3]	—	—	—	—	—
Distributions from net realized gains from investment activities	(2.07)	(0.76)	(3.88)	(2.05)	—	(1.14)
Total dividends and distributions	(2.07)	(0.76)	(3.88)	(2.05)	—	(1.14)
Net asset value, end of period	$15.12	$19.29	$17.07	$21.80	$19.63	$16.49
Total investment return[4]	(11.27)%	17.70%	(4.10)%	22.35%	19.04%	10.88%
Ratios/supplemental data:
Net assets, end of period (000's)	$40,481	$47,845	$45,583	$55,299	$50,786	$44,758
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.28%[5]	1.27%	1.30%	1.33%[6]	1.36%[6]	1.36%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.28%[5]	1.27%	1.30%	1.33%	1.36%	1.40%
Net investment income (loss) to average net assets	0.43%[5]	0.05%	(0.16)%	(0.27)%[6]	(0.38)%[6]	(0.27)%
Portfolio turnover	21%	59%	81%	55%	36%	32%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount of dividend paid represents less then $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006[1]	2005	2004	2003
Net asset value, beginning of period	$18.06	$16.15	$21.00	$19.12	$16.19	$15.95
Net investment income (loss)[2]	(0.04)	(0.14)	(0.18)	(0.21)	(0.21)	(0.16)
Net realized and unrealized gains (losses) from investment activities	(1.99)	2.81	(0.79)	4.14	3.14	1.54
Net increase (decrease) from operations	(2.03)	2.67	(0.97)	3.93	2.93	1.38
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	(2.07)	(0.76)	(3.88)	(2.05)	—	(1.14)
Total dividends and distributions	(2.07)	(0.76)	(3.88)	(2.05)	—	(1.14)
Net asset value, end of period	$13.96	$18.06	$16.15	$21.00	$19.12	$16.19
Total investment return[4]	(11.68)%	16.77%	(4.93)%	21.38%	18.10%	10.00%
Ratios/supplemental data:
Net assets, end of period (000's)	$638	$1,006	$1,859	$4,373	$6,683	$10,877
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.16%[5]	2.13%	2.14%[6]	2.14%[6]	2.16%[6]	2.17%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.20%[5]	2.13%	2.14%	2.14%	2.16%	2.20%
Net investment income (loss) to average net assets	(0.49)%[5]	(0.80)%	(0.97)%[6]	(1.09)%[6]	(1.19)%[6]	(1.08)%
Portfolio turnover	21%	59%	81%	55%	36%	32%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006[1]	2005	2004	2003
Net asset value, beginning of period	$18.12	$16.19	$21.03	$19.13	$16.19	$15.95
Net investment income (loss)[2]	(0.03)	(0.13)	(0.17)	(0.20)	(0.21)	(0.15)
Net realized and unrealized gains (losses) from investment activities	(2.00)	2.82	(0.79)	4.15	3.15	1.53
Net increase (decrease) from operations	(2.03)	2.69	(0.96)	3.95	2.94	1.38
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	(2.07)	(0.76)	(3.88)	(2.05)	—	(1.14)
Total dividends and distributions	(2.07)	(0.76)	(3.88)	(2.05)	—	(1.14)
Net asset value, end of period	$14.02	$18.12	$16.19	$21.03	$19.13	$16.19
Total investment return[3]	(11.63)%	16.85%	(4.86)%	21.48%	18.16%	10.00%
Ratios/supplemental data:
Net assets, end of period (000's)	$9,685	$11,964	$11,552	$14,515	$13,548	$12,759
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[4]	2.04%	2.08%	2.08%[5]	2.13%[5]	2.16%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.05%[4]	2.04%	2.08%	2.08%	2.13%	2.19%
Net investment income (loss) to average net assets	(0.34)%[4]	(0.71)%	(0.93)%	(1.03)%[5]	(1.15)%[5]	(1.07)%
Portfolio turnover	21%	59%	81%	55%	36%	32%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006[1]	2005	2004	2003
Net asset value, beginning of period	$19.73	$17.39	$22.07	$19.78	$16.56	$16.13
Net investment income (loss)[2]	0.07	0.07	0.03	0.02	(0.01)	(0.01)
Net realized and unrealized gains (losses) from investment activities	(2.19)	3.03	(0.83)	4.32	3.23	1.58
Net increase (decrease) from operations	(2.12)	3.10	(0.80)	4.34	3.22	1.57
Dividends from net investment income	(0.06)	—	—	—	—	—
Distributions from net realized gains from investment activities	(2.07)	(0.76)	(3.88)	(2.05)	—	(1.14)
Total dividends and distributions	(2.13)	(0.76)	(3.88)	(2.05)	—	(1.14)
Net asset value, end of period	$15.48	$19.73	$17.39	$22.07	$19.78	$16.56
Total investment return[3]	(11.12)%	18.07%	(3.78)%	22.82%	19.44%	11.12%
Ratios/supplemental data:
Net assets, end of period (000's)	$4,466	$5,980	$4,311	$4,994	$3,754	$1,813
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.93%[4]	0.94%	0.97%	0.98%[5]	1.04%[5]	1.14%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.93%[4]	0.94%	0.97%	0.98%	1.04%	1.16%
Net investment income (loss) to average net assets	0.77%[4]	0.37%	0.17%	0.08%[5]	(0.05)%[5]	(0.05)%
Portfolio turnover	21%	59%	81%	55%	36%	32%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$19.60	$17.31	$22.02	$19.78	$16.58	$16.14
Net investment income (loss)[2]	0.05	0.03	(0.00)[3]	(0.02)	(0.03)	(0.00)[3]
Net realized and unrealized gains (losses) from investment activities	(2.17)	3.02	(0.83)	4.31	3.23	1.58
Net increase (decrease) from operations	(2.12)	3.05	(0.83)	4.29	3.20	1.58
Dividends from net investment income	(0.03)	—	—	—	—	—
Distributions from net realized gains from investment activities	(2.07)	(0.76)	(3.88)	(2.05)	—	(1.14)
Total dividends and distributions	(2.10)	(0.76)	(3.88)	(2.05)	—	(1.14)
Net asset value, end of period	$15.38	$19.60	$17.31	$22.02	$19.78	$16.58
Total investment return[4]	(11.23)%	17.86%	(3.95)%	22.55%	19.30%	11.18%
Ratios/supplemental data:
Net assets, end of period (000s)	$454,692	$483,873	$387,514	$366,083	$277,254	$204,028
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.16%[5]	1.16%[6]	1.16%	1.16%	1.16%	1.11%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.17%[5]	1.16%	1.18%	1.17%	1.20%	1.25%
Net investment income (loss) to average net assets	0.56%[5]	0.16%[6]	(0.03)%	(0.10)%	(0.17)%	(0.01)%
Portfolio turnover	21%	59%	81%	55%	36%	32%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount of loss represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007[1]	2006[2]	2005	2004	2003
Net asset value, beginning of period	$17.30	$14.45	$17.52	$14.08	$13.08	$10.84
Net investment loss[3]	(0.06)	(0.12)	(0.12)	(0.14)	(0.13)	(0.10)
Net realized and unrealized gains (losses) from investment activities	(1.06)	3.40	(0.58)	3.64	1.13	2.34
Net increase (decrease) from operations	(1.12)	3.28	(0.70)	3.50	1.00	2.24
Distributions from net realized gains from investment activities	(2.60)	(0.43)	(2.37)	(0.06)	—	—
Net asset value, end of period	$13.58	$17.30	$14.45	$17.52	$14.08	$13.08
Total investment return[4]	(7.86)%	23.00%	(4.22)%	24.91%	7.65%	20.66%
Ratios/supplemental data:
Net assets, end of period (000's)	$43,671	$49,562	$48,824	$60,328	$60,239	$63,435
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.29%[5]	1.30%	1.32%	1.33%[6]	1.37%[6]	1.38%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.29%[5]	1.30%	1.32%	1.33%	1.37%	1.41%
Net investment loss to average net assets	(0.69)%[5]	(0.77)%	(0.78)%	(0.92)%[6]	(0.88)%[6]	(0.87)%
Portfolio turnover	56%	109%	134%	60%	85%	50%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007[1]	2006[2]	2005	2004	2003
Net asset value, beginning of period	$16.22	$13.68	$16.86	$13.68	$12.82	$10.71
Net investment loss[3]	(0.12)	(0.23)	(0.24)	(0.28)	(0.24)	(0.19)
Net realized and unrealized gains (losses) from investment activities	(0.98)	3.20	(0.57)	3.52	1.10	2.30
Net increase (decrease) from operations	(1.10)	2.97	(0.81)	3.24	0.86	2.11
Distributions from net realized gains from investment activities	(2.60)	(0.43)	(2.37)	(0.06)	—	—
Net asset value, end of period	$12.52	$16.22	$13.68	$16.86	$13.68	$12.82
Total investment return[4]	(8.27)%	22.02%	(5.13)%	23.73%	6.71%	19.70%
Ratios/supplemental data:
Net assets, end of period (000's)	$209	$310	$696	$1,915	$2,836	$5,334
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%[5]	2.13%	2.19%	2.27%	2.23%	2.24%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.42%[5]	2.30%	2.27%	2.28%	2.24%	2.30%
Net investment loss to average net assets	(1.53)%[5]	(1.58)%	(1.62)%	(1.85)%	(1.74)%	(1.72)%
Portfolio turnover	56%	109%	134%	60%	85%	50%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007[1]	2006[2]	2005	2004	2003
Net asset value, beginning of period	$16.30	$13.74	$16.90	$13.70	$12.83	$10.71
Net investment loss[3]	(0.12)	(0.24)	(0.24)	(0.26)	(0.24)	(0.18)
Net realized and unrealized gains (losses) from investment activities	(0.97)	3.23	(0.55)	3.52	1.11	2.30
Net increase (decrease) from operations	(1.09)	2.99	(0.79)	3.26	0.87	2.12
Distributions from net realized gains from investment activities	(2.60)	(0.43)	(2.37)	(0.06)	—	—
Net asset value, end of period	$12.61	$16.30	$13.74	$16.90	$13.70	$12.83
Total investment return[4]	(8.22)%	22.14%	(4.98)%	23.84%	6.78%	19.79%
Ratios/supplemental data:
Net assets, end of period (000's)	$5,729	$6,712	$6,709	$8,337	$8,850	$9,459
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.07%[5]	2.08%	2.11%	2.15%[6]	2.16%[6]	2.18%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.07%[5]	2.08%	2.11%	2.15%	2.16%	2.22%
Net investment loss to average net assets	(1.47)%[5]	(1.55)%	(1.56)%	(1.74)%[6]	(1.68)%[6]	(1.67)%
Portfolio turnover	56%	109%	134%	60%	85%	50%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007[1]	2006[2]	2005	2004	2003
Net asset value, beginning of period	$17.71	$14.72	$17.74	$14.21	$13.15	$10.87
Net investment loss[3]	(0.03)	(0.07)	(0.07)	(0.09)	(0.07)	(0.08)
Net realized and unrealized gains (losses) from investment activities	(1.09)	3.49	(0.58)	3.68	1.13	2.36
Net increase (decrease) from operations	(1.12)	3.42	(0.65)	3.59	1.06	2.28
Distributions from net realized gains from investment activities	(2.60)	(0.43)	(2.37)	(0.06)	—	—
Net asset value, end of period	$13.99	$17.71	$14.72	$17.74	$14.21	$13.15
Total investment return[4]	(7.66)%	23.54%	(3.86)%	25.32%	8.06%	20.97%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,027	$6,022	$4,279	$4,057	$2,980	$1,372
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.91%[5]	0.93%	0.95%	0.96%	0.97%[6]	1.22%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.91%[5]	0.93%	0.95%	0.96%	0.97%	1.16%
Net investment loss to average net assets	(0.32)%[5]	(0.41)%	(0.41)%	(0.55)%	(0.50)%[6]	(0.69)%[6]
Portfolio turnover	56%	109%	134%	60%	85%	50%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007[1]	2006[2]	2005	2004	2003
Net asset value, beginning of period	$17.61	$14.67	$17.72	$14.22	$13.18	$10.88
Net investment loss[3]	(0.05)	(0.10)	(0.10)	(0.11)	(0.10)	(0.06)
Net realized and unrealized gains (losses) from investment activities	(1.08)	3.47	(0.58)	3.67	1.14	2.36
Net increase (decrease) from operations	(1.13)	3.37	(0.68)	3.56	1.04	2.30
Distributions from net realized gains from investment activities	(2.60)	(0.43)	(2.37)	(0.06)	—	—
Net asset value, end of period	$13.88	$17.61	$14.67	$17.72	$14.22	$13.18
Total investment return[4]	(7.77)%	23.28%	(4.05)%	25.08%	7.89%	21.14%
Ratios/supplemental data:
Net assets, end of period (000s)	$480,675	$500,929	$380,197	$356,839	$262,516	$216,911
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.13%[5]	1.13%	1.13%	1.13%	1.13%	1.09%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.14%[5]	1.16%	1.18%	1.18%	1.17%	1.22%
Net investment loss to average net assets	(0.53)%[5]	(0.60)%	(0.59)%	(0.72)%	(0.65)%	(0.57)%
Portfolio turnover	56%	109%	134%	60%	85%	50%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005[1]	2004[1]	2003
Net asset value, beginning of period	$21.27	$19.03	$15.46	$12.96	$10.37	$10.08
Net investment income (loss)	0.09 [2]	0.29 [2]	0.30 [2]	0.21 [2]	0.04 [2]	0.09
Net realized and unrealized gains (losses) from investment activities	(1.47)	4.09	3.50	2.35	2.60	0.21
Net increase (decrease) from operations	(1.38)	4.38	3.80	2.56	2.64	0.30
Dividends from net investment income	(0.28)	(0.35)	(0.23)	(0.06)	(0.05)	(0.01)
Distributions from net realized gains from investment activities	(2.24)	(1.79)	—	—	—	—
Total dividends and distributions	(2.52)	(2.14)	(0.23)	(0.06)	(0.05)	(0.01)
Net asset value, end of period	$17.37	$21.27	$19.03	$15.46	$12.96	$10.37
Total investment return[4]	(7.33)%	24.14%	24.77%	19.78%	25.47%	2.95%
Ratios/supplemental data:
Net assets, end of period (000's)	$118,284	$130,966	$111,153	$97,046	$92,590	$90,630
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.36%[5]	1.38%	1.47%[6]	1.55%[6]	1.59%[6]	1.58%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.36%[5]	1.38%	1.47%	1.55%	1.59%	1.62%
Net investment income (loss) to average net assets	0.87%[5]	1.42%	1.73%[6]	1.45%[6]	0.33%[6]	0.92%
Portfolio turnover	30%	61%	52%	39%	117%	88%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount of loss represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investments return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005[1]	2004[1]	2003
Net asset value, beginning of period	$20.80	$18.60	$15.07	$12.71	$10.23	$10.05
Net investment income (loss)	(0.00)[2,3]	0.07 [2]	0.12 [2]	0.05 [2]	(0.09)[2]	(0.03)
Net realized and unrealized gains (losses) from investment activities	(1.45)	4.04	3.43	2.31	2.57	0.21
Net increase (decrease) from operations	(1.45)	4.11	3.55	2.36	2.48	0.18
Dividends from net investment income	(0.06)	(0.12)	(0.02)	—	—	—
Distributions from net realized gains from investment activities	(2.24)	(1.79)	—	—	—	—
Total dividends and distributions	(2.30)	(1.91)	(0.02)	—	—	—
Net asset value, end of period	$17.05	$20.80	$18.60	$15.07	$12.71	$10.23
Total investment return[4]	(7.75)%	23.03%	23.60%	18.57%	24.24%	1.79%
Ratios/supplemental data:
Net assets, end of period (000's)	$398	$489	$740	$831	$976	$1,235
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.25%[5]	2.27%	2.45%[6]	2.55%[6]	2.63%	2.58%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.25%[5]	2.27%	2.45%	2.55%	2.64%	2.65%
Net investment income (loss) to average net assets	(0.01)%[5]	0.37%	0.73%[6]	0.39%[6]	(0.73)%	(0.18)%
Portfolio turnover	30%	61%	52%	39%	117%	88%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005[1]	2004[1]	2003
Net asset value, beginning of period	$20.81	$18.65	$15.16	$12.76	$10.25	$10.04
Net investment income (loss)	0.01 [2]	0.12 [2]	0.14 [2]	0.09 [2]	(0.06)[2]	0.00 [3]
Net realized and unrealized gains (losses) from investment activities	(1.44)	4.01	3.44	2.31	2.57	0.21
Net increase (decrease) from operations	(1.43)	4.13	3.58	2.40	2.51	0.21
Dividends from net investment income	(0.11)	(0.18)	(0.09)	—	—	—
Distributions from net realized gains from investment activities	(2.24)	(1.79)	—	—	—	—
Total dividends and distributions	(2.35)	(1.97)	(0.09)	—	—	—
Net asset value, end of period	$17.03	$20.81	$18.65	$15.16	$12.76	$10.25
Total investment return[4]	(7.70)%	23.13%	23.68%	18.81%	24.49%	2.09%
Ratios/supplemental data:
Net assets, end of period (000's)	$7,852	$8,856	$8,168	$8,099	$7,576	$7,598
Expenses to average net assets net of fee waivers and/or expense reimbursements by and recoupments to manager	2.17%[5]	2.18%	2.32%[6]	2.35%[6]	2.44%[6]	2.41%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.17%[5]	2.18%	2.32%	2.35%	2.44%	2.48%
Net investment income (loss) to average net assets	0.06%[5]	0.60%	0.84%[6]	0.64%[6]	(0.53)%[6]	0.05%
Portfolio turnover	30%	61%	52%	39%	117%	88%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005[1]	2004[1]	2003
Net asset value, beginning of period	$21.30	$19.06	$15.49	$12.98	$10.37	$10.09
Net investment income (loss)	0.13 [2]	0.36 [2]	0.38 [2]	0.28 [2]	0.10 [2]	0.13
Net realized and unrealized gains (losses) from investment activities	(1.46)	4.10	3.49	2.36	2.60	0.19
Net increase (decrease) from operations	(1.33)	4.46	3.87	2.64	2.70	0.32
Dividends from net investment income	(0.36)	(0.43)	(0.30)	(0.13)	(0.09)	(0.04)
Distributions from net realized gains from investment activities	(2.24)	(1.79)	—	—	—	—
Total dividends and distributions	(2.60)	(2.22)	(0.30)	(0.13)	(0.09)	(0.04)
Net asset value, end of period	$17.37	$21.30	$19.06	$15.49	$12.98	$10.37
Total investment return[4]	(7.12)%	24.55%	25.25%	20.35%	26.12%	3.24%
Ratios/supplemental data:
Net assets, end of period (000's)	$57,196	$65,377	$53,388	$45,107	$39,474	$33,813
Expenses to average net assets net of fee waivers and/or expense reimbursements by and recoupments to manager	1.01%[5]	1.02%	1.06%	1.11%	1.15%	1.21%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.01%[5]	1.02%	1.06%	1.11%	1.15%	1.19%
Net investment income (loss) to average net assets	1.22%[5]	1.78%	2.14%	1.93%	0.80%	1.25%[6]
Portfolio turnover	30%	61%	52%	39%	117%	88%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005[1]	2004[1]	2003
Net asset value, beginning of period	$21.27	$19.03	$15.46	$12.96	$10.36	$10.08
Net investment income	0.12 [2]	0.35 [2]	0.37 [2]	0.27 [2]	0.09 [2]	0.11
Net realized and unrealized gains (losses) from investment activities	(1.47)	4.09	3.48	2.34	2.59	0.20
Net increase (decrease) from operations	(1.35)	4.44	3.85	2.61	2.68	0.31
Dividends from net investment income	(0.34)	(0.41)	(0.28)	(0.11)	(0.08)	(0.03)
Distributions from net realized gains from investment activities	(2.24)	(1.79)	—	—	—	—
Total dividends and distributions	(2.58)	(2.20)	(0.28)	(0.11)	(0.08)	(0.03)
Net asset value, end of period	$17.34	$21.27	$19.03	$15.46	$12.96	$10.36
Total investment return[3]	(7.21)%	24.48%	25.17%	20.16%	25.93%	3.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$1,141,855	$1,173,137	$900,603	$625,091	$425,956	$250,224
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.10%[4]	1.12%	1.17%	1.24%[5]	1.30%	1.35%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.10%[4]	1.12%	1.17%	1.24%	1.30%	1.31%
Net investment income to average net assets	1.12%[4]	1.70%	2.09%	1.83%[5]	0.73%	1.21%[5]
Portfolio turnover	30%	61%	52%	39%	117%	88%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005[1]	2004	2003[1]
Net asset value, beginning of period	$23.61	$18.30	$15.13	$10.55	$8.88	$7.74
Net investment income (loss)[2]	0.11	0.21	0.21	0.15	0.02	0.07
Net realized and unrealized gains from investment activities	0.14	8.02	3.10	4.43	1.65	1.07
Net increase from operations	0.25	8.23	3.31	4.58	1.67	1.14
Dividends from net investment income	(0.27)	(0.22)	(0.14)	(0.00)[3]	—	—
Distributions from net realized gains from investment activities	(3.64)	(2.70)	—	—	—	—
Total dividends and distributions	(3.91)	(2.92)	(0.14)	(0.00)[3]	—	—
Net asset value, end of period	$19.95	$23.61	$18.30	$15.13	$10.55	$8.88
Total investment return[4]	(0.15)%	49.16%	21.97%	43.42%	18.81%	14.73%
Ratios/supplemental data:
Net assets, end of period (000's)	$31,139	$31,216	$21,651	$16,691	$11,965	$9,810
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.84%[5]	1.89%	1.97%[6]	2.09%[6]	2.13%[6]	2.18%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.84%[5]	1.89%	1.97%	2.09%	2.13%	2.36%
Net investment income (loss) to average net assets	0.95%[5]	1.05%	1.20%[6]	1.13%[6]	0.20%[6]	0.91%
Portfolio turnover	26%	54%	84%	119%	128%	214%

1  Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount of dividend paid represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005[1]	2004	2003[1]
Net asset value, beginning of period	$22.61	$17.60	$14.55	$10.25	$8.70	$7.66
Net investment income (loss)[2]	0.02	0.04	0.05	0.01	(0.09)	(0.04)
Net realized and unrealized gains from investment activities	0.13	7.69	3.00	4.29	1.64	1.08
Net increase from operations	0.15	7.73	3.05	4.30	1.55	1.04
Dividends from net investment income	(0.07)	(0.02)	—	—	—	—
Distributions from net realized gains from investment activities	(3.64)	(2.70)	—	—	—	—
Total dividends and distributions	(3.71)	(2.72)	—	—	—	—
Net asset value, end of period	$19.05	$22.61	$17.60	$14.55	$10.25	$8.70
Total investment return[4]	(0.59)%	47.95%	20.96%	41.95%	17.82%	13.58%
Ratios/supplemental data:
Net assets, end of period (000's)	$447	$535	$522	$690	$857	$2,235
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.65%[5]	2.69%	2.86%[6]	3.02%[6]	3.03%[6]	2.91%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.65%[5]	2.69%	2.86%	3.02%	3.03%	3.18%
Net investment income (loss) to average net assets	0.19%[5]	0.20%	0.29%[6]	0.11%[6]	(0.90)%[6]	(0.51)%
Portfolio turnover	26%	54%	84%	119%	128%	214%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments

(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005[1]	2004	2003[1]
Net asset value, beginning of period	$22.61	$17.62	$14.58	$10.25	$8.69	$7.66
Net investment income (loss)[2]	0.02	0.06	0.07	0.04	(0.07)	(0.01)
Net realized and unrealized gains from investment activities	0.13	7.69	3.00	4.29	1.63	1.04
Net increase from operations	0.15	7.75	3.07	4.33	1.56	1.03
Dividends from net investment income	(0.11)	(0.06)	(0.03)	—	—	—
Distributions from net realized gains from investment activities	(3.64)	(2.70)	—	—	—	—
Total dividends and distributions	(3.75)	(2.76)	(0.03)	—	—	—
Net asset value, end of period	$19.01	$22.61	$17.62	$14.58	$10.25	$8.69
Total investment return[3]	(0.52)%	48.03%	21.06%	42.24%	17.95%	13.45%
Ratios/supplemental data:
Net assets, end of period (000's)	$7,401	$7,461	$5,484	$4,625	$3,768	$3,752
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.59%[4]	2.64%	2.78%[5]	2.86%[5]	2.91%[5]	2.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.59%[4]	2.64%	2.78%	2.86%	2.91%	3.15%
Net investment income (loss) to average net assets	0.21%[4]	0.30%	0.40%[5]	0.35%[5]	(0.64)%[5]	(0.17)%
Portfolio turnover	26%	54%	84%	119%	128%	214%

1  Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005[1]	2004	2003[1]
Net asset value, beginning of period	$23.95	$18.53	$15.30	$10.66	$8.94	$7.77
Net investment income (loss)[2]	0.16	0.30	0.30	0.23	0.09	0.16
Net realized and unrealized gains from investment activities	0.13	8.12	3.13	4.45	1.63	1.01
Net increase from operations	0.29	8.42	3.43	4.68	1.72	1.17
Dividends from net investment income	(0.35)	(0.30)	(0.20)	(0.04)	—	—
Distributions from net realized gains from investment activities	(3.64)	(2.70)	—	—	—	—
Total dividends and distributions	(3.99)	(3.00)	(0.20)	(0.04)	—	—
Net asset value, end of period	$20.25	$23.95	$18.53	$15.30	$10.66	$8.94
Total investment return[3]	0.05%	49.74%	22.52%	43.97%	19.24%	15.06%
Ratios/supplemental data:
Net assets, end of period (000's)	$30,985	$29,576	$20,201	$14,518	$5,017	$1,380
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.48%[4]	1.52%	1.56%	1.67%	1.71%[5]	1.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.48%[4]	1.52%	1.56%	1.67%	1.71%	2.01%
Net investment income (loss) to average net assets	1.28%[4]	1.44%	1.64%	1.72%	0.78%[5]	2.03%
Portfolio turnover	26%	54%	84%	119%	128%	214%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments

(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2008	For the years ended July 31,
	(unaudited)	2007	2006	2005[1]	2004	2003[1]
Net asset value, beginning of period	$23.84	$18.44	$15.25	$10.64	$8.94	$7.79
Net investment income[2]	0.13	0.23	0.21	0.17	0.04	0.07
Net realized and unrealized gains from investment activities	0.13	8.09	3.13	4.45	1.66	1.08
Net increase from operations	0.26	8.32	3.34	4.62	1.70	1.15
Dividends from net investment income	(0.29)	(0.22)	(0.15)	(0.01)	—	—
Distributions from net realized gains from investment activities	(3.64)	(2.70)	—	—	—	—
Total dividends and distributions	(3.93)	(2.92)	(0.15)	(0.01)	—	—
Net asset value, end of period	$20.17	$23.84	$18.44	$15.25	$10.64	$8.94
Total investment return[3]	(0.14)%	49.31%	21.98%	43.46%	19.02%	14.76%
Ratios/supplemental data:
Net assets, end of period (000s)	$369,718	$374,910	$259,321	$199,403	$117,746	$78,462
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.76%[4]	1.82%	1.98%[5]	2.00%	2.00%	1.84%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.76%[4]	1.82%	1.98%	2.05%	2.08%	2.30%
Net investment income to average net assets	1.04%[4]	1.13%	1.20%[5]	1.28%	0.37%	0.98%
Portfolio turnover	26%	54%	84%	119%	128%	214%

1  Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A		Class C
	For the six months ended January 31, 2008 (unaudited)	For the period ended July 31, 2007[1]	For the six months ended January 31, 2008 (unaudited)	For the period ended July 31, 2007[1]
Net asset value, beginning of period	$9.54	$9.84	$9.49	$9.84
Net investment income[5]	0.09	0.09	0.06	0.05
Net realized and unrealized gain (losses) from investment activities	(0.64)	(0.35)	(0.65)	(0.36)
Net increase (decrease) from operations	(0.55)	(0.26)	(0.59)	(0.31)
Dividends from net investment income	(0.27)	(0.04)	(0.20)	(0.04)
Distributions from net realized gains from investment activities	(0.03)	—	(0.03)	—
Total dividends and distributions	(0.30)	(0.04)	(0.23)	(0.04)
Net asset value, end of period	$8.69	$9.54	$8.67	$9.49
Total investment return[6]	(5.81)%	(2.63)%	(6.14)%	(3.16)%
Ratios/supplemental data:
Net assets, end of period (000's)	$7,590	$4,199	$279	$343
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.45%[7]	1.45%[7]	2.20%[7]	2.20%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.73%[7]	3.06%[7]	2.60%[7]	3.78%[7]
Net investment income to average net assets	1.96%[7]	1.47%[7]	1.21%[7]	0.84%[7]
Portfolio turnover	27%	38%	27%	38%

1  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

2  For the period November 30, 2006 (commencement of issuance) through February 15, 2007.

3  At February 16, 2007 there were no shares outstanding.

4  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

5  Calculated using the average shares method.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

See accompanying notes to financial statements

	Class Y	Class P
	For the period ended February 15, 2007[2,3]	For the six months ended January 31, 2008 (unaudited)	For the period ended July 31, 2007[4]
Net asset value, beginning of period	$10.00	$9.56	$10.26
Net investment income[5]	0.06	0.11	0.09
Net realized and unrealized gain (losses) from investment activities	0.97	(0.66)	(0.79)
Net increase (decrease) from operations	1.03	(0.55)	(0.70)
Dividends from net investment income	(0.04)	(0.28)	—
Distributions from net realized gains from investment activities	—	(0.03)	—
Total dividends and distributions	(0.04)	(0.31)	—
Net asset value, end of period	$10.99	$8.70	$9.56
Total investment return[6]	10.39%	(5.66)%	(6.82)%
Ratios/supplemental data:
Net assets, end of period (000's)	$—	$64,240	$44,772
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.20%[7]	1.20%[7]	1.20%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.92%[7]	1.64%[7]	3.02%[7]
Net investment income to average net assets	3.07%[7]	2.23%[7]	1.75%[7]
Portfolio turnover	38%	27%	38%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A			Class B
	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the period ended July 31, 2006[1]	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the period ended July 31, 2006[2]
Net asset value, beginning of period	$11.27	$9.93	$10.01	$11.19	$9.91	$9.84
Net investment income[6]	0.07	0.13	0.03	0.02	0.02	0.01
Net realized and unrealized gains (losses) from investment activities	(0.37)	1.26	(0.11)	(0.36)	1.29	0.06
Net increase (decrease) from operations	(0.30)	1.39	(0.08)	(0.34)	1.31	0.07
Dividends from net investment income	(0.07)	(0.05)	—	(0.02)	(0.03)	—
Distributions from net realized gains from investment activities	(0.18)	—	—	(0.18)	—	—
Total dividends and distributions	(0.25)	(0.05)	—	(0.20)	(0.03)	—
Net asset value, end of period	$10.72	$11.27	$9.93	$10.65	$11.19	$9.91
Total investment return[7]	(2.95)%	14.09%	(0.80)%	(3.32)%	13.26%	0.71%
Ratios/supplemental data:
Net assets, end of period (000's)	$108,253	$64,409	$10,393	$25	$18	$3
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	2.30%[8,9]	2.52%	2.14%[8]	3.04%[8]	3.23%	2.83%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	2.30%[8]	2.69%	4.24%[8]	3.23%[8]	3.68%	5.09%[8]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupment to manager excluding dividend and interest expense for securities sold short	1.94%[8,9]	1.88%	1.66%[8]	2.70%[8]	2.63%	2.38%[8]
Net investment income to average net assets	1.24%[8,9]	1.21%	1.30%	0.44%[8]	0.31%	0.41%[8]
Portfolio turnover	190%	178%	54%	190%	178%	54%

1  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

2  For the period May 19, 2006 (commencement of issuance) through July 31, 2006.

3  For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

4  For the period April 3, 2006 (commencement of issuance) through July 31, 2006.

5  At July 27, 2006 there were no shares outstanding.

6  Calculated using the average shares method.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class C			Class Y	Class P
	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the period ended July 31, 2006[3]	For the period ended July 26, 2006[4,5]	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007	For the period ended July 31, 2006[1]
Net asset value, beginning of period	$11.20	$9.91	$9.97	$10.00	$11.30	$9.94	$10.01
Net investment income[6]	0.03	0.05	0.02	0.06	0.08	0.16	0.03
Net realized and unrealized gains (losses) from investment activities	(0.37)	1.26	(0.08)	(0.20)	(0.37)	1.26	(0.10)
Net increase (decrease) from operations	(0.34)	1.31	(0.06)	(0.14)	(0.29)	1.42	(0.07)
Dividends from net investment income	(0.05)	(0.02)	—	—	(0.08)	(0.06)	—
Distributions from net realized gains from investment activities	(0.18)	—	—	—	(0.18)	—	—
Total dividends and distributions	(0.23)	(0.02)	—	—	(0.26)	(0.06)	—
Net asset value, end of period	$10.63	$11.20	$9.91	$9.86	$10.75	$11.30	$9.94
Total investment return[7]	(3.21)%	13.23%	(0.60)%	(1.40)%	(2.85)%	14.38%	(0.70)%
Ratios/supplemental data:
Net assets, end of period (000's)	$8,061	$3,843	$302	$—	$501,590	$384,649	$46,920
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	3.05%[8,9]	3.28%	2.84%[8]	1.76%[8]	2.04%[8,9]	2.28%	1.90%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	3.05%[8]	3.45%	4.35%[8]	2.34%[8]	2.04%[8]	2.43%	4.12%[8]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupment to manager excluding dividend and interest expense for securities sold short	2.67%[8,9]	2.65%	2.40%[8]	1.41%[8]	1.69%[8,9]	1.64%	1.41%[8]
Net investment income to average net assets	0.58%[8,9]	0.56%	0.66%[8]	1.94%[8]	1.44%[8,9]	1.44%	1.47%[8]
Portfolio turnover	190%	178%	54%	54%	190%	178%	54%

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only) and UBS PACE Global Real Estate Securities Investments (which currently offers Class A, Class C, Class Y and Class P shares), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACESM Select Advisors Program, except that UBS PACE Money Market Investments shares are also available to participants in the UBS PACESM Multi Advisor Program.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange priviledges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends and distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges (and certain related derivatives) may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets (and certain related derivatives) in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange ("NYSE"), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments Portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of January 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another. UBS PACE Alternative Strategies Investments may also enter into foreign currency strategies for purposes of risk management, efficient asset allocation and in pursuit of its investment objective.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

At January 31, 2008, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments held TBA securities with a total cost of $264,319,699, $3,365,672, $2,013,125, and $89,870,859, respectively.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the six months ended January 31, 2008 for UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments was as follows:

	UBS PACE Strategic Fixed Income Investments		UBS PACE Alternative Strategies Investments
	Number of contracts (000)	Amount of premiums received	Number of contracts	Amount of premiums received
Options outstanding at July 31, 2007	80,700	$1,007,573	1,253	$940,821
Options written	267,002	3,874,016	125,897	6,706,482
Options terminated in closing purchase transactions	(234,102)	(1,793,178)	(122,604)	(3,301,748)
Options expired prior to exercise	—	—	(3,942)	(3,864,818)
Options outstanding at January 31, 2008[1]	113,600	$3,088,411	604	$480,737

1  For additional information regarding the written options outstanding at January 31, 2008, please refer to the footnotes in the Portfolio of investments for the respective Portfolios.

Written call options—In the event that the counterparty (usually a securities dealer or a bank) to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the market value of the securities subject to the written call options outstanding, which aggregated $2,855,357 and $842,171 for UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments, respectively at January 31, 2008.

Written put options—In the event that the counterparty (usually a securities dealer or a bank) to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the notional amount of the written put options outstanding, which aggregated $1,011,867 for UBS PACE Strategic Fixed Income Investments at January 31, 2008.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. In addition, a Portfolio may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains. Using financial futures contracts involves various market risks. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value or the loss of the benefit of the transaction should the counterparty default.

Upon entering into a financial futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying financial futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Short sales "Against the Box"—Each Portfolio (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with is custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its investment manager or sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Short sales—UBS PACE Alternative Strategies Investments and UBS PACE Global Real Estate Securities Investments can enter into short sales whereby they sell a security they generally do not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. The Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio is liable to the buyer for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense of the Portfolio. UBS PACE Alternative Strategies Investments maintains one or more accounts containing cash and/or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the stock sold short. UBS PACE Global Real Estate Securities Investments did not engage in short sales during the period ended January 31, 2008.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the six months ended January 31, 2008.

Interest rate swap agreements—Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. UBS PACE Alternative Strategies Investments may also enter into swap transactions for purposes of risk management, efficient asset allocation and in pursuit of its investment objective. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2008, UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE Government Securities Fixed Income Investments—Interest rate swaps1

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio	Payments received by the Portfolio		Upfront payments received	Value	Unrealized depreciation
USD	3,000	12/15/15	5.000%	3.112%[2]		$150	$(192,930)	$(192,780)
USD	15,100	06/18/18	5.000	3.112	[2]	151,000	(797,609)	(646,609)
USD	19,000	06/18/18	5.000	3.112	[2]	569,441	(1,003,614)	(434,173)
USD	21,100	06/18/18	5.000	3.112	[2]	522,574	(1,114,540)	(591,966)
USD	23,600	06/18/18	5.000	3.112	[2]	120,360	(1,246,594)	(1,126,234)
						$1,363,525	$(4,355,287)	$(2,991,762)

UBS PACE Strategic Fixed Income Investments—Interest rate swaps1

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
AUD	17,000	09/15/09	7.300%[3]		7.000%		$21,822	$(42,893)	$(21,071)
AUD	17,000	09/15/09	7.300	[3]	7.000		35,638	(42,893)	(7,255)
BRL	36,000	01/04/10	—	[4]	12.948		(56,811)	243,216	186,405
CAD	70,400	06/20/12	3.968	[5]	5.000		(469,013)	1,388,317	919,304
CAD	70,400	06/20/12	5.000		3.968	[5]	1,690,812	(1,388,317)	302,495
CAD	48,900	06/20/17	3.968	[5]	5.500		(1,326,664)	1,091,597	(235,067)
CAD	48,900	06/20/17	5.500		3.968	[5]	948,727	(1,091,597)	(142,870)
EUR	300	12/15/11	4.000		4.364	[6]	(314)	638	324
EUR	1,200	03/15/12	—	[7]	1.983		(2,461)	(18,137)	(20,598)
EUR	2,400	03/15/12	—	[7]	1.948		(1,764)	(41,341)	(43,105)
GBP	22,900	03/20/13	5.530	[8]	5.000		(109,493)	112,800	3,307
GBP	3,500	12/15/35	4.000		5.530	[8]	(229,827)	304,619	74,792
MXN	32,000	11/04/16	7.913	[9]	8.170		16,807	14,592	31,399
MXN	86,000	11/04/16	7.913	[9]	8.170		(117,559)	30,430	(87,129)
NZD	6,435	06/15/09	8.750	[10]	7.250		32,689	(84,396)	(51,707)
USD	1,900	06/18/09	3.112	[2]	5.000		(27,075)	122,074	94,999
USD	95,200	06/18/09	3.112	[2]	4.000		(163,744)	1,293,113	1,129,369
USD	136,500	06/18/09	3.112	[2]	4.000		(245,700)	2,856,451	2,610,751
USD	135,100	06/18/10	3.112	[2]	4.000		(945,700)	2,827,154	1,881,454
USD	74,800	06/17/11	4.000		3.112	[2]	(78,540)	(691,875)	(770,415)
USD	40,600	06/18/13	3.112	[2]	4.000		680,050	621,136	1,301,186
USD	56,800	06/18/13	3.112	[2]	4.000		906,401	868,978	1,775,379
USD	37,900	12/21/16	5.000		3.112	[2]	(198,596)	(80,196)	(278,792)
USD	8,500	06/18/18	3.112	[2]	5.000		(439,195)	439,195	—
USD	2,800	12/15/25	5.000		3.112	[2]	137,508	(98,044)	39,464
USD	58,000	06/18/28	5.000		3.112	[2]	(1,400,700)	(1,497,261)	(2,897,961)
USD	9,600	06/18/38	5.000		3.112	[2]	(316,512)	(226,077)	(542,589)
USD	1,700	06/15/31	6.000		3.112	[2]	(115,175)	(290,838)	(406,013)
USD	2,500	12/17/31	6.000		3.112	[2]	(87,975)	(430,776)	(518,751)
							$(1,862,364)	$6,189,669	$4,327,305

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Alternative Strategies Investments—Interest rate swaps1

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BRL	3,900	01/04/10	11.100%[11]		12.700%		—	$3,659	$3,659
BRL	4,400	01/04/10	11.100	[11]	12.700		—	3,785	3,785
EUR	800	06/18/13	4.250		4.364	[6]	$(7,068)	(11,202)	(18,270)
EUR	1,500	06/18/13	4.250		4.364	[6]	8,244	(21,004)	(12,760)
EUR	1,730	06/18/13	4.250		4.364	[6]	(3,166)	(24,223)	(27,389)
EUR	3,000	06/18/13	4.364	[6]	4.250		22,458	42,007	64,465
EUR	4,000	06/18/13	4.250		4.378	[12]	(59,509)	(56,008)	(115,517)
EUR	5,200	06/18/13	4.250		4.364	[6]	(32,095)	(72,811)	(104,906)
EUR	5,460	06/18/13	4.250		4.364	[6]	40,586	(76,451)	(35,865)
EUR	7,980	06/18/13	4.250		4.364	[6]	119,392	(111,737)	7,655
EUR	14,500	06/18/13	4.364	[6]	4.250		(162,085)	203,031	40,946
EUR	14,900	06/18/13	4.364	[6]	4.250		(143,524)	208,631	65,107
EUR	15,100	06/18/13	4.364	[6]	4.250		(229,502)	211,432	(18,070)
EUR	16,000	06/18/13	4.250		4.364	[6]	(9,241)	(224,034)	(233,275)
EUR	17,000	06/18/13	4.364	[6]	4.250		30,106	238,036	268,142
EUR	18,000	06/18/13	4.250		4.364	[6]	(332,738)	(252,039)	(584,777)
EUR	78,900	06/18/13	4.250		4.364	[6]	(270,198)	(1,104,768)	(1,374,966)
EUR	6,000	06/18/15	4.364	[6]	4.500		(20,403)	165,669	145,266
EUR	500	06/18/18	4.364	[6]	4.500		(5,844)	6,927	1,083
EUR	3,000	06/18/18	4.364	[6]	4.500		21,291	41,565	62,856
EUR	11,500	06/18/18	4.364	[6]	4.500		280,541	159,335	439,876
EUR	12,030	06/18/18	4.364	[6]	4.500		15,631	166,677	182,308
EUR	12,030	06/18/18	4.364	[6]	4.500		47,122	166,677	213,799
EUR	3,150	06/18/38	4.364	[6]	4.750		11,282	42,696	53,978
EUR	3,220	06/18/38	4.364	[6]	4.750		(14,625)	43,645	29,020
EUR	3,220	06/18/38	4.750		4.364	[6]	(62,367)	(43,645)	(106,012)
EUR	6,300	06/18/38	4.364	[6]	4.750		15,274	85,392	100,666
GBP	5	06/18/11	5.250		5.530	[8]	3	(109)	(106)
GBP	1,400	06/18/13	5.530	[8]	5.250		(53,430)	40,040	(13,390)
GBP	2,000	06/18/13	5.530	[8]	5.250		(3,197)	57,200	54,003
GBP	3,300	06/18/13	5.530	[8]	5.250		(110,796)	94,381	(16,415)
GBP	5,320	06/18/13	5.530	[8]	5.250		(33,384)	152,153	118,769
GBP	7,050	06/18/13	5.250		5.530	[8]	229,345	(201,631)	27,714
GBP	7,130	06/18/13	5.250		5.530	[8]	236,330	(203,919)	32,411
GBP	8,170	06/18/13	5.530	[8]	5.250		(44,046)	233,664	189,618
GBP	1,000	06/18/18	5.250		5.530	[8]	24,880	106,314	131,194
GBP	1,000	06/18/18	5.530	[8]	5.250		(68,605)	45,964	(22,641)
GBP	1,080	06/18/18	5.250		5.530	[8]	53,368	(49,641)	3,727
GBP	1,220	06/18/18	5.530	[8]	5.250		(33,351)	56,076	22,725
GBP	1,460	06/18/18	5.250		5.530	[8]	49,653	(67,108)	(17,455)
GBP	1,730	06/18/18	5.250		5.530	[8]	93,039	(79,518)	13,521
GBP	2,590	06/18/18	5.530	[8]	5.250		(158,618)	99,327	(59,291)
GBP	2,600	06/18/18	5.530	[8]	5.250		(124,716)	119,507	(5,209)
JPY	525,000	12/17/10	0.921	[13]	1.183		—	29,909	29,909
JPY	718,000	12/17/10	0.921	[13]	1.170		—	39,246	39,246
JPY	718,000	12/17/10	0.921	[13]	1.160		—	37,920	37,920
JPY	1,143,000	12/17/10	0.921	[13]	1.188		—	66,171	66,171
JPY	1,357,000	12/17/10	0.921	[13]	1.181		—	76,981	76,981
JPY	1,427,000	12/17/10	0.921	[13]	1.183		—	81,295	81,295

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPY	3,272,000	06/18/13	1.250%		0.921%[13]		$157,328	$(172,388)	$(15,060)
JPY	3,278,000	06/18/13	1.250		0.921	[13]	264,200	(172,704)	91,496
JPY	333,000	12/17/15	1.703		0.921	[13]	—	(55,161)	(55,161)
JPY	454,000	12/17/15	1.670		0.921	[13]	—	(66,100)	(66,100)
JPY	454,000	12/17/15	1.641		0.921	[13]	—	(57,819)	(57,819)
JPY	724,000	12/17/15	1.709		0.921	[13]	—	(122,868)	(122,868)
JPY	859,000	12/17/15	1.699		0.921	[13]	—	(140,574)	(140,574)
JPY	903,000	12/17/15	1.691		0.921	[13]	—	(143,093)	(143,093)
JPY	68,000	12/17/38	0.921	[13]	2.595		—	12,165	12,165
JPY	91,000	12/17/38	0.921	[13]	2.570		—	11,658	11,658
JPY	91,000	12/17/38	0.921	[13]	2.540		—	6,112	6,112
JPY	147,000	12/17/38	0.921	[13]	2.648		—	41,974	41,974
JPY	173,000	12/17/38	0.921	[13]	2.594		—	30,491	30,491
JPY	182,000	12/17/38	0.921	[13]	2.585		—	28,861	28,861
SEK	15,000	06/18/18	4.750		4.453	[14]	25,988	(58,974)	(32,986)
SEK	18,000	06/18/18	4.750		4.453	[14]	(17,203)	(20,813)	(38,016)
SEK	30,000	06/18/18	4.750		4.453	[14]	(16,321)	16,817	496
SEK	33,000	06/18/18	4.750		4.453	[14]	(78,801)	37,207	(41,594)
SEK	100,300	06/18/18	4.750		4.453	[14]	(74,077)	(115,976)	(190,053)
SEK	109,500	06/18/18	4.750		4.453	[14]	(33,068)	123,459	90,391
USD	38,900	11/17/10	4.315		3.112	[2]	—	(862,357)	(862,357)
USD	32,760	12/24/10	3.780		3.112	[2]	—	(353,758)	(353,758)
USD	9,750	12/29/10	4.000		3.112	[2]	—	(143,980)	(143,980)
USD	15,880	12/29/10	3.868		3.112	[2]	—	(194,970)	(194,970)
USD	31,890	01/07/11	3.658		3.112	[2]	—	(259,367)	(259,367)
USD	17,880	01/28/11	3.161		3.112	[2]	—	33,651	33,651
USD	9,000	06/18/11	3.112	[2]	4.500		(212,100)	332,263	120,163
USD	20,340	06/18/11	3.112	[2]	4.500		(128,695)	750,914	622,219
USD	23,000	06/18/11	3.112	[2]	4.500		(210,900)	849,116	638,216
USD	1,400	06/18/13	3.112	[2]	4.500		(49,800)	53,071	3,271
USD	2,500	06/18/13	3.112	[2]	4.500		(54,000)	94,770	40,770
USD	2,700	06/18/13	3.112	[2]	4.500		(23,632)	102,351	78,719
USD	2,800	06/18/13	4.500		3.112	[2]	70,997	(106,142)	(35,145)
USD	4,900	06/18/13	3.112	[2]	4.500		(48,762)	185,748	136,986
USD	5,500	06/18/13	4.500		3.112	[2]	142,816	(208,493)	(65,677)
USD	5,600	06/18/13	4.500		3.112	[2]	140,990	(212,284)	(71,294)
USD	6,700	06/18/13	3.112	[2]	4.500		(39,195)	253,982	214,787
USD	9,000	06/18/13	4.500		3.112	[2]	23,500	(341,170)	(317,670)
USD	9,700	06/18/13	3.112	[2]	4.500		(88,917)	367,706	278,789
USD	9,700	06/18/13	3.112	[2]	4.500		(87,880)	367,706	279,826
USD	11,000	06/18/13	4.500		3.112	[2]	409,847	(416,986)	(7,139)
USD	11,300	06/18/13	3.112	[2]	4.500		(9,627)	428,358	418,731
USD	12,100	06/18/13	3.112	[2]	4.500		(83,793)	458,685	374,892
USD	12,800	06/18/13	3.112	[2]	4.500		(64,960)	485,220	420,260
USD	20,000	06/18/13	4.500		3.112	[2]	302,800	(758,157)	(455,357)
USD	20,000	06/18/13	3.112	[2]	4.500		(584,571)	758,157	173,586
USD	82,015	06/18/13	3.112	[2]	4.500		(199,160)	3,109,011	2,909,851
USD	34,300	11/17/15	3.112	[2]	4.920		—	1,532,369	1,532,369
USD	28,600	12/24/15	3.112	[2]	4.520		—	522,029	522,029
USD	8,500	12/29/15	3.112	[2]	4.745		—	266,805	266,805
USD	13,900	12/29/15	3.112	[2]	4.630		—	341,356	341,356

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
USD	27,800	01/07/16	3.112%[2]		4.487%		—	$430,691	$430,691
USD	15,500	01/28/16	3.112	[2]	4.224		—	(22,293)	(22,293)
USD	4,700	06/18/18	5.000		3.112	[2]	$367,598	(248,262)	119,336
USD	5,400	06/18/18	3.112	[2]	5.000		(238,258)	285,238	46,980
USD	5,500	06/18/18	3.112	[2]	5.000		(247,646)	290,520	42,874
USD	5,500	06/18/18	3.112	[2]	5.000		(247,135)	290,520	43,385
USD	7,100	06/18/18	3.112	[2]	5.000		(163,950)	375,035	211,085
USD	10,800	06/18/18	3.112	[2]	5.000		(236,918)	570,475	333,557
USD	2,600	06/18/23	5.250		3.112	[2]	95,501	(163,526)	(68,025)
USD	3,200	06/18/23	5.250		3.112	[2]	177,659	(201,263)	(23,604)
USD	3,200	06/18/23	5.250		3.112	[2]	178,032	(201,262)	(23,230)
USD	3,400	06/18/23	5.250		3.112	[2]	207,400	(213,842)	(6,442)
USD	3,400	06/18/23	5.250		3.112	[2]	208,964	(213,842)	(4,878)
USD	10,900	06/18/23	5.250		3.112	[2]	900,199	(685,552)	214,647
USD	4,600	06/18/28	3.112	[2]	5.250		(428,174)	267,460	(160,714)
USD	5,300	06/18/28	5.250		3.112	[2]	299,655	(308,160)	(8,505)
USD	5,300	06/18/28	5.250		3.112	[2]	298,821	(308,160)	(9,339)
USD	5,300	06/18/28	5.250		3.112	[2]	290,355	(308,160)	(17,805)
USD	6,800	06/18/28	5.250		3.112	[2]	238,241	(395,376)	(157,135)
USD	14,000	06/18/28	3.112	[2]	5.250		(225,537)	814,009	588,472
USD	15,000	06/18/28	5.250		3.112	[2]	633,319	(872,153)	(238,834)
USD	3,790	06/18/38	5.250		3.112	[2]	229,170	(238,731)	(9,561)
USD	7,590	06/18/38	5.250		3.112	[2]	482,759	(478,093)	4,666
USD	9,570	11/17/38	5.309		3.112	[2]	—	(588,177)	(588,177)
USD	7,850	12/24/38	5.011		3.112	[2]	—	(101,281)	(101,281)
USD	2,350	12/29/38	5.215		3.112	[2]	—	(103,879)	(103,879)
USD	3,830	12/29/38	5.121		3.112	[2]	—	(114,013)	(114,013)
USD	7,630	01/07/39	5.017		3.112	[2]	—	(99,546)	(99,546)
USD	4,260	01/28/39	4.939		3.112	[2]	—	562	562
							$1,569,096	$4,602,281	$6,171,377

1  Illiquid securities. These securities represent 0.43% of net assets for UBS PACE Government Securities Fixed Income Investments, 0.52% of net assets for UBS PACE Strategic Fixed Income Investments and 1.00% of net assets for UBS PACE Alternative Strategies Investments as of January 31, 2008.

2  Rate based on 3 Month LIBOR (London Interbank Offered Rate).

3  Rate based on 3 Month LIBOR (AUD on Interbank Offered Rate).

4  At the maturity date, the Portfolio will make or receive a payment depending on the movement of the Brazil CETIP (Central of Custody and Settlement of Private Bonds) Interbank Deposit Rate versus the fixed rate set at inception of the swap.

5  Rate based on 3 Month LIBOR (CAD on Interbank Offered Rate).

6  Rate based on 6 Month LIBOR (EUR on Interbank Offered Rate).

7  At the maturity date, the Portfolio will make or receive a payment depending on the movement of the France CPI Excluding Tobacco Index, versus the fixed rate set at the inception of the swap.

8  Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).

9  Rate based on Mexican 28-day TIIE, Tasa de Interes Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate).

10  Rate based on 3 Month LIBOR (NZD on Interbank Offered Rate).

11  Rate based on Brazil CETIP (Central of Custody and Settlement of Private Bonds) Interbank Deposit Rate.

12  Rate based on 3 Month LIBOR (EUR on Interbank Offered Rate).

13  Rate based on 6 Month LIBOR (JPY on Interbank Offered Rate).

14  Rate based on 3 Month LIBOR (SEK on Interbank Offered Rate).

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

MXN  Mexican Peso

NZD  New Zealand Dollar

SEK  Swedish Krona

USD  US Dollar

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterpary will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

At January 31, 2008, UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments had outstanding credit default swap contracts with the following terms:

UBS PACE Strategic Fixed Income Investments—Credit default swaps1

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
USD	2,900	03/20/08	0.000%[2]		0.750%		—	$(11,250)	$(11,250)
USD	2,400	09/20/08	0.000	[3]	0.070		—	(1,847)	(1,847)
USD	2,400	06/20/12	0.280		0.000	[4]	—	333,920	333,920
USD	2,100	09/20/12	0.000	[5]	5.600		—	(158,244)	(158,244)
USD	2,500	09/20/12	0.000	[6]	5.150		—	(154,388)	(154,388)
USD	2,600	09/20/12	0.000	[7]	5.550		—	(130,913)	(130,913)
USD	3,600	09/20/12	0.000	[8]	4.850		—	(353,431)	(353,431)
USD	3,300	10/20/12	0.000	[9]	1.020		—	(155,665)	(155,665)
USD	300	12/20/12	0.000	[10]	6.700		—	(12,072)	(12,072)
USD	1,000	12/20/12	0.000	[11]	2.870		—	(48,782)	(48,782)
USD	1,000	12/20/12	0.000	[11]	2.900		—	(47,600)	(47,600)
							—	$(740,272)	$(740,272)

UBS PACE Alternative Strategies Investments—Credit default swaps1

								Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
USD	7,000	12/20/12	0.000%[12]		1.750%	$70,534	$(69,834)	$700
USD	15,000	12/20/12	0.000	[13]	0.600	311,728	(306,000)	5,728
USD	139,000	12/20/12	0.000	[13]	0.600	1,929,046	(1,915,146)	13,900
USD	25	03/20/13	0.000	[14]	2.350	—	(1,589)	(1,589)
USD	125	03/20/13	0.000	[14]	2.400	—	(7,704)	(7,704)
USD	150	03/20/13	0.000	[14]	2.300	—	(9,823)	(9,823)
USD	2,000	08/25/37	0.000	[15]	0.090	464,875	(517,175)	(52,300)
						$2,776,183	$(2,827,271)	$(51,088)

1  Illiquid securities. These securities represent 0.09% of net assets for UBS PACE Strategic Fixed Income Investments and 0.01% of net assets for UBS PACE Alternative Strategies Investments.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

2  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Ford Motor Credit Co. bond, 7.000%, due 10/01/13.

3  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Proctor & Gamble bond, 4.950%, due 08/15/14.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Glitnir Banki HF bond, 4.420%, due 01/18/12.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the General Motors Acceptance Corporation bond, 6.880%, due 08/28/12.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Ford Motor Credit Co. bond, 7.000%, due 10/01/13.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Ford Motor Credit Co. bond, 7.000%, due 10/01/13.

8  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the General Motors Acceptance Corporation bond, 6.880%, due 08/28/12.

9  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Gazprom bond, 7.200%, due 02/01/20.

10  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the General Motors Corp. bond, 7.125%, due 07/15/13.

11  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the SLM Corp. bond, 5.125%, due 08/27/12.

12  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CDX Emerging Markets Index.

13  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CDX North America Investment Grade Index.

14  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Countrywide Home Loan bond, 6.000%, due 01/24/18.

15  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the bonds on the Asset Backed Securities Index.

USD  US Dollar

Total return swaps—Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

At January 31, 2008, UBS PACE Alternative Strategies Investments had outstanding total return swap contracts with the following terms:

UBS PACE Alternative Strategies Investments—Total return swaps1,2

Counterparty	Notional amount (000)		Termination dates	Value	Unrealized appreciation (depreciation)
Banc of America	USD	500	06/03/08	$(22,598)	$(22,598)
Banc of America	USD	500	06/03/08	(20,982)	(20,982)
Banc of America	USD	1,000	06/03/08	(40,525)	(40,525)
JP Morgan	USD	2,000	06/03/08	90,054	90,054
Banc of America	USD	3,000	06/03/08	(121,559)	(121,559)
				$(115,610)	$(115,610)

1  Illiquid securities. These securities represent 0.02% of net assets as of January 31, 2008.

2  The Portfolio receives payments based on any positive monthly duration adjusted return of the Banc of America CMBS AAA 10 Year Index. The Portfolio makes payments on any negative monthly duration adjusted return of such index.

USD  US Dollar

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the UBS PACE Global Fixed Income Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments Portfolios are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which the UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments Portfolios tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment Manager and Administrator

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio pays UBS Global AM investment management and administration fees, which are accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Money Market Investments	0.350%

UBS PACE Government Securities Fixed Income Investments	0.700% up to $250 million 0.650% above $250 million up to $500 million 0.625% above $500 million up to $750 million 0.600% above $750 million up to $1 billion 0.575% above $1 billion

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Intermediate Fixed Income Investments	0.600% up to $250 million 0.550% above $250 million up to $500 million 0.525% above $500 million up to $750 million 0.500% above $750 million up to $1 billion 0.475% above $1 billion

UBS PACE Strategic Fixed Income Investments	0.700% up to $250 million 0.650% above $250 million up to $500 million 0.625% above $500 million up to $750 million 0.600% above $750 million up to $1 billion 0.575% above $1 billion

UBS PACE Municipal Fixed Income Investments	0.600% up to $250 million 0.550% above $250 million up to $500 million 0.525% above $500 million up to $750 million 0.500% above $750 million up to $1 billion 0.475% above $1 billion

UBS PACE Global Fixed Income Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion

UBS PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Large Co Value Equity Investments	0.800%[1]

UBS PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $2 billion 0.725% above $2 billion

UBS PACE Small/Medium Co Value Equity Investments	0.800% up to $750 million 0.775% above $750 million

UBS PACE Small/Medium Co Growth Equity Investments	0.800% up to $750 million 0.775% above $750 million

1  See page 299 for additional information.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $2 billion 0.825% above $2 billion

UBS PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $2 billion 1.025% above $2 billion

UBS PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Investment sub-advisor	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC	0.200%

UBS PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.	0.200% up to $120 million 0.100% above $120 million

UBS PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC	0.250%

UBS PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC	0.200% up to $60 million 0.150% above $60 million

UBS PACE Global Fixed Income Investments	Rogge Global Partners plc[1]	0.250% up to $150 million 0.180% above $150 million up to $500 million 0.150% above $500 million

UBS PACE High Yield Investments	MacKay Shields LLC	0.350%

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Investment sub-advisor	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Large Co Value Equity Investments	Institutional Capital LLC SSgA Funds Management, Inc. Westwood Management Corp.	0.300% 0.150% 0.300%

UBS PACE Large Co Growth Equity Investments	Delaware Management Company[2] Marsico Capital Management, LLC SSgA Funds Management, Inc. Wellington Management Company, LLC	0.400% 0.300% 0.150% 0.300%

UBS PACE Small/Medium Co Value Equity Investments	Ariel Capital Management LLC Metropolitan West Capital Management, LLC Opus Capital Management, Inc.	0.300% 0.400% 0.500% up to $75 million 0.450% above $75 million

UBS PACE Small/Medium Co Growth Equity Investments	AG Asset Management LLC Copper Rock Capital Partners, LLC Riverbridge Partners, LLC	0.450% up to $100 million 0.400% above $100 million 0.450% up to $100 million 0.400% above $100 million 0.400%

UBS PACE International Equity Investments	J.P. Morgan Asset Management Inc. Martin Currie Inc. Mondrian Investment Partners Ltd.	0.200% 0.350% up to $150 million 0.300% above $150 million up to $250 million 0.250% above $250 million up to $350 million 0.200% above $350 million 0.350% up to $150 million 0.300% above $150 million

UBS PACE International Emerging Markets Equity Investments	Mondrian Investment Partners Ltd. Gartmore Global Partners	0.650% up to $150 million 0.550% above $150 million up to $250 million 0.500% above $250 million 0.500%

UBS PACE Global Real Estate Securities Investments	Goldman Sachs Asset Management, L.P.	0.420% up to $50 million 0.400% above $50 million

UBS PACE Alternative Strategies Investments	Analytic Investors, Inc. Goldman Sachs Asset Management, L.P.[3] Wellington Management Company, LLP	0.750% up to $200 million
0.700% above $200 million
up to $400 million
0.650% above $400 million
0.800% up to $300 million
0.750% above $300 million
up to $500 million
0.700% above $500 million
0.750% up to $200 million
0.725% above $200 million

1  Fischer Francis Tree & Watts, Inc., (and its affiliates) was terminated as a sub-advisor to the Portfolio, effective August 23, 2007. As a result, Rogge Global Partners plc is now the sole manager of the Portfolio.

2  Delaware Management Company became a sub-advisor effective December 5, 2007.

3  Goldman Sachs Asset Management, L.P. became a sub-advisor effective September 11, 2007.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2008, certain Portfolios owed UBS Global AM for investment management and administration fees as follows:

Portfolio	Amounts owed
UBS PACE Money Market Investments	$154,321
UBS PACE Government Securities Fixed Income Investments	367,980
UBS PACE Intermediate Fixed Income Investments	233,524
UBS PACE Strategic Fixed Income Investments	456,259
UBS PACE Municipal Fixed Income Investments	168,894
UBS PACE Global Fixed Income Investments	406,335
UBS PACE High Yield Investments	79,437
UBS PACE Large Co Value Equity Investments	926,947
UBS PACE Large Co Growth Equity Investments	883,644
UBS PACE Small/Medium Co Value Equity Investments	333,842
UBS PACE Small/Medium Co Growth Equity Investments	374,954
UBS PACE International Equity Investments	1,017,195
UBS PACE International Emerging Markets Equity Investments	431,003
UBS PACE Global Real Estate Securities Investments	45,895
UBS PACE Alternative Strategies Investments	708,703

UBS Global AM has entered into a written agreement with each of UBS PACE Government Securities Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC, Rogge Global Partners plc, SSgA Funds Management, Inc. and SSgA Funds Management, Inc., respectively. Additionally, UBS PACE Large Co Value Equity Investments and UBS Global AM have entered into an additional fee waiver whereby UBS Global AM has agreed to permanently reduce its management fees based on the Portfolio's average daily net assets to the following rates: $0 to $250 million, 0.60%; in excess of $250 million up to $500 million, 0.57%; in excess of $500 million up to $1 billion, 0.53%; and over $1 billion, 0.50%.

For the six months ended January 31, 2008, UBS Global AM was contractually obligated to waive $81,331, $180,457, $1,180,017 and $329,532 in investment management and administration fees for UBS PACE Government Securities Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Investments, respectively. Additionally, for the six months ended January 31, 2008, UBS Global AM had the following voluntary expense reimbursements, and recoupments. The recoupments are included in the investment management and administration fees on the Statements of operations. The expense reimbursements for the six months ended January 31, 2008, which are subject to repayment by the Portfolios through December 1, 2011, were as follows:

Portfolio	Expense reimbursements	Recoupments
UBS PACE Money Market Investments	$672,039	—
UBS PACE Government Securities Fixed Income Investments	175,879	$733
UBS PACE Intermediate Fixed Income Investments	230,401	—
UBS PACE Strategic Fixed Income Investments	241,891	—
UBS PACE Municipal Fixed Income Investments	142,380	—

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Expense reimbursements	Recoupments
UBS PACE Global Fixed Income Investments	$261,248	—
UBS PACE High Yield Investments	63,803	—
UBS PACE Large Co Value Equity Investments	447	—
UBS PACE Large Co Growth Equity Investments	547	$385
UBS PACE Small/Medium Co Value Equity Investments	16,763	—
UBS PACE Small/Medium Co Growth Equity Investments	37,152	—
UBS PACE International Equity Investments	—	—
UBS PACE International Emerging Markets Equity Investments	—	—
UBS PACE Global Real Estate Securities Investments	134,393	—
UBS PACE Alternative Strategies Investments	22	185,169

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse certain operating expenses for the twelve months ending November 30, 2008 to maintain the total annual ordinary operating expenses (with certain exclusions such as dividend expense, borrowing cost and interest expense) at a level not to exceed the following:

Portfolio
UBS PACE Money Market Investments	0.60%
UBS PACE Government Securities Fixed Income Investments—Class A	1.07
UBS PACE Government Securities Fixed Income Investments—Class B	1.82
UBS PACE Government Securities Fixed Income Investments—Class C	1.57
UBS PACE Government Securities Fixed Income Investments—Class Y	0.82
UBS PACE Government Securities Fixed Income Investments—Class P	0.82
UBS PACE Intermediate Fixed Income Investments—Class A	0.93
UBS PACE Intermediate Fixed Income Investments—Class B	1.68
UBS PACE Intermediate Fixed Income Investments—Class C	1.43
UBS PACE Intermediate Fixed Income Investments—Class Y	0.68
UBS PACE Intermediate Fixed Income Investments—Class P	0.68
UBS PACE Strategic Fixed Income Investments—Class A	1.06
UBS PACE Strategic Fixed Income Investments—Class B	1.81
UBS PACE Strategic Fixed Income Investments—Class C	1.56
UBS PACE Strategic Fixed Income Investments—Class Y	0.81
UBS PACE Strategic Fixed Income Investments—Class P	0.81
UBS PACE Municipal Fixed Income Investments—Class A	0.93
UBS PACE Municipal Fixed Income Investments—Class B	1.68
UBS PACE Municipal Fixed Income Investments—Class C	1.43
UBS PACE Municipal Fixed Income Investments—Class Y	0.68
UBS PACE Municipal Fixed Income Investments—Class P	0.68
UBS PACE Global Fixed Income Investments—Class A	1.25
UBS PACE Global Fixed Income Investments—Class B	2.00
UBS PACE Global Fixed Income Investments—Class C	1.75
UBS PACE Global Fixed Income Investments—Class Y	1.00
UBS PACE Global Fixed Income Investments—Class P	1.00
UBS PACE High Yield Investments—Class A	1.35
UBS PACE High Yield Investments—Class B	2.10
UBS PACE High Yield Investments—Class C	1.85
UBS PACE High Yield Investments—Class Y	1.10

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio
UBS PACE High Yield Investments—Class P	1.10%
UBS PACE Large Co Value Equity Investments—Class A	1.27
UBS PACE Large Co Value Equity Investments—Class B	2.02
UBS PACE Large Co Value Equity Investments—Class C	2.02
UBS PACE Large Co Value Equity Investments—Class Y	1.02
UBS PACE Large Co Value Equity Investments—Class P	1.02
UBS PACE Large Co Growth Equity Investments—Class A	1.30
UBS PACE Large Co Growth Equity Investments—Class B	2.05
UBS PACE Large Co Growth Equity Investments—Class C	2.05
UBS PACE Large Co Growth Equity Investments—Class Y	1.05
UBS PACE Large Co Growth Equity Investments—Class P	1.05
UBS PACE Small/Medium Co Value Equity Investments—Class A	1.41
UBS PACE Small/Medium Co Value Equity Investments—Class B	2.16
UBS PACE Small/Medium Co Value Equity Investments—Class C	2.16
UBS PACE Small/Medium Co Value Equity Investments—Class Y	1.16
UBS PACE Small/Medium Co Value Equity Investments—Class P	1.16
UBS PACE Small/Medium Co Growth Equity Investments—Class A	1.38
UBS PACE Small/Medium Co Growth Equity Investments—Class B	2.13
UBS PACE Small/Medium Co Growth Equity Investments—Class C	2.13
UBS PACE Small/Medium Co Growth Equity Investments—Class Y	1.13
UBS PACE Small/Medium Co Growth Equity Investments—Class P	1.13
UBS PACE International Equity Investments—Class A	1.65
UBS PACE International Equity Investments—Class B	2.40
UBS PACE International Equity Investments—Class C	2.40
UBS PACE International Equity Investments—Class Y	1.40
UBS PACE International Equity Investments—Class P	1.40
UBS PACE International Emerging Markets Equity Investments—Class A	2.25
UBS PACE International Emerging Markets Equity Investments—Class B	3.00
UBS PACE International Emerging Markets Equity Investments—Class C	3.00
UBS PACE International Emerging Markets Equity Investments—Class Y	2.00
UBS PACE International Emerging Markets Equity Investments—Class P	2.00
UBS PACE Global Real Estate Securities Investments—Class A	1.45
UBS PACE Global Real Estate Securities Investments—Class C	2.20
UBS PACE Global Real Estate Securities Investments—Class Y	1.20
UBS PACE Global Real Estate Securities Investments—Class P	1.20
UBS PACE Alternative Strategies Investments—Class A	1.95
UBS PACE Alternative Strategies Investments—Class B	2.70
UBS PACE Alternative Strategies Investments—Class C	2.70
UBS PACE Alternative Strategies Investments—Class Y	1.70
UBS PACE Alternative Strategies Investments—Class P	1.70

Each Portfolio will repay UBS Global AM for any such reimbursed payments during a three-year period following July 31, 2007, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing cost and interest expense) are otherwise below the expense caps.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2008, the following Portfolios had remaining expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Expense reimbursements subject to repayment	Expires July 31, 2008	Expires July 31, 2009	Expires July 31, 2010	Expires July 31, 2011
UBS PACE Money Market Investments	$3,705,176	$718,836	$1,115,063	$1,199,238	$672,039
UBS PACE Government Securities Fixed Income Investments—Class A	235,164	131,857	79,695	6,440	17,172
UBS PACE Government Securities Fixed Income Investments—Class B	8,495	5,606	2,297	158	434
UBS PACE Government Securities Fixed Income Investments—Class C	125,886	47,054	41,525	22,421	14,886
UBS PACE Government Securities Fixed Income Investments—Class Y	10,891	8,045	2,846	—	—
UBS PACE Government Securities Fixed Income Investments—Class P	891,929	265,167	309,936	173,439	143,387
UBS PACE Intermediate Fixed Income Investments—Class A	103,435	18,529	29,769	15,881	39,256
UBS PACE Intermediate Fixed Income Investments—Class B	3,040	1,730	829	201	280
UBS PACE Intermediate Fixed Income Investments—Class C	9,066	2,749	2,347	832	3,138
UBS PACE Intermediate Fixed Income Investments—Class Y	1,379	606	282	—	491
UBS PACE Intermediate Fixed Income Investments—Class P	255,837	42,345	26,256	—	187,236
UBS PACE Strategic Fixed Income Investments—Class A	6,232	—	—	—	6,232
UBS PACE Strategic Fixed Income Investments—Class B	1,804	770	633	19	382
UBS PACE Strategic Fixed Income Investments—Class C	1,310	—	—	—	1,310
UBS PACE Strategic Fixed Income Investments—Class P	693,861	213,858	246,036	—	233,967
UBS PACE Municipal Fixed Income Investments—Class A	187,967	92,476	50,063	12,636	32,792
UBS PACE Municipal Fixed Income Investments—Class B	4,116	2,881	953	134	148
UBS PACE Municipal Fixed Income Investments—Class C	34,882	15,723	9,336	3,609	6,214
UBS PACE Municipal Fixed Income Investments—Class Y	560	214	166	99	81
UBS PACE Municipal Fixed Income Investments—Class P	349,364	66,310	93,519	86,390	103,145
UBS PACE Global Fixed Income Investments—Class A	127,046	72,872	33,045	—	21,129
UBS PACE Global Fixed Income Investments—Class B	1,588	977	416	—	195
UBS PACE Global Fixed Income Investments—Class C	8,497	5,871	1,835	—	791
UBS PACE Global Fixed Income Investments—Class P	1,384,263	369,333	438,105	337,692	239,133
UBS PACE High Yield Investments—Class A	7,179	—	2,976	3,786	417
UBS PACE High Yield Investments—Class Y	28,988	—	28,988	—	—
UBS PACE High Yield Investments—Class P	437,498	—	77,698	296,414	63,386
UBS PACE Large Co Value Equity Investments—Class B	447	—	—	—	447
UBS PACE Large Co Growth Equity Investments—Class B	7,623	2,941	2,705	1,430	547
UBS PACE Large Co Growth Equity Investments—Class C	256	—	256	—	—
UBS PACE Small/Medium Co Value Equity Investments—Class B	163	—	—	—	163
UBS PACE Small/Medium Co Value Equity Investments—Class P	132,674	31,628	84,446	—	16,600
UBS PACE Small/Medium Co Growth Equity Investments—Class B	2,280	143	895	848	394
UBS PACE Small/Medium Co Growth Equity Investments—Class P	491,397	154,596	188,202	111,841	36,758
UBS PACE Global Real Estate Securities Investments—Class A	28,255	—	—	19,517	8,738
UBS PACE Global Real Estate Securities Investments—Class C	3,253	—	—	2,563	690
UBS PACE Global Real Estate Securities Investments—Class Y	13,331	—	—	13,331	—
UBS PACE Global Real Estate Securities Investments—Class P	375,374	—	—	250,409	124,965
UBS PACE Alternative Strategies Investments—Class A	50,381	—	22,383	27,998	—
UBS PACE Alternative Strategies Investments—Class B	99	—	13	64	22
UBS PACE Alternative Strategies Investments—Class C	2,018	—	908	1,110	—
UBS PACE Alternative Strategies Investments—Class Y	61,695	—	61,695	—	—
UBS PACE Alternative Strategies Investments—Class P	252,661	—	100,299	152,362	—

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Strategic Fixed Income Investments Class Y, UBS PACE Global Fixed Income Investments Class Y, UBS PACE Large Co Value Equity Investments Class A, Class C, Class Y and Class P, UBS PACE Large Co Growth Equity Investments Class A, Class Y and Class P, UBS PACE Small/Medium Co Value Equity Investments Class A, Class C and Class Y, UBS PACE Small/Medium Co Growth Equity Investments Class A, Class C and Class Y, UBS PACE International Equity Investments Class A, Class B, Class C, Class Y and Class P and UBS PACE International Emerging Markets Equity Investments Class A, Class B, Class C, Class Y and Class P have no remaining expense reimbursements subject to repayment.

At January 31, 2008, UBS Global AM owed (was owed by) certain Portfolios for expense reimbursements (recouped expense reimbursements) as follows:

Portfolio	Amounts due (owed)
UBS PACE Money Market Investments	$119,429
UBS PACE Government Securities Fixed Income Investments	73,138
UBS PACE Intermediate Fixed Income Investments	60,729
UBS PACE Strategic Fixed Income Investments	30,914
UBS PACE Municipal Fixed Income Investments	21,575
UBS PACE Global Fixed Income Investments	35,009
UBS PACE High Yield Investments	8,032
UBS PACE Large Co Value Equity Investments	84
UBS PACE Large Co Growth Equity Investments	196
UBS PACE Small/Medium Co Value Equity Investments	41,419
UBS PACE Small/Medium Co Growth Equity Investments	44,203
UBS PACE International Equity Investments	—
UBS PACE International Emerging Markets Equity Investments	—
UBS PACE Global Real Estate Securities Investments	7,939
UBS PACE Alternative Strategies Investments	(38,764)

During the six months ended January 31, 2008, the Portfolios listed below paid broker commssions to affiliates of the investment manager as follows:

Affiliated Broker	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Alternative Strategies Investments
UBS AG	—	—	—	$16,917	$2,108
UBS Securities Asia Ltd.	—	—	—	6,896	70
UBS Securities LLC	$1,884	$19,482	$1,244	109	2,885
UBS Securities Hong Kong Ltd.	—	—	—	1,659	—
UBS Securities Pte. Ltd.	—	—	—	672	24

Additional information regarding compensation to an affiliate board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

execution of the transactions. For the six months ended January 31, 2008, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

UBS PACE Large Co Value Equity Investments	$25,803
UBS PACE Large Co Growth Equity Investments	28,536
UBS PACE Small/Medium Co Value Equity Investments	2,741
UBS PACE Small/Medium Co Growth Equity Investments	545
UBS PACE International Equity Investments	57,016
UBS PACE International Emerging Markets Equity Investments	19,262
UBS PACE Global Real Estate Securities Investments	5,982
UBS PACE Alternative Strategies Investments	8,608

During the six months ended January 31, 2008, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

UBS PACE Money Market Investments	$718,469,069
UBS PACE Government Securities Fixed Income Investments	343,981,064
UBS PACE Intermediate Fixed Income Investments	23,917,912
UBS PACE Strategic Fixed Income Investments	290,042,209
UBS PACE Municipal Fixed Income Investments	5,687,915
UBS PACE Global Fixed Income Investments	58,455,565
UBS PACE High Yield Investments	4,076,611
UBS PACE Large Co Growth Equity Investments	4,217,920
UBS PACE International Equity Investments	6,665,524
UBS PACE International Emerging Markets Equity Investments	627,494
UBS PACE Alternative Strategies Investments	62,272,618

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolios' shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments, which only offers Class P shares, and UBS PACE Global Real Estate Securities Investments, which does not offer Class B shares) pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE High Yield Investments Portfolios.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At January 31, 2008, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the six months ended January 31, 2008, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE Government Securities Fixed Income Investments—Class A	$20,646	$4,413
UBS PACE Government Securities Fixed Income Investments—Class B	909	1,772
UBS PACE Government Securities Fixed Income Investments—Class C	17,087	23
UBS PACE Intermediate Fixed Income Investments—Class A	11,060	1,193
UBS PACE Intermediate Fixed Income Investments—Class B	227	—
UBS PACE Intermediate Fixed Income Investments—Class C	2,480	4
UBS PACE Strategic Fixed Income Investments—Class A	4,937	6,971
UBS PACE Strategic Fixed Income Investments—Class B	196	888
UBS PACE Strategic Fixed Income Investments—Class C	3,594	118
UBS PACE Municipal Fixed Income Investments—Class A	19,957	15,655
UBS PACE Municipal Fixed Income Investments—Class B	135	167
UBS PACE Municipal Fixed Income Investments—Class C	9,356	—
UBS PACE Global Fixed Income Investments—Class A	24,725	15,985
UBS PACE Global Fixed Income Investments—Class B	523	330
UBS PACE Global Fixed Income Investments—Class C	4,356	—
UBS PACE High Yield Investments—Class A	210	—
UBS PACE Large Co Value Equity Investments—Class A	55,578	13,012
UBS PACE Large Co Value Equity Investments—Class B	1,125	1,013
UBS PACE Large Co Value Equity Investments—Class C	25,981	753
UBS PACE Large Co Growth Equity Investments—Class A	17,086	10,910
UBS PACE Large Co Growth Equity Investments—Class B	380	727
UBS PACE Large Co Growth Equity Investments—Class C	5,896	6
UBS PACE Small/Medium Co Value Equity Investments—Class A	8,390	4,999
UBS PACE Small/Medium Co Value Equity Investments—Class B	525	1,347
UBS PACE Small/Medium Co Value Equity Investments—Class C	8,094	142
UBS PACE Small/Medium Co Growth Equity Investments—Class A	9,584	5,496
UBS PACE Small/Medium Co Growth Equity Investments—Class B	184	78
UBS PACE Small/Medium Co Growth Equity Investments—Class C	5,060	—
UBS PACE International Equity Investments—Class A	25,982	13,948
UBS PACE International Equity Investments—Class B	357	307
UBS PACE International Equity Investments—Class C	6,975	995
UBS PACE International Emerging Markets Investments—Class A	6,974	29,388
UBS PACE International Emerging Markets Investments—Class B	415	506
UBS PACE International Emerging Markets Investments—Class C	6,577	699
UBS PACE Global Real Estate Securities Investments—Class A	1,507	5,965
UBS PACE Global Real Estate Securities Investments—Class C	263	857
UBS PACE Alternative Strategies Investments—Class A	21,331	45,384

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE Alternative Strategies Investments—Class B	$22	$—
UBS PACE Alternative Strategies Investments—Class C	5,779	1,541

Redemption fees

The Portfolios, except for UBS PACE Money Market Investments, charge a 1.00% redemption fee if you sell or exchange any class of shares less than 90 days after purchase, subject to certain exemptions as noted in the prospectuses.

For the six months ended January 31, 2008, the following Portfolios received redemption fees as follows:

Portfolio	Redemption fees received
UBS PACE Government Securities Fixed Income Investments	$15,334
UBS PACE Intermediate Fixed Income Investments	10,209
UBS PACE Strategic Fixed Income Investments	18,847
UBS PACE Municipal Fixed Income Investments	7,660
UBS PACE Global Fixed Income Investments	12,019
UBS PACE High Yield Investments	5,415
UBS PACE Large Co Value Equity Investments	29,058
UBS PACE Large Co Growth Equity Investments	32,035
UBS PACE Small/Medium Co Value Equity Investments	14,282
UBS PACE Small/Medium Co Growth Equity Investments	12,250
UBS PACE International Equity Investments	26,770
UBS PACE International Emerging Markets Equity Investments	20,016
UBS PACE Global Real Estate Securities Investments	9,358
UBS PACE Alternative Strategies Investments	36,767

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolios' transfer agent, and was compensated for these services by PFPC, not the Portfolios.

For the period ended January 31, 2008, UBS Financial Services Inc. received from PFPC, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
UBS PACE Money Market Investments	$495,395
UBS PACE Government Securities Fixed Income Investments	227,197
UBS PACE Intermediate Fixed Income Investments	110,791
UBS PACE Strategic Fixed Income Investments	307,195
UBS PACE Municipal Fixed Income Investments	56,683
UBS PACE Global Fixed Income Investments	340,136
UBS PACE High Yield Investments	73,948
UBS PACE Large Co Value Equity Investments	423,883
UBS PACE Large Co Growth Equity Investments	386,441

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Delegated services fees earned
UBS PACE Small/Medium Co Value Equity Investments	$366,912
UBS PACE Small/Medium Co Growth Equity Investments	366,156
UBS PACE International Equity Investments	376,628
UBS PACE International Emerging Markets Equity Investments	329,466
UBS PACE Global Real Estate Securities Investments	75,418
UBS PACE Alternative Strategies Investments	115,497

For the six months ended January 31, 2008, each Portfolio accrued transfer agency and related services fees payable to PFPC on each class as follows:

Portfolio	Transfer agency and related services fees
UBS PACE Money Market Investments	$991,802
UBS PACE Government Securities Fixed Income Investments—Class A	59,193
UBS PACE Government Securities Fixed Income Investments—Class B	1,037
UBS PACE Government Securities Fixed Income Investments—Class C	26,307
UBS PACE Government Securities Fixed Income Investments—Class Y	1,110
UBS PACE Government Securities Fixed Income Investments—Class P	358,044
UBS PACE Intermediate Fixed Income Investments—Class A	38,645
UBS PACE Intermediate Fixed Income Investments—Class B	277
UBS PACE Intermediate Fixed Income Investments—Class C	3,088
UBS PACE Intermediate Fixed Income Investments—Class Y	480
UBS PACE Intermediate Fixed Income Investments—Class P	181,338
UBS PACE Strategic Fixed Income Investments—Class A	13,710
UBS PACE Strategic Fixed Income Investments—Class B	505
UBS PACE Strategic Fixed Income Investments—Class C	3,196
UBS PACE Strategic Fixed Income Investments—Class Y	95
UBS PACE Strategic Fixed Income Investments—Class P	481,984
UBS PACE Municipal Fixed Income Investments—Class A	21,395
UBS PACE Municipal Fixed Income Investments—Class B	125
UBS PACE Municipal Fixed Income Investments—Class C	4,319
UBS PACE Municipal Fixed Income Investments—Class Y	65
UBS PACE Municipal Fixed Income Investments—Class P	74,924
UBS PACE Global Fixed Income Investments—Class A	80,205
UBS PACE Global Fixed Income Investments—Class B	517
UBS PACE Global Fixed Income Investments—Class C	4,219
UBS PACE Global Fixed Income Investments—Class Y	563
UBS PACE Global Fixed Income Investments—Class P	486,960
UBS PACE High Yield Investments—Class A	641
UBS PACE High Yield Investments—Class P	91,444
UBS PACE Large Co Value Equity Investments—Class A	139,691
UBS PACE Large Co Value Equity Investments—Class B	2,760
UBS PACE Large Co Value Equity Investments—Class C	23,314
UBS PACE Large Co Value Equity Investments—Class Y	1,222
UBS PACE Large Co Value Equity Investments—Class P	646,799

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Transfer agency and related services fees
UBS PACE Large Co Growth Equity Investments—Class A	$60,353
UBS PACE Large Co Growth Equity Investments—Class B	1,205
UBS PACE Large Co Growth Equity Investments—Class C	9,093
UBS PACE Large Co Growth Equity Investments—Class Y	377
UBS PACE Large Co Growth Equity Investments—Class P	647,255
UBS PACE Small/Medium Co Value Equity Investments—Class A	28,226
UBS PACE Small/Medium Co Value Equity Investments—Class B	1,284
UBS PACE Small/Medium Co Value Equity Investments—Class C	7,948
UBS PACE Small/Medium Co Value Equity Investments—Class Y	637
UBS PACE Small/Medium Co Value Equity Investments—Class P	629,117
UBS PACE Small/Medium Co Growth Equity Investments—Class A	34,008
UBS PACE Small/Medium Co Growth Equity Investments—Class B	701
UBS PACE Small/Medium Co Growth Equity Investments—Class C	5,526
UBS PACE Small/Medium Co Growth Equity Investments—Class Y	257
UBS PACE Small/Medium Co Growth Equity Investments—Class P	626,665
UBS PACE International Equity Investments—Class A	65,457
UBS PACE International Equity Investments—Class B	576
UBS PACE International Equity Investments—Class C	7,082
UBS PACE International Equity Investments—Class Y	1,280
UBS PACE International Equity Investments—Class P	545,571
UBS PACE International Emerging Markets Equity Investments—Class A	19,529
UBS PACE International Emerging Markets Equity Investments—Class B	464
UBS PACE International Emerging Markets Equity Investments—Class C	4,611
UBS PACE International Emerging Markets Equity Investments—Class Y	1,247
UBS PACE International Emerging Markets Equity Investments—Class P	571,702
UBS PACE Global Real Estate Securities Investments—Class A	2,669
UBS PACE Global Real Estate Securities Investments—Class C	319
UBS PACE Global Real Estate Securities Investments—Class P	67,421
UBS PACE Alternative Strategies Investments—Class A	27,312
UBS PACE Alternative Strategies Investments—Class B	40
UBS PACE Alternative Strategies Investments—Class C	1,454
UBS PACE Alternative Strategies Investments—Class P	146,063

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Portfolios' securities lending program. UBS Securities LLC is each Portfolio's lending agent.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the six months ended January 31, 2008, UBS Securities LLC earned compensation from certain Portfolios as the Portfolios' lending agent as follows:

Portfolio	Compensation
UBS PACE Intermediate Fixed Income Investments	$15,532
UBS PACE Strategic Fixed Income Investments	4,712
UBS PACE Global Fixed Income Investments	12,511
UBS PACE High Yield Investments	6,862
UBS PACE Large Co Value Equity Investments	85,613
UBS PACE Large Co Growth Equity Investments	97,933
UBS PACE Small/Medium Co Value Equity Investments	127,966
UBS PACE Small/Medium Co Growth Equity Investments	170,120
UBS PACE International Equity Investments	74,999
UBS PACE International Emerging Markets Equity Investments	77,221
UBS PACE Global Real Estate Securities Investments	5,781

At January 31, 2008, certain Portfolios owed UBS Securities LLC compensation as the Portfolios' lending agent as follows:

Portfolio	Amounts owed
UBS PACE Intermediate Fixed Income Investments	$4,988
UBS PACE Strategic Fixed Income Investments	722
UBS PACE High Yield Investments	1,385
UBS PACE Large Co Value Equity Investments	10,295
UBS PACE Large Co Growth Equity Investments	17,750
UBS PACE Small/Medium Co Value Equity Investments	24,757
UBS PACE Small/Medium Co Growth Equity Investments	33,345
UBS PACE International Equity Investments	21,617
UBS PACE International Emerging Markets Equity Investments	15,244
UBS PACE Global Real Estate Securities Investments	1,683

At January 31, 2008, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments had securities on loan having a market value of $140,060,968, $130,404,249, $141,912,805, and $90,927,667, respectively. The custodian for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments and UBS Small/Medium Co Growth Equity Investments held cash and cash equivalents as collateral for securities loaned of $116,162,330, $126,624,724, $136,150,806 and $91,415,455, respectively. In addition UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity, UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Investments held US Government and agency obligations having an aggregate value of $25,297,859, $4,969,517, $7,221,571 and $943,116, respectively as collateral for portfolio securities loaned as follows:

Face amount (000)	Maturity dates	Interest rates	Value
UBS PACE Large Co Value Equity Investments
$624 Federal Home Loan Bank	11/28/08	4.600%	$638,570
24,633 Federal Home Loan Mortgage Corp. Discount Note	02/08/08	0.000	24,618,220
37 US Treasury Inflation Index Bonds	01/15/26	2.000	41,069
			$25,297,859
UBS PACE Large Co Growth Equity Investments
4,973 Federal Home Loan Mortgage Corp. Discount Note	02/08/08	0.000%	$4,969,517
UBS PACE Small/Medium Co Value Equity Investments
6,700 Federal National Mortgage Association	08/24/27	6.110%	$7,221,571
UBS PACE Small/Medium Co Growth Equity Investments
875 Federal National Mortgage Association	08/24/27	6.110%	$943,116

Bank line of credit

Each Portfolio, other than UBS PACE Money Market Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments and UBS PACE Alternative Strategies Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the six months ended January 31, 2008, the following Portfolios had borrowings:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Weighted average annualized interest rate	Interest expense
UBS PACE International Equity Investments	$2,232,381	14	5.35%	$4,645
UBS PACE International Emerging Markets Equity Investments	1,655,208	23	4.99	5,277

UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments and UBS PACE Alternative Strategies Investments participate with other funds advised by UBS Global AM, in a $75 million committed credit facility with JP Morgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. Interest is charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the six months ended January 31, 2008, none of the Portfolios borrowed under the JPMorgan Chase Bank Facility.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Purchases and sales of securities

For the six months ended January 31, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$2,253,584,072	$39,085,512
UBS PACE Intermediate Fixed Income Investments	640,175,791	608,876,959
UBS PACE Strategic Fixed Income Investments	936,956,388	845,527,668
UBS PACE Municipal Fixed Income Investments	75,223,138	40,188,816
UBS PACE Global Fixed Income Investments	252,535,442	201,363,638
UBS PACE High Yield Investments	46,932,940	11,467,393
UBS PACE Large Co Value Equity Investments	1,175,852,954	1,127,427,674
UBS PACE Large Co Growth Equity Investments	1,064,271,414	964,588,081
UBS PACE Small/Medium Co Value Equity Investments	140,291,946	110,431,341
UBS PACE Small/Medium Co Growth Equity Investments	337,316,135	317,712,724
UBS PACE International Equity Investments	478,099,302	416,013,477
UBS PACE International Emerging Markets Equity Investments	122,651,204	124,104,308
UBS PACE Global Real Estate Securities Investments	45,066,278	16,754,149
UBS PACE Alternative Strategies Investments	976,601,824	791,498,134

For the six months ended January 31, 2008, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$193,810,906	$2,251,287,523
UBS PACE Intermediate Fixed Income Investments	494,132,198	437,239,849
UBS PACE Strategic Fixed Income Investments	297,615,964	311,669,201
UBS PACE Global Fixed Income Investments	64,628,605	57,026,923
UBS PACE Alternative Strategies Investments	21,052,251	45,150,661

Commission recapture program

The board has approved a brokerage commission recapture program for the following Portfolios: UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. The recaptured commissions are reflected on the Statement of operations within the net realized and unrealized gains (losses) on investment activities.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

The tax character of distributions paid during the fiscal year ended July 31, 2007 was as follows:

Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS PACE Money Market Investments	—	$18,020,741	—	—
UBS PACE Government Securities Fixed Income Investments	—	26,002,641	—	—
UBS PACE Intermediate Fixed Income Investments	—	17,053,203	—	—
UBS PACE Strategic Fixed Income Investments	—	26,923,068	—	$1,277,570
UBS PACE Municipal Fixed Income Investments	$9,123,470	11,064	—	—
UBS PACE Global Fixed Income Investments	—	14,896,076	—	—
UBS PACE High Yield Investments	—	3,012,423	—	—
UBS PACE Large Co Value Equity Investments	—	48,854,986	$145,740,298	—
UBS PACE Large Co Growth Equity Investments	—	2,301,210	—	—
UBS PACE Small/Medium Co Value Equity Investments	—	6,137,100	13,609,262	—
UBS PACE Small/Medium Co Growth Equity Investments	—	—	12,876,558	—
UBS PACE International Equity Investments	—	24,822,380	98,788,375	—
UBS PACE International Emerging Markets Equity Investments	—	17,939,705	29,570,715	—
UBS PACE Global Real Estate Securities Investments	—	43,202	—	—
UBS PACE Alternative Strategies Investments	—	941,267	—	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2008.

At July 31, 2007, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. These losses expire as follows:

Fiscal year ending	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments
2008	—	—	$3,620,638	—	$1,519,395	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	—	—	9,353,216	—	—	—
2012	—	—	7,849,781	—	—	—
2013	—	—	—	—	—	—
2014	$272	$754,479	3,023,333	$4,672,538	—	—
2015	177	4,836,866	1,958,404	1,370,632	1,001,609	$6,340,375
Total	$449	$5,591,345	$25,805,372	$6,043,170	$2,521,004	$6,340,375

During the fiscal year ended July 31, 2007, the following Portfolios utilized capital loss carryforwards to offset realized gains:

Portfolio	Capital loss carryforwards utilized
UBS PACE Municipal Fixed Income Investments	$179,275
UBS PACE High Yield Investments	37,499
UBS PACE Large Co Growth Equity Investments	105,450,236
UBS PACE Alternative Strategies Investments	308,760

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

In accordance with US Treasury regulations, the following Portfolios have elected to defer realized capital losses, foreign currency losses and passive foreign investment company losses ("PFIC") arising after October 31, 2006. Such losses are treated for tax purposes as arising on August 1, 2007:

Portfolio	Capital losses	Foreign currency losses	PFIC losses
UBS PACE Money Market Investments	$150	—	—
UBS PACE Government Securities Fixed Income Investments	651,843	—	—
UBS PACE Intermediate Fixed Income Investments	—	$413,647	—
UBS PACE Strategic Fixed Income Investments	1,409,449	2,819,177	—
UBS PACE Municipal Fixed Income Investments	985,953	—	—
UBS PACE Global Fixed Income Investments	964,298	—	—
UBS PACE High Yield Investments	—	84,228	—
UBS PACE International Equity Investments	—	440,762	$1,298,699
UBS PACE International Emerging Markets Equity Investments	—	277,590	—
UBS PACE Alternative Strategies Investments	547,153	661,144	—

For federal income tax purposes, which was substantially the same for book purposes, the tax cost of investments and the components of net unrealized appreciation (depreciation) of investments at January 31, 2008 were as follows:

Portfolio	Tax cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
UBS PACE Money Market Investments	$533,348,049	—	—	—
UBS PACE Government Securities Fixed Income Investments	941,795,458	$16,352,062	$(2,742,242)	$13,609,820
UBS PACE Intermediate Fixed Income Investments	565,083,662	11,236,010	(2,058,181)	9,177,829
UBS PACE Strategic Fixed Income Investments	835,813,017	18,846,053	(10,703,794)	8,142,259
UBS PACE Municipal Fixed Income Investments	333,042,729	9,015,300	(1,061,548)	7.953.752
UBS PACE Global Fixed Income Investments	585,635,191	56,971,019	(448,294)	56,522,725
UBS PACE High Yield Investments	135,696,616	272,498	(5,310,411)	(5,037,913)
UBS PACE Large Co Value Equity Investments	1,728,756,770	116,674,685	(87,381,921)	29,292,764
UBS PACE Large Co Growth Equity Investments	1,520,010,106	95,967,223	(83,603,273)	12,363,950
UBS PACE Small/Medium Co Value Equity Investments	669,196,465	55,871,311	(80,390,854)	(24,519,543)
UBS PACE Small/Medium Co Growth Equity Investments	632,005,076	55,471,593	(54,853,745)	617,848
UBS PACE International Equity Investments	1,298,035,988	192,535,238	(77,133,176)	115,402,062
UBS PACE International Emerging Markets Equity Investments	418,169,204	100,225,981	(18,162,611)	82,063,370
UBS PACE Global Real Estate Securities Investments	83,736,639	1,402,675	(8,993,522)	(7,590,847)
UBS PACE Alternative Strategies Investments	648,703,970	10,186,308	(26,145,410)	(15,959,102)

The Portfolios adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset values of the Portfolios.

As of and during the period ended January 31, 2008, the Portfolios did not have any liabilities for any unrecognized tax benefits. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of operations. During the period, the Portfolios did not incur any interest or penalties.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Each of the tax years in the three year period ended July 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Portfolios for the period ended January 31, 2008.

Capital Contribution from custodian/investment manager/sub-advisor

On October 7, 2007 UBS PACE Strategic Fixed Income Investments recorded a capital contribution from State Street Bank and Trust Company, in the amount of $23,174. This amount was paid by State Street Bank and Trust Company in connection with the incorrect valuations of swaps held by the Portfolio.

On October 31, 2006, UBS PACE Alternative Strategies Investments recorded a capital contribution from UBS Global AM, in the amount of $16,960. This amount was paid by UBS Global AM in connection with the inclusion of dividend and interest expense as operating expenses for the purpose of computing expense reimbursement. Effective December 1, 2006, dividend and interest expense was excluded from operating expenses for purposes of computing required expense waiver/reimbursement. On February 8, 2007, UBS PACE Alternative Strategies Investments recorded a capital contribution from Wellington Management Company, LLP, in the amount of $288. This amount was paid by the sub-advisor in connection with losses incurred due to the disposition of a restricted security.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

UBS PACE Government Securities Fixed Income Investments

For the six months ended January 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	101,440	$1,322,553	7,727	$99,482	13,311	$172,929
Shares repurchased	(716,447)	(9,288,855)	(12,383)	(160,578)	(126,620)	(1,654,353)
Shares converted from Class B to Class A	43,077	559,163	(43,058)	(559,163)	—	—
Dividends reinvested	113,670	1,476,350	1,387	17,997	31,609	410,876
Net decrease	(458,260)	$(5,930,789)	(46,327)	$(602,262)	(81,700)	$(1,070,548)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	535,237	$6,981,526	6,909,175	$89,885,123
Shares repurchased	(309,945)	(4,046,773)	(3,502,073)	(45,574,382)
Dividends reinvested	27,778	361,216	883,307	11,482,368
Net increase	253,070	$3,295,969	4,290,409	$55,793,109

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Government Securities Fixed Income Investments (concluded)

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	134,054	$1,731,447	4,512	$57,512	23,254	$301,702
Shares repurchased	(1,661,661)	(21,401,513)	(36,190)	(466,052)	(400,921)	(5,164,560)
Shares converted from Class B to Class A	63,899	826,307	(63,881)	(826,307)	—	—
Dividends reinvested	257,980	3,317,717	4,352	56,005	70,936	912,898
Net decrease	(1,205,728)	$(15,526,042)	(91,207)	$(1,178,842)	(306,731)	$(3,949,960)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	671,628	$8,659,534	12,765,672	$164,474,760
Shares repurchased	(301,397)	(3,867,355)	(7,589,795)	(97,752,292)
Dividends reinvested	37,975	488,112	1,497,772	19,253,530
Net increase	408,206	$5,280,291	6,673,649	$85,975,998

UBS PACE Intermediate Fixed Income Investments

For the six months ended January 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	159,971	$1,863,602	2,401	$28,330	41,101	$486,119
Shares repurchased	(379,457)	(4,403,602)	(102)	(1,205)	(50,287)	(581,226)
Shares converted from Class B to Class A	7,284	85,045	(7,269)	(85,045)	—	—
Dividends reinvested	67,570	785,505	250	2,911	4,449	51,762
Net decrease	(144,632)	$(1,669,450)	(4,720)	$(55,009)	(4,737)	$(43,345)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	41,897	$490,444	5,296,558	$61,721,578
Shares repurchased	(42,603)	(496,961)	(3,757,150)	(43,767,507)
Dividends reinvested	2,397	27,889	749,185	8,714,123
Net increase	1,691	$21,372	2,288,593	$26,668,194

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	443,562	$5,058,084	1,758	$20,186	9,132	$103,998
Shares repurchased	(1,359,253)	(15,483,712)	(7,446)	(84,768)	(126,982)	(1,444,284)
Shares converted from Class B to Class A	23,111	262,305	(23,070)	(262,305)	—	—
Dividends reinvested	129,814	1,474,926	744	8,476	9,170	104,287
Net decrease	(762,766)	$(8,688,397)	(28,014)	$(318,411)	(108,680)	$(1,235,999)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	64,260	$730,859	10,654,090	$121,327,378
Shares repurchased	(54,334)	(618,427)	(9,145,085)	(104,041,723)
Dividends reinvested	4,548	51,681	1,264,803	14,373,953
Net increase	14,474	$164,113	2,773,808	$31,659,608

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Strategic Fixed Income Investments

For the six months ended January 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	255,729	$3,554,896	54	$728	19,016	$264,090
Shares repurchased	(251,147)	(3,447,686)	(5,947)	(80,856)	(41,375)	(566,791)
Shares converted from Class B to Class A	12,528	171,342	(12,530)	(171,342)	—	—
Dividends reinvested	29,417	404,032	367	5,008	6,549	89,917
Net increase (decrease)	46,527	$682,584	(18,056)	$(246,462)	(15,810)	$(212,784)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	70,031	$968,497	9,071,534	$124,516,855
Shares repurchased	(6,791)	(92,611)	(5,368,435)	(73,859,033)
Dividends reinvested	2,835	39,024	1,232,066	16,912,039
Net increase	66,075	$914,910	4,935,165	$67,569,861

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	428,991	$5,772,014	2,710	$36,298	12,713	$171,486
Shares repurchased	(444,438)	(5,972,428)	(17,537)	(236,354)	(82,624)	(1,109,830)
Shares converted from Class B to Class A	34,988	470,820	(35,001)	(470,820)	—	—
Dividends reinvested	55,164	739,454	1,405	18,851	13,653	183,113
Net increase (decrease)	74,705	$1,009,860	(48,423)	$(652,025)	(56,258)	$(755,231)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	60,808	$817,824	18,024,454	$241,950,231
Shares repurchased	(26,807)	(357,609)	(9,392,784)	(126,006,312)
Dividends reinvested	3,155	42,209	1,988,072	26,626,325
Net increase	37,156	$502,424	10,619,742	$142,570,244

UBS PACE Municipal Fixed Income Investments

For the six months ended January 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	657,394	$8,088,435	16	$200	10,854	$133,781
Shares repurchased	(618,042)	(7,603,928)	(661)	(8,175)	(54,689)	(674,804)
Shares converted from Class B to Class A	7,883	97,119	(7,883)	(97,119)	—	—
Dividends reinvested	83,633	1,030,777	90	1,109	13,112	161,611
Net increase (decrease)	130,868	$1,612,403	(8,438)	$(103,985)	(30,723)	$(379,412)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,077,252	$50,268,679
Shares repurchased	(154)	(1,892)	(1,500,829)	(18,509,313)
Dividends reinvested	73	903	304,150	3,750,309
Net increase (decrease)	(81)	$(989)	2,880,573	$35,509,675

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Municipal Fixed Income Investments (concluded)

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	220,505	$2,726,185	3,113	$37,981	4,249	$53,077
Shares repurchased	(1,118,622)	(13,799,131)	(32,887)	(406,984)	(232,995)	(2,871,558)
Shares converted from Class B to Class A	29,729	366,019	(29,715)	(366,019)	—	—
Dividends reinvested	169,532	2,088,136	453	5,594	26,806	330,225
Net decrease	(698,856)	$(8,618,791)	(59,036)	$(729,428)	(201,940)	$(2,488,256)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	472	$5,831	6,824,982	$84,086,119
Shares repurchased	(3,742)	(46,351)	(2,794,385)	(34,451,180)
Dividends reinvested	164	2,022	439,622	5,411,125
Net increase (decrease)	(3,106)	$(38,498)	4,470,219	$55,046,064

UBS PACE Global Fixed Income Investments

For the six months ended January 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	226,159	$2,679,968	12,955	$152,547	18,974	$222,923
Shares repurchased	(641,154)	(7,541,253)	(11,610)	(133,616)	(18,075)	(214,241)
Shares converted from Class B to Class A	5,941	69,711	(5,928)	(69,711)	—	—
Dividends reinvested	503,826	5,721,037	1,596	18,134	30,475	345,599
Net increase (decrease)	94,772	$929,463	(2,987)	$(32,646)	31,374	$354,281
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	80,813	$957,132	6,796,674	$80,176,628
Shares repurchased	(43,968)	(516,211)	(3,465,919)	(40,943,424)
Dividends reinvested	44,631	506,276	2,846,813	32,341,216
Net increase	81,476	$947,197	6,177,568	$71,574,420

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	481,056	$5,412,104	5,077	$56,761	23,278	$259,235
Shares repurchased	(1,944,452)	(21,855,698)	(11,323)	(126,978)	(146,041)	(1,637,879)
Shares converted from Class B to Class A	9,270	105,909	(9,251)	(105,909)	—	—
Dividends reinvested	213,653	2,399,592	613	6,899	10,985	123,382
Net decrease	(1,240,473)	$(13,938,093)	(14,884)	$(169,227)	(111,778)	$(1,255,262)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	79,138	$888,510	12,985,115	$145,955,168
Shares repurchased	(104,140)	(1,167,921)	(6,460,961)	(72,612,328)
Dividends reinvested	18,535	207,907	996,072	11,189,362
Net increase (decrease)	(6,467)	$(71,504)	7,520,226	$84,532,202

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE High Yield Investments

For the six months ended January 31, 2008:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	38,076	$368,009	4,160,933	$40,270,425
Shares repurchased	(11,126)	(108,037)	(861,532)	(8,330,504)
Dividends reinvested	2,797	26,902	371,603	3,576,648
Net increase	29,747	$286,874	3,671,004	$35,516,569

For the year ended July 31, 2007:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	61,212	$611,989	8,261,069	$83,078,866
Shares repurchased	(22,366)	(226,723)	(616,083)	(6,190,492)
Dividends reinvested	3,181	31,865	294,769	2,952,820
Net increase	42,027	$417,131	7,939,755	$79,841,194

UBS PACE Large Co Value Equity Investments

For the six months ended January 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	246,679	$5,133,086	163	$3,623	6,569	$142,775
Shares repurchased	(1,003,601)	(21,599,456)	(6,795)	(154,105)	(149,984)	(3,206,066)
Shares converted from Class B to Class A	13,978	313,807	(13,979)	(313,807)	—	—
Dividends reinvested	1,542,381	30,446,607	7,050	139,511	177,155	3,495,274
Net increase (decrease)	799,437	$14,294,044	(13,561)	$(324,778)	33,740	$431,983
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	26,451	$568,966	8,970,607	$195,542,480
Shares repurchased	(175,111)	(3,842,355)	(5,583,328)	(120,476,206)
Dividends reinvested	260,610	5,157,464	8,223,615	162,251,938
Net increase	111,950	$1,884,075	11,610,894	$237,318,212

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	243,516	$5,576,304	1,764	$39,764	19,412	$441,826
Shares repurchased	(2,000,034)	(45,561,925)	(44,857)	(1,007,580)	(260,750)	(5,938,919)
Shares converted from Class B to Class A	130,169	2,926,502	(129,909)	(2,926,502)	—	—
Dividends reinvested	1,560,757	33,821,608	19,761	430,985	179,885	3,908,904
Net decrease	(65,592)	$(3,237,511)	(153,241)	$(3,463,333)	(61,453)	$(1,588,189)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	173,061	$3,921,064	14,848,482	$338,872,003
Shares repurchased	(348,324)	(7,982,944)	(11,487,683)	(262,069,238)
Dividends reinvested	256,182	5,566,843	6,694,777	145,075,820
Net increase	80,919	$1,504,963	10,055,576	$221,878,585

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Large Co Growth Equity Investments

For the six months ended January 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	374,225	$7,028,401	467	$8,387	7,838	$143,433
Shares repurchased	(353,603)	(6,661,671)	(4,435)	(79,232)	(44,537)	(801,798)
Shares converted from Class B to Class A	7,124	136,688	(7,535)	(136,688)	—	—
Dividends reinvested	105,409	1,982,738	625	11,064	10,460	185,883
Net increase (decrease)	133,155	$2,486,156	(10,878)	$(196,469)	(26,239)	$(472,482)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	95,467	$1,856,889	10,451,042	$201,302,575
Shares repurchased	(143,330)	(2,792,447)	(6,083,075)	(116,173,704)
Dividends reinvested	39,067	748,901	1,875,973	35,793,563
Net increase (decrease)	(8,796)	$(186,657)	6,243,940	$120,922,434

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	293,177	$5,060,361	4,607	$77,209	21,096	$360,381
Shares repurchased	(1,131,956)	(19,913,794)	(22,853)	(373,519)	(90,278)	(1,505,928)
Shares converted from Class B to Class A	38,799	673,885	(40,773)	(673,885)	—	—
Net decrease	(799,980)	$(14,179,548)	(59,019)	$(970,195)	(69,182)	$(1,145,547)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	280,032	$5,204,675	19,356,124	$348,722,091
Shares repurchased	(287,439)	(5,240,389)	(11,928,220)	(213,560,684)
Dividends reinvested	3,883	69,862	122,457	2,194,425
Net increase (decrease)	(3,524)	$34,148	7,550,361	$137,355,832

UBS PACE Small/Medium Co Value Equity Investments

For the six months ended January 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	116,576	$1,942,609	367	$6,716	5,324	$89,984
Shares repurchased	(227,892)	(3,904,165)	(9,034)	(143,608)	(61,596)	(981,849)
Shares converted from Class B to Class A	7,335	134,209	(7,871)	(134,209)	—	—
Dividends reinvested	301,804	4,750,403	6,508	94,621	86,848	1,267,979
Net increase (decrease)	197,823	$2,923,056	(10,030)	$(176,480)	30,576	$376,114
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	19,508	$353,067	4,019,178	$72,738,266
Shares repurchased	(68,673)	(1,286,466)	(2,483,653)	(44,372,623)
Dividends reinvested	34,568	556,895	3,344,778	53,516,309
Net increase (decrease)	(14,597)	$(376,504)	4,880,303	$81,881,952

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Small/Medium Co Value Equity Investments (concluded)

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	137,542	$2,607,659	916	$15,891	7,439	$139,049
Shares repurchased	(466,473)	(8,836,516)	(23,016)	(395,558)	(89,979)	(1,608,289)
Shares converted from Class B to Class A	38,293	720,513	(40,673)	(720,513)	—	—
Dividends reinvested	99,896	1,817,115	3,418	58,526	29,379	504,135
Net decrease	(190,742)	$(3,691,229)	(59,355)	$(1,041,654)	(53,161)	$(965,105)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	140,808	$2,781,416	6,232,693	$121,366,872
Shares repurchased	(94,886)	(1,856,221)	(4,846,292)	(93,686,400)
Dividends reinvested	9,166	170,205	914,239	16,885,991
Net increase	55,088	$1,095,400	2,300,640	$44,566,463

UBS PACE Small/Medium Co Growth Equity Investments

For the six months ended January 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	131,509	$2,126,771	327	$5,331	5,942	$98,646
Shares repurchased	(237,347)	(4,027,208)	(2,062)	(35,330)	(33,598)	(537,579)
Shares converted from Class B to Class A	3,090	52,997	(3,311)	(52,997)	—	—
Dividends reinvested	452,998	6,767,795	2,665	36,746	70,362	976,626
Net increase (decrease)	350,250	$4,920,355	(2,381)	$(46,250)	42,706	$537,693
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	85,656	$1,536,491	4,075,070	$70,572,027
Shares repurchased	(59,739)	(994,612)	(2,829,662)	(48,090,802)
Dividends reinvested	64,940	998,131	4,936,556	75,331,844
Net increase	90,857	$1,540,010	6,181,964	$97,813,069

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	117,939	$1,903,587	4,078	$61,049	8,152	$123,756
Shares repurchased	(737,368)	(11,828,678)	(12,089)	(178,936)	(97,245)	(1,455,598)
Shares converted from Class B to Class A	23,295	370,998	(24,728)	(370,998)	—	—
Dividends reinvested	81,515	1,267,551	1,001	14,668	12,570	185,024
Net decrease	(514,619)	$(8,286,542)	(31,738)	$(474,217)	(76,523)	$(1,146,818)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	195,457	$3,250,868	7,303,343	$120,839,534
Shares repurchased	(154,334)	(2,540,485)	(5,466,236)	(89,764,919)
Dividends reinvested	8,337	132,391	699,722	11,062,606
Net increase	49,460	$842,774	2,536,829	$42,137,221

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE International Equity Investments

For the six months ended January 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	255,536	$5,148,483	632	$12,596	18,489	$392,120
Shares repurchased	(358,546)	(7,345,254)	(1,524)	(29,721)	(34,604)	(702,270)
Shares converted from Class B to Class A	1,829	39,805	(1,872)	(39,805)	—	—
Dividends reinvested	752,680	14,082,644	2,592	47,641	51,557	946,583
Net increase (decrease)	651,499	$11,925,678	(172)	$(9,289)	35,442	$636,433
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	81,277	$1,707,719	8,489,396	$175,717,945
Shares repurchased	(271,789)	(5,435,337)	(5,562,821)	(114,332,381)
Dividends reinvested	414,916	7,754,775	7,763,153	144,860,425
Net increase	224,404	$4,027,157	10,689,728	$206,245,989

For the year ended July 31, 2007:
	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	448,211	$9,072,038	3,333	$64,231	22,538	$446,288
Shares repurchased	(728,537)	(14,899,948)	(8,314)	(157,944)	(76,279)	(1,533,861)
Shares converted from Class B to Class A	14,047	285,830	(14,356)	(285,830)	—	—
Dividends reinvested	582,691	11,280,906	3,037	57,796	41,358	787,045
Net increase (decrease)	316,412	$5,738,826	(16,300)	$(321,747)	(12,383)	$(300,528)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	411,233	$8,417,158	14,612,769	$299,221,707
Shares repurchased	(464,892)	(9,444,392)	(12,081,828)	(246,611,211)
Dividends reinvested	321,356	6,218,236	5,308,630	102,562,726
Net increase	267,697	$5,191,002	7,839,571	$155,173,222

UBS PACE International Emerging Markets Equity Investments

For the six months ended January 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	185,583	$4,372,814	117	$2,559	23,422	$537,405
Shares repurchased	(179,999)	(4,140,686)	(3,355)	(73,662)	(21,885)	(479,260)
Shares converted from Class B to Class A	713	16,604	(745)	(16,604)	—	—
Dividends reinvested	232,817	4,991,598	3,770	77,276	57,773	1,182,038
Net increase (decrease)	239,114	$5,240,330	(213)	$(10,431)	59,310	$1,240,183
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	272,412	$6,859,646	1,866,550	$45,249,759
Shares repurchased	(231,904)	(5,334,561)	(2,045,915)	(49,175,503)
Dividends reinvested	254,370	5,535,105	2,784,783	60,374,092
Net increase	294,878	$7,060,190	2,605,418	$56,448,348

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE International Emerging Markets Equity Investments (concluded)

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	230,006	$4,719,692	4,789	$89,921	32,808	$651,391
Shares repurchased	(277,339)	(5,594,730)	(4,303)	(87,113)	(58,004)	(1,103,383)
Shares converted from Class B to Class A	9,864	201,989	(10,279)	(201,989)	—	—
Dividends reinvested	176,540	3,295,997	3,791	68,082	43,918	788,770
Net increase (decrease)	139,071	$2,622,948	(6,002)	$(131,099)	18,722	$336,778
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	370,414	$7,973,130	3,706,805	$76,395,053
Shares repurchased	(387,931)	(7,791,057)	(4,143,386)	(84,819,917)
Dividends reinvested	162,473	3,069,117	2,104,989	39,657,998
Net increase	144,956	$3,251,190	1,668,408	$31,233,134

UBS PACE Global Real Estate Securities Investments

For the six months ended January 31, 2008:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	526,944	$4,975,634	8,580	$87,409	3,120,372	$29,820,943
Shares repurchased	(117,806)	(1,080,008)	(13,578)	(124,424)	(651,530)	(6,086,753)
Dividends reinvested	24,271	211,398	999	8,703	228,098	1,991,299
Net increase (decrease)	433,409	$4,107,024	(3,999)	$(28,312)	2,696,940	$25,725,489

For the period ended July 31, 2007:

	Class A1		Class C1		Class Y2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	504,711	$5,219,184	38,068	$395,756	1,000,000	$10,000,000
Shares repurchased	(64,605)	(677,003)	(1,924)	(20,229)	(1,004,428)	(10,770,258)
Dividends reinvested	13	122	8	80	4,428	43,000
Net increase (decrease)	440,119	$4,542,303	36,152	$375,607	—	$(727,258)
	Class P3
	Shares	Amount
Shares sold	4,856,663	$51,030,872
Shares repurchased	(173,796)	(1,807,422)
Net increase	4,682,867	$49,223,450

1  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

2  For the period November 30, 2006 (commencement of issuance) through February 15, 2007.

3  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Alternative Strategies Investments

For the six months ended January 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,466,792	$60,182,786	733	$8,114	472,077	$5,128,812
Shares repurchased	(1,261,391)	(13,941,255)	—	—	(66,488)	(722,238)
Dividends reinvested	176,113	1,916,110	44	474	9,381	101,320
Net increase (decrease)	4,381,514	$48,157,641	777	$8,588	414,970	$4,507,894
	Class P
	Shares	Amount
Shares sold	14,623,204	$162,029,831
Shares repurchased	(3,039,941)	(33,566,457)
Dividends reinvested	1,017,460	11,100,483
Net increase	12,600,723	$139,563,857

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,260,581	$57,308,940	5,821	$63,245	335,148	$3,698,108
Shares repurchased	(600,984)	(6,474,347)	(4,525)	(50,091)	(22,486)	(250,297)
Dividends reinvested	10,645	111,139	4	46	116	1,207
Net increase	4,670,242	$50,945,732	1,300	$13,200	312,778	$3,449,018
	Class P
	Shares	Amount
Shares sold	31,171,574	$335,109,125
Shares repurchased	(1,918,394)	(20,798,674)
Dividends reinvested	78,612	821,496
Net increase	29,331,792	$315,131,947

UBS PACE Select Advisors Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments—Board Approval of Sub-Advisory Agreements (unaudited)

September 2007 and November 2007 board meetings:

Background—The Trustees, including the Independent Trustees, considered and approved the proposed Marsico Sub-Advisory Agreement between UBS Global AM and Marsico and the proposed Delaware Sub-Advisory Agreement between UBS Global AM and Delaware, at meetings of the Board on September 19, 2007 and November 14, 2007, respectively. In considering the approval of the Sub-Advisory Agreements, the Board was able to draw on its knowledge of the Trust, its series and UBS Global AM. The Board took note of its knowledge of UBS Global AM and the advisory and subadvisory agreements for the other series of the Trust and other portions of the Fund's portfolio, including the extensive materials it had reviewed at its most recent annual contract renewal meeting, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of Board members in considering approval of advisory and sub-advisory agreements. The Board also took note that Marsico had served as a sub-advisor to the Fund since September 2002 and that no changes in portfolio management or investment philosophy and process were being proposed as a result of Marsico's change in control. The Board also received a memorandum from UBS Global AM prior to its September 19th meeting with information regarding Marsico's change in control. Prior to the November 14th meeting, the Board was provided with information about Delaware, including information about the qualifications, backgrounds and responsibilities of Delaware's large company growth portfolio management team, assets under management and investment philosophy and process. The Board also received a memorandum from UBS Global AM prior to its November 14th meeting containing additional information about Delaware and UBS Global AM's discussion of its reasons for recommending Delaware to the Board, including that UBS Global AM's recommendation of Delaware was part of a broader strategy designed to attempt to manage risk within the Fund through additional sub-advisor diversification. The Board also met with members of the portfolio management team for Delaware, who discussed with the Board their investment philosophy.

In its consideration of the approval of the proposed Sub-Advisory Agreements, the Board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreements—The Board took note that at its most recent annual contract renewal meeting for the Trust in July 2007, in connection with its review of the Trust's management, sub-advisory and distribution agreements, it had received and considered extensive information regarding UBS Global AM and a description of UBS Global AM's role in coordinating providers of other services to the series of the Trust, including oversight of the provision of sub-advisory services by the sub-advisors to the series. The Board's evaluation of the services to be provided by Marsico and Delaware to the Fund took into account the Board's knowledge and familiarity gained as Trustees of funds in the UBS New York fund complex, including the Trust and its series. With respect to Marsico, the Board took note that no changes from the services provided by Marsico to the Fund under the Prior Marsico Sub-Advisory Agreement were being proposed and that management would continue to monitor the ownership structure and remuneration plans for Marsico after the change in control. As noted above, the Board also received extensive materials from UBS Global AM and from Delaware about Delaware, including a memorandum from UBS Global AM discussing its reasons for recommending Delaware. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Fund under the proposed Sub-Advisory Agreements.

Sub-advisory fees—The Board reviewed and considered the proposed contractual sub-advisory fees to be payable by UBS Global AM in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Marsico and Delaware. The Board noted that no change in the subadvisory fee paid to Marsico by UBS Global AM was being proposed. It also noted that UBS Global AM would be paying Delaware a higher sub-advisory fee than UBS Global AM paid the Fund's other subadvisors; as a result, UBS

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments—Board Approval of Sub-Advisory Agreements (unaudited)

Global AM's selection of Delaware may result in UBS Global AM retaining less of the management fee it receives from the Fund. The Board also considered that the compensation to be paid to each of Marsico and Delaware would be paid by UBS Global AM, not the Fund and, accordingly, that the retention of Delaware and continued retention of Marsico would not increase the fees otherwise incurred by the Fund's shareholders. Taking all of the above into consideration, the Board determined that the proposed sub-advisory fees were reasonable in light of the nature, extent and quality of the services proposed to be provided to the Fund under the Sub-Advisory Agreements.

Fund performance—The Board considered the current performance of Marsico's Allocated Portion and determined that it was satisfied with that performance. The Board also received and considered information with respect to the Delaware portfolio investment team's composite investment performance with accounts and other funds managed in the large cap growth equity style, noting that performance information prior to April 4, 2005 was the performance of a different portfolio management team. The Board reviewed the composite recent performance with the Delaware representatives. The Board also noted that, as Delaware would be a new sub-advisor to the Fund, the current performance of the Fund was not relevant to the consideration of the approval of the Delaware Sub-Advisory Agreement.

Advisor profitability—Profitability of UBS Global AM or its affiliates in providing services to the Fund was not a factor considered by the Board, as the sub-advisory fees would be paid by UBS Global AM out of the management fee paid to it by the Fund, and not by the Fund.

Economies of scale—The Board noted that, as the sub-advisory fees for the Fund would be paid by UBS Global AM, not by the Fund, consideration of economies of scale with respect specifically to the sub-advisory fees were not relevant.

Other benefits to Marsico and Delaware—The Board was informed by management that Marsico's and Delaware's relationship with the Fund would be limited to their provision of sub-advisory services to the Fund and that therefore management believed that neither Marsico nor Delaware received tangible ancillary benefits as a result of their relationships with the Fund, with the exception of possible benefits from soft dollars for the Fund (which would also potentially benefit the Fund).

In light of all of the foregoing, the Board approved the Sub-Advisory Agreements for the Fund.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Sub-Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Board discussed the proposed approval of the Sub-Advisory Agreements in a private session with their independent legal counsel at which no representatives of UBS Global AM, Marsico or Delaware were present.

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UBS PACE Money Market
Investments

Semiannual Report
January 31, 2008

UBS PACE Money Market Investments

March 17, 2008

Dear Shareholder,

For the six months ended January 31, 2008, the Portfolio returned 2.21% (before the deduction of the maximum UBS PACE Select program fee for the six month period; after the deduction of the maximum UBS PACE Select program fee, the Portfolio returned 1.44%). In comparison, the 90-Day US T-Bill Index (the "benchmark") returned 2.08%, and the median return for the Lipper Money Market Funds category was 2.19%. (Returns over various time periods are shown in the "Performance at a Glance" table on page 5. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Market Review

While the US economy was fairly resilient during the first half of the reporting period, it weakened toward the end of 2007. The reporting period began with a healthy gross domestic product ("GDP") growth rate of 4.9% in the third quarter, due in part to strong consumer spending and increased exports. However, a variety of factors caused the economy to

UBS PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Michael H. Markowitz*

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions

*  Note: As of March 20, 2008, Robert Sabatino, a director of UBS Global Asset Management (Americas) Inc.'s short duration fixed income group, will become primarily responsible for the day-to-day portfolio management of UBS PACE Money Market Investments.

1

UBS PACE Money Market Investments

stumble in the fourth quarter, as the combined effects of the weak housing market, issues related to subprime mortgages, and tighter credit conditions negatively impacted the overall economy. As a result, estimates for the fourth quarter GDP fell back to just 0.6%.

As concerns over subprime mortgages and the credit markets mounted, the Federal Reserve Board (the "Fed") provided greater amounts of liquidity to the market in order to facilitate normal market operations. In mid-August, the Fed lowered the discount rate—the rate the Fed uses for loans it makes directly to banks. Then, in mid-September, the Fed continued to take action by reducing the federal funds rate from 5.25% to 4.75%. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed again lowered the fed funds rate in October and December 2007, bringing it to 4.25% by the end of 2007.

In a surprise move, the Fed again cut the fed funds rate on January 22, 2008. The 0.75% reduction, taken to address what the Fed called "a weakening of the economic outlook" brought the fed funds rate to 3.50%. Eight days later, on January 30, 2008, the Fed further lowered the fed funds rate by 0.50%, bringing it to 3.00%—the lowest level since May 2005.

Portfolio Performance

During much of the period, we employed a "barbell" strategy, in which the maturities of securities in a portfolio are concentrated at opposite ends of the short-term yield curve. We continued to buy shorter-term securities, and we also sought to extend the Portfolio's weighted average maturity with longer-term money market securities maturing within nine to 13 months. However, when the troubles surfaced in the credit market in mid-August, we sought to increase liquidity by purchasing more overnight securities. This reduced the Portfolio's weighted average maturity during the remainder of the period. We also added more government agency securities to the portfolio in October and increased the amount of overnight securities we held.

2

UBS PACE Money Market Investments

The Portfolio remained diversified during the reporting period by both weighted average maturity and security type. We held securities with a wide range of maturities, ranging from overnight up to several months. In terms of security type, while we are able to generally hold up to 5% in any one security (subject to certain exceptions), we typically sought to maintain a greater level of portfolio diversification over the reporting period. We accomplished this by investing in smaller positions, typically purchasing no more than 2%–3% in any one non-government issuer.

As always, quality, liquidity and yield remained paramount in our selection process for the Portfolio. Our process led us to be highly selective in terms of the types of commercial paper held in the Portfolio, which benefited performance during the reporting period. (Commercial paper is a short-term security which may be backed by a guarantee or a letter of credit from a bank or other entity.) For example, we did not have any positions in single-seller commercial paper conduits or asset-backed commercial paper programs solely backed by mortgages. Instead, we emphasized what we believed to be the more stable multi-seller commercial paper programs.

Short-term corporate obligations and certificates of deposit also comprised a fair amount of the Portfolio. Within these sectors, we also found variable-rate securities, which offer interest rates that reset periodically, to be attractive, given the uncertainty of interest rate movements by the Fed. We purchased variable-rate securities linked to the fed funds rate, as well as those linked to the one-month and three-month LIBOR. (LIBOR, or the London Interbank Offered Rate, is among the most common of benchmark interest rate indexes used to make adjustments to adjustable-rate securities.)

Later in the period, we increased our exposure to overnight securities, such as repurchase agreements, as well as one-month securities as we sought to increase the Portfolio's liquidity. These purchases helped to decrease our risk exposure. In response to turmoil in the asset-backed commercial paper market during this

3

UBS PACE Money Market Investments

time, we decreased our exposure to these securities and increased our exposure to US government and agency obligations.

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp President UBS PACE Select Advisors Trust Head of the Americas UBS Global Asset Management (Americas) Inc.	Michael H. Markowitz Portfolio Manager UBS PACE Money Market Investments Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended January 31, 2008. The views and opinions in this letter were current as of March 17, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice.

Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

4

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/08

	6 months	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE Select program fee[1]	2.21%	4.64%	2.71%	3.46%
UBS PACE Money Market Investments after deducting maximum UBS PACE Select program fee[1]	1.44%	3.08%	1.18%	1.92%
90-Day US T-Bill Index[2]	2.08%	4.60%	2.99%	3.61%
Lipper Money Market Funds median	2.19%	4.52%	2.54%	3.27%

For UBS PACE Money Market Investments, average annual total returns for periods ended December 31, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: 1-year period, 3.16%; 5-year period, 1.13%; 10-year period, 1.94%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2008 was 3.36% (without maximum UBS PACE Select program fee and after fee waivers and/or expense reimbursements; the yield was 3.07% before fee waivers and/or expense reimbursements). With the maximum UBS PACE Select program fee, the 7-day current yield was 1.86% after fee waivers and/or expense reimbursements; the yield was 1.57% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

1  The maximum annual UBS PACE Select program fee is 1.5% of the value of UBS PACE assets.

2  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

5

UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2007 to January 31, 2008.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

6

UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)
(concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these program fees were included, your costs would have been higher.

		Beginning account value August 1, 2007	Ending account value January 31, 2008	Expenses paid during period[1] 08/01/07 to 01/31/08	Expense ratio during the period
Class P	Actual	$1,000.00	$1,022.10	$3.05	0.60%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.12	3.05	0.60%

1  Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

7

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/08
Net assets (mm)	$523.2
Number of holdings	82
Weighted average maturity	50 days
Portfolio composition[1]	01/31/08
Commercial paper	29.1%
Repurchase agreements	24.5
US government and agency obligations	21.2
Certificates of deposit	19.0
Short-term corporate obligations	8.1
Other assets less liabilities	(1.9)
Total	100.0%
Top 10 holdings[1]	01/31/08
Repurchase agreement with Deutsche Bank Securities, 2.850%, due 02/01/08	13.0%
Repurchase agreement with Barclays Bank PLC, 2.850%, due 02/01/08	11.5
Federal National Mortgage Association, 4.240% due 02/08/08	3.8
Abbey National N.A. LLC, 4.345% due 02/04/08	2.3
Federal Home Loan Bank, 2.720% due 02/22/08	2.3
Bayerische Landesbank, 3.280% due 02/27/08	2.0
Lehman Brothers Holdings, Inc., 3.040% due 02/01/08	1.9
Danske Corp., 3.030% due 03/03/08	1.9
International Lease Finance Corp., 3.020% due 03/06/08	1.9
Federal Home Loan Bank, 2.870% due 03/28/08	1.9
Total	42.5%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2008. The Portfolio is actively managed and its composition will vary over time.

8

UBS PACE Money Market Investments

Statement of net assets—January 31, 2008
(unaudited)

	Face amount	Value
US government and agency obligations—21.21%
Federal Farm Credit Bank
3.030%, due 02/22/08[1]	$4,000,000	$3,999,682
3.080%, due 03/22/08[1]	5,500,000	5,500,000
Federal Home Loan Bank
4.785%, due 02/18/08[1]	8,000,000	8,000,000
2.720%, due 02/22/08[2]	12,000,000	11,980,960
2.870%, due 03/28/08[2]	10,000,000	9,955,355
4.345%, due 04/10/08[1]	7,500,000	7,499,380
3.625%, due 04/16/08[2]	5,000,000	4,962,240
4.885%, due 08/20/08	2,750,000	2,752,181
5.100%, due 09/19/08	4,500,000	4,513,238
4.500%, due 11/05/08	4,000,000	4,000,000
3.330%, due 01/23/09	2,750,000	2,750,000
Federal Home Loan Mortgage Corp.
4.670%, due 03/30/08[1]	2,000,000	1,999,154
4.165%, due 05/12/08[2]	5,000,000	4,941,574
4.300%, due 12/26/08	3,000,000	3,000,000
Federal National Mortgage Association
4.240%, due 02/08/08[2]	20,000,000	19,983,511
3.375%, due 01/23/09	2,750,000	2,750,000
US Treasury Bills[2]
3.000%, due 03/20/08	5,500,000	5,478,000
3.145%, due 06/12/08	7,000,000	6,919,278
Total US government and agency obligations (cost—$110,984,553)		110,984,553
Certificates of deposit—19.02%
Banking-non-US—15.96%
Bank of Tokyo-Mitsubshi UFJ Ltd.
5.440%, due 03/14/08	4,500,000	4,500,000
3.790%, due 05/15/08	5,000,000	5,000,000
Barclays Bank PLC
5.530%, due 03/14/08	2,000,000	2,000,000
5.200%, due 06/16/08	3,000,000	3,000,000
3.000%, due 07/25/08	5,000,000	5,000,000

9

UBS PACE Money Market Investments

Statement of net assets—January 31, 2008
(unaudited)

	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Calyon N.A., Inc.
3.045%, due 02/01/08[1]	$4,000,000	$3,999,874
4.750%, due 02/28/08	5,000,000	5,000,000
Credit Suisse First Boston
4.850%, due 05/27/08	5,000,000	5,000,000
4.230%, due 07/08/08	2,000,000	2,000,000
Deutsche Bank AG
3.155%, due 02/01/08[1]	4,000,000	4,000,000
4.753%, due 03/25/08[1]	5,000,000	5,000,000
Fortis Bank NV-SA
4.850%, due 02/11/08	5,000,000	5,000,000
Natixis
4.810%, due 02/08/08	5,000,000	5,000,000
5.365%, due 06/02/08	2,000,000	2,000,000
Norinchukin Bank Ltd.
4.545%, due 03/07/08	3,000,000	3,000,000
4.300%, due 04/14/08	5,000,000	5,000,000
Royal Bank of Scotland
3.750%, due 07/18/08	5,000,000	5,000,000
Societe Generale
4.800%, due 02/07/08	5,000,000	5,000,000
Svenska Handelsbanken
5.000%, due 10/09/08	9,000,000	9,000,000
		83,499,874
Banking-US—3.06%
PNC Bank N.A.
3.190%, due 07/25/08	6,000,000	6,000,000
State Street Bank & Trust Co.
5.540%, due 02/04/08	5,000,000	5,000,000
Wachovia Bank NA (Charlotte)
4.753%, due 04/04/08[1]	5,000,000	5,000,000
		16,000,000
Total certificates of deposit (cost—$99,499,874)		99,499,874

10

UBS PACE Money Market Investments

Statement of net assets—January 31, 2008
(unaudited)

	Face amount	Value
Commercial paper[2]—29.10%
Asset backed-banking—1.43%
Atlantis One Funding
3.450%, due 02/12/08	$2,500,000	$2,497,365
3.850%, due 04/15/08	5,000,000	4,960,430
		7,457,795
Asset backed-miscellaneous—5.29%
Amsterdam Funding Corp.
4.450%, due 04/08/08	2,750,000	2,727,225
Falcon Asset Securitization Corp.
3.350%, due 02/25/08	5,000,000	4,988,833
Old Line Funding Corp.
4.080%, due 02/11/08	5,000,000	4,994,333
Ranger Funding Co. LLC
3.150%, due 02/06/08	5,000,000	4,997,813
Thunderbay Funding
4.120%, due 02/08/08	5,000,000	4,995,995
Variable Funding Capital Corp.
4.285%, due 02/13/08	5,000,000	4,992,858
		27,697,057
Banking-non-US—1.24%
Westpac Banking Corp.
3.450%, due 02/01/08	6,500,000	6,500,000
Banking-US—14.94%
Abbey National N.A. LLC
4.345%, due 02/04/08	12,000,000	11,995,655
ABN-AMRO N.A. Finance, Inc.
3.300%, due 02/19/08	5,000,000	4,991,750
Bayerische Landesbank
3.280%, due 02/27/08	10,500,000	10,475,127
Danske Corp.
3.030%, due 03/03/08	10,000,000	9,973,908
Deutsche Bank Financial LLC
3.100%, due 02/01/08	6,000,000	6,000,000

11

UBS PACE Money Market Investments

Statement of net assets—January 31, 2008
(unaudited)

	Face amount	Value
Commercial paper[2]—(concluded)
Banking-US—(concluded)
ING (US) Funding LLC
3.100%, due 04/25/08	$5,000,000	$4,963,833
JP Morgan Chase & Co.
4.830%, due 04/17/08	6,900,000	6,829,643
Nordea N.A., Inc.
4.740%, due 02/14/08	5,000,000	4,991,442
3.100%, due 02/28/08	5,000,000	4,988,375
Societe General N.A. Inc.
3.915%, due 04/14/08	4,000,000	3,968,245
Stadshypotek Del, Inc.
3.150%, due 04/22/08	4,000,000	3,971,650
Toronto Dominion Holdings USA, Inc.
3.100%, due 03/20/08	5,000,000	4,979,333
		78,128,961
Brokerage—2.86%
Greenwich Capital Holdings, Inc.
3.950%, due 03/24/08	5,000,000	4,971,472
Lehman Brothers Holdings, Inc.
3.040%, due 02/01/08	10,000,000	10,000,000
		14,971,472
Finance-noncaptive diversified—1.91%
International Lease Finance Corp.
3.020%, due 03/06/08	10,000,000	9,971,478
Insurance-multiline—0.74%
Hartford Financial Services Group, Inc.
3.780%, due 02/26/08	3,885,000	3,874,802
Pharmaceuticals—0.69%
Pfizer, Inc.
4.410%, due 05/28/08	3,675,000	3,622,328
Total commercial paper (cost—$152,223,893)		152,223,893

12

UBS PACE Money Market Investments

Statement of net assets—January 31, 2008
(unaudited)

	Face amount	Value
Short-term corporate obligations—8.14%
Asset backed-securities—2.98%
Asscher Finance Corp.
5.400%, due 07/09/08[3]	$2,000,000	$1,999,956
CC (USA), Inc. (Centauri)
5.340%, due 06/05/08[3]	2,500,000	2,499,917
Dorada Finance, Inc.
3.205%, due 02/01/08[1,3]	3,100,000	3,100,101
K2 (USA) LLC
4.218%, due 04/15/08[1,3]	5,000,000	4,999,548
5.400%, due 06/16/08[3]	3,000,000	3,000,000
		15,599,522
Banking-non-US—3.63%
BNP Paribas
4.032%, due 05/13/08[1]	3,000,000	3,000,000
La Caja de Ahorros y Pensiones de Barcelona
3.848%, due 04/23/08[1,3]	4,000,000	4,000,000
National Australia Bank Ltd.
4.206%, due 02/15/08[1,3]	6,000,000	6,000,000
Societe Generale
4.631%, due 02/04/08[1,3]	3,000,000	3,000,000
Westpac Banking Corp.
4.530%, due 02/06/08[1,3]	3,000,000	3,000,000
		19,000,000
Banking-US—0.38%
Citigroup Funding, Inc.
3.110%, due 02/01/08[1]	2,000,000	2,000,096
Finance-captive automotive—1.15%
Toyota Motor Credit Corp.
3.820%, due 02/01/08[1]	3,000,000	3,000,000
4.616%, due 04/07/08[1]	3,000,000	3,000,111
		6,000,111
Total short-term corporate obligations (cost—$42,599,729)		42,599,729

13

UBS PACE Money Market Investments

Statement of net assets—January 31, 2008
(unaudited)

	Face amount	Value
Repurchase agreements—24.48%
Repurchase agreement dated 01/31/08 with Barclays Bank PLC, 2.850%, due 02/01/08, collateralized by $55,502,000 Federal National Mortgage Association obligations, 6.000% due 05/15/11; (value—$61,200,205); proceeds: $60,004,750	$60,000,000	$60,000,000
Repurchase agreement dated 01/31/08 with Deutsche Bank Securities, 2.850%, due 02/01/08, collateralized by $25,000,000 Federal Home Loan Bank obligations, 3.600% due 01/16/09 and $45,922,000 Federal Home Loan Mortgage Corp. obligations, zero coupon due 11/10/08 to 07/15/13; (value—$69,360,206); proceeds: $68,005,383	68,000,000	68,000,000
Repurchase agreement dated 01/31/08 with State Street Bank & Trust Co., 1.400%, due 02/01/08, collateralized by $9,865 US Treasury Bonds, 7.250% to 8.125% due 08/15/19 to 08/15/22 and $26,940 US Treasury Bills, zero coupon due 05/01/08; (value—$40,817); proceeds: $40,002	40,000	40,000
Total repurchase agreements (cost—$128,040,000)		128,040,000
Total investments (cost—$533,348,049)—101.95%		533,348,049
Liabilities in excess of other assets—(1.95)%		(10,197,239)
Net assets (applicable to 523,108,984 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$523,150,810

1  Variable rate security. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of January 31, 2008, and reset periodically.

2  Rates shown are the discount rates at date of purchase.

14

UBS PACE Money Market Investments

Statement of net assets—January 31, 2008
(unaudited)

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 6.04% of net assets as of January 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Issuer breakdown by country of origin

Percentage of total investments
United States	78.5%
France	5.1
Japan	4.4
Australia	2.9
United Kingdom	2.8
Germany	1.7
Sweden	1.7
Switzerland	1.3
Belgium	0.9
Spain	0.7
Total	100.0%

Weighted average maturity—50 days

See accompanying notes to financial statements
15

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16

UBS PACE Money Market Investments

Statement of operations

For the six months ended January 31, 2008 (unaudited)
Investment income:
Interest	$11,583,997
Expenses:
Transfer agency and related services fees	991,802
Investment management and administration fees	823,701
Reports and notices to shareholders	160,406
Professional fees	33,836
Custody and accounting fees	32,948
Federal and state registration fees	21,162
Trustees' fees	8,931
Insurance expense	5,994
Other expenses	5,319
2,084,099
Less: Expense reimbursements by investment manager and administrator	(672,039)
Net expenses	1,412,060
Net investment income	10,171,937
Net realized gain from investment activities	42,586
Net increase in net assets resulting from operations	$10,214,523

Statement of changes in net assets

	For the six months ended January 31, 2008 (unaudited)	For the year ended July 31, 2007
From operations:
Net investment income	$10,171,937	$18,020,741
Net realized gain (loss) from investment activities	42,586	(150)
Net increase in net assets resulting from operations	10,214,523	18,020,591
Dividends to shareholders from:
Net investment income	(10,171,937)	(18,020,741)
From beneficial interest transactions:
Net increase in net assets from beneficial interest transactions	114,545,882	65,989,601
Net increase in net assets	114,588,468	65,989,451
Net assets:
Beginning of period	408,562,342	342,572,891
End of period	$523,150,810	$408,562,342
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
17

UBS PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	For the six months ended January 31,	For the years ended July 31,
	2008 (unaudited)	2007	2006	2005	2004	2003
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.022	0.048	0.038	0.018	0.005	0.009
Dividends from net investment income	(0.022)	(0.048)	(0.038)	(0.018)	(0.005)	(0.009)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[1]	2.21%	4.86%	3.89%	1.80%	0.51%	0.96%
Ratios/supplemental data:
Net assets, end of period (000's)	$523,151	$408,562	$342,573	$227,528	$166,067	$123,915
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.60%[2]	0.60%	0.60%	0.60%	0.60%	0.57%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.89%[2]	0.92%	0.99%	0.97%	0.96%	1.13%
Net investment income to average net assets	4.32%[2]	4.75%	3.89%	1.85%	0.51%	0.94%

1  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

2  Annualized.

See accompanying notes to financial statements
18

19

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS PACE Money Market Investments (the "Portfolio") is a diversified portfolio of UBS PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust currently offers fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the UBS PACESM Select Advisors Program and the UBS PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

20

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income—Investments are valued at amortized cost, unless the Trust's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of January 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a

21

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

22

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

Investment manager and administrator

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2008, the Portfolio owed UBS Global AM $154,321 for investment management and administration fees.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total annual operating expenses (excluding interest expense, if any) at a level not exceeding 0.60% through November 30, 2008. The Portfolio will make a payment to UBS Global AM for any previously reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap. For the six months ended January 31, 2008, UBS Global AM reimbursed the Portfolio for non-management fee expenses totaling $672,039. At January 31, 2008, UBS Global AM owed the portfolio $119,429 for expense reimbursements.

At January 31, 2008, the Portfolio had expense reimbursements subject to repayment and respective dates of expirations as follows:

Expense reimbursements subject to repayment	Expires July 31, 2008	Expires July 31, 2009	Expires July 31, 2010	Expires July 31, 2011
$3,705,176	$718,836	$1,115,063	$1,199,238	$672,039

Additional information regarding compensation to affiliate of a board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley

23

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the six months ended January 31, 2008, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $718,469,069.

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides transfer agency related services to the Portfolio pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolio's transfer agent, and is compensated for these services by PFPC, not the Portfolio.

For the six months ended January 31, 2008, UBS Financial Services Inc. received from PFPC, not the Portfolio, $495,395 of the total transfer agency and related services fees paid by the Portfolio to PFPC.

Other liabilities and components of net assets

At January 31, 2008, the Portfolio had the following liabilities outstanding:

Payable for investments purchased	$9,973,908
Payable for shares of beneficial interest repurchased	2,759,378
Dividends payable to shareholders	816,901
Other accrued expenses*	528,270

* Excludes investment management and administration fees.

24

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

At January 31, 2008, the components of net assets were as follows:

Accumulated paid in capital	$523,108,823
Accumulated net realized gain from investment activities	41,987
Net assets	$523,150,810

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the six months ended January 31, 2008 and the fiscal year ended July 31, 2007 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2008.

At July 31, 2007, the Portfolio has a net capital loss carryforward of $449. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains; $272 will expire by July 31, 2014 and $177 will expire by July 31, 2015.

In accordance with US Treasury regulations, the Portfolio has elected to defer realized capital losses of $150 arising after October 31, 2006. Such losses are treated for tax purposes as arising on August 1, 2007.

The Portfolio adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for

25

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset values of the Portfolio.

As of and during the period ended January 31, 2008, the Portfolio did not have any liabilities for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of operations. During the period, the Portfolio did not incur any interest or penalties.

Each of the tax years in the three year period ended July 31, 2007, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Portfolio for the period ended January 31, 2008.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2008	For the year ended July 31, 2007
Shares sold	372,077,075	424,841,805
Shares repurchased	(267,538,444)	(376,397,873)
Dividends reinvested	10,007,251	17,545,669
Net increase in shares outstanding	114,545,882	65,989,601

26

UBS PACE Money Market Investments

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

27

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28

Trustees

Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

Principal Officers

Kai Sotorp  Thomas Disbrow
President  Vice President and Treasurer

Mark F. Kemper  Michael H. Markowitz
Vice President and Secretary  Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Principal Underwriter

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 10, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 10, 2008